Document and Entity Information Document	12 Months Ended
Sep. 30, 2012
Entity Information [Line Items]
Document Type	8-K
Amendment Flag	false
Document Period End Date	Sep 30, 2012
Trading Symbol	RKT
Entity Registrant Name	Rock-Tenn CO
Entity Central Index Key	0000230498

Consolidated Statements of Income (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended								12 Months Ended
	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2012	Sep. 30, 2011	Sep. 30, 2010
Net sales	$ 2,353.8	$ 2,303.2	$ 2,282.9	$ 2,267.7	$ 2,463.5	$ 1,382.1	$ 792.9	$ 761.1	$ 9,207.6	$ 5,399.6	$ 3,001.4
Cost of goods sold (net of alternative fuel mixture credit of $0, $0 and $28.8)									7,674.9	4,407.7	2,281.3
Gross profit	419.9	359.8	360.8	392.2	434.4	212.4	166.3	178.8	1,532.7	991.9	720.1
Selling, general and administrative expenses									927.5	541.2	339.9
Restructuring and other costs, net	23.1	13.7	28.1	10.3	30.9	55.5	6.3	0.6	75.2	93.3	7.4
Operating profit									530	357.4	372.8
Interest expense									(119.7)	(88.9)	(75.5)
Loss on extinguishment of debt	(6.3)	(0.1)	(19.5)	0	0	(39.5)	0	0	(25.9)	(39.5)	(2.8)
Interest income and other income (expense), net									1.3	(15)	0.1
Equity in income of unconsolidated entities									3.4	1.5	0.8
Income before income taxes	120.8	90.6	53.3	124.4	127.1	(46)	55.8	78.6	389.1	215.5	295.4
Income tax (expense) benefit									(136.9)	(69.5)	(64.7)
Consolidated net income	83.4	59.3	32.7	76.8	84.8	(28.4)	38.3	51.3	252.2	146	230.7
Less: Net income attributable to noncontrolling interests									(3.1)	(4.9)	(5.1)
Net income attributable to Rock-Tenn Company shareholders	$ 82.3	$ 58.2	$ 31.9	$ 76.7	$ 83.9	$ (30.1)	$ 37	$ 50.3	$ 249.1	$ 141.1	$ 225.6
Basic earnings per share attributable to Rock-Tenn Company shareholders	$ 1.15	$ 0.82	$ 0.45	$ 1.08	$ 1.18	$ (0.6)	$ 0.94	$ 1.29	$ 3.49	$ 2.81	$ 5.8
Diluted earnings per share attributable to Rock-Tenn Company shareholders	$ 1.14	$ 0.81	$ 0.44	$ 1.06	$ 1.17	$ (0.6)	$ 0.92	$ 1.27	$ 3.45	$ 2.77	$ 5.7
Cash dividends paid per share									$ 0.8	$ 0.8	$ 0.6

Consolidated Statements of Income (Parenthetical Information) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Sep. 30, 2012	Sep. 30, 2011	Sep. 30, 2010
Alternative Fuel Mixture Credit, Net of Expenses	$ 0	$ 0	$ 28.8

Consolidated Statements of Comprehensive Income (Loss) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Sep. 30, 2012	Sep. 30, 2011	Sep. 30, 2010
Consolidated net income	$ 252.2	$ 146	$ 230.7
Other comprehensive income, net of tax:
Foreign currency translation gain (loss)	18.3	(12.9)	7.2
Derivatives:
Deferred loss on cash flow hedges	0	(0.3)	(3.5)
Less: Reclassification adjustment of net loss on cash flow hedges included in earnings	1.4	4	6
Defined benefit pension plans:
Net actuarial loss arising during period	(234.2)	(211.2)	(8.4)
Amortization of net actuarial loss, included in pension cost	13.3	12.2	12
Prior service (cost) credit arising during period	(1.4)	0.3	(0.2)
Amortization of prior service cost, included in pension cost	0.4	0.4	0.5
Other comprehensive income adjustments	0	0	(1.7)
Other comprehensive income (loss)	(202.2)	(207.5)	11.9
Comprehensive income (loss)	50	(61.5)	242.6
Less: Comprehensive income attributable to noncontrolling interests	(2.2)	(4.4)	(0.8)
Comprehensive income (loss) attributable to Rock-Tenn Company shareholders	$ 47.8	$ (65.9)	$ 241.8

Consolidated Balance Sheets (USD $) In Millions, unless otherwise specified	Sep. 30, 2012	Sep. 30, 2011
Current Assets:
Cash and cash equivalents	$ 37.2	$ 41.7
Restricted cash	40.6	41.1
Accounts receivable (net of allowances of $26.9 and $30.1)	1,075.6	1,109.6
Inventories	861.9	849.8
Other current assets	174.5	186.7
Total current assets	2,189.8	2,228.9
Property, plant and equipment at cost:
Land and buildings	1,207.7	1,135.1
Machinery and equipment	6,121.7	5,691.1
Transportation equipment	13.6	12.8
Leasehold improvements	20	6.9
Property, plant and equipment, at cost	7,363	6,845.9
Less accumulated depreciation and amortization	(1,751.6)	(1,318.7)
Net property, plant and equipment	5,611.4	5,527.2
Goodwill	1,865.3	1,839.4
Intangibles, net	795.1	799.4
Other assets	225.5	171.1
Assets	10,687.1	10,566
Current liabilities:
Current portion of debt	261.3	143.3
Accounts payable	708.9	780.7
Accrued compensation and benefits	211.4	220
Other current liabilities	226.7	174.3
Total current liabilities	1,408.3	1,318.3
Long-term debt due after one year	3,151.2	3,302.5
Pension liabilities, net of current portion	1,493.1	1,431
Postretirement benefit liabilities, net of current portion	154.2	155.2
Deferred income taxes	888.8	827.1
Other long-term liabilities	173.9	153.3
Commitments and contingencies (Note 11 and 17)
Redeemable noncontrolling interests	11.4	6.3
Equity:
Preferred stock, $0.01 par value; 50,000,000 shares authorized; no shares outstanding	0	0
Class A common stock, $0.01 par value; 175,000,000 shares authorized; 70,884,002 and 70,467,904 shares outstanding at September 30, 2012 and September 30, 2011, respectively	0.7	0.7
Capital in excess of par value	2,810.8	2,762.7
Retained earnings	1,094.7	907.4
Accumulated other comprehensive loss	(500.5)	(299.2)
Total Rock-Tenn Company shareholders��� equity	3,405.7	3,371.6
Noncontrolling interests	0.5	0.7
Total equity	3,406.2	3,372.3
Liabilities and Equity	$ 10,687.1	$ 10,566

Consolidated Balance Sheets (Parenthetical Information) (USD $) In Millions, except Share data, unless otherwise specified	Sep. 30, 2012	Sep. 30, 2011
Allowance for Doubtful Accounts Receivable, Current	$ 26.9	$ 30.1
Preferred Stock, Par or Stated Value Per Share	$ 0.01	$ 0.01
Preferred Stock, Shares Authorized	50,000,000	50,000,000
Preferred Stock, Shares Outstanding	0	0
Class A Common Stock, par value	$ 0.01	$ 0.01
Common Stock, Shares Authorized	175,000,000	175,000,000
Common Stock, Shares, Outstanding	70,884,002	70,467,904

Consolidated Statements of Equity (USD $) In Millions, except Share data, unless otherwise specified		Total	Common Stock [Member]	Capital in Excess of Par Value [Member]	Retained Earnings [Member]	Accumulated Other Comprehensive (Loss) Income [Member]	Noncontrolling Interests [Member]		Smurfit Stone [Member]
Balance at beginning of year at Sep. 30, 2009					$ 620.3
Balance at beginning of year at Sep. 30, 2009						(108.4)
Balance at beginning year at Sep. 30, 2009	[1]						6.3
Balance at beginning of year at Sep. 30, 2009				264.5
Balance at beginning of year at Sep. 30, 2009			0.4
Balance at beginning of year at Sep. 30, 2009			38,707,695
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Shares issued under restricted stock plan			182,800
Restricted stock grants forfeited			(15,926)
Issuance of Class A common stock, net of stock received for minimum tax withholdings			103,368
Purchases of Class A common stock			(74,901)
Issuance of Class A common stock, net of stock received for minimum tax withholdings			0	6.2	(6.8)
Income tax benefit from share-based plans				4.3
Compensation expense under share-based plans				16
Fair value of share-based awards issued in the Smurfit-Stone Acquisition				0
Purchase of subsidiary shares from noncontrolling interest				0			0	[1]
Purchases of Class A common stock				(0.5)	(3.1)
Net income attributable to Rock-Tenn Company shareholders		225.6			225.6
Cash dividends (per share - $0.80 in FY12, $0.80 in FY11, and $0.60 in FY10)					(23.4)
Other Comprehensive Income (Loss), Net of Tax		11.9				16.2	0.2	[1]
Total Rock-Tenn Company shareholders��� equity		1,011.3
Net (loss) income		(5.1)					2.8	[1]
Distributions	[1]						(3.2)
Total equity		1,017.4
Balance at end of year at Sep. 30, 2010					812.6
Balance at end of year at Sep. 30, 2010						(92.2)
Balance at end of year at Sep. 30, 2010	[1]						6.1
Balance at end of year at Sep. 30, 2010				290.5
Balance at end of year at Sep. 30, 2010			0.4
Balance at end of year at Sep. 30, 2010			38,903,036
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Shares issued under restricted stock plan			537,078
Restricted stock grants forfeited			(7,675)
Issuance of Class A common stock, net of stock received for minimum tax withholdings	[2]		31,035,465
Purchases of Class A common stock			0
Issuance of Class A common stock, net of stock received for minimum tax withholdings	[2]		0.3	2,412.4	(8.7)
Income tax benefit from share-based plans				0
Compensation expense under share-based plans				21.4
Fair value of share-based awards issued in the Smurfit-Stone Acquisition				56.4
Purchase of subsidiary shares from noncontrolling interest				(18)			(5.3)	[1]
Purchases of Class A common stock				0	0
Net income attributable to Rock-Tenn Company shareholders		141.1			141.1
Cash dividends (per share - $0.80 in FY12, $0.80 in FY11, and $0.60 in FY10)					(37.6)
Other Comprehensive Income (Loss), Net of Tax		(207.5)				(207)	0.4	[1]
Total Rock-Tenn Company shareholders��� equity		3,371.6
Net (loss) income		(4.9)					2	[1]
Distributions	[1]						(2.5)
Total equity		3,372.3
Stock issued in acquisition									2,378.8
Balance at end of year at Sep. 30, 2011		907.4			907.4
Balance at end of year at Sep. 30, 2011		(299.2)				(299.2)
Balance at end of year at Sep. 30, 2011		0.7					0.7	[1]
Balance at end of year at Sep. 30, 2011				2,762.7
Balance at end of year at Sep. 30, 2011		0.7	0.7
Balance at end of year at Sep. 30, 2011		70,467,904	70,467,904
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Shares issued under restricted stock plan			87,930
Restricted stock grants forfeited			(1,875)
Issuance of Class A common stock, net of stock received for minimum tax withholdings			330,043
Purchases of Class A common stock			0
Issuance of Class A common stock, net of stock received for minimum tax withholdings			0	10.5	(5.3)
Income tax benefit from share-based plans				8.4
Compensation expense under share-based plans				29.2
Fair value of share-based awards issued in the Smurfit-Stone Acquisition				0
Purchase of subsidiary shares from noncontrolling interest				0			0	[1]
Purchases of Class A common stock				0	0
Net income attributable to Rock-Tenn Company shareholders		249.1			249.1
Cash dividends (per share - $0.80 in FY12, $0.80 in FY11, and $0.60 in FY10)					(56.5)
Other Comprehensive Income (Loss), Net of Tax		(202.2)				(201.3)	0	[1]
Total Rock-Tenn Company shareholders��� equity		3,405.7
Net (loss) income		(3.1)					(0.1)	[1]
Distributions	[1]						(0.1)
Total equity		3,406.2
Shares reserved for future issuance									700,000
Balance at end of year at Sep. 30, 2012		1,094.7			1,094.7
Balance at end of year at Sep. 30, 2012		(500.5)				(500.5)
Balance at end of year at Sep. 30, 2012		0.5					0.5	[1]
Balance at end of year at Sep. 30, 2012				2,810.8
Balance at end of year at Sep. 30, 2012		$ 0.7	$ 0.7
Balance at end of year at Sep. 30, 2012		70,884,002	70,884,002

[1]	Excludes amounts related to contingently redeemable noncontrolling interests which are separately classified outside of permanent equity in the mezzanine section of the Consolidated Balance Sheets.
[2]	Included in the Issuance of Class A common stock is the issuance of approximately 31.0 million shares of Common Stock valued at $2,378.8 million in connection with the Smurfit-Stone Acquisition, including approximately 0.7 million shares reserved but unissued at September��30, 2012 for the resolution of Smurfit-Stone bankruptcy claims.

Consolidated Statements of Equity (Parenthetical Information) (USD $)	12 Months Ended
	Sep. 30, 2012	Sep. 30, 2011	Sep. 30, 2010
Cash dividends paid per share	$ 0.8	$ 0.8	$ 0.6

Consolidated Statements of Cash Flows (USD $) In Millions, unless otherwise specified	12 Months Ended
	Sep. 30, 2012	Sep. 30, 2011	Sep. 30, 2010
Operating activities:
Consolidated net income	$ 252.2	$ 146	$ 230.7
Adjustments to reconcile consolidated net income to net cash provided by operating activities
Depreciation, depletion and amortization	534.3	278.3	147.4
Deferred income tax expense (benefit)	123.4	60	(51.1)
Share-based compensation expense	29.2	21.4	16
Loss on extinguishment of debt	25.9	39.5	2.8
(Gain) loss on disposal of plant, equipment and other, net	(10)	0.9	0.3
Equity in income of unconsolidated entities	(3.4)	(1.5)	(0.8)
Pension and other postretirement funding (more) less than expense	(305.4)	(22.7)	10.5
Settlement of interest rate swaps and foreign currency hedge	(2.8)	1.7	0
Alternative fuel mixture credit benefit	0	0	(29)
Impairment adjustments and other non-cash items	29.2	31.5	5.4
Change in operating assets and liabilities, net of acquisitions:
Accounts receivable	55.5	(14.4)	(22.2)
Inventories	7.1	(0.5)	8.4
Other assets	(17.8)	33.2	(5.2)
Accounts payable	(77.8)	(38.8)	15.3
Income taxes	13.3	(56.2)	55.5
Accrued liabilities and other	3.8	(16.7)	(6.7)
Net cash provided by operating activities	656.7	461.7	377.3
Investing activities:
Capital expenditures	(452.4)	(199.4)	(106.2)
Cash paid for the purchase of a leased facility	(17)	0	0
Cash paid for purchase of business, net of cash acquired	(125.6)	(1,300.1)	(23.9)
Investment in unconsolidated entities	(1.7)	(2)	(0.3)
Return of capital from unconsolidated entities	1.8	1	0.8
Proceeds from sale of property, plant and equipment	40.5	8.6	3.6
Proceeds from property, plant and equipment insurance settlement	10.2	0.5	0
Net cash used for investing activities	(544.2)	(1,491.4)	(126)
Financing activities:
Proceeds from issuance of notes	1,442.2	0	0
Additions to revolving credit facilities	748.1	802.6	189.7
Repayments of revolving credit facilities	(759.8)	(564.5)	(197.7)
Additions to debt	326.6	2,877.4	154.3
Repayments of debt	(1,803.6)	(1,966.3)	(366.3)
Debt issuance costs	(16.2)	(43.8)	(0.2)
Cash paid for debt extinguishment costs	(14)	(37.9)	0
Issuances of common stock, net of related minimum tax withholdings	5.2	25.2	(0.6)
Purchases of common stock	0	0	(3.6)
Excess tax benefits from share-based compensation	10	0	4.3
Capital contributed to consolidated subsidiary from noncontrolling interest	0	0	1.4
Advances from (repayments to) unconsolidated entity	0.2	1.7	1.7
Cash dividends paid to shareholders	(56.5)	(37.6)	(23.4)
Cash distributions paid to noncontrolling interests	(0.8)	(5.2)	(6.9)
Net cash (used for) provided by financing activities	(118.6)	1,051.6	(247.3)
Effect of exchange rate changes on cash and cash equivalents	1.6	3.9	0.1
(Decrease) increase in cash and cash equivalents	(4.5)	25.8	4.1
Cash and cash equivalents at beginning of period	41.7	15.9	11.8
Cash and cash equivalents at end of period	37.2	41.7	15.9
Supplemental disclosure of cash flow information:
Income taxes, net of refunds	(9.6)	22.7	56.8
Interest, net of amounts capitalized	$ 114.8	$ 86.9	$ 76.7

Consolidated Statements of Cash Flows (Parenthetical Information) (USD $) In Millions, unless otherwise specified	Sep. 30, 2012 GMI, Mid South and Smurfit-Stone [Member]	Sep. 30, 2011 Smurfit Stone [Member]	Sep. 30, 2010 Innerpac Holding Company [Member]	May 27, 2011 Parent [Member] Smurfit Stone [Member]	May 27, 2011 Noncontrolling Interest [Member] Smurfit Stone [Member]	May 27, 2011 Additional Paid-in Capital [Member] Smurfit Stone [Member]
Fair value of assets acquired, including goodwill	$ 145.7	$ 7,729.4	$ 33.2
Cash consideration, net of cash acquired	122.3	1,303.4	23.9
Stock issued in acquisition	0	2,378.8	0
Fair value of share-based awards issued in the acquisition	0	56.4	0
Total liabilities and noncontrolling interests assumed	23.4	3,990.8	9.3
Debt assumed in acquisition	0	1,180.5	0
Purchase of subsidiary shares of noncontrolling interest, fair value				$ 23.3	$ 5.3	$ 18

Description of Business and Summary of Significant Accounting Policies	12 Months Ended
Sep. 30, 2012
Description of Business and Summary of Significant Accounting Policies [Abstract]
Basis of Presentation and Significant Accounting Policies [Text Block]
Description of Business and Summary of Significant Accounting Policies

Description of Business

We are one of North America's leading integrated manufacturers of corrugated and consumer packaging. We operate locations in the United States, Canada, Mexico, Chile, Argentina, Puerto Rico and China.

Consolidation

The consolidated financial statements include our accounts and the accounts of our partially-owned consolidated subsidiaries. Equity investments in which we exercise significant influence but do not control and are not the primary beneficiary are accounted for using the equity method. Investments in which we are not able to exercise significant influence over the investee are accounted for under the cost method. Our equity and cost method investments are not significant either individually or in the aggregate. We have eliminated all significant intercompany accounts and transactions.

Use of Estimates

Preparing consolidated financial statements in conformity with GAAP requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates, and the differences could be material.

The most significant accounting estimates inherent in the preparation of our consolidated financial statements include estimates to evaluate the recoverability of goodwill, intangibles and property, plant and equipment, to determine the useful lives of assets that are amortized or depreciated, and to measure income taxes, self-insured obligations, restructuring activities and allocate the purchase price of acquired business to the fair value of acquired assets and liabilities. In addition, significant estimates form the basis for our reserves with respect to collectibility of accounts receivable, inventory valuations, pension benefits, deferred tax asset valuation allowances and certain benefits provided to current employees. Various assumptions and other factors underlie the determination of these significant estimates. The process of determining significant estimates is fact specific and takes into account factors such as historical experience, current and expected economic conditions, product mix, and in some cases, actuarial techniques. We regularly evaluate these significant factors and make adjustments where facts and circumstances dictate.

Revenue Recognition

We recognize revenue when there is persuasive evidence that an arrangement exists, delivery has occurred or services have been rendered, our price to the buyer is fixed or determinable and collectibility is reasonably assured. Delivery is not considered to have occurred until the customer takes title and assumes the risks and rewards of ownership. The timing of revenue recognition is dependent on the location of title transfer which is normally either on the exit from our plants (i.e., shipping point) or on arrival at customers’ plants (i.e., destination point). We do not recognize revenue from transactions where we bill customers but retain custody and title to these products until the date of custody and title transfer. We do not have any significant multiple deliverable revenue arrangements.

We net, against our gross sales, provisions for discounts, returns, allowances, customer rebates and other adjustments. We account for such provisions during the same period in which we record the related revenues. We include in net sales any amounts related to shipping and handling that are billed to a customer.

Shipping and Handling Costs

We classify shipping and handling costs as a component of cost of goods sold.

Cash Equivalents

We consider all highly liquid investments that mature three months or less from the date of purchase to be cash equivalents. The carrying amounts we report in the consolidated balance sheets for cash and cash equivalents approximate fair market values. We place our cash and cash equivalents with large credit worthy banks, which limits the amount of our credit exposure.

Accounts Receivable and Allowances

We perform periodic evaluations of our customers’ financial condition and generally do not require collateral. Receivables generally are due within 30 to 60 days. We serve a diverse customer base primarily in North America and, therefore, have limited exposure from credit loss to any particular customer or industry segment.

We state accounts receivable at the amount owed by the customer, net of an allowance for estimated uncollectible accounts, returns and allowances, cash discounts and other adjustments. We do not discount accounts receivable because we generally collect accounts receivable over a relatively short time. We account for sales and other taxes that are imposed on and concurrent with individual revenue-producing transactions between a customer and us on a net basis which excludes the taxes from our net sales. We estimate our allowance for doubtful accounts based on our historical experience, current economic conditions and the credit worthiness of our customers. We charge off receivables when they are determined to be no longer collectible. In fiscal 2012 and 2011, we recorded bad debt expense of $6.6 million and $1.1 million, respectively. In fiscal 2010, we recorded a credit to bad debt expense of $0.2 million due in part to a reduction in reserves driven by improved collections.

The following table represents a summary of the changes in the reserve for allowance for doubtful accounts, returns and allowances and cash discounts for fiscal 2012, 2011, and 2010 (in millions):

	2012	2011	2010
Balance at the beginning of period	$30.1	$7.8	$8.8
Reduction in sales and charges to costs and expenses (1)	107.9	78.2	32.8
Deductions	(111.1)	(55.9)	(33.8)
Balance at the end of period	$26.9	$30.1	$7.8
(1) Includes the impact of acquisitions.

Inventories

We value substantially all U.S. inventories at the lower of cost or market, with cost determined on the LIFO basis. We value all other inventories at the lower of cost or market, with cost determined using methods that approximate cost computed on a FIFO basis. These other inventories represent primarily foreign inventories, spare parts inventories and certain inventoried supplies and aggregate to approximately 29.0% and 26.7% of FIFO cost of all inventory at September 30, 2012 and 2011, respectively.

Prior to the application of the LIFO method, our U.S. operating divisions use a variety of methods to estimate the FIFO cost of their finished goods inventories. Such methods include standard costs, or average costs computed by dividing the actual cost of goods manufactured by the tons produced and multiplying this amount by the tons of inventory on hand. Lastly, certain operations calculate a ratio, on a plant by plant basis, the numerator of which is the cost of goods sold and the denominator is net sales. This ratio is applied to the estimated sales value of the finished goods inventory. Variances and other unusual items are analyzed to determine whether it is appropriate to include those items in the value of inventory. Examples of variances and unusual items that are considered to be current period charges include, but are not limited to, abnormal production levels, freight, handling costs, and wasted materials (spoilage). Cost includes raw materials and supplies, direct labor, indirect labor related to the manufacturing process and depreciation and other factory overheads.

Property, Plant and Equipment

We state property, plant and equipment at cost. Cost includes major expenditures for improvements and replacements that extend useful lives, increase capacity, increase revenues or reduce costs. During fiscal 2012, 2011, and 2010, we capitalized interest of approximately $3.4 million, $2.8 million, and $1.3 million, respectively. For financial reporting purposes, we provide depreciation and amortization primarily on a straight-line method over the estimated useful lives of the assets as follows:

Buildings and building improvements	15-40 years
Machinery and equipment	3-44 years
Transportation equipment	3-8 years

Generally our machinery and equipment have estimated useful lives between 3 and 20 years; however, select portions of machinery and equipment at our mills have estimated useful lives up to 44 years. Leasehold improvements are depreciated over the shorter of the asset life or the lease term, generally between 3 and 10 years. Depreciation expense for fiscal 2012, 2011, and 2010 was approximately $434.6 million, $228.2 million, and $129.4 million, respectively.

Goodwill and Long-Lived Assets

We review the carrying value of our goodwill annually at the beginning of the fourth quarter of each fiscal year, or more often if events or changes in circumstances indicate that the carrying amount may exceed fair value as set forth in Financial Accounting Standards Board’s Accounting Standards Codification (“ASC”) 350, “Intangibles — Goodwill and Other”. We test goodwill for impairment at the reporting unit level, which is an operating segment or one level below an operating segment, which is referred to as a component. A component of an operating segment is a reporting unit if the component constitutes a business for which discrete financial information is available and segment management regularly reviews the operating results of that component. However, two or more components of an operating segment are aggregated and deemed a single reporting unit if the components have similar economic characteristics. The amount of goodwill acquired in a business combination that is assigned to one or more reporting units as of the acquisition date is the excess of the purchase price of the acquired businesses (or portion thereof) included in the reporting unit, over the fair value assigned to the individual assets acquired or liabilities assumed. Goodwill is assigned to the reporting unit(s) expected to benefit from the synergies of the combination even though other assets or liabilities of the acquired entity may not be assigned to that reporting unit. We determine recoverability by comparing the estimated fair value of the reporting unit to which the goodwill applies to the carrying value, including goodwill, of that reporting unit using a discounted cash flow model.

The goodwill impairment model is a two-step process. An amendment to ASC 350 became effective December 2011 that allows a qualitative assessment, prior to step one, to determine whether is more likely than not that the fair value of a reporting unit exceeds its carrying amount. We did not attempt a qualitative assessment and moved directly to step one. In step one, we utilize the present value of expected net cash flows to determine the estimated fair value of our reporting units. This present value model requires management to estimate future net cash flows, the timing of these cash flows, and a discount rate (based on a weighted average cost of capital), which represents the time value of money and the inherent risk and uncertainty of the future cash flows. Factors that management must estimate when performing this step in the process include, among other items, sales volume, prices, inflation, discount rates, exchange rates, tax rates, anticipated synergies resulting from the Smurfit-Stone Acquisition and capital spending. The assumptions we use to estimate future cash flows are consistent with the assumptions that the reporting units use for internal planning purposes, updated to reflect current expectations. If we determine that the estimated fair value of the reporting unit exceeds its carrying amount, goodwill of the reporting unit is not impaired. If we determine that the carrying amount of the reporting unit exceeds its estimated fair value, we complete step two of the impairment analysis. Step two involves determining the implied fair value of the reporting unit’s goodwill and comparing it to the carrying amount of that goodwill. If the carrying amount of the reporting unit’s goodwill exceeds the implied fair value of that goodwill, we recognize an impairment loss in an amount equal to that excess. We completed the annual test of the goodwill associated with each of our reporting units during fiscal 2012 and concluded the fair values were in excess of the carrying values of each of the reporting units. No events have occurred since the latest annual goodwill impairment assessment that would necessitate an interim goodwill impairment assessment.

We follow provisions included in ASC 360, “Property, Plant and Equipment” in determining whether the carrying value of any of our long-lived assets, including amortizing intangibles other than goodwill, is impaired. The ASC 360 test is a three-step test for assets that are “held and used” as that term is defined by ASC 360. We determine whether indicators of impairment are present. We review long-lived assets for impairment when events or changes in circumstances indicate that the carrying amount of the long-lived asset might not be recoverable. If we determine that indicators of impairment are present, we determine whether the estimated undiscounted cash flows for the potentially impaired assets are less than the carrying value. This requires management to estimate future net cash flows through operations over the remaining useful life of the asset and its ultimate disposition. The assumptions we use to estimate future cash flows are consistent with the assumptions we use for internal planning purposes, updated to reflect current expectations. If our estimated undiscounted cash flows do not exceed the carrying value, we estimate the fair value of the asset and record an impairment charge if the carrying value is greater than the fair value of the asset. We estimate fair value using discounted cash flows, observable prices for similar assets, or other valuation techniques. We record assets classified as “held for sale” at the lower of their carrying value or estimated fair value less anticipated costs to sell.

Included in our long-lived assets are certain identifiable intangible assets. These intangible assets are amortized based on the approximate pattern in which the economic benefits are consumed or straight-line if the pattern was not reliably determinable. Estimated useful lives range from 0 to 40 years and have a weighted average life of approximately 12.1 years.

Our judgments regarding the existence of impairment indicators are based on legal factors, market conditions and operational performance. Future events could cause us to conclude that impairment indicators exist and that assets associated with a particular operation are impaired. Evaluating impairment also requires us to estimate future operating results and cash flows, which also require judgment by management. Any resulting impairment loss could have a material adverse impact on our financial condition and results of operations.

Restructuring

We have restructured portions of our operations from time to time, have current restructuring initiatives taking place, and it is possible that we may engage in future restructuring activities including those associated with our Smurfit-Stone Acquisition. Identifying and calculating the cost to exit these operations requires certain assumptions to be made, the most significant of which are anticipated future liabilities, including leases and other contractual obligations, and the adjustment of property, plant and equipment to net realizable value. We believe our estimates are reasonable, considering our knowledge of the industries we operate in, previous experience in exiting activities and valuations we may obtain from independent third parties. Although our estimates have been reasonably accurate in the past, significant judgment is required, and these estimates and assumptions may change as additional information becomes available and facts or circumstances change.

Business Combinations

From time to time, we enter into material business combinations. In accordance with ASC 805, “Business Combinations”, we generally recognize the identifiable assets acquired, the liabilities assumed, and any noncontrolling interests in an acquiree at their fair values as of the date of acquisition. We measure goodwill as the excess of consideration transferred, which we also measure at fair value, over the net of the acquisition date fair values of the identifiable assets acquired and liabilities assumed. The acquisition method of accounting requires us to make significant estimates and assumptions regarding the fair values of the elements of a business combination as of the date of acquisition, including the fair values of identifiable intangible assets, deferred tax asset valuation allowances, liabilities related to uncertain tax positions, contingent consideration and contingencies. This method also requires us to refine these estimates over a measurement period not to exceed one year to reflect new information obtained about facts and circumstances that existed as of the acquisition date that, if known, would have affected the measurement of the amounts recognized as of that date. If we are required to retroactively adjust provisional amounts that we have recorded for the fair values of assets and liabilities in connection with acquisitions, these adjustments could have a material impact on our financial condition and results of operations.

Significant estimates and assumptions in estimating the fair value of acquired technology, customer relationships, and other identifiable intangible assets include future cash flows that we expect to generate from the acquired assets. If the subsequent actual results and updated projections of the underlying business activity change compared with the assumptions and projections used to develop these values, we could record impairment charges. In addition, we have estimated the economic lives of certain acquired assets and these lives are used to calculate depreciation and amortization expense. If our estimates of the economic lives change, depreciation or amortization expenses could be increased or decreased.

Fair Value of Financial Instruments and Nonfinancial Assets and Liabilities

We define fair value as the price that would be received from the sale of an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date.

Financial instruments not recognized at fair value on a recurring or nonrecurring basis include cash and cash equivalents, accounts receivables, certain other current assets, short-term debt, accounts payable, certain other current liabilities and long-term debt. With the exception of long-term debt, the carrying amounts of these financial instruments approximate their fair values due to their short maturities. The fair values of our long-term debt are estimated using quoted market prices or are based on the discounted value of future cash flows. We have, or from time to time may have, financial instruments recognized at fair value including supplemental retirement savings plans that are nonqualified deferred compensation plans pursuant to which assets are invested primarily in mutual funds, interest rate derivatives, commodity derivatives or other similar class of assets or liabilities. Other than the fair value of our long-term debt and our pension and postretirement assets and liabilities disclosed in “Note 9. Debt” and “Note 13. Retirement Plans” of the Notes to Consolidated Financial Statements, the fair value of these items is not significant. We measure the fair value of our mutual fund investments based on quoted prices in active markets, and our derivative contracts and our residual interest in TNH notes based on discounted cash flows.

We measure certain nonfinancial assets and nonfinancial liabilities at fair value on a nonrecurring basis. These assets and liabilities include cost and equity method investments when they are deemed to be other-than-temporarily impaired, assets acquired and liabilities assumed in an acquisition or in a nonmonetary exchange, and property, plant and equipment and goodwill and other intangible assets that are written down to fair value when they are held for sale or determined to be impaired. Given the nature of nonfinancial assets and liabilities, evaluating their fair value from the perspective of a market participant is inherently complex. Assumptions and estimates about future values can be affected by a variety of internal and external factors. Changes in these factors may require us to revise our estimates and could result in future impairment charges for goodwill and acquired intangible assets, or retroactively adjust provisional amounts that we have recorded for the fair values of assets and liabilities in connection with business combinations. These adjustments could have a material impact on our financial condition and results of operations. We discuss fair values in more detail in “Note 10. Fair Value”.

Derivatives

We are exposed to interest rate risk, commodity price risk, and foreign currency exchange risk. To manage these risks, from time to time and to varying degrees, we enter into a variety of financial derivative transactions and certain physical commodity transactions that are determined to be derivatives. Interest rate swaps may be entered into to manage the interest rate risk associated with a portion of our outstanding debt. Interest rate swaps are either designated for accounting purposes as cash flow hedges of forecasted floating interest payments on variable rate debt or fair value hedges of fixed rate debt, or we may elect not to treat them as accounting hedges. Forward contracts on certain commodities may be entered into to manage the price risk associated with forecasted purchases or sales of those commodities. In addition, certain commodity financial derivative contracts and physical commodity contracts that are determined to be derivatives may not be designated as accounting hedges because either they do not meet the criteria for treatment as accounting hedges under ASC 815, “Derivatives and Hedging”, or we elect not to treat them as accounting hedges under ASC 815. We may also enter into forward contracts to manage our exposure to fluctuations in Canadian foreign currency rates with respect to transactions denominated in Canadian dollars.

Outstanding financial derivative instruments expose us to credit loss in the event of nonperformance by the counterparties to the agreements. Our credit exposure related to these financial instruments is represented by the fair value of contracts reported as assets. We manage our exposure to counterparty credit risk through minimum credit standards, diversification of counterparties and procedures to monitor concentrations of credit risk. We may enter into financial derivative contracts that may contain credit-risk-related contingent features which could result in a counterparty requesting immediate payment or demanding immediate and ongoing full overnight collateralization on derivative instruments in net liability positions.

For financial derivative instruments that are designated as a cash flow hedge for accounting purposes, the effective portion of the gain or loss on the financial derivative instrument is reported as a component of other comprehensive income and reclassified into earnings in the same line item associated with the forecasted transaction, and in the same period or periods during which the forecasted transaction affects earnings. Gains and losses on the financial derivative representing either hedge ineffectiveness or hedge components excluded from the assessment of effectiveness are recognized in current earnings.

We have at times entered into interest rate swap agreements that effectively modified our exposure to interest rate risk by converting a portion of our interest payments on floating rate debt to a fixed rate basis, thus reducing the impact of interest rate changes on future interest expense. These agreements typically involved the receipt of floating rate amounts in exchange for fixed interest rate payments over the life of the agreements without an exchange of the underlying principal amount.

The impact of derivative instruments have not been material in any of the years presented in our footnotes.

 Health Insurance

We are self-insured for the majority of our group health insurance costs. We calculate our group health insurance reserve on an undiscounted basis based on estimated reserve rates. We utilize claims lag data provided by our claims administrators to compute the required estimated reserve rate. We calculate our average monthly claims paid using the actual monthly payments during the trailing 12-month period. At that time, we also calculate our required reserve using the reserve rates discussed above. While we believe that our assumptions are appropriate, significant differences in our actual experience or significant changes in our assumptions may materially affect our group health insurance costs.

Workers’ Compensation

We purchase large risk deductible workers’ compensation policies for the majority of our workers’ compensation liabilities that are subject to various deductibles to limit our exposure. We calculate our workers’ compensation reserves on an undiscounted basis based on estimated actuarially calculated development factors.

Income Taxes

We account for income taxes under the asset and liability method, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements. Under this method, deferred tax assets and liabilities are determined based on the differences between the financial statement carrying amount and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.

We record net deferred tax assets to the extent we believe these assets will more likely than not be realized. In making such determination, we consider all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax planning strategies and recent financial operations. In the event we were to determine that we would be able to realize our deferred income tax assets in the future in excess of their net recorded amount, we would make an adjustment to the valuation allowance, which would reduce the provision for income taxes.

Certain provisions of ASC 740, “Income Taxes” provide that a tax benefit from an uncertain tax position may be recognized when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, based on the technical merits. Income tax positions must meet a more likely than not recognition threshold at the effective date to be recognized upon the adoption of these provisions and in subsequent periods. See “Note 12. Income Taxes”.

Pension and Other Postretirement Benefits

We account for pension and other postretirement benefits in accordance with ASC 715, “Compensation — Retirement Benefits”. Accordingly, we recognize the funded status of our pension plans as assets or liabilities in our consolidated balance sheets. The funded status is the difference between our projected benefit obligations and fair value of plan assets. The determination of our obligation and expense for pension and other postretirement benefits is dependent on our selection of certain assumptions used by actuaries in calculating such amounts. We describe these assumptions in “Note 13. Retirement Plans,” which include, among others, the discount rate, expected long-term rate of return on plan assets and rates of increase in compensation levels. As provided under ASC 715, we defer actual results that differ from our assumptions and amortize the difference over future periods. Therefore, these differences generally affect our recognized expense and funding requirements in future periods. While we believe that our assumptions are appropriate, significant differences in our actual experience or significant changes in our assumptions may materially affect our pension and other postretirement benefit obligations and our future expense.

Stock Based Compensation

We recognize expense for stock based compensation plans based on the estimated fair value of the related awards in accordance with ASC 718, “Compensation — Stock Compensation”. Pursuant to our 2004 Incentive Stock Plan, we can award shares of restricted Common Stock to employees and our board of directors. The grants generally vest over a period of 3 to 5 years depending on the nature of the award, except for non-employee director grants, which vest over one year. Our restricted stock grants to employees generally contain market or performance conditions that must be met in conjunction with a service requirement for the shares to vest. We charge compensation under the plan to earnings over each increment’s individual restriction period. See “Note 15. Share-Based Compensation” for additional information.

Asset Retirement Obligations

The Company accounts for asset retirement obligations in accordance with ASC 410, “Asset Retirement and Environmental Obligations”. A liability and an asset are recorded equal to the present value of the estimated costs associated with the retirement of long-lived assets where a legal or contractual obligation exists and the liability can be reasonably estimated. The liability is accreted over time and the asset is depreciated over the remaining life of the related asset. Upon settlement of the liability, we will recognize a gain or loss for any difference between the settlement amount and the liability recorded. Asset retirement obligations with indeterminate settlement dates are not recorded until such time that a reasonable estimate may be made. Asset retirement obligations consist primarily of landfill closure and post-closure costs at certain of our paperboard mills. At September 30, 2012 and September 30, 2011, liabilities of $16.3 million and $14.9 million, respectively, were accrued.

Repair and Maintenance Costs

We expense routine repair and maintenance costs as we incur them. We defer expenses we incur during planned major maintenance activities and recognize the expenses ratably over the shorter of the estimated interval until the next major maintenance activity, the life of the deferred item, or until the next major maintenance activity occurs. This maintenance is generally performed every twelve to twenty-four months and has a significant impact on our results of operations in the period performed primarily due to lost production during the maintenance period.

Foreign Currency

We translate the assets and liabilities of our foreign operations from their functional currency into U.S. dollars at the rate of exchange in effect as of the balance sheet date. We reflect the resulting translation adjustments in equity. We translate the revenues and expenses of our foreign operations at a daily average rate prevailing for each month during the fiscal year. We include gains or losses from foreign currency transactions, such as those resulting from the settlement of foreign receivables or payables, in the consolidated statements of income. We recorded a loss of $5.5 million in fiscal 2012, a gain of $3.9 million in fiscal 2011, and a loss of $0.5 million in 2010 from foreign currency transactions. We also recorded a foreign currency loss of approximately $13.5 million in fiscal 2011 related to a Canadian intercompany loan.

Environmental Remediation Costs

We accrue for losses associated with our environmental remediation obligations when it is probable that we have incurred a liability and the amount of the loss can be reasonably estimated. We generally recognize accruals for estimated losses from our environmental remediation obligations no later than completion of the remedial feasibility study and adjust such accruals as further information develops or circumstances change. We recognize recoveries of our environmental remediation costs from other parties as assets when we deem their receipt probable.

New Accounting Standards - Recently Adopted

In September 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2011-09 “Disclosures about an Employer's Participation in a Multiemployer Plan”, which amends certain provisions of ASC 715 “Retirement Plans”. These provisions require enhanced disclosures in our annual financial statements for multiemployer plans that are individually significant including a general description of the multiemployer plan, the nature of our participation in the plan and whether our contributions into the plan exceed 5% of total contributions. These provisions were effective for fiscal years ending after December 15, 2011 (September 30, 2012 for us). The adoption of these provisions did not have a material impact on our consolidated financial statements, although the notes to our consolidated financial statements include additional information concerning our participation in these plans.

In May 2011, the FASB issued Accounting Standards Update 2011-04 “Amendments to Achieve Common Fair Value Measurements and Disclosures in U.S. GAAP and IFRS” which amended certain provisions of ASC 820 “Fair Value Measurement”. These provisions change key principles or requirements for measuring fair value and clarify the FASB's intent regarding application of existing requirements and impact required disclosures. These provisions are effective for interim and annual periods beginning after December 15, 2011 (January 1, 2012 for us). The adoption of these provisions did not have a material effect on our consolidated financial statements.

In June 2011, the FASB issued Accounting Standards Update 2011-05 “Comprehensive Income Presentation of Financial Statements” and subsequently Accounting Standards Update 2011-12 in December 2011 “Deferral of the Effective date for Amendments to the Presentation of Reclassification Items out of Accumulated Other Comprehensive Income,” which amended certain provisions of ASC 220 “Comprehensive Income”. These provisions change the presentation requirements for other comprehensive income and total comprehensive income and require one continuous statement or two separate but consecutive statements. Presentation of other comprehensive income in the statement of stockholders' equity is no longer permitted. These provisions are effective for fiscal and interim periods beginning after December 15, 2011 (January 1, 2012 for us). The adoption of these provisions did not have a material effect on our consolidated financial statements.

New Accounting Standards - Recently Issued

In December 2011, the FASB issued Accounting Standards Update 2011-11 “Disclosures about Offsetting Assets and Liabilities”, which amends certain provisions in ASC 210 “Balance Sheet”. These provisions require additional disclosures for financial instruments that are presented net for financial statement presentation, including the gross amount of the asset and liability as well as the impact of any net amount presented in the consolidated financial statements. These provisions are effective for fiscal and interim periods beginning on or after January 1, 2013. We do not expect the adoption of these provisions to have a material impact on our consolidated financial statements.

Earnings per Share	12 Months Ended
Sep. 30, 2012
Earnings Per Share [Abstract]
Earnings Per Share
Earnings per Share

Certain of our restricted stock awards are considered participating securities as they receive non-forfeitable rights to dividends at the same rate as common stock. As participating securities, we include these instruments in the earnings allocation in computing earnings per share under the two-class method described in ASC 260 “Earnings per Share.” The following table sets forth the computation of basic and diluted earnings (loss) per share under the two-class method (in millions, except per share data):

	September 30,
	2012	2011	2010
Basic earnings per share:
Numerator:
Net income attributable to Rock-Tenn Company shareholders	$249.1	$141.1	$225.6
Less: Distributed and undistributed income available to participating securities	(0.8)	(1.4)	(2.5)
Distributed and undistributed income attributable to Rock-Tenn Company shareholders	$248.3	$139.7	$223.1
Denominator:
Basic weighted average shares outstanding	71.2	49.7	38.4
Basic earnings per share attributable to Rock-Tenn Company shareholders	$3.49	$2.81	$5.80

Diluted earnings per share:
Numerator:
Net income attributable to Rock-Tenn Company shareholders	$249.1	$141.1	$225.6
Less: Distributed and undistributed income available to participating securities	(0.7)	(1.4)	(2.5)
Distributed and undistributed income attributable to Rock-Tenn Company shareholders	$248.4	$139.7	$223.1
Denominator:
Basic weighted average shares outstanding	71.2	49.7	38.4
Effect of dilutive stock options and non-participating securities	0.9	0.8	0.7
Diluted weighted average shares outstanding	72.1	50.5	39.1
Diluted earnings per share attributable to Rock-Tenn Company shareholders	$3.45	$2.77	$5.70

Weighted average shares includes 0.7 million of reserved, but unissued shares at September 30, 2012. These reserved shares will be distributed as claims are liquidated or resolved in accordance with the Smurfit-Stone Plan of Reorganization and Confirmation Order.

Options to purchase 0.3 million, 0.1 million and 0.1 million shares of Common Stock in fiscal 2012, 2011, and 2010, respectively, were not included in the computation of diluted earnings per share attributable to Rock-Tenn Company shareholders because the effect of including the options in the computation would have been antidilutive. The dilutive impact of the remaining options outstanding in each year was included in the effect of dilutive securities.

Other Comprehensive Income (Loss)	12 Months Ended
Sep. 30, 2012
Comprehensive Income and Equity [Abstract]
Comprehensive Income (Loss) Note
Other Comprehensive Income (Loss)

Accumulated other comprehensive loss is comprised of the following, net of taxes (in millions):

	September 30,
	2012	2011
Foreign currency translation gain	$47.5	$29.5
Net deferred loss on cash flow hedges	(0.2)	(1.6)
Unrecognized pension net loss	(545.5)	(325.8)
Unrecognized pension prior service cost	(2.3)	(1.3)
Accumulated other comprehensive loss	$(500.5)	$(299.2)

A summary of the components of other comprehensive income (loss) for the years ended September 30, 2012, 2011 and 2010, is as follows (in millions):

Fiscal 2012	Pre-Tax Amount	Tax	Net of Tax Amount
Foreign currency translation gain	$18.3	$—	$18.3
Net deferred loss on cash flow hedges	(0.1)	0.1	—
Reclassification adjustment of net loss on cash flow hedges included in earnings	2.3	(0.9)	1.4
Net actuarial loss arising during period	(375.0)	140.8	(234.2)
Amortization of net actuarial loss	21.4	(8.1)	13.3
Prior service cost arising during period	(2.2)	0.8	(1.4)
Amortization of prior service cost	0.7	(0.3)	0.4
Consolidated other comprehensive loss	(334.6)	132.4	(202.2)
Less: Other comprehensive loss attributable to noncontrolling interests	0.9	—	0.9
Other comprehensive loss attributable to Rock-Tenn Company shareholders	$(333.7)	$132.4	$(201.3)

Fiscal 2011	Pre-Tax Amount	Tax	Net of Tax Amount
Foreign currency translation loss	$(13.0)	$0.1	$(12.9)
Net deferred loss on cash flow hedges	(0.4)	0.1	(0.3)
Reclassification adjustment of net loss on cash flow hedges included in earnings	6.9	(2.9)	4.0
Net actuarial loss arising during period	(336.0)	124.8	(211.2)
Amortization of net actuarial loss	18.9	(6.7)	12.2
Prior service credit arising during period	0.3	—	0.3
Amortization of prior service cost	0.7	(0.3)	0.4
Consolidated other comprehensive loss	(322.6)	115.1	(207.5)
Less: Other comprehensive loss attributable to noncontrolling interests	0.5	—	0.5
Other comprehensive loss attributable to Rock-Tenn Company shareholders	$(322.1)	$115.1	$(207.0)

Fiscal 2010	Pre-Tax Amount	Tax	Net of Tax Amount
Foreign currency translation gain	$7.6	$(0.4)	$7.2
Net deferred loss on cash flow hedges	(6.2)	2.7	(3.5)
Reclassification adjustment of net loss on cash flow hedges included in earnings	9.9	(3.9)	6.0
Net actuarial loss arising during period	(13.6)	5.2	(8.4)
Amortization of net actuarial loss	19.3	(7.3)	12.0
Prior service cost arising during period	(0.2)	—	(0.2)
Amortization of prior service cost	0.9	(0.4)	0.5
Other adjustments	—	(1.7)	(1.7)
Consolidated other comprehensive income	17.7	(5.8)	11.9
Less: Other comprehensive loss attributable to noncontrolling interests	4.3	—	4.3
Other comprehensive income attributable to Rock-Tenn Company shareholders	$22.0	$(5.8)	$16.2

Inventories	12 Months Ended
Sep. 30, 2012
Inventories [Abstract]
Inventories
Inventories

Inventories are as follows (in millions):

	September 30,
	2012	2011
Finished goods and work in process	$325.4	$331.1
Raw materials	372.7	404.0
Supplies and spare parts	197.1	173.1
Inventories at FIFO cost	895.2	908.2
LIFO reserve	(33.3)	(58.4)
Net inventories	$861.9	$849.8

It is impracticable to segregate the LIFO reserve between raw materials, finished goods and work in process. In fiscal 2012, 2011, and 2010, we reduced inventory quantities in some of our LIFO pools. This reduction generally results in a liquidation of LIFO inventory quantities typically carried at lower costs prevailing in prior years as compared with the cost of the purchases in the respective fiscal years, the effect of which typically decreases cost of goods sold. The impact of the liquidations in fiscal 2012, 2011, and 2010 was not significant.

Alternative Fuel Mixture Credit	12 Months Ended
Sep. 30, 2012
Alternative Fuel Mixture Credit [Abstract]
Alternative Fuel Mixture Credit
Alternative Fuel Mixture Credit and Cellulosic Biofuel Producer Credit

In April 2009, we received notification from the IRS that our registration as an alternative fuel mixer had been approved. As a result, we were eligible for a tax credit equal to $0.50 per gallon of alternative fuel used at our Demopolis, Alabama bleached paperboard mill from January 22, 2009 through the December 31, 2009 expiration of the tax credit. The alternative fuel eligible for the tax credit is liquid fuel derived from biomass. In the first quarter of fiscal 2010, we recognized $20.9 million of alternative fuel mixture credit, which is not taxable for federal or state income tax purposes because we claimed the credit on our fiscal 2009 federal income tax return rather than as an excise tax refund, and reduced cost of goods sold in our Consumer Packaging segment by $20.7 million, net of expenses. The credit was treated as an unusual item, presented parenthetically on the face of the income statement, classified as an offset to cost of goods sold in the consolidated statements of income and as a component of the cost of inventory, to the extent appropriate. During the second quarter of fiscal 2010, the IRS released a memorandum that clarified that the entire volume of black liquor, without reduction for inorganic solids, chip water or process water, was eligible for the alternative fuel mixture credit. As a result, we reversed reserves of $8.1 million during the second quarter of fiscal 2010 and reduced cost of goods sold in our Consumer Packaging segment by $8.1 million.

In fiscal 2009, we also considered whether our use of black liquor qualified for the $1.01 cellulosic biofuel producer credit (“CBPC”) pursuant to Internal Revenue Code (“IRC”) Section 40(b)(6). IRC Section 40(b)(6) defined the requirements for qualification for the CBPC, including certain registration requirements with the EPA. The Company concluded that without further action from the either the IRS or the EPA, these registration requirements precluded black liquor from qualifying for the CBPC because they had yet to be developed.

In April 2010, in anticipation of the IRS or the EPA issuing further guidance regarding black liquor’s qualification for the CBPC, we filed an application with the IRS to be registered as a producer of cellulosic biofuel. On July 9, 2010, the IRS Office of Chief Counsel issued Chief Counsel Advice Memorandum AM 2010-002, which concluded that black liquor sold or used in a taxpayer’s trade or business during calendar year 2009, qualifies for the CBPC. Following that conclusion, on August 19, 2010, the IRS sent a Letter of Registration approving us as a producer of cellulosic biofuel through the operation of our Demopolis, Alabama bleached paperboard mill. Accordingly, each gallon of black liquor we produced during calendar year 2009 qualifies for a non-refundable CBPC of $1.01 per gallon. The CBPC is a taxable credit which results in an after-tax credit value of approximately $0.62 per gallon. We calculated the aggregate undiscounted CBPC, net of expected income taxes and interest, to be approximately $112 million. Any CBPC unused in any particular tax year may be carried forward and utilized in future years. See discussion in “Note 12. Income Taxes”.

The after tax value of the CBPC credit is of greater value to us than the AFMC previously claimed. Once the IRS concluded in fiscal 2010 that black liquor sold or used in a taxpayer’s trade or business during calendar year 2009 qualifies for the CBPC and approved our application as a qualified producer, we, in accordance with the applicable IRS instructions for claiming the CBPC and returning the AFMC in this circumstance, amended our 2009 federal income tax return to claim the CBPC credit rather than the AFMC. We have filed our fiscal 2010 federal and state tax returns and we expect to utilize the remaining CBPC tax credits in the next few years. The cumulative impact of CBPC election, net of the AFMC, was an increased after-tax benefit of $27.6 million, which was recorded as a reduction of income tax expense in the fourth quarter of fiscal 2010 and accounted for as a cumulative catch-up of a transaction directly with the government in its capacity as a taxing authority.

Smurfit-Stone submitted refund claims for alternative fuel mixture credits related to production at its qualifying U.S. mills in calendar 2009. As a result of the refund claims, Smurfit-Stone recorded unrecognized tax benefits related to the tax position that alternative fuel mixture credits are not taxable and decreased the tax value of their NOL carryforwards by recording a corresponding reserve related to this position. See discussion in “Note 12. Income Taxes”.

Acquisitions	12 Months Ended
Sep. 30, 2012
Acquisitions [Abstract]
Acquisitions
Acquisitions

Smurfit-Stone Acquisition

On May 27, 2011, we completed our acquisition of Smurfit-Stone Container Corporation. We have included in our financial statements the results of Smurfit-Stone's containerboard mill and corrugated converting operations in our Corrugated Packaging segment, Smurfit-Stone's recycling operations in our Recycling segment and Smurfit-Stone's display operations in our Consumer Packaging segment. We acquired Smurfit-Stone in order to expand our corrugated packaging business as we believe the containerboard and corrugated packaging industry is a very attractive business and U.S. virgin containerboard is a strategic global asset. The purchase price for the acquisition was $4,919.1 million, net of cash acquired of $473.5 million. The purchase price included cash consideration, net of cash acquired of $1,303.4 million, the issuance of approximately 31.0 million shares of RockTenn common stock valued at $2,378.8 million, including approximately 0.7 million shares reserved but unissued for the resolution of Smurfit-Stone bankruptcy claims, we assumed $1,180.5 million of debt and recorded $56.4 million for stock options to replace outstanding Smurfit-Stone stock options as discussed in “Note 15. Share-Based Compensation”. The reserved shares, as well as the restricted cash identified on our Consolidated Balance Sheets, will be distributed as claims are liquidated or resolved in accordance with the Smurfit-Stone Plan of Reorganization and Confirmation Order and the corresponding liability will be extinguished. The shares issued were valued at $76.735 per share which represents the average of the high and low stock price on the acquisition date. We entered into a new credit facility and amended our receivables-backed financing facility at the time of the Smurfit-Stone Acquisition. For information on our facilities see “Note 9. Debt”.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed by major class of assets and liabilities as of the acquisition date, as well as adjustments made during fiscal 2012 (referred to as “measurement period adjustments”) (in millions):

	Amounts Recognized as of Acquisition Date(1)	Measurement Period Adjustments(2)	Amounts Recognized as of Acquisition Date (as Adjusted)(3)
Current assets, net of cash acquired	$1,459.5	$(6.8)	$1,452.7
Property, plant, and equipment	4,391.4	(12.1)	4,379.3
Goodwill	1,091.6	(10.9)	1,080.7
Intangible assets	691.4	21.7	713.1
Other long-term assets	95.5	19.0	114.5
Total assets acquired	7,729.4	10.9	7,740.3

Current portion of debt	9.4	—	9.4
Current liabilities	816.7	6.6	823.3
Long-term debt due after one year	1,171.1	—	1,171.1
Accrued pension and other long-term benefits	1,205.8	(4.1)	1,201.7
Noncontrolling interest and other long-term liabilities	787.8	8.4	796.2
Total liabilities and noncontrolling interest assumed	3,990.8	10.9	4,001.7

Net assets acquired	$3,738.6	$—	$3,738.6

(1)	As previously reported in the Notes to Consolidated Financial Statements included in our Fiscal 2011 Form 10-K.

(2)
The measurement period adjustments recorded in fiscal 2012 did not have a significant impact on our condensed consolidated statements of income for any period of fiscal 2012 or 2011. In addition, these adjustments did not have a significant impact on our condensed consolidated balance sheet as of September 30, 2011. Therefore, we have recorded the cumulative impact in fiscal 2012 and have not retrospectively adjusted the comparative 2011 financial information presented herein.

(3)
The measurement period adjustments were due primarily to refinements of third party appraisals related to certain property, plant and equipment and intangible assets and related estimated useful lives as well as adjustments to certain tax accounts based on among other things, adjustments to deferred tax liabilities including the recent appraisal adjustments, analysis of the tax basis of acquired assets and liabilities and other tax adjustments. The net impact of the measurement period adjustments resulted in a net decrease to goodwill.

We recorded fair values for acquired assets and liabilities including goodwill and intangibles. The fair value assigned to goodwill is primarily attributable to buyer-specific synergies expected to arise after the acquisition (e.g., enhanced geographic reach of the combined organization, increased vertical integration opportunities and diversification of fiber sourcing) and the assembled work force of Smurfit-Stone.

The following table summarizes the weighted average life and gross carrying amount relating to intangible assets recognized in the Smurfit-Stone Acquisition, excluding goodwill (in millions):

	Weighted Avg. Life	Gross Carrying Amount
Customer relationships	10.5	$663.0
Favorable contracts	6.9	23.5
Technology and patents	8.0	13.3
Trademarks and tradenames	3.5	10.3
Non-compete agreements	2.0	3.0
Total	10.2	$713.1

None of the intangibles has significant residual value. The intangibles are expected to be amortized over estimated useful lives ranging from 1 to 18 years based on the approximate pattern in which the economic benefits are consumed or straight-line if the pattern was not reliably determinable.

The following unaudited pro forma information reflects our consolidated results of operations as if the acquisition had taken place on October 1, 2009. The unaudited pro forma information is not necessarily indicative of the results of operations that we would have reported had the transaction actually occurred at the beginning of these periods nor is it necessarily indicative of future results. The unaudited pro forma financial information does not reflect the impact of future events that may occur after the acquisition, including, but not limited to, anticipated costs savings from synergies or other operational improvements (in millions).

	Year Ended September 30,
	2011	2010
	(Unaudited)
Net sales	$9,574.5	$8,959.6
Net income attributable to Rock-Tenn Company shareholders	$341.1	$1,390.2

Net income for fiscal 2011 is not comparable to fiscal 2010 as fiscal 2010 included reorganization income from Smurfit-Stone's bankruptcy emergence and a gain on fresh start accounting adjustments which were partially offset by other reorganization charges. Fiscal 2011 revenues associated with the Smurfit-Stone Acquisition since the acquisition were $2,273.7 million. Disclosure of earnings associated with the Smurfit-Stone Acquisition since the date acquired for fiscal 2011 is not practicable as it is not being operated as a standalone business.

The unaudited pro forma financial information presented in the table above has been adjusted to give effect to adjustments that are: (1) directly related to the business combination; (2) factually supportable; and (3) expect to have a continuing impact. These adjustments include, but are not limited to, the application of our accounting policies; elimination of related party transactions; depreciation and amortization related to fair value adjustments to property, plant and equipment and intangible assets including contracts assumed; and interest expense on acquisition-related debt.

Unaudited pro forma earnings for fiscal 2011 were adjusted to exclude $59.4 million of acquisition inventory step-up expense, $97.8 million of employee compensation related items consisting primarily of certain change in control payments and acceleration of stock-based compensation, $48.2 million of acquisition costs which primarily consist of advisory, legal, accounting, valuation and other professional or consulting fees, and $81.5 million of loss on extinguishment of debt. The fiscal 2010 information has been adjusted to include the impact of the expenses noted above for fiscal 2011 in order to present the unaudited pro forma financial information as if the transaction had occurred on October 1, 2009. Included in earnings for fiscal 2011 are $35.9 million of integration related costs which primarily consist of severance and other employee costs and professional services.

GMI Acquisition

On October 28, 2011, we acquired the stock of four entities doing business as GMI Group. We have made joint elections under section 338(h)(10) of the Internal Revenue Code of 1986, as amended, that increased our tax basis in the underlying assets acquired. The purchase price was approximately $90.2 million, including the amount paid to the sellers related to the Code section 338(h)(10) elections. There was no debt assumed. We acquired the GMI business to expand our presence in the corrugated markets. The acquisition also increases our vertical integration. We have included the results of GMI's operations since the date of acquisition in our consolidated financial statements in our Corrugated Packaging segment. The acquisition included $39.5 million of customer relationship intangible assets, $25.0 million of goodwill and $2.1 million of net unfavorable lease contracts. We are amortizing the customer relationship intangibles over 11 to 12 years based on a straight-line basis because the pattern was not reliably determinable and amortizing the lease contracts over 2 to 10 years. None of the intangibles have a significant residual value. The fair value assigned to goodwill is primarily attributable to buyer-specific synergies expected to arise after the acquisition (e.g., enhanced geographic reach of the combined organization, increased vertical integration) and the assembled work force of GMI. We expect the goodwill to be amortizable for income tax purposes as a result of the Code section 338(h)(10) elections.

Mid South Packaging Acquisition

On June 22, 2012, we acquired the assets of Mid South Packaging LLC, a specialty corrugated packaging manufacturer with operations in Cullman, AL, and Olive Branch, MS. The purchase price was approximately $32.1 million, net of a preliminary working capital settlement. No debt was assumed. We acquired the Mid South business as part of our announced strategy to seek acquisitions that increase our integration levels in the corrugated markets. We have included the results of Mid South's operations since the date of acquisition in our consolidated financial statements in our Corrugated Packaging segment. The acquisition included $9.9 million of customer relationship intangible assets and $8.5 million of goodwill. We are amortizing the customer relationship intangibles over 12.5 years based on a straight-line basis because the pattern was not reliably determinable. None of the intangibles have a significant residual value. The fair value assigned to goodwill is primarily attributable to buyer-specific synergies expected to arise after the acquisition (e.g., enhanced geographic reach of the combined organization, increased vertical integration) and the assembled work force of Mid South.

Innerpac Holding Acquisition

On August 27, 2010, we acquired the stock of Innerpac Holding Company for $23.9 million, net of cash acquired of $0.1 million. We acquired the Innerpac business to expand our presence in the corrugated and specialty partition markets. The acquisition also increases our vertical integration. We have included the results of these operations since the date of acquisition in our consolidated financial statements in our Consumer Packaging segment. The acquisition included $12.1 million of customer relationship intangible assets and $10.8 million of goodwill. Approximately $0.5 million and $6.5 million of the customer relationship intangible assets and goodwill, respectively, are deductible for income tax purposes. We are amortizing the customer relationship intangible on a straight-line basis over 15 years.

Restructuring and Other Costs, Net	12 Months Ended
Sep. 30, 2012
Restructuring and Other Costs, Net [Abstract]
Restructuring and Other Costs, Net
Restructuring and Other Costs, Net

Summary of Restructuring and Other Initiatives

We recorded pre-tax restructuring and other costs, net, of $75.2 million, $93.3 million, and $7.4 million for fiscal 2012, 2011, and 2010, respectively. Of these costs, $14.8 million, $17.7 million, and $4.5 million were non-cash for fiscal 2012, 2011, and 2010, respectively. These amounts are not comparable since the timing and scope of the individual actions associated with a restructuring, an acquisition or integration can vary. We discuss these charges in more detail below.

The following table presents a summary of restructuring and other charges, net, related to active restructuring and other initiatives that we incurred during the fiscal year, the cumulative recorded amount since we announced the initiative, and the total we expect to incur (in millions):

Summary of Restructuring and Other Costs, Net

Segment	Period	Net Property, Plant and Equipment (1)	Severance and Other Employee Related Costs	Equipment and Inventory Relocation Costs	Facility Carrying Costs	Other Costs	Total
Corrugated Packaging(a)	Fiscal 2012	$16.6	$10.5	$3.5	$5.6	$4.7	$40.9
	Fiscal 2011	16.7	7.8	1.2	1.1	0.7	27.5
	Fiscal 2010	0.6	0.6	—	—	0.1	1.3
	Cumulative	33.9	18.9	4.7	6.7	5.5	69.7
	Expected Total	33.9	18.9	7.5	10.8	5.5	76.6
Consumer Packaging(b)	Fiscal 2012	(3.4)	0.2	0.6	0.2	—	(2.4)
	Fiscal 2011	1.0	2.3	0.9	0.7	0.2	5.1
	Fiscal 2010	3.7	1.1	0.2	0.1	0.7	5.8
	Cumulative	1.3	3.6	1.7	1.0	1.0	8.6
	Expected Total	1.3	3.6	1.7	1.6	1.0	9.2
Recycling(c)	Fiscal 2012	1.6	0.3	—	0.1	0.3	2.3
	Fiscal 2011	—	—	—	0.1	—	0.1
	Fiscal 2010	—	—	—	0.1	—	0.1
	Cumulative	1.6	0.3	—	0.4	0.4	2.7
	Expected Total	1.6	0.3	0.2	0.5	0.4	3.0
Other(d)	Fiscal 2012	—	—	—	—	34.4	34.4
	Fiscal 2011	—	—	—	—	60.6	60.6
	Fiscal 2010	—	—	—	—	0.2	0.2
	Cumulative	—	—	—	—	95.2	95.2
	Expected Total	—	—	—	—	95.2	95.2
Total	Fiscal 2012	$14.8	$11.0	$4.1	$5.9	$39.4	$75.2
	Fiscal 2011	$17.7	$10.1	$2.1	$1.9	$61.5	$93.3
	Fiscal 2010	$4.3	$1.7	$0.2	$0.2	$1.0	$7.4
	Cumulative	$36.8	$22.8	$6.4	$8.1	$102.1	$176.2
	Expected Total	$36.8	$22.8	$9.4	$12.9	$102.1	$184.0

(1)
“Net property, plant and equipment” as used in this Note 7 is the sum of property, plant and equipment impairment losses, subsequent adjustments to fair value for assets classified as held for sale, and subsequent (gains) or losses on sales of property, plant and equipment and related parts and supplies and accelerated depreciation on such assets.

When we close a facility, if necessary, we recognize an impairment charge primarily to reduce the carrying value of equipment or other property to their estimated fair value less cost to sell, and record charges for severance and other employee related costs. Any subsequent change in fair value, less cost to sell, prior to disposition is recognized as identified; however, no gain is recognized in excess of the cumulative loss previously recorded. At the time of each announced closure, we generally expect to record future charges for equipment relocation, facility carrying costs, costs to terminate a lease or contract before the end of its term and other employee related costs. Expected future charges are reflected in the table above in the “Expected Total” lines until incurred. Although specific circumstances vary, our strategy has generally been to consolidate our sales and operations into large well-equipped plants that operate at high utilization rates and take advantage of available capacity created by operational excellence initiatives. Therefore, we transfer a substantial portion of each plant’s assets and production to our other plants. We believe these actions have allowed us to more effectively manage our business.

(a)
The Corrugated Packaging segment current year charges primarily reflect the closure of our Matane, Quebec containerboard mill, a machine taken out of operation at our Hodge, LA containerboard mill and seven corrugated container plants, all acquired in the Smurfit-Stone Acquisition (each initially recorded and five closed in fiscal 2012) and charges associated primarily with on-going closure costs at certain of six other corrugated container plants acquired in the Smurfit-Stone Acquisition (each initially recorded in fiscal 2011, five of the six were closed in fiscal 2011 and one closed in fiscal 2012) and our legacy Hauppauge, NY sheet plant (initially recorded in fiscal 2010 and closed in fiscal 2011), net of a gain on sale in fiscal 2012 primarily for our Santa Fe Springs, CA corrugated converting facility. The current year expenses in the “Other Costs” column primarily represent repayment of energy credits and site environmental closure activities at the Matane mill. The cumulative charges are primarily for the facilities mentioned above and fiscal 2011 charges related to kraft paper assets at our Hodge containerboard mill we acquired in the Smurfit-Stone Acquisition. We have transferred a substantial portion of each closed facility's production to our other facilities.

(b)
The Consumer Packaging segment current year activity primarily reflects the gain on sale of our Columbus, IN laminated paperboard converting operation and Milwaukee, WI folding carton facility (initially recorded and closed in fiscal 2011) and on-going closure costs associated with previously closed facilities. The cumulative charges primarily reflect the actions mentioned above as well as closure costs at certain of four interior packaging plants (three initially recorded and closed in fiscal 2011 and one initially recorded and closed in fiscal 2010), our Columbus laminated paperboard converting operation and our Macon, GA drum manufacturing operation (each initially recorded and closed in fiscal 2010) and our Drums, PA interior packaging plant (initially recorded and closed in fiscal 2010).

(c)
The Recycling segment current year charges primarily reflect the closure of six collection facilities (each initially recorded and three closed in fiscal 2012) and the cumulative charges reflect the preceding actions as well as carrying costs for two collections facilities shutdown in a prior year.

(d)
The expenses in the “Other Costs” column primarily reflect costs incurred primarily as a result of our Smurfit-Stone Acquisition, including merger integration expenses. The pre-tax charges are summarized below (in millions):

	Acquisition Expenses	Integration Expenses	Other Expenses	Total
Fiscal 2012	$2.9	$32.1	$(0.6)	$34.4
Fiscal 2011	20.2	40.4	—	60.6

Acquisition expenses include expenses associated with the Smurfit-Stone Acquisition and other acquisitions, whether consummated or not. Acquisition expenses primarily consist of advisory, legal, accounting, valuation and other professional or consulting fees. Integration expenses reflect primarily severance and other employee costs, professional services including work being performed to facilitate the Smurfit-Stone integration including information systems integration costs, lease expense and other costs. Due to the complexity and duration of the integration activities the precise amount expected to be incurred has not been quantified above. We expect integration activities to continue into fiscal 2013.

The following table represents a summary of and the changes in the restructuring accrual, which is primarily composed of lease commitments, accrued severance and other employee costs, and a reconciliation of the restructuring accrual to the line item “Restructuring and other costs, net” on our consolidated statements of income for fiscal 2012, 2011, and 2010 (in millions):

	2012	2011	2010
Accrual at beginning of fiscal year	$26.7	$1.4	$1.1
Accruals acquired in Smurfit-Stone Acquisition	—	9.2	—
Additional accruals	26.9	30.8	1.9
Payments	(28.0)	(14.4)	(1.6)
Adjustment to accruals	(2.9)	(0.3)	—
Accrual at September 30,	$22.7	$26.7	$1.4

Reconciliation of accruals and charges to restructuring and other costs, net:
	2012	2011	2010
Additional accruals and adjustments to accruals (see table above)	$24.0	$30.5	$1.9
Acquisition expenses	2.9	20.2	—
Integration expenses	23.0	20.2	—
Net property, plant and equipment	14.8	17.7	4.3
Severance and other employee costs	0.6	0.3	0.2
Equipment relocation	4.1	2.1	0.2
Facility carrying costs	5.9	1.9	0.2
Other	(0.1)	0.4	0.6
Total restructuring and other costs, net	$75.2	$93.3	$7.4

Other Intangible Assets	12 Months Ended
Sep. 30, 2012
Other Intangible Assets [Abstract]
Other Intangible Assets
Other Intangible Assets

The gross carrying amount and accumulated amortization relating to intangible assets, excluding goodwill, is as follows (in millions):

		September 30,
		2012		2011
	Weighted Avg. Life	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Customer relationships	11.7	$873.9	$(153.6)	$801.9	$(76.4)
Favorable contracts	10.4	42.2	(18.8)	41.8	(10.7)
Technology and patents	8.1	14.3	(3.2)	14.3	(1.4)
Trademarks and tradenames	30.2	30.3	(6.4)	30.1	(2.8)
Non-compete agreements	2.0	5.1	(4.1)	5.1	(2.5)
License costs	10.0	15.9	(0.5)	—	—
Total	12.1	$981.7	$(186.6)	$893.2	$(93.8)

During fiscal 2012, 2011, and 2010, intangible amortization expense was $88.9 million, $42.4 million, and $11.9 million, respectively. Estimated intangible asset amortization expense for the succeeding five fiscal years is as follows (in millions):

Fiscal 2013	$91.8
Fiscal 2014	88.6
Fiscal 2015	84.7
Fiscal 2016	84.0
Fiscal 2017	84.0

Debt	12 Months Ended
Sep. 30, 2012
Debt [Abstract]
Debt
Debt

At September 30, 2012, our Credit Facility and our March 2013 Notes, March 2019 Notes, March 2020 Notes, March 2022 Notes and March 2023 Notes (each as hereinafter defined, the notes collectively “Our Notes”) were unsecured. Our Notes are unsecured unsubordinated obligations that rank equally in right of payment with all of our existing and future unsecured unsubordinated obligations. The notes are effectively subordinated to any of our existing and future secured debt to the extent of the value of the assets securing such debt. Our Notes are redeemable prior to maturity, subject to certain rules and restrictions, and are not subject to any sinking fund requirements. Our Notes, except for our March 2013 Notes, are fully and unconditionally guaranteed by our existing and future wholly-owned U.S. subsidiaries, except for certain present and future unrestricted subsidiaries and certain other limited exceptions. The indentures related to Our Notes restrict us and our subsidiaries from incurring certain liens and entering into certain sale and leaseback transactions, subject to a number of exceptions. Interest on Our Notes is payable in arrears each September and March. Under the terms of the issuance of our March 2019 Notes, March 2020 Notes, March 2022 Notes and March 2023 Notes, we must use commercially reasonable efforts to file a registration statement to exchange each series of notes for new notes of such series with terms substantially identical in all material respects with the notes of such series, to cause the exchange offer registration statement to be declared effective by the SEC under the Securities Act (as hereinafter defined) and to consummate the exchange offer no later than May 17, 2013. If we fail to satisfy our obligations under the registration rights agreement, we will be required to pay additional interest to the holders of each series of notes under certain circumstances until we satisfy our obligations.

The following were individual components of debt (in millions):

	September 30,
	2012	2011
5.625% notes due March 2013(a)	$80.6	$80.9
9.25% notes due March 2016(b)	—	299.2
4.45% notes due March 2019(c)	349.7	—
3.50% notes due March 2020(d)	347.1	—
4.90% notes due March 2022(c)	399.3	—
4.00% notes due March 2023(d)	346.3	—
Term loan facilities(e) (f)	1,222.6	2,223.1
Revolving credit and swing facilities(e) (f)	242.3	238.0
Receivables-backed financing facility(g)	410.0	559.0
Industrial development revenue bonds, bearing interest at variable rates (2.54% at September 30, 2011)(h)	—	17.4
Other debt	14.6	28.2
Total debt	3,412.5	3,445.8
Less current portion of debt	261.3	143.3
Long-term debt due after one year	$3,151.2	$3,302.5

A portion of the debt classified as long-term, which includes the term loans, receivables-backed, revolving and swing facilities, may be paid down earlier than scheduled at our discretion without penalty. During fiscal 2012, 2011, and 2010, amortization of debt issuance costs charged to interest expense was $10.8 million, $7.7 million, and $6.1 million, respectively.

(a)
In March 2003, we sold $100.0 million in aggregate principal amount of our 5.625% notes due March 2013 (“March 2013 Notes”). We are amortizing debt issuance costs of approximately $0.8 million over the term of the March 2013 Notes. In the first quarter of fiscal 2010, we repurchased $19.5 million of our March 2013 Notes at an average price of approximately 98% of par and recorded an aggregate gain on extinguishment of debt of approximately $0.5 million. The amount in the table above is net of hedge adjustments resulting from terminated interest rate swaps and unamortized discount. Giving effect to the amortization of the original issue discount, the terminated fair value hedge adjustments and the debt issuance costs, the effective interest rate on the March 2013 Notes is approximately 5.73%. As discussed below, the February 22, 2012 repayment of our term loan B facility, in conjunction with our then current credit rating removed the security pledge from our March 2013 Notes.

(b)
On March 5, 2008, we issued $200.0 million aggregate principal amount of 9.25% senior notes due March 2016 (“March 2016 Notes”). The March 2016 Notes were originally issued at a discount of $1.4 million and incurred debt issuance costs of $4.7 million. On May 29, 2009, we issued an additional $100.0 million aggregate principal amount of March 2016 Notes (the “Additional Notes”) and as a result incurred debt issuance costs of approximately $2.7 million related to the Additional Notes; these debt issuance costs, together with the original issue debt discount and debt issuance costs, were being amortized through the maturity date of the March 2016 Notes. On March 15, 2012, we redeemed our March 2016 Notes at a redemption price equal to 104.625% of the principal amount of the March 2016 Notes, plus the accrued and unpaid interest. We recorded an aggregate loss on extinguishment of debt of approximately $18.7 million for the redemption premium and to expense unamortized deferred financing and discount costs.

(c)
On February 22, 2012, we issued $350.0 million aggregate principal amount of 4.45% senior notes due March 2019 (“March 2019 Notes”) and issued $400.0 million aggregate principal amount of 4.90% senior notes due March 2022 (“March 2022 Notes”) in an unregistered offering pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). We issued the March 2019 Notes and March 2022 Notes at a discount of approximately $0.3 million and $0.8 million, respectively, and recorded debt issuance costs in connection with the March 2019 Notes and March 2022 Notes of approximately $3.2 million and $3.6 million respectively, which are being amortized over the respective term of the notes. Giving effect to the amortization of the original issue discount and the debt issuance costs, the effective interest rates of the March 2019 Notes and March 2022 Notes are approximately 4.58% and 5.00%, respectively.

(d)
On September 11, 2012, we issued $350.0 million aggregate principal amount of 3.50% senior notes due March 2020 (“March 2020 Notes”) and issued $350.0 million aggregate principal amount of 4.00% senior notes due March 2023 (“March 2023 Notes”) in an unregistered offering pursuant to Rule 144A and Regulation S under the Securities Act. We issued the March 2020 and March 2023 notes at a discount of approximately $3.0 million and $3.7 million, respectively, and recorded debt issuance costs in connection with the March 2020 and March 2023 notes of approximately $2.6 million and $2.7 million, respectively, which are being amortized over the respective term of the notes. Giving effect to the amortization of the original issue discount and the debt issuance costs, the effective interest rates of the March 2020 and March 2023 Notes are approximately 3.75% and 4.20%, respectively. We used the net proceeds from the offering to repay a portion of the outstanding loans under our Terminated Credit Facility (as hereinafter defined) and to pay costs and expenses associated with the transaction. We repaid approximately $288 million outstanding under our revolving credit facility, $345.5 million outstanding under our term loan A facility and $54.5 million outstanding under our term loan A2 facility.

(e)
On September 27, 2012 we entered into an unsecured Amended and Restated Credit Agreement (the “Credit Facility”) with an original maximum principal amount of approximately $2.7 billion before scheduled payments. The Credit Facility includes a $1.475 billion, 5-year revolving credit facility and a $1.223 billion, 5-year term loan facility. All obligations under the Credit Facility are fully and unconditionally guaranteed by our existing and future wholly-owned U.S. subsidiaries, except for certain present and future unrestricted subsidiaries and certain other limited exceptions. In addition, the obligations of Rock-Tenn Company of Canada are guaranteed by Rock-Tenn Company and all such wholly-owned U.S. subsidiaries, as well as by wholly-owned Canadian subsidiaries of RockTenn, other than certain present and future unrestricted subsidiaries and certain other limited exceptions.

Up to $250.0 million under the revolving credit facility may be used for the issuance of letters of credit. In addition, up to $350.0 million of the revolving credit facility may be used to fund borrowings in Canadian dollars. At September 30, 2012 and September 30, 2011, the amount committed under the credit facilities for loans to a Canadian subsidiary was $300.0 million and $300.0 million, respectively. At September 30, 2012, available borrowings under the revolving credit portion of the Credit Facility, reduced by outstanding letters of credit not drawn upon of approximately $54.7 million issued under the Credit Facility and including the application of our maximum leverage ratio, were approximately $935 million.

At our option, borrowings under the Credit Facility bear interest at either a base rate or at the London Interbank Offered Rate (“LIBOR”), plus, in each case, an applicable margin. In addition, advances in Canadian dollars may be made by way of purchases of bankers' acceptances. We are required to pay fees in respect of outstanding letters of credit at a rate equal to the applicable margin for LIBOR-based borrowings based upon a Credit Agreement Leverage Ratio. The following table summarizes the applicable margins and percentages related to the revolving credit facility and term loan of the Credit Facility:

	Range	September 30, 2012
Applicable margin/percentage for determining:
LIBOR-based loans and banker's acceptance advances interest rate (1)	1.375%-2.000%	1.75%
Base rate-based borrowings (1)	0.375%-1.000%	0.75%
Facility commitment (2)	0.200%-0.325%	0.25%

(1)	The rates vary based on our Leverage Ratio, as defined in the Amended and Restated Credit Agreement.

(2)	Applied to the aggregate borrowing availability based on the Leverage Ratio, as defined below.

The variable interest rate, including the applicable margin, on our term loan facility was 1.97% at September 30, 2012. Interest rates on our revolving credit facility for borrowings both in the U.S. and Canada ranged from 3.04% to 4.00% at September 30, 2012.

The Credit Facility contains certain prepayment requirements and customary affirmative and negative covenants. The negative covenants include covenants that, subject to certain exceptions, contain: limitations on liens and further negative pledges; limitations on sale-leaseback transactions; limitations on debt and prepayments, redemptions or repurchases of certain debt and equity; limitations on mergers and asset sales; limitations on sales, transfers and other dispositions of assets; limitations on loans and certain other investments; limitations on restrictions affecting subsidiaries; (i) limitations on transactions with affiliates; (ii) limitations on changes to accounting policies or (iii) fiscal periods; limitations on speculative hedge transactions; and restrictions on modification or waiver of material documents in a manner materially adverse to the lenders.

In addition, the Credit Facility includes financial covenants requiring that we maintain a maximum total leverage ratio and minimum interest coverage ratio. The terms of the Credit Facility require us to maintain a leverage ratio (which is the ratio of our total funded debt less certain amounts of unrestricted cash, to Credit Agreement EBITDA, as defined, for the preceding four fiscal quarters (“Leverage Ratio”) of not greater than 3.75 to 1.00 for fiscal quarters ending from September 30, 2012 through September 30, 2013, and not greater than 3.50 to 1.00 for fiscal quarters ending thereafter. In addition, we must maintain an interest coverage ratio (which is the ratio of Credit Agreement EBITDA for the preceding four fiscal quarters to cash interest expense for such period) of not less than 3.50 to 1.00 for any fiscal quarters ending on or after September 30, 2012. Credit Agreement EBITDA is calculated in accordance with the definition contained in our Amended and Restated Credit Agreement. Credit Agreement EBITDA is generally defined as consolidated net income of RockTenn for any fiscal period plus the following to the extent such amounts are deducted in determining such consolidated net income: (i) consolidated interest expense, (ii) consolidated tax expenses, (iii) depreciation and amortization expenses, (iv) financing expenses and write-offs, including remaining portions of original issue discount on prepayment of indebtedness, prepayment premiums and commitment fees, (v) inventory expenses associated with the write up of Smurfit-Stone inventory acquired in the merger and other permitted acquisitions, (vi) all other non-cash charges, (vii) all legal, accounting and professional advisory expenses incurred in respect of the Smurfit-Stone Acquisition and other permitted acquisitions and related financing transactions, (vii) certain expenses and costs incurred in connection with the Smurfit-Stone Acquisition and associated synergies, restructuring charges, and certain other charges and expenses, subject to certain limitations specified in the Credit Facility, (viii) certain other charges and expenses unrelated to the Smurfit-Stone Acquisition subject to certain specified limitations in the Credit Facility, and (ix) for certain periods, run-rate synergies expected to be achieved due to the Smurfit-Stone Acquisition not already included in EBITDA and adjustments to include Smurfit-Stone EBITDA as outlined in the Amended and Restated Credit Agreement related to periods prior to the acquisition (“Credit Agreement EBITDA”). We test and report our compliance with these covenants each quarter. We are in compliance with all of our covenants.

The credit facilities also contain certain customary events of default, including relating to non-payment, breach of representations, warranties or covenants, default on other material debt, bankruptcy and insolvency events, invalidity or impairment of loan documentation, collateral or subordination provisions, change of control and customary ERISA defaults. The term “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder.

(f)
On May 27, 2011, we entered into a Credit Agreement, which we terminated on September 27, 2012 as discussed below, (the “Terminated Credit Facility”) with an original maximum principal amount of $3.7 billion before scheduled payments. The Terminated Credit Facility included a $1.475 billion, 5-year revolving credit facility, a $1.475 billion, 5-year term loan A facility, and included a $750 million, 7-year term loan B facility prior to its repayment on February 22, 2012. The borrowings under the Credit Facility were primarily used to finance the Smurfit-Stone Acquisition in part, to repay certain outstanding indebtedness of Smurfit-Stone, to refinance certain of our existing credit facilities, to pay for fees and expenses incurred in connection with the acquisition, and for other corporate purposes. The variable interest rate, including the applicable margin, on our term loan A facility, before the effect of interest rate swaps, was 2.23% at September 30, 2011. Interest rates on our revolving credit facility for borrowings both in the U.S. and Canada ranged from 3.25% to 4.00% at September 30, 2011. On May 27, 2011, at the effective time of the Smurfit-Stone Acquisition, in connection with our entry into the Terminated Credit Facility, we terminated our then existing credit agreement, dated as of March 5, 2008, as amended, following the payment in full of all outstanding indebtedness under the then existing credit agreement. There were no material early termination penalties incurred as a result of the termination. We recorded a loss on extinguishment of debt of $39.5 million primarily for fees paid to certain creditors and third parties and to write-off certain unamortized deferred financing costs related to the termination and capitalized approximately $43.3 million of debt issuance costs in other assets related to the new credit agreements, including amounts related to our receivables-backed financing facility.

On December 2, 2011, we amended our Terminated Credit Facility which permitted the issuance of debt that could be secured on an equal and ratable basis with the Terminated Credit Facility provided no portion of the term loan B facility remained outstanding. The amendment also provided for a $227.0 million term loan A2 tranche to be drawn upon by us in either a single drawing or in two separate drawings in minimum draws of $100.0 million, at our discretion, on or prior to March 31, 2012, and amended other terms of a technical nature. On February 22, 2012, we repaid our term loan B facility using the proceeds from the issuance of the March 2019 and March 2022 Notes. We recorded a loss on extinguishment of debt of $0.8 million to write-off unamortized deferred financing costs. The repayment of our term loan B facility, in conjunction with our then current credit rating removed the security pledge from our Terminated Credit Facility and our March 2013 Notes. Borrowings under the term loan B facility had applicable margins of 2.75% for LIBOR-based loans (with LIBOR to be no lower than 0.75%) and 1.75% for base rate-based loans. The interest rate for borrowings under the term loan B facility was 3.50% at September 30, 2011.

On March 14, 2012, we drew down the full amount of the term loan A2 tranche, along with revolver borrowings, to pay off our March 2016 Notes. On March 30, 2012, we amended our Terminated Credit Facility which provided for the ability to guaranty the obligations of any restricted subsidiary in respect of indebtedness incurred by a restricted subsidiary to the extent such indebtedness is permitted under the Credit Agreement, to incur unsecured indebtedness in respect of letters of credit, letters of guaranty or similar instruments having an aggregate face amount not to exceed $100.0 million at any time outstanding and to incur indebtedness in an aggregate principal amount of up to $50.0 million pursuant to an “additional indebtedness” carveout to the indebtedness covenant in the Credit Agreement. The applicable margin on LIBOR based term loan A2 was dependent upon our Leverage Ratio.

On September 27, 2012, in connection with our entry into the Credit Facility, we terminated our then existing credit agreement, dated as of May 27, 2011, as amended, following the payment in full of all outstanding indebtedness under the Terminated Credit Facility. There were no early termination penalties incurred as a result of the termination of the Terminated Credit Facility. We recorded a loss on extinguishment of debt of $4.6 million primarily to write-off certain unamortized deferred financing costs related to the termination and capitalized approximately $4.0 million of debt issuance costs in other assets.

(g)
On May 27, 2011, we increased our receivables-backed financing facility (the “Receivables Facility”) to $625.0 million from $135.0 million. The Receivables Facility has been amended to include the trade receivables of additional RockTenn subsidiaries. In addition, the maturity date of the Receivables Facility has been extended until the third anniversary of the Smurfit-Stone Acquisition. Except for $51.0 million classified as short-term at September 30, 2012 that is expected to require the use of current assets for repayment, the borrowings are classified as long-term at September 30, 2012 and September 30, 2011. The borrowing rate, which consists of a blend of the market rate for asset-backed commercial paper and the one month LIBOR rate plus a utilization fee, was 1.34% and 1.36% as of September 30, 2012 and September 30, 2011, respectively. The commitment fee for this facility was 0.30% and 0.30% as of September 30, 2012 and September 30, 2011, respectively. Borrowing availability under this facility is based on the eligible underlying accounts receivable and certain covenants. The agreement governing the Receivables Facility contains restrictions, including, among others, on the creation of certain liens on the underlying collateral. We test and report our compliance with these covenants monthly. We are in compliance with all of our covenants. At September 30, 2012 and September 30, 2011, maximum available borrowings, excluding amounts outstanding, under this facility were approximately $464.0 million and $559.9 million, respectively. The carrying amount of accounts receivable collateralizing the maximum available borrowings at September 30, 2012 was approximately $838.3 million. We have continuing involvement with the underlying receivables as we provide credit and collections services pursuant to the securitization agreement.

(h)	We repaid the industrial development revenue bonds issued by various municipalities in which we maintain facilities on October 3, 2011.

As of September 30, 2012, the aggregate maturities of debt for the succeeding five fiscal years and thereafter are as follows (in millions):

Fiscal 2013	$261.3
Fiscal 2014	481.2
Fiscal 2015	122.5
Fiscal 2016	122.3
Fiscal 2017	975.9
Thereafter	1,457.0
Unamortized bond discount	(7.7)
Total debt	$3,412.5

Fair Value	12 Months Ended
Sep. 30, 2012
Fair Value [Abstract]
Fair Value
Fair Value

Assets and Liabilities Measured or Disclosed at Fair Value

We estimate fair values in accordance with ASC 820 “Fair Value Measurement”. ASC 820 provides a framework for measuring fair value and expands disclosures required about fair value measurements. Specifically, ASC 820 sets forth a definition of fair value and a hierarchy prioritizing the inputs to valuation techniques. ASC 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Additionally, ASC 820 defines levels within the hierarchy based on the availability of quoted prices for identical items in active markets, similar items in active or inactive markets and valuation techniques using observable and unobservable inputs. We incorporate credit valuation adjustments to reflect both our own nonperformance risk and the respective counterparty’s nonperformance risk in our fair value measurements.

We have, or from time to time may have, supplemental retirement savings plans that are nonqualified deferred compensation plans pursuant to which assets are invested primarily in mutual funds, interest rate derivatives, commodity derivatives or other similar classes of assets or liabilities. Other than our pension and postretirement assets and liabilities as disclosed in “Note 13. Retirement Plans” and the fair value of our long-term debt disclosed below, the fair value of these items is not significant.

The following table summarizes the carrying amount and estimated fair value of our long-term debt (in millions):

	September 30, 2012		September 30, 2011
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
March 2013 Notes(1)	$80.6	$81.7	$80.9	$83.1
March 2016 Notes(1)	—	—	299.2	318.7
March 2019 Notes(1)	349.7	376.6	—	—
March 2020 Notes(1)	347.1	356.3	—	—
March 2022 Notes(1)	399.3	434.0	—	—
March 2023 Notes(1)	346.3	357.7	—	—
Term loan facilities(2)	1,222.6	1,222.6	2,223.1	2,223.1
Revolving credit and swing facilities(2)	242.3	242.3	238.0	238.0
Receivables-backed financing facility(2)	410.0	410.0	559.0	559.0
Industrial development revenue bonds(2)	—	—	17.4	17.4
Other long-term debt(2)(3)	14.6	15.4	28.2	30.3
Total debt	$3,412.5	$3,496.6	$3,445.8	$3,469.6

(1)	Fair value is categorized as level 2 within the fair value hierarchy since the notes trade infrequently. Fair value is based on quoted market prices.

(2)
Fair value approximates the carrying amount as the variable interest rates reprice frequently at observable current market rates. As such, fair value is categorized as level 2 within the fair value hierarchy.

(3)
Fair value for certain debt is estimated based on the discounted value of future cash flows using observable current market interest rates offered for debt of similar credit risk and maturity. As such, fair value is categorized as level 2 within the fair value hierarchy.

In the absence of quoted prices in active markets, considerable judgment is required in developing estimates of fair value. Estimates are not necessarily indicative of the amounts we could realize in a current market transaction, or the amounts at which we could settle our debt.

Financial Instruments not Recognized at Fair Value

Financial instruments not recognized at fair value on a recurring or nonrecurring basis include cash and cash equivalents, accounts receivable, certain other current assets, short-term debt, accounts payable, certain other current liabilities, and long-term debt. With the exception of long-term debt, the carrying amounts of these financial instruments approximate their fair values due to their short maturities.

Fair Value of Nonfinancial Assets and Nonfinancial Liabilities

We measure certain nonfinancial assets and nonfinancial liabilities at fair value on a nonrecurring basis. These assets and liabilities include cost and equity method investments when they are deemed to be other-than-temporarily impaired, assets acquired and liabilities assumed in an acquisition or in a nonmonetary exchange, and property, plant and equipment and intangible assets that are written down to fair value when they are held for sale or determined to be impaired. At September 30, 2012 and September 30, 2011, we did not have any significant nonfinancial assets or nonfinancial liabilities that were measured at fair value on a nonrecurring basis in periods subsequent to initial recognition.

Leases	12 Months Ended
Sep. 30, 2012
Leases [Abstract]
Leases
Leases

We lease certain manufacturing and warehousing facilities and equipment (primarily transportation equipment) under various operating leases. Some leases contain escalation clauses and provisions for lease renewal. As of September 30, 2012, future minimum lease payments under all noncancelable leases for the succeeding five fiscal years and thereafter are as follows (in millions):

Fiscal 2013	$40.6
Fiscal 2014	36.7
Fiscal 2015	31.4
Fiscal 2016	26.2
Fiscal 2017	22.0
Thereafter	89.9
Total future minimum lease payments	$246.8

Rental expense for the years ended September 30, 2012, 2011, and 2010 was approximately $88.1 million, $42.6 million and $21.6 million, respectively, including lease payments under cancelable leases and maintenance charges on transportation equipment. The increase beginning in fiscal 2011 is primarily associated with the Smurfit-Stone Acquisition.

Income Taxes	12 Months Ended
Sep. 30, 2012
Tax Provision [Abstract]
Tax Provision
Income Taxes

The components of income before income taxes are as follows (in millions):

	Year Ended September 30,
	2012	2011	2010
United States	$374.7	$163.7	$263.6
Foreign	14.4	51.8	31.8
Income before income taxes	$389.1	$215.5	$295.4

The provision (benefit) for income taxes consist of the following components (in millions):

	Year Ended September 30,
	2012	2011	2010
Current income taxes:
Federal	$(4.5)	$(0.4)	$92.7
State	7.5	0.5	11.3
Foreign	10.5	9.4	11.8
Total current	13.5	9.5	115.8
Deferred income taxes:
Federal	129.1	55.5	(57.6)
State	(0.6)	1.5	5.2
Foreign	(5.1)	3.0	1.3
Total deferred	123.4	60.0	(51.1)
Provision for income taxes	$136.9	$69.5	$64.7

The differences between the statutory federal income tax rate and our effective income tax rate are as follows:

	Year Ended September 30,
	2012	2011	2010
Statutory federal tax rate	35.0%	35.0%	35.0%
Foreign rate differential	0.2	(2.5)	—
Adjustment and resolution of federal, state and foreign tax uncertainties	(0.1)	0.3	(0.3)
State taxes, net of federal benefit	3.4	2.3	1.9
Research and development and other tax credits, net of valuation allowances	(0.5)	(1.1)	(1.5)
Alternative fuel credits	—	—	(3.4)
Cellulosic biofuel credit, net of incremental state tax impact	—	—	(9.4)
Income attributable to noncontrolling interest	(0.1)	(0.3)	(0.2)
Nondeductible deal fees	—	1.3	—
Change in valuation allowance	(1.3)	—	—
Other, net	(1.4)	(2.7)	(0.2)
Effective tax rate	35.2%	32.3%	21.9%

The amount included above for state taxes, net of federal benefit for fiscal 2010 has been adjusted to exclude the incremental state tax expense recorded related to the cellulosic biofuel producer credit. The state tax amount has been included in the amount shown for cellulosic biofuel producer credit.

In fiscal 2010, we recognized approximately $29.0 million of an alternative fuel mixture credit, which is not taxable for federal or state income tax purposes for the period October 1, 2009 to December 31, 2009 because we claimed the credit on our fiscal 2009 federal income tax return rather than as an excise tax refund. Additionally, we recorded a tax benefit of $27.6 million related to the cellulosic biofuel producer credit. In fiscal 2010, we recorded a tax benefit of $4.4 million related to research, foreign tax, and other federal tax credits. For additional information regarding the AFMC or the CBPC see “Note 5. Alternative Fuel Mixture Credit and Cellulosic Biofuel Producer Credit”.

The tax effects of temporary differences that give rise to deferred income tax assets and liabilities consist of the following (in millions):

	September 30,
	2012	2011
Deferred income tax assets:
Accruals and allowances	$25.2	$17.6
Employee related accruals and allowances	107.5	113.4
Pension obligations	489.0	447.3
State net operating loss carryforwards	44.2	54.5
State credit carryforwards, net of federal benefit	47.0	51.7
CBPC and other federal tax credit carryforwards	225.6	220.8
Federal net operating loss carryforwards	146.4	167.7
Restricted stock and options	22.4	22.3
Other	21.9	17.0
Valuation allowances	(42.3)	(48.0)
Total	1,086.9	1,064.3
Deferred income tax liabilities:
Property, plant and equipment	1,439.0	1,385.0
Deductible intangibles and goodwill	283.8	288.1
Inventory reserves	80.2	108.6
Deferred gain	31.0	57.1
Other	0.7	0.6
Total	1,834.7	1,839.4
Net deferred income tax liability	$747.8	$775.1

Deferred taxes are recorded as follows in the consolidated balance sheet (in millions):

	September 30,
	2012	2011
Current deferred tax asset	$104.0	$52.0
Current deferred tax liability	0.1	—
Long-term deferred tax asset	37.1	—
Long-term deferred tax liability	888.8	827.1
Net deferred income tax liability	$747.8	$775.1

At September 30, 2012 and September 30, 2011, we had gross federal net operating losses, inclusive of Smurfit-Stone's historical net operating losses, of approximately $418.4 million and $479.0 million. These loss carryforwards generally expire between fiscal years 2022 and 2031.

At September 30, 2012 and September 30, 2011, we had $145.6 million and $146.1 million, respectively, of federal CBPC carryforwards.  Although the statute of limitations is unclear as to the expiration period of the CBPC carryforwards, we believe that these carryforwards will expire on December 31, 2015.  At September 30, 2012 and September 30, 2011, we had alternative minimum tax credits of $71.8 million and $69.5 million, respectively.  Under current tax law, the alternative minimum tax credit carryforwards do not expire.  At September 30, 2012 and September 30, 2011, we had various other federal credit carryforwards of $8.2 million and $5.2 million, respectively, which expire between fiscal years 2017 and 2032.

As a result of certain realization requirements of ASC 718, the table of deferred tax assets and liabilities shown above does not include certain deferred tax assets at September 30, 2012 and 2011 that arose directly from (or the use of which was postponed by) tax deductions related to equity compensation in excess of compensation recognized for financial reporting. Those deferred tax assets include federal and state net operating loss carryforwards. The September 30, 2012 and September 30, 2011 federal net operating loss carryforwards exclude $10.3 million and $15.4 million, respectively, due to stock compensation excess tax benefits. These excluded federal net operating losses, related to fiscal 2011, will be realized and recorded in the period when these carryforwards reduce an income tax liability.

At September 30, 2012 and September 30, 2011, gross net operating losses, for state and local tax reporting purposes, of approximately $1,160 million and $1,339 million, respectively, were available for carryforward. These loss carryforwards generally expire between fiscal years 2013 and 2031. The tax effected values of these net operating losses are $44.2 million and $54.5 million at September 30, 2012 and 2011, respectively, exclusive of valuation allowances of $3.2 million and $3.8 million at September 30, 2012 and 2011, respectively.

At September 30, 2012 and September 30, 2011, gross net operating losses for foreign reporting purposes of approximately $27.3 million and $25.6 million, respectively, were available for carryforward. These loss carryforwards generally expire between fiscal years 2015 and 2032. The tax effected values of these net operating losses are $4.6 million and $4.5 million at September 30, 2012 and 2011, respectively, exclusive of valuation allowances of $4.2 million and $4.0 million at September 30, 2012 and 2011, respectively.

At September 30, 2012 and 2011, certain allowable state tax credits were available for carryforward. Accordingly, $47.0 million and $51.7 million have been recorded as deferred income tax assets at September 30, 2012 and 2011, respectively. These state tax credit carryforwards generally expire within 5 to 10 years; however, certain state credits can be carried forward indefinitely. Valuation allowances of $29.9 million and $39.0 million at September 30, 2012 and 2011, respectively, have been provided on these assets. These valuation allowances have been recorded due to uncertainty regarding our ability to generate sufficient taxable income in the appropriate taxing jurisdiction. These valuation allowances include $29.0 million and $33.6 million, respectively, related to state investment and employment tax credits generated by our Southern Container Acquisition and its subsequent operations as of September 30, 2012 and September 30, 2011, respectively. At September 30, 2012 and September 30, 2011, we had income tax receivables of $7.2 million and $34.7 million, respectively, and current deferred income taxes of $104.0 million and $52.0 million, respectively, included in other current assets.

The following table represents a summary of the valuation allowances against deferred tax assets for fiscal 2012, 2011, and 2010 (in millions):

	2012	2011	2010
Balance at the beginning of period	$48.0	$40.2	$37.2
Charges to costs and expenses	4.3	5.8	5.6
Allowances related to acquisitions(1)	—	7.8	—
Deductions	(10.0)	(5.8)	(2.6)
Balance at the end of period	$42.3	$48.0	$40.2

(1)	Allowances related to acquisitions in fiscal 2011 are related to the Smurfit-Stone Acquisition.

We have considered a portion of our earnings from certain foreign subsidiaries as subject to repatriation and we provide for taxes accordingly. Earnings of all other foreign subsidiaries are considered indefinitely invested in their respective foreign operations. As of September 30, 2012, we estimate those indefinitely invested earnings to be approximately $123.1 million. We have not provided for any incremental United States taxes that would be due upon the repatriation of those earnings to the United States. However, in the event of a distribution of those earnings in the form of dividends or otherwise, we may be subject to both United States income taxes, subject to an adjustment for foreign tax credits, and withholding taxes payable to the foreign jurisdictions. As of September 30, 2012, we estimate the amount of unrecognized deferred income tax liability on these indefinitely reinvested earnings to be approximately $10.3 million.

As of September 30, 2012, the total amount of unrecognized tax benefits was approximately $289.7 million, exclusive of interest and penalties. Of this balance, if we were to prevail on all unrecognized tax benefits recorded, approximately $265.6 million would benefit the effective tax rate. The unrecognized tax benefits includes $254 million related to our tax position that alternative fuel mixture credits acquired in the Smurfit-Stone Acquisition are not taxable. We decreased the tax value of our federal net operating loss carryforwards by $254 million by recording a corresponding reserve related to this position. As of September 30, 2011, the total amount of unrecognized tax benefits was approximately $287.9 million, exclusive of interest and penalties. Of this balance, if we were to prevail on all unrecognized tax benefits recorded, approximately $266.5 million would benefit the effective tax rate. We regularly evaluate, assess and adjust the related liabilities in light of changing facts and circumstances, which could cause the effective tax rate to fluctuate from period to period.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits is as follows (in millions):

	2012	2011	2010
Balance at the beginning of period	$287.9	$12.2	$13.1
(Reductions) additions related to acquisitions(1)	(1.4)	275.5	—
Additions for tax positions taken in current year	7.0	—	—
Additions for tax positions taken in prior years	—	1.5	1.3
Reductions as a result of a lapse of the applicable statute of limitations	(3.8)	(1.3)	(2.2)
Balance at the end of period	$289.7	$287.9	$12.2

(1)	Adjustments related to acquisitions in fiscal 2012 and 2011 are related to the Smurfit-Stone Acquisition.

We recognize estimated interest and penalties related to unrecognized tax benefits in income tax expense in the consolidated statements of income. As of September 30, 2012 and September 30, 2011, we had a recorded liability of $2.0 million and $3.9 million, respectively, for the payment of estimated interest and penalties related to the liability for unrecognized tax benefits. Our results of operations for the fiscal years ended September 30, 2012 and 2011 include income of $1.9 million and expense of $0.4 million, respectively, related to estimated interest and penalties related to the liability for unrecognized tax benefits.

We file federal, state and local income tax returns in the U.S. and various foreign jurisdictions. With few exceptions, we are no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years prior to fiscal 2009. While we believe our tax positions are appropriate, they are subject to audit or other modifications and there can be no assurance that any modifications will not materially and adversely affect our results of operations, financial condition or cash flows.

Retirement Plans	12 Months Ended
Sep. 30, 2012
Retirement Plans [Abstract]
Retirement Plans
Retirement Plans

We have defined benefit pension plans for certain U.S. and Canadian employees. In addition, under several labor contracts, we make payments, based on hours worked, into multiemployer pension plan trusts established for the benefit of certain collective bargaining employees in facilities both inside and outside the United States. We also have a Supplemental Executive Retirement Plan (“SERP”) and other non-qualified defined benefit pension plans that provide unfunded supplemental retirement benefits to certain of our executives and former executives. The SERP provides for incremental pension benefits in excess of those offered in our principal pension plan.

Salaried and nonunion hourly employees hired on or after January 1, 2005 are not eligible to participate in RockTenn benefit plans in effect prior to the Smurfit-Stone Acquisition. However, we provide an enhanced 401(k) plan match for such employees. The defined benefit pension plans acquired in connection with the Smurfit-Stone Acquisition cover substantially all hourly employees, as well as salaried employees hired prior to January 1, 2006. These plans were frozen for salaried employees at various stages prior to the acquisition. The postretirement plans that were acquired in connection with the Smurfit-Stone Acquisition provide certain health care and life insurance benefits for certain salaried and hourly employees who meet specified age and service requirements as defined by the plans. The references in the tables that follow to Canadian pension plans and U.S. and Canadian postretirement plans are plans acquired in the Smurfit-Stone acquisition.

The benefits under our defined benefit pension plans are based on either compensation or a combination of years of service and negotiated benefit levels, depending upon the plan. We allocate our pension assets to several investment management firms across a variety of investment styles. Our defined benefit Investment Committee meets at least four times a year with our investment advisors to review each management firm’s performance and monitor their compliance with their stated goals, our investment policy and applicable regulatory requirements in the U.S. and Canada.

We understand that investment returns are volatile. We believe that, by investing in a variety of asset classes and utilizing multiple investment management firms, we can create a portfolio that yields adequate returns with reduced volatility. After we consulted with our actuary and investment advisors, we adopted the target allocations in the table that follows for our pension plans to produce the desired performance. These target allocations are guidelines, not limitations, and occasionally plan fiduciaries will approve allocations above or below target ranges or modify the allocations.

Target Allocations

	U.S. Plans		Canadian Plans
	2012	2011	2012	2011
Equity investments	40%	41%	29%	38%
Fixed income investments	45%	46%	58%	56%
Short-term investments	2%	2%	1%	2%
Other investments	13%	11%	12%	4%

At September 30, 2011 we were in the process of transitioning to our target allocations in the U.S. plans. We transitioned to our target allocations in fiscal 2012. In fiscal 2012 we changed the asset allocation of our Canadian pension plans.

Our actual pension plans' asset allocations by asset category at September 30 were as follows:

	U.S. Plans		Canadian Plans
	2012	2011	2012	2011
Equity investments	42%	28%	31%	35%
Fixed income investments	45%	50%	58%	61%
Short-term investments	3%	13%	2%	1%
Other investments	10%	9%	9%	3%
Total	100%	100%	100%	100%

We manage our retirement plans in accordance with the provisions of ERISA and the regulations pertaining thereto as well as applicable legislation in Canada. Our investment policy objectives include maximizing long-term returns at acceptable risk levels, diversifying among asset classes, as applicable, and among investment managers as well as establishing certain risk parameters within asset classes. We have allocated our investments within the equity and fixed income asset classes to sub-asset classes designed to meet these objectives. In addition, our other alternative investments support multi-strategy objectives.

In developing our weighted average expected rate of return on plan assets, we consulted with our investment advisor and evaluated criteria based on historical returns by asset class and long-term return expectations by asset class. We currently expect to contribute approximately $208 million to our qualified defined benefit pension plans in fiscal 2013. However, it is possible that our assumptions or legislation may change, actual market performance may vary or we may decide to contribute a different amount. Therefore, the amount we contribute may vary materially. The expense for multiemployer plans for collective bargaining employees generally equals the contributions for these plans. We use a September 30 measurement date.

The assumptions used to measure the benefit plan obligations at September 30 were:

	Pension Plans		Postretirement plans
	2012	2011	2012	2011
Discount rate – U.S. Plans	4.22%	5.27%	4.22%	5.27%
Rate of compensation increase – U.S. Plans	2.00 - 2.50%	3.22%	N/A	N/A
Discount rate – Canadian Plans	4.14%	4.90%	4.14%	4.90%
Rate of compensation increase – Canadian Plans	3.00 - 3.25%	3.13%	3.00%	3.00%
Discount rate – SERP and Other Executive Plans	2.57 - 4.22%	0.87 - 4.61%	N/A	N/A
Rate of compensation increase – SERP and Other Executive Plans	6.00%	6.00%	N/A	N/A

We determine the discount rate with the assistance of actuaries. At September 30, 2012, the discount rate for the U.S. pension and postretirement plans was determined based on the yield on a theoretical portfolio of high-grade corporate bonds, and the discount rate for the Canadian pension, postretirement plans, SERP and the other executive plans was determined based on a yield curve developed by our actuary.

The theoretical portfolio of high-grade corporate bonds used to select the September 30, 2012 discount rate for the U.S. pension plans includes bonds generally rated Aa- or better with at least $100 million outstanding par value and bonds that are non-callable (unless the bonds possess a “make whole” feature). The theoretical portfolio of bonds has cash flows that generally match our expected benefit payments in future years.

Our assumption regarding the increase in compensation levels is reviewed periodically and the assumption is based on both our internal planning projections and recent history of actual compensation increases. We typically review our expected long-term rate of return on plan assets periodically through an asset allocation study with either our actuary or investment advisor. For fiscal 2013, we are changing our expected rate of return to 7.5% for our U.S. plans and to 6.9% for our Canadian plans based on an updated analysis of our long-term expected rate of return and our current asset allocation.

Changes in benefit obligation for the years ended September 30 (in millions):

	Pension Plans		Postretirement Plans
	2012	2011	2012	2011
Benefit obligation at beginning of year	$4,363.5	$472.1	$167.5	$0.8
Service cost	30.1	17.2	1.5	0.6
Interest cost	221.4	95.1	7.8	3.2
Amendments	2.6	0.6	(0.2)	(1.0)
Actuarial loss (gain)	555.3	127.4	(2.5)	2.0
Plan participant contributions	3.0	1.2	5.9	2.3
Benefits paid	(263.5)	(101.6)	(17.4)	(6.4)
Business combinations	(4.2)	3,823.3	—	169.7
Foreign currency rate changes	65.3	(71.8)	3.6	(3.7)
Benefit obligation at end of year	$4,973.5	$4,363.5	$166.2	$167.5

The accumulated benefit obligation of the pension plans was $4,921.3 million and $4,318.8 million at September 30, 2012 and 2011, respectively. At September 30, 2012 and 2011, no plan had a fair value of plan assets which exceeded its accumulated benefit obligation.

Changes in plan assets for the years ended September 30 (in millions):

	Pension Plans		Postretirement Plans
	2012	2011	2012	2011
Fair value of plan assets at beginning of year	$2,919.4	$306.3	$—	$—
Actual gain (loss) on plan assets	400.6	(114.8)	—	—
Employer contributions	367.5	62.4	11.5	4.1
Plan participant contributions	3.0	1.2	5.9	2.3
Benefits paid	(263.5)	(101.6)	(17.4)	(6.4)
Business combinations	—	2,823.8	—	—
Foreign currency rate changes	53.2	(57.9)	—	—
Fair value of assets at end of year	$3,480.2	$2,919.4	$—	$—

Our fiscal 2012 contributions include approximately $12.8 million to fund benefit payments for one of our non-qualified plans.

The table below sets forth the underfunded status recognized in the consolidated balance sheets at September 30 (in millions):

	Pension Plans		Postretirement Plans
	2012	2011	2012	2011
Other current liability	$(0.2)	$(13.1)	$(12.0)	$(12.3)
Accrued pension and other long-term benefits	(1,493.1)	(1,431.0)	(154.2)	(155.2)
Net amount recognized	$(1,493.3)	$(1,444.1)	$(166.2)	$(167.5)

The pre-tax amounts in accumulated other comprehensive loss at September 30 not yet recognized as components of net periodic pension cost consist of (in millions):

	Pension Plans		Postretirement Plans
	2012	2011	2012	2011
Net actuarial loss (income)	$877.0	$520.8	$(0.1)	$2.0
Prior service cost (credit)	5.0	3.2	(1.8)	(1.0)
Total accumulated other comprehensive loss (income)	$882.0	$524.0	$(1.9)	$1.0

The pre-tax amounts recognized in other comprehensive loss are as follows at September 30 (in millions):

	Pension Plans			Postretirement Plans
	2012	2011	2010	2012	2011
Net actuarial loss (income) arising during period	$377.6	$334.0	$13.6	$(2.5)	$2.0
Amortization of net actuarial loss	(21.4)	(18.9)	(19.3)	—	—
Prior service cost (credit) arising during period	2.6	0.7	0.2	(0.5)	(1.0)
Amortization of prior service (cost) credit	(0.8)	(0.7)	(0.9)	0.1	—
Net amount recognized in other comprehensive loss (income)	$358.0	$315.1	$(6.4)	$(2.9)	$1.0

The net periodic pension cost recognized in the consolidated statements of income is comprised of the following for fiscal years ended (in millions):

	Pension Plans			Postretirement Plans
	2012	2011	2010	2012	2011
Service cost	$30.1	$17.2	$11.1	$1.5	$0.6
Interest cost	221.4	95.1	23.8	7.8	3.2
Expected return on plan assets	(222.1)	(91.9)	(23.9)	—	—
Amortization of net actuarial loss	21.4	18.9	19.3	—	—
Amortization of prior service cost (credit)	0.8	0.7	0.9	(0.1)	—
Company defined benefit plan expense	51.6	40.0	31.2	9.2	3.8
Multiemployer and other plans	9.8	4.6	1.8	—	—
Net pension cost	$61.4	$44.6	$33.0	$9.2	$3.8

The assumed health care cost trend rates used in measuring the accumulated postretirement benefit obligation (“APBO”) are as follows at September 30:

2012
U.S. Plans
Health care cost trend rate assumed for next year	9.38%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.00%
Year the rate reaches the ultimate trend rate	2030
Canadian Plans
Health care cost trend rate assumed for next year	7.50%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	4.70%
Year the rate reaches the ultimate trend rate	2029

The effect of a 1% change in the assumed health care cost trend rate would increase and decrease the APBO as of September 30, 2012 by approximately $8 million and would increase and decrease the annual net periodic postretirement benefit cost for 2012 by an immaterial amount.

Weighted-average assumptions used in the calculation of benefit plan expense for fiscal years ended:

	Pension Plans			Postretirement Plans
	2012	2011	2010	2012	2011
Discount rate – U.S. Plans	5.27%	5.50%	5.53%	5.27%	5.56%
Rate of compensation increase – U.S Plans	2.75 - 3.32%	3.11%	2.0-3.5%	N/A	N/A
Expected long-term rate of return on plan assets – U.S. Plans	8.00%	7.86%	8.65%	N/A	N/A
Discount rate – Canadian Plans	3.51 - 4.90%	5.13%	N/A	4.90%	5.13%
Rate of compensation increase – Canadian Plans	3.00 - 3.25%	3.75%	N/A	3.00%	3.75%
Expected long-term rate of return on plan assets – Canadian Plans	3.51 - 6.00%	6.00%	N/A	N/A	N/A
Discount rate – SERP and Other Executive Plans	0.87 - 4.61%	0.24 - 5.09%	4.21%	N/A	N/A
Rate of compensation increase SERP and Other Executive Plans	6.00%	6.00%	N/A	N/A	N/A
The estimated losses that will be amortized from accumulated other comprehensive loss into net periodic benefit cost in fiscal 2013 are as follows (in millions):

	Pension Plans	Postretirement Plans
Actuarial loss	$40.6	$—
Prior service cost (credit)	0.9	(0.2)
	$41.5	$(0.2)

Our projection of estimated benefit payments (unaudited), which reflect expected future service, as appropriate, are as follows (in millions):

	Pension Plans	Postretirement Plans
Fiscal 2013	$282.4	$12.0
Fiscal 2014	304.5	12.1
Fiscal 2015	283.3	12.0
Fiscal 2016	289.9	11.9
Fiscal 2017	294.0	11.9
Fiscal Years 2018 – 2022	1,526.7	58.0

The following tables summarize our pension plan assets measured at fair value on a recurring basis (at least annually) as of September 30, 2012 and September 30, 2011 (in millions):

	September 30, 2012	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Equity securities:
U.S. equities(a)	$275.5	$107.1	$168.4	$—
Non-U.S. equities(a)	808.3	99.8	708.5	—
Hedged equities(a)	277.4	—	277.4	—
Fixed income securities:
U.S. government securities(b)	152.6	—	152.6	—
Non-U.S. government securities(c)	83.6	—	83.6	—
US corporate bonds(c)	667.7	98.3	569.4	—
Non-US corporate bonds(c)	489.8	188.8	301.0	—
Mortgage-backed securities(c)	46.5	—	46.5	—
Other fixed income(d)	233.0	—	233.0	—
Short-term investments(e)	114.4	114.4	—	—
Other investments:
Alternative investments(f)	331.4	—	268.1	63.3
	$3,480.2	$608.4	$2,808.5	$63.3

	September 30, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Equity securities:
U.S. equities(a)	$266.6	$154.6	$112.0	$—
Non-U.S. equities(a)	611.3	215.8	395.5	—
Fixed income securities:
U.S. government securities(b)	115.3	61.3	54.0	—
Non-U.S. government securities(c)	295.7	8.0	287.7	—
US corporate bonds(c)	628.1	75.2	552.9	—
Non-US corporate bonds(c)	389.6	128.2	260.0	1.4
Mortgage-backed securities(c)	36.6	—	36.6	—
Other fixed income(d)	73.0	4.4	68.6	—
Short-term investments(e)	289.9	289.9	—	—
Other investments:
Alternative investments(f)	213.3	—	31.4	181.9
	$2,919.4	$937.4	$1,798.7	$183.3
_______________

(a)
Equity securities are comprised of the following investment types: (i) common stock; (ii) preferred stock; (iii) equity exchange traded funds; (iv) hedged equity investments and (v) commingled equity funds. Investments in common and preferred stocks are valued using quoted market prices multiplied by the number of shares owned. The investment in exchange traded funds are valued at the net asset value per share multiplied by the number of shares held as of the measurement date. The hedged equity investment is a commingled fund that consists primarily of equity indexed investments which are hedged by options and also holds collateral in the form of short term treasury securities. The commingled funds investments are valued at the net asset value per share multiplied by the number of shares held. The determination of net asset value for the commingled funds includes market pricing of the underlying assets as well as broker quotes and other valuation techniques.

(b)	U.S. government securities include treasury and agency debt. These investments are valued using a broker quote in an active market.

(c)
These investments are valued utilizing a market approach that includes various valuation techniques and sources such as value generation models, broker quotes in active and non-active markets, benchmark yields and securities, reported trades, issuer spreads, and/or other applicable reference data. The U.S. corporate bonds category is primarily comprised of U.S. dollar denominated investment grade securities. Commingled debt funds are valued at their net asset value per share multiplied by the number of shares held. The determination of net asset value for the commingled funds includes market pricing of the underlying assets as well as broker quotes and other valuation techniques.

(d)
Other fixed income is comprised of municipal and asset-backed securities. Investments are valued utilizing a market approach that includes various valuation techniques and sources such as, broker quotes in active and non-active markets, benchmark yields and securities, reported trades, issuer spreads, and/or other applicable reference data.

(e)	Short-term investments are valued at $1.00/unit, which approximates fair value. Amounts are generally invested in interest-bearing accounts.

(f)
The alternative investments are diversified across multiple asset managers and several types of asset classes including hedge funds, private equity partnerships and real estate funds. The hedge funds are valued at net asset value. Fair value of the private equity partnerships is determined based on discounted cash flow analysis that utilizes unobservable inputs such as weighted average cost of capital ranging from 7.3% to 20.0%, residual growth rate assumptions ranging from 1.5% to 4.0%, revenue growth rates ranging from 1.6% to 9.1% and EBITDA of market comparable companies with multiples ranging from 4.8 to 14.5. The fair value of our real estate funds is based on the utilization of various unobservable inputs including but not limited to rental rate factors ranging from 0% to 25%, capitalization rates ranging from 5% to 8%, discount rates ranging from 7% to 9% and inflation rates ranging from 0% to 5%.

The following table summarizes the changes in our Level 3 pension plan assets for the years ended September 30, 2012 and 2011 (in millions):

	Non-US Corporate Bonds	Alternative Investments	Total
Balance as of September 2010	$1.4	$23.0	$24.4
Purchases, sales, issuances, and settlements, net	—	179.2	179.2
Actual return on plan assets, relating to instruments still held at end of year	—	—	—
Transfers in / (out) of level 3	—	(20.3)	(20.3)
Balance as of September 30, 2011	$1.4	$181.9	$183.3
Purchases, sales, issuances, and settlements, net	(1.3)	(1.6)	(2.9)
Actual return on plan assets:
Relating to instruments still held at end of year	—	9.7	9.7
Relating to instruments sold during the year	(0.1)	2.8	2.7
Transfers in / (out) of level 3	—	(129.5)	(129.5)
Balance as of September 30, 2012	$—	$63.3	$63.3

The pension assets acquired in connection with the fiscal 2011 Smurfit-Stone Acquisition are included in the Purchases, sales, issuances, and settlements, net line in the table above. They are the primary reason for the increase in the Level 3 assets in fiscal 2011. Various alternative investments are subject to initial one-year lock-up restrictions with monthly or quarterly redemption requirements that include a specified notice period in order to liquidate. As such, these alternative investments are categorized as Level 3 assets in fiscal 2011. In fiscal 2012 these lock-up restrictions expired and the alternative investments were transferred to Level 2.

Multiemployer Plans

We participate in several multiemployer pension plans (“MEPPs”) administered by labor unions that provide retirement benefits to certain union employees in accordance with various collective bargaining agreements (“CBAs”). Approximately 48% of our employees are covered by CBAs, of which approximately 13% of our employees who are covered by CBAs that have expired and another 27% are covered by CBAs that expire within one year. As one of many participating employers in these MEPPs, we are generally responsible with the other participating employers for any plan underfunding. Our contributions to a particular MEPP are established by the applicable CBAs; however, our required contributions may increase based on the funded status of an MEPP and legal requirements such as those of the Pension Protection Act of 2006 (the “PPA”), which requires substantially underfunded MEPPs to implement a funding improvement plan (“FIP”) or a rehabilitation plan (“RP”) to improve their funded status. Factors that could impact funded status of an MEPP include, without limitation, investment performance, changes in the participant demographics, decline in the number of contributing employers, changes in actuarial assumptions and the utilization of extended amortization provisions.
A FIP or RP requires a particular MEPP to adopt measures to correct its underfunded status. These measures may include, but are not limited to: (a) an increase in our contribution rate to the applicable CBA, (b) a reallocation of the contributions already being made by participating employers for various benefits to individuals participating in the MEPP and/or (c) a reduction in the benefits to be paid to future and/or current retirees. In addition, the PPA requires that a 5% surcharge be levied on employer contributions for the first year commencing shortly after the date the employer receives notice that the MEPP is in critical status and a 10% surcharge on each succeeding year until a CBA is in place with terms and conditions consistent with the RP.
We could also be obligated to make future payments to MEPPs if we either cease to have an obligation to contribute to the MEPP or significantly reduce our contributions to the MEPP because we reduce our number of employees who are covered by the relevant MEPP for various reasons, including, but not limited to, layoffs or closures, assuming the MEPP has unfunded vested benefits. The amount of such payments (known as a complete or partial withdrawal liability) generally would equal our proportionate share of the MEPPs' unfunded vested benefits. We believe that certain of the MEPP's in which we participate have material unfunded vested benefits. Primarily as a result of the Smurfit-Stone Acquisition, our share of the contributions to some of these plans did exceed 5% of total plan contributions for certain plan years. Due to uncertainty regarding future factors that could trigger withdrawal liability, as well as the absence of specific information regarding matters such as the MEPP's current financial situation due in part to delays in reporting, the potential withdrawal or bankruptcy of other contributing employers, the impact of future plan performance or the success of current and future funding improvement or rehabilitation plans to restore solvency to the plans, we are unable to determine the amount and timing of any future withdrawal liability, changes in future funding obligations, or the impact of increased contributions, including those that could be triggered by a mass withdrawal of other employers from a MEPP. There can be no assurance that the impact of increased contributions, future funding obligations or future withdrawal liabilities will not be material to our results of operations, financial condition or cash flows. At September 30, 2012 and 2011 we had a withdrawal liability recorded of $3.9 million and $3.9 million, respectively, in connection with the Smurfit-Stone Acquisition.

The following table lists our participation in our multiemployer and other plans for the years ended September 30 that are individually significant (in millions):

Pension Fund	EIN / Pension Plan Number	Pension Protection Act Zone Status		FIP / RP Status Pending / Implemented	Contributions (a)			Surcharge imposed?	Expiration CBA
		2012	2011		2012	2011	2010
U.S. Multiemployer plans:
Pace Industry Union-Management Pension Fund	11-6166763 / 001	Red	Red	Yes-Implemented	$3.6	$1.8	$0.6	Yes	9/30/11 to 6/2/2015
Other Funds					6.2	2.8	1.2
Total Contributions:					$9.8	$4.6	$1.8

(a)
Contributions represent the amounts contributed to the plan during the fiscal year. Contributions to the Pace Industry Union-Management Pension Fund for fiscal 2010 did not exceed 5% of total plan contributions; however, our contributions for fiscal 2011 exceeded 5% of total plan contributions. The increase was primarily due to contributions related to locations acquired as part of the Smurfit-Stone Acquisition. Although the plan data for fiscal 2012 is not yet available, we would expect to continue to exceed 5% of total plan contributions.

Defined Contribution Plans

We have 401(k) and other defined contribution plans that cover all of our salaried and nonunion hourly employees as well as certain employees covered by union collective bargaining agreements, subject to an initial waiting period. The 401(k) plans permit participants to make contributions by salary reduction pursuant to Section 401(k) of the Code. Due primarily to acquisitions, we have had plans with varied terms, at September 30, 2012 the company contributions are generally up to 3% to 4%. During fiscal 2012, 2011, and 2010, we recorded expense of $31.8 million, $20.3 million, and $12.3 million, respectively, related to the 401(k) plans and defined contribution plans.

Supplemental Retirement Plans

We have supplemental retirement savings plans (the “Supplemental Plans”) that are nonqualified deferred compensation plans. We intend to provide participants with an opportunity to supplement their retirement income through deferral of current compensation. These plans are divided into a broad based section and the senior executive section. The broad based section was put into effect on January 1, 2006 for certain highly compensated employees whose 401(k) contributions were capped at a maximum deferral rate in certain 401(k) plans in an effort to pass the nondiscrimination tests in those plans. Participants in the broad based section of the plan can contribute base pay up to a certain maximum dollar amount determined annually. In addition, amounts are contributed for certain executives whose participation in our pension plans is limited or excluded. Contributions in the broad based section of the plan are not matched. Amounts deferred and payable under the Supplemental Plans are our unsecured obligations (the “Obligations”), and rank equally with our other unsecured and unsubordinated indebtedness outstanding. Each participant in the senior executive portion of the plan elects the amount of eligible base salary and/or eligible bonus to be deferred to a maximum deferral of 6% of base salary and eligible bonus. We match $0.50 on the dollar of the amount contributed by participants in the senior executive section. Each Obligation will be payable on a date selected by us pursuant to the terms of the Supplemental Plans. Generally, we are obligated to pay the Obligations after termination of the participant’s employment or in certain emergency situations. We will adjust each participant’s account for investment gains and losses under the Supplemental Plans in accordance with the participant’s investment election or elections (or default election or elections) as in effect from time to time. We will make all such adjustments at the same time and in accordance with the same procedures followed under our 401(k) plans for crediting investment gains and losses to a participant’s account under our 401(k) plans. The Obligations are denominated and payable in United States dollars. The amount recorded for both the asset and liability was approximately $6.9 million and $8.7 million respectively, at September 30, 2012. The investment alternatives available under the Supplemental Plans are generally similar to investment alternatives you would find available under 401(k) plans. The recorded expense for the current fiscal year and the preceding two fiscal years was not significant.

Shareholders' Equity	12 Months Ended
Sep. 30, 2012
Shareholders��� Equity [Abstract]
Shareholders' Equity
Shareholders’ Equity

Capitalization

Our capital stock consists solely of our Class A common stock, par value $0.01 per share. Holders of our Common Stock are entitled to one vote per share. Our articles of incorporation also authorize preferred stock, of which no shares have been issued. The terms and provisions of such shares will be determined by our board of directors upon any issuance of such shares in accordance with our articles of incorporation.

Stock Repurchase Plan

Our board of directors has approved a stock repurchase plan that allows for the repurchase of shares of Common Stock over an indefinite period of time. Our stock repurchase plan, as amended, allows for the repurchase of a total of 6.0 million shares of Common Stock. Pursuant to our repurchase plan, in fiscal 2012 and 2011, we did not repurchase any shares of Common Stock. In fiscal 2010 we repurchased approximately 0.1 million shares for an aggregate cost of $3.6 million. As of September 30, 2012, we had approximately 1.8 million shares of Common Stock available for repurchase under the amended repurchase plan.

Share-Based Compensation	12 Months Ended
Sep. 30, 2012
Stock Based Compensation [Abstract]
Stock Based Compensation
Share-Based Compensation

Stock-based Compensation Plan

We issue nonqualified stock options and restricted stock to certain key employees and our directors pursuant to our Amended and Restated 2004 Incentive Stock Plan (“2004 Incentive Stock Plan”). We also have options and restricted stock outstanding under our preexisting 2000 Incentive Stock Plan. We also maintain an employee stock purchase plan that provides for the purchase of shares by all of our eligible employees at a 15% discount.

Our 2004 Incentive Stock Plan allows for the granting of options and restricted stock, stock appreciation rights and restricted stock units to certain key employees and directors for the issuance of approximately 7.9 million shares of Common Stock, including 3.3 million shares our board of directors authorized and our shareholders approved in fiscal 2012. As of September 30, 2012, approximately 3.3 million shares were available for the future grant of awards. If all adjustable share restricted stock awards achieve the maximum adjustment of target, approximately 0.7 million additional shares would be issued and reduce the number of shares available for future grant by the same amount.

In connection with the Smurfit-Stone Acquisition, we assumed the Smurfit-Stone equity incentive plan, which was renamed the Rock-Tenn Company (SSCC) Equity Incentive Plan. The shares available for issuance, and stock options and unvested restricted stock units outstanding at the time of the Smurfit-Stone Acquisition, under the Smurfit-Stone plan were converted into shares of our Common Stock and options and restricted stock units, as applicable, with respect to shares of our Common Stock using the conversion factor as described in the merger agreement. Future grants under this plan will be exclusive to legacy Smurfit-Stone employees who continue employment with RockTenn. The number of shares available under this plan upon conversion was approximately 4.0 million shares. As of September 30, 2012, approximately 2.6 million shares were available for future grants; however, we have determined that we will not make any more grants of awards pursuant to the Rock-Tenn Company (SSCC) Equity Incentive Plan. If all adjustable share restricted stock awards achieve the maximum adjustment of target, less than approximately 0.1 million additional shares would be issued and reduce the number of shares available for future grant by the same amount.

Our results of operations for the fiscal years ended September 30, 2012, 2011, and 2010 include share-based compensation expense of $29.2 million, $21.4 million and $16.0 million, respectively. The total income tax benefit in the results of operations in connection with share-based compensation was $11.1 million, $8.2 million and $6.0 million, for the fiscal years ended September 30, 2012, 2011, and 2010, respectively.

ASC 718 requires that the benefits of tax deductions in excess of recognized compensation cost are reported as a financing cash flow. Excess tax benefits of approximately $10.0 million and $4.3 million were included in cash used for financing activities in fiscal 2012 and 2010, respectively. There were no excess tax benefits recognized in fiscal 2011 as we were in a net operating loss carryforward position. Cash received from share-based payment arrangements for the fiscal years ended September 30, 2012, 2011, and 2010 was $17.3 million, $34.9 million and $5.7 million, respectively.

Stock Options

Options granted under our plans have an exercise price equal to the closing market price on the date of the grant, vest in increments over a period of up to five years and have 10-year contractual terms. Our option grants provide for accelerated vesting if there is a change in control (as defined in the applicable plan). However, the Compensation Committee of the board of directors has determined that future grants, other than circumstances such as death and disability, will include a provision requiring a change of control and termination of employment to accelerate vesting.

We estimate, at the date of grant, the fair values for the options we granted using a Black-Scholes option pricing model. We use historical data to estimate option exercises and employee terminations in determining the expected term in years for stock options. Expected volatility is calculated based on the historical volatility of our stock. The risk-free interest rate is based on U.S. Treasury securities in effect at the date of the grant of the stock options. The dividend yield is estimated based on our historic annual dividend payments and current expectations for the future.

We applied the following weighted average assumptions to estimate the fair value of stock option grants made in the following periods:

	2012	2011	2010
Expected term in years	5.3	5.2	5.0
Expected volatility	47.3%	46.5%	48.2%
Risk-free interest rate	0.8%	2.1%	2.3%
Dividend yield	1.4%	1.4%	1.4%

As part of the Smurfit-Stone Acquisition, outstanding options to purchase Smurfit-Stone common stock under the Smurfit-Stone equity incentive plan were assumed by RockTenn and converted into a vested option to purchase RockTenn Common Stock in fiscal 2011 based on an equity award exchange ratio. We issued 1,314,251 vested options that were valued at $42.89 per share using the Black-Scholes option pricing model which resulted in the inclusion of $56.4 million in the Smurfit-Stone Acquisition purchase price. The significant assumptions used were: an expected term of 3.5 years; an expected volatility of 48.8%; expected dividends of 1.4%; and a risk free rate of 1.1%.

The table below summarizes the changes in all stock options during the year ended September 30, 2012:

	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (in years)	Aggregate Intrinsic Value (in millions)
Outstanding at September 30, 2011	1,532,103	$36.35
Granted	255,250	63.38
Exercised	(402,684)	33.95
Expired	(9,800)	18.86
Forfeited	(32,900)	61.24
Outstanding at September 30, 2012	1,341,969	$41.73	6.4	$40.9
Exercisable at September 30, 2012	812,377	$30.99	5.1	$33.5
Vested and expected to vest at September 30, 2012	1,306,107	$42.17	6.4	$39.2

The weighted average grant date fair value for options granted during the fiscal years ended September 30, 2012, 2011, and 2010 was $23.81, $41.09, and $16.81 per share, respectively. The increase in the grant date fair value in fiscal 2011 was due to the replacement shares issued in connection with the Smurfit-Stone Acquisition discussed above. The aggregate intrinsic value of options exercised during the years ended September 30, 2012, 2011, and 2010 was $13.5 million, $31.7 million, and $5.6 million, respectively.

As of September 30, 2012, there was $4.7 million of total unrecognized compensation cost related to nonvested stock options; that cost is expected to be recognized over a weighted average remaining vesting period of 1.9 years. We amortize these costs using the accelerated attribution method.

Restricted Stock and Restricted Stock Units

Restricted stock is typically granted annually to certain of our employees and non-employee directors. Our non-employee directors awards have a service condition. The vesting provisions for our employees may vary from grant to grant, however, vesting generally is contingent upon meeting various service and/or performance or market goals including, but not limited to, certain increases in earnings per share, achievement of certain stock price targets, achievement of various financial targets, or percentage return on common stock or annual average return over capital costs compared to our Peer Group (as defined in the award documents). Subject to the level of performance attained, the target award of some of the grants may be increased up to 200% of target or decreased to zero depending upon the terms of the individual grant. The grants generally vest over a period of three years depending on the nature of the vesting provisions, except for non-employee director grants, which vest over one year. Our grants provide for accelerated vesting if there is a change in control (as defined in the applicable plan). However, the Compensation Committee of the board of directors has determined that future grants, other than circumstances such as death and disability, will include a provision requiring a change of control and termination of employment to accelerate vesting.

Our grants to our non-employee directors are treated as issued and carry dividend and voting rights, certain of our other restricted stock awards issued prior to fiscal 2010 that had met all criteria other than service conditions were treated as issued and carried dividend and voting rights. At September 30, 2012 and September 30, 2011, shares of restricted stock of less than 0.1 million and 0.4 million, respectively, are reflected in our accompanying balance sheets as issued that have not yet met the service condition to vest.

The table below summarizes the changes in unvested restricted stock awards during the year ended September 30, 2012:

	Shares	Weighted Average Grant Date Fair Value
Unvested at September 30, 2011	1,005,343	$41.95
Granted	410,250	63.28
Vested	(495,368)	28.72
Forfeited	(57,550)	59.04
Unvested at September 30, 2012	862,675	$58.66

There was approximately $36.3 million of unrecognized compensation cost related to all unvested restricted shares as of September 30, 2012 that will be recognized over a weighted average remaining vesting period of 1.4 years.

The following table represents a summary of restricted stock vested in fiscal 2012, 2011, and 2010 (in millions, except shares):

	2012	2011	2010
Shares of restricted stock vested	495,368	420,596	361,552
Aggregate fair value of restricted stock vested	$33.6	$28.0	$16.9

The following table represents a summary of restricted stock shares granted in fiscal 2012, 2011, and 2010 with terms defined in the applicable grant letters. The shares are not deemed to be issued and carry dividend and voting rights until the relevant conditions defined in the award documents have been met, unless otherwise noted.

	2012	2011	2010
Shares of restricted stock granted to non-employee directors(1)	20,700	20,155	22,000
Shares of restricted stock granted to employees:
Shares granted for attainment of a performance condition at an amount in excess of target(2)	—	173,028	50,400
Shares granted with a service condition and a Cash Flow to Equity Ratio performance condition at target(3)	389,550	262,775	254,450
Total restricted stock granted	410,250	455,958	326,850
_______________

(1)
Non-employee director grants vest over one year and are deemed issued on the grant date and have voting and dividend rights. Also includes converted restricted stock units held by the Smurfit-Stone directors who served on the RockTenn board of directors in fiscal 2011.

(2)
Shares issued in fiscal 2011 for the fiscal 2009 Cash Flow to Equity Ratio, the fiscal 2008 Annual Average Return over Capital Costs and the fiscal 2008 Total Shareholder Return were each at 150% of target. Shares issued in fiscal 2010 for the fiscal 2007 Annual Average Return over Capital Costs and the fiscal 2007 Total Shareholder Return grants each attained performance at 150% of the respective target.

(3)
These employee grants vest over approximately three years and have varied adjustable ranges by grant from 0-200% of target subject to the level of performance attained in the respective award agreement.

Expense is recognized on grants with a performance condition and service condition on a straight-line basis over the explicit service period when we estimate that it is probable the performance conditions will be satisfied. Expense recognized on grants with a performance condition that affects how many shares are ultimately awarded is based on the number of shares expected to be awarded. Expense is recognized on grants with a market condition and service condition on a straight-line basis over the requisite service period, which is based on the explicit service period.

Employee Stock Purchase Plan

Under the 1993 Employee Stock Purchase Plan, as amended and restated (the “Plan”), shares of Common Stock are reserved for purchase by substantially all of our qualifying employees. The Plan allows for the purchase of a total of approximately 4.3 million shares of Common Stock. During fiscal 2012, 2011, and 2010, employees purchased approximately 0.1 million, 0.1 million and 0.1 million shares, respectively, under the Plan. We recognized $0.6 million, $0.5 million, and $0.4 million of expense for fiscal 2012, 2011, and 2010, respectively, related to the 15% discount on the purchase price allowed to employees. As of September 30, 2012, approximately 0.8 million shares of Common Stock remained available for purchase under the Plan.

Related Party Transactions	12 Months Ended
Sep. 30, 2012
Related Party Transactions [Abstract]
Related Party Transactions
Related Party Transactions

We sell products to affiliated companies. Net sales to the affiliated companies for the fiscal years ended September 30, 2012, 2011, and 2010 were approximately $353.3 million, $156.6 million, and $107.5 million, respectively. Accounts receivable due from the affiliated companies at September 30, 2012 and 2011 was $38.5 million and $29.8 million, respectively, and was included in accounts receivable on our consolidated balance sheets.

Commitments and Contingencies	12 Months Ended
Sep. 30, 2012
Commitments and Contingencies [Abstract]
Commitments and Contingencies
Commitments and Contingencies

Capital Additions

Estimated costs for future purchases of fixed assets that we are obligated to purchase as of September 30, 2012, total approximately $22.5 million.

Environmental and Other Matters

Environmental compliance requirements are a significant factor affecting our business. We employ processes in the manufacture of pulp, paperboard and other products which result in various discharges, emissions and wastes. These processes are subject to numerous federal, state, local and foreign environmental laws and regulations. We operate and expect to continue to operate, under environmental permits and similar authorizations from various governmental authorities that regulate such discharges, emissions and wastes. Environmental programs in the U.S. are primarily established, administered and enforced at the federal level by the United States Environmental Protection Agency (“EPA” or “Agency”). In addition, many of the jurisdictions in which we operate have adopted equivalent or more stringent environmental laws and regulations or have enacted their own parallel environmental programs.

In 2004, the EPA promulgated a Maximum Achievable Control Technology (“MACT”) regulation that established air emissions standards and other requirements for industrial, commercial and institutional boilers.  The rule was challenged by third parties in litigation, and in 2007, the United States Court of Appeals for the D. C. Circuit issued a decision vacating and remanding the rule to the EPA. Under court order, the EPA published a set of four interrelated rules in March 2011, commonly referred to as the “Boiler MACT”. The EPA also published notice in March 2011 that it would reconsider certain aspects of the Boiler MACT in order to address “difficult technical issues” raised during the public comment period. The Agency stayed a portion of the final Boiler MACT during its reconsideration process; however, this stay was vacated by a federal district court on January 9, 2012. On December 23, 2011, the EPA published a proposed rule containing multiple changes to the Boiler MACT rules issued in March 2011. While certain changes made in the December 23, 2011 proposed rule would provide additional flexibility, others would impose more stringent requirements on some types of boilers, such as those that burn pulverized coal and wet biomass. RockTenn's preliminary estimate of the cost of compliance with the Boiler MACT rules is approximately $200 million; however, the EPA has indicated its intention to make further changes to these rules that could materially impact the ultimate costs to us, as well as other operators in our industry. As a result, neither the amount that RockTenn will be required to spend for compliance with the final Boiler MACT nor the timing of those expenditures can be quantified with certainty until the EPA issues its revised, final rules.

Certain jurisdictions in which the Company has manufacturing facilities or other investments have taken actions to address climate change. In the U.S., the EPA has issued the Clean Air Act permitting regulations applicable to facilities that emit greenhouse gases (“GHGs”).  These regulations became effective for certain GHG sources on January 2, 2011, with implementation for other sources to be phased in over the next several years.  The EPA also has promulgated a rule requiring facilities that emit 25,000 metric tons or more of carbon dioxide (CO2) equivalent per year to file an annual report of their emissions. Some U.S. states and Canadian provinces in which RockTenn has manufacturing operations are also taking measures to reduce GHG emissions. For example, on November 18, 2009, Quebec, which is participating in the Western Climate Initiative, adopted a target of reducing GHG emissions by 20% below 1990 levels by 2020. In December 2011, Quebec issued a final regulation establishing a cap-and-trade program that will require reductions in GHG emissions from covered emitters beginning on January 1, 2013. Enactment of the Quebec cap-and-trade program may require capital expenditures to modify our containerboard mill assets in Quebec to meet required GHG emission reduction requirements in future years. Such requirements also may increase energy costs above the level of general inflation and result in direct compliance and other costs. However, we do not believe that compliance with the requirements of the new cap-and-trade program will have a material adverse effect on our operations or financial condition. We have systems in place for tracking the GHG emissions from our energy-intensive facilities, and we carefully monitor developments in climate change laws, regulations and policies to assess the potential impact of such developments on our operations and financial condition.

In addition to Boiler MACT and greenhouse gas standards, the EPA has recently finalized a number of other environmental rules, which may impact the pulp and paper industry. The EPA also is revising existing environmental standards and developing several new rules that may apply to the industry in the future. We cannot currently predict with certainty how any future changes in environmental laws, regulations and/or enforcement practices will affect our business; however, it is possible that our compliance, capital expenditure requirements and operating costs could increase materially.

On October 1, 2010, our Hopewell, Virginia containerboard mill received a Finding of Violation and Notice of Violation (“NOV”) from EPA Region III alleging certain violations of regulations that require treatment of kraft pulping condensates. We strongly disagree with the assertion of the violations in the NOV and are vigorously defending ourselves in this matter. We also are involved in various other administrative proceedings relating to environmental matters that arise in the normal course of business. Although the ultimate outcome of such matters cannot be predicted with certainty and we cannot at this time estimate any reasonably possible losses, management does not believe that the currently expected outcome of any environmental proceeding, lawsuit or claim that is pending or threatened against us will have a material adverse effect on our results of operations, financial condition or cash flows.

In March 2012, we became aware that one of our facilities in Pennsylvania had been improperly collecting and reporting wastewater discharge data.  We promptly reported this matter to the Pennsylvania Department of Environmental Protection (“PaDEP”).  During March 2012, we also received data indicating that the facility's wastewater discharge was not in conformance with certain permitted discharge limitations.  We immediately discontinued operations at the facility and reported the data to PaDEP.  We have since restarted operations at the facility in a manner that complies with the facility's discharge permits.  The PaDEP has advised us that we met the PaDEP's voluntary audit policy; therefore, we believe that any potential fine relating to those matters will not have a significant adverse effect on our results of operations, financial condition or cash flows.

We also face potential liability under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (“CERCLA”) and analogous state laws as a result of releases, or threatened releases, of hazardous substances into the environment from various sites owned and operated by third parties at which Company-generated wastes have allegedly been deposited. Generators of hazardous substances sent to off-site disposal locations at which environmental problems exist, as well as the owners of those sites and certain other classes of persons, all of whom are referred to as potentially responsible parties (“PRPs” or “PRP”) are, in most instances, subject to joint and several liability for response costs for the investigation and remediation of such sites under CERCLA and analogous state laws, regardless of fault or the lawfulness of the original disposal. Liability is typically shared with other PRPs and costs are commonly allocated according to relative amounts of waste deposited and other factors.

On January 26, 2009, Smurfit-Stone and certain of its subsidiaries filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code. Smurfit-Stone's Canadian subsidiaries also filed to reorganize in Canada. We believe that matters relating to previously identified third party PRP sites and certain formerly owned facilities of Smurfit-Stone have been or will be satisfied claims in the Smurfit-Stone bankruptcy proceedings. However, we may face additional liability for cleanup activity at sites that existed prior to bankruptcy discharge, but are not currently identified. Some of these liabilities may be satisfied from existing bankruptcy reserves. We may also face liability under CERCLA and analogous state and other laws at other ongoing and future remediation sites where we may be a PRP. In addition to the above mentioned sites, certain of our current or former locations are being studied or remediated under various environmental laws and regulations, but we do not believe that the costs of these projects will have a material adverse effect on our results of operations, financial condition or cash flows.

We believe that we can assert claims for indemnification pursuant to existing rights we have under settlement and purchase agreements in connection with certain of our existing remediation sites. However, there can be no assurance that we will be successful with respect to any claim regarding these indemnification rights or that, if we are successful, any amounts paid pursuant to the indemnification rights will be sufficient to cover all our costs and expenses. We also cannot predict with certainty whether we will be required to perform remediation projects at other locations, and it is possible that our remediation requirements and costs could increase materially in the future. In addition, we cannot currently assess with certainty the impact that future federal, state or other environmental laws, regulations or enforcement practices will have on our results of operations, financial condition or cash flows.

Our operations are subject to federal, state, local and foreign laws and regulations relating to workplace safety and worker health including the Occupational Safety and Health Act (“OSHA”) and related regulations. OSHA, among other things, establishes asbestos and noise standards and regulates the use of hazardous chemicals in the workplace. Although we do not use asbestos in manufacturing our products, some of our facilities contain asbestos. For those facilities where asbestos is present, we believe we have properly contained the asbestos and/or we have conducted training of our employees in an effort to ensure that no federal, state or local rules or regulations are violated in the maintenance of our facilities. We do not believe that future compliance with health and safety laws and regulations will have a material adverse effect on our results of operations, financial condition or cash flows.

As of September 30, 2012, we had approximately $4.5 million reserved for environmental liabilities on an undiscounted basis, of which $2.6 million is included in other long-term liabilities and $1.9 million in other current liabilities. We believe the liability for these matters was adequately reserved at September 30, 2012.

Litigation Relating to the Smurfit-Stone Acquisition

Three complaints on behalf of the same putative class of Smurfit-Stone stockholders were filed in the Delaware Court of Chancery challenging our acquisition of Smurfit-Stone: Marks v. Smurfit-Stone Container Corp., et al., Case No. 6164 (filed February 2, 2011); Spencer v. Moore, et al., Case No. 6299 (filed March 21, 2011); and Gould v. Smurfit-Stone Container Corp., et al., Case No. 6291 (filed March 17, 2011). On March 24, 2011, these cases were consolidated. On May 2, 2011, the court granted class certification, appointing the lead plaintiffs and their counsel to represent a class of all record and beneficial holders of Smurfit-Stone common stock as of January 23, 2011 or their successors in interest, but excluding the named defendants and any person, firm, trust, corporation or other entity related to or affiliated with any of the defendants.

On October 5, 2011, we reached an agreement to settle the class action with the plaintiffs. Under the terms of the proposed settlement, the class released all claims against us and the former directors of Smurfit-Stone that arise out of the class members’ ownership of Smurfit-Stone shares between the dates on which the merger was agreed and consummated and that are based on the merger agreement or the acquisition, disclosures or statements concerning the merger agreement or the acquisition, or any of the matters alleged in the lawsuit.  In exchange for these releases, we granted the former Smurfit-Stone shareholders (other than those who have already asserted their appraisal rights) the right to bring and participate in a future “quasi-appraisal” proceeding in which the court would assess the value of a share of Smurfit-Stone common stock on a stand-alone basis as of the closing of the transaction.  The proposed settlement was subject to a number of conditions, including final court approval. A settlement approval hearing was held on December 9, 2011, and the court entered a final order and judgment approving the settlement on February 2, 2012. No appeal was filed, and the settlement is therefore final.

The deadline for class members to participate in any quasi-appraisal proceeding was April 9, 2012. The deadline for class members to file quasi-appraisal petitions was May 9, 2012. No such petition was filed as of the deadline. Accordingly, there will not be any quasi-appraisal proceeding, and we have returned the money we received from claimants.

On February 17, 2011, a putative class action complaint asserting similar claims against RockTenn regarding the Smurfit-Stone acquisition was filed in the United States District Court for the Northern District of Illinois under the caption of Dabrowski v. Smurfit-Stone Container Corp., et al., C.A. No. 1:11-cv-01136. On August 4, 2011, the plaintiff voluntarily dismissed this matter without prejudice. Four complaints on behalf of the same putative class of Smurfit-Stone stockholders were filed in the Circuit Court for Cook County, Illinois challenging RockTenn’s acquisition of Smurfit-Stone: Gold v. Smurfit-Stone Container Corp., et al., No. 11-CH-3371 (filed January 26, 2011); Roseman v. Smurfit-Stone Container Corp., et al., No. 11-CH-3519 (filed January 27, 2011); Findley v. Smurfit-Stone Container Corp., et al., No. 11-CH-3726 (filed January 28, 2011); and Czech v. Smurfit-Stone Container Corp., et al., No. 11-CH-4282 (filed February 4, 2011). On February 10, 2011, these cases were consolidated together. On July 20, 2011, this consolidated matter was dismissed without prejudice by agreement with plaintiffs.

All class litigation regarding the acquisition of Smurfit-Stone is now concluded.

Other Litigation

In late 2010, Smurfit-Stone was one of nine U.S. and Canadian containerboard producers named as defendants in a lawsuit alleging that these producers violated the Sherman Act by conspiring to limit the supply and fix the prices of containerboard from mid-2005 through November 8, 2010. RockTenn CP, LLC, as the successor to Smurfit-Stone, is a defendant with respect to the period after Smurfit-Stone's discharge from bankruptcy in June 30, 2010 through November 8, 2010. The complaint seeks treble damages and costs, including attorney's fees. The defendants' motions to dismiss the complaint were denied by the court in April 2011. We believe the allegations are without merit and will defend this lawsuit vigorously. However, as the lawsuit is in the early stages of discovery, we are unable to predict the ultimate outcome or estimate a range of reasonably possible losses.

We are a defendant in a number of other lawsuits and claims arising out of the conduct of our business.  While the ultimate results of such suits or other proceedings against us cannot be predicted with certainty, management believes the resolution of these other matters will not have a material adverse effect on our consolidated financial condition, results of operations or cash flows.

Guarantees

We have made the following guarantees as of September 30, 2012:

•	we have a 49% ownership interest in Seven Hills Paperboard, LLC (“Seven Hills”). The joint venture partners guarantee funding of net losses in proportion to their share of ownership;

•
in connection with the Smurfit-Stone Acquisition, we have certain wood chip processing contracts extending from 2012 through 2018 with minimum purchase commitments.  As part of the agreements, we guarantee the third party contractors' debt outstanding and have a security interest in the chipping equipment.  At September 30, 2012, the maximum potential amount of future payments related to these guarantees was approximately $8 million, which decreases ratably over the life of the contracts.  In the event the guarantees on these contracts were called, proceeds from the liquidation of the chipping equipment would be based on current market conditions and we may not recover in full the guarantee payments made;

•	as part of acquisitions we have acquired interests in unconsolidated entities for which we guarantee less than $4 million in debt, primarily for bank loans; and

•
we lease certain manufacturing and warehousing facilities and equipment under various operating leases. A substantial number of these leases require us to indemnify the lessor in the event that additional taxes are assessed due to a change in the tax law. We are unable to estimate our maximum exposure under these leases because it is dependent on changes in the tax law.

Seven Hills Option

Seven Hills commenced operations on March 29, 2001. Our partner in the Seven Hills joint venture has the option to require us to purchase its interest in Seven Hills, at a formula price, effective on the sixth or any subsequent anniversary of the commencement date by providing us notice two years prior to any such anniversary. The earliest date on which we could be required to purchase our partner’s interest is March 29, 2015. We have not recorded any liability for this unexercised option. We currently project this contingent obligation to purchase our partner’s interest (based on the formula) to be approximately $11 million at September 30, 2012, which would result in a purchase price of approximately 54% of our partner’s net equity reflected on Seven Hills’ September 30, 2012 balance sheet.

Segment Information	12 Months Ended
Sep. 30, 2012
Segment Information [Abstract]
Segment Information
Segment Information

Our business segments comprise the following: Corrugated Packaging, consisting of our containerboard mills and our corrugated converting operations; Consumer Packaging, consisting of our coated and uncoated paperboard mills, consumer packaging converting operations and merchandising display facilities; and Recycling, which consists of our recycled fiber brokerage and collection operations.

Some of our operations included in the segments are located in Canada, Mexico, Chile, Argentina, Puerto Rico and China. The table below reflects financial data of our foreign operations for each of the past three fiscal years (in millions, except percentages):

	Years Ended September 30,
	2012	2011	2010
Foreign net sales to unaffiliated customers	$1,238.6	$639.0	$267.9
Foreign segment income	$48.7	$62.1	$32.9
Foreign long-lived assets	$496.7	$513.1	$96.8
Foreign operations as a percent of consolidated operations:
Foreign net sales to unaffiliated customers	13.5%	11.8%	8.9%
Foreign segment income	6.8%	11.7%	7.9%
Foreign long-lived assets	8.9%	9.3%	7.7%

The foreign net sales to unaffiliated customers, segment income and long-lived assets are primarily associated with operations in Canada.

We evaluate performance and allocate resources based, in part, on profit from operations before income taxes, interest and other items. The accounting policies of the reportable segments are the same as those described above in “Note 1. Description of Business and Summary of Significant Accounting Policies”. We account for intersegment sales at prices that approximate market prices. For segment reporting purposes, we include our equity in income of unconsolidated entities in segment income, as well as our investments in unconsolidated entities in segment identifiable assets, neither of which is material.

We do not allocate some of our income and expenses to our segments and, thus, the information that management uses to make operating decisions and assess performance does not reflect such amounts. Items not allocated are reported as non-allocated expenses or in other line items in the table below after segment income.

The following table shows selected operating data for our segments (in millions):

	Years Ended September 30,
	2012	2011	2010
Net sales (aggregate):
Corrugated Packaging	$6,171.2	$2,768.7	$800.6
Consumer Packaging	2,557.5	2,359.8	2,132.9
Recycling	1,228.8	585.9	150.6
Total	$9,957.5	$5,714.4	$3,084.1
Less net sales (intersegment):
Corrugated Packaging	$121.6	$81.7	$37.3
Consumer Packaging	25.2	23.5	13.0
Recycling	603.1	209.6	32.4
Total	$749.9	$314.8	$82.7
Net sales (unaffiliated customers):
Corrugated Packaging	$6,049.6	$2,687.0	$763.3
Consumer Packaging	2,532.3	2,336.3	2,119.9
Recycling	625.7	376.3	118.2
Total	$9,207.6	$5,399.6	$3,001.4
Segment income:
Corrugated Packaging	$364.0	$241.7	$143.5
Consumer Packaging	347.2	275.2	290.5
Recycling	7.1	14.8	9.0
Segment income	718.3	531.7	443.0
Restructuring and other costs, net	(75.2)	(93.3)	(7.4)
Non-allocated expenses	(109.7)	(79.5)	(62.0)
Interest expense	(119.7)	(88.9)	(75.5)
Loss on extinguishment of debt	(25.9)	(39.5)	(2.8)
Interest income and other income (expense), net	1.3	(15.0)	0.1
Income before income taxes	$389.1	$215.5	$295.4

Identifiable assets:
Corrugated Packaging	$8,300.4	$8,159.0	$1,146.7
Consumer Packaging	1,755.4	1,731.9	1,610.1
Recycling	248.9	308.3	32.3
Assets held for sale	9.6	31.9	3.2
Corporate	372.8	334.9	122.6
Total	$10,687.1	$10,566.0	$2,914.9

The following table shows selected operating data for our segments (in millions):

	Years Ended September 30,
	2012	2011	2010
Goodwill:
Corrugated Packaging	$1,449.1	$1,428.3	$393.0
Consumer Packaging	363.3	359.8	355.6
Recycling	52.9	51.3	0.2
Total	$1,865.3	$1,839.4	$748.8

Depreciation, depletion and amortization:
Corrugated Packaging	$411.0	$164.1	$48.2
Consumer Packaging	96.4	91.8	88.3
Recycling	13.4	5.0	1.2
Corporate	13.5	17.4	9.7
Total	$534.3	$278.3	$147.4

Capital expenditures:
Corrugated Packaging	$327.8	$74.3	$6.7
Consumer Packaging	83.7	106.3	91.0
Recycling	10.3	14.0	4.8
Corporate	30.6	4.8	3.7
Total	$452.4	$199.4	$106.2

The changes in the carrying amount of goodwill for the fiscal years ended September 30, 2012, 2011, and 2010 are as follows (in millions):

	Corrugated Packaging	Consumer Packaging	Recycling	Total
Balance as of October 1, 2009
Goodwill	$392.8	$386.2	$0.2	$779.2
Accumulated impairment losses	—	(42.8)	—	(42.8)
	392.8	343.4	0.2	736.4
Goodwill acquired	—	10.8	—	10.8
Translation adjustment	0.2	1.4	—	1.6
Balance as of September 30, 2010
Goodwill	393.0	398.4	0.2	791.6
Accumulated impairment losses	—	(42.8)	—	(42.8)
	393.0	355.6	0.2	748.8
Goodwill acquired	1,035.4	5.1	51.1	1,091.6
Translation adjustment	(0.1)	(0.9)	—	(1.0)
Balance as of September 30, 2011
Goodwill	1,428.3	402.6	51.3	1,882.2
Accumulated impairment losses	—	(42.8)	—	(42.8)
	1,428.3	359.8	51.3	1,839.4
Goodwill acquired	33.5	—	—	33.5
Purchase price allocation adjustments	(13.2)	0.7	1.6	(10.9)
Translation adjustment	0.5	2.8	—	3.3
Balance as of September 30, 2012
Goodwill	1,449.1	406.1	52.9	1,908.1
Accumulated impairment losses	—	(42.8)	—	(42.8)
	$1,449.1	$363.3	$52.9	$1,865.3

The goodwill acquired in fiscal 2012 was associated with the GMI and Mid South Acquisitions. The goodwill acquired in fiscal 2011 was associated with the Smurfit-Stone Acquisition. We finalized the Smurfit-Stone purchase price allocation in fiscal 2012.

Financial Results by Quarter (Unaudited)	12 Months Ended
Sep. 30, 2012
Financial Results by Quarter (Unaudited) [Abstract]
Financial Results by Quarter
Financial Results by Quarter (Unaudited)

Fiscal 2012	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(In millions, except per share data)
Net sales	$2,267.7	$2,282.9	$2,303.2	$2,353.8
Gross profit	392.2	360.8	359.8	419.9
Restructuring and other costs, net	10.3	28.1	13.7	23.1
Loss on extinguishment of debt	—	(19.5)	(0.1)	(6.3)
Income before income taxes	124.4	53.3	90.6	120.8
Consolidated net income	76.8	32.7	59.3	83.4
Net income attributable to Rock-Tenn Company shareholders	76.7	31.9	58.2	82.3
Basic earnings per share attributable to Rock-Tenn Company shareholders	1.08	0.45	0.82	1.15
Diluted earnings per share attributable to Rock-Tenn Company shareholders	1.06	0.44	0.81	1.14

Fiscal 2011	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(In millions, except per share data)
Net sales	$761.1	$792.9	$1,382.1	$2,463.5
Gross profit	178.8	166.3	212.4	434.4
Restructuring and other costs, net	0.6	6.3	55.5	30.9
Loss on extinguishment of debt	—	—	(39.5)	—
Income (loss) before income taxes	78.6	55.8	(46.0)	127.1
Consolidated net income (loss)	51.3	38.3	(28.4)	84.8
Net income (loss) attributable to Rock-Tenn Company shareholders	50.3	37.0	(30.1)	83.9
Basic earnings (loss) per share attributable to Rock-Tenn Company shareholders	1.29	0.94	(0.60)	1.18
Diluted earnings (loss) per share attributable to Rock-Tenn Company shareholders	1.27	0.92	(0.60)	1.17

_______________

We computed the interim earnings per common and common equivalent share amounts as if each quarter was a discrete period. As a result, the sum of the basic and diluted earnings per share by quarter will not necessarily total the annual basic and diluted earnings per share. Income before income taxes in the fourth quarter of fiscal 2012 financial results by quarter (unaudited) table is impacted by $18.2 million received in connection with the termination and settlement of a paperboard supply agreement, net of legal fees in the period. Basic and diluted earnings per share attributable to Rock-Tenn Company shareholders were increased approximately $0.16 per share in the fourth quarter of fiscal 2012 in connection with the settlement.

The third and fourth quarter of fiscal 2011 basic and diluted earnings per share attributable to Rock-Tenn Company shareholders was impacted by the May 27, 2011 issuance of approximately 31.0 million shares of RockTenn common stock as part of the purchase consideration in the Smurfit-Stone Acquisition. The fiscal 2011 financial results by quarter (unaudited) table is impacted by certain expenses associated with the Smurfit-Stone Acquisition. In the third quarter of fiscal 2011, Gross profit and Income (loss) before income taxes includes $55.4 million of acquisition inventory step-up expense in our Corrugated Packaging segment. Basic and diluted earnings per share attributable to Rock-Tenn Company shareholders were decreased approximately $0.69 per share in the third quarter of fiscal 2011 in connection with the inventory step-up expense.

Selected Consolidating Financial Statements of Parent, Guarantors and Non-Guarantors	12 Months Ended
Sep. 30, 2012
Condensed Financial Statements, Captions [Line Items]
Schedule of Condensed Financial Statements for Parent, Guarantors and Non-Guarantors [Text Block]
Selected Consolidating Financial Statements of Parent, Guarantors and Non-Guarantors

The Company's March 2019 Notes, March 2020 Notes, March 2022 Notes and March 2023 Notes (together, “Guaranteed Notes”) each are fully and unconditionally guaranteed on a joint and several basis by certain of our 100% owned domestic subsidiaries (collectively referred to as the “Guarantor Subsidiaries”). The total assets, stockholders' equity, revenues, earnings and cash flows from operating activities of the Guarantor Subsidiaries reflect the majority of the consolidated total of such items as of or for the periods reported. The consolidated subsidiaries of the Company that are not guarantors of the Guaranteed Notes (the “Non-Guarantor Subsidiaries”) include: foreign operations in Canada, Mexico, Chile, Argentina, Puerto Rico and China, certain non-operating U.S. subsidiaries and Joint Ventures not 100% owned.
In accordance with Rule 3-10 of Regulation S-X, the following tables present condensed consolidating financial statements including Rock-Tenn Company (the “Parent”), the Guarantor Subsidiaries, the Non-Guarantor Subsidiaries and eliminations. Such financial statements include Condensed Consolidating Balance Sheets as of September 30, 2012 and 2011 and the related Condensed Consolidating Statements of Income and Cash Flows for each of the three years in the period ended September 30, 2012.

CONDENSED CONSOLIDATING STATEMENTS OF INCOME

	Year Ended September 30, 2012
			Non-
		Guarantor	Guarantor		Consolidated
	Parent	Subsidiaries	Subsidiaries	Eliminations	Total
	(In millions)
Net sales	$0.1	$8,225.3	$1,648.3	$(666.1)	$9,207.6
Cost of goods sold	—	6,816.5	1,366.1	(507.7)	7,674.9
Gross profit	0.1	1,408.8	282.2	(158.4)	1,532.7
Selling, general and administrative expenses	2.3	797.7	127.5	—	927.5
Restructuring and other costs, net	2.6	47.6	25.0	—	75.2
Operating profit	(4.8)	563.5	129.7	(158.4)	530.0
Interest expense	(106.4)	(46.3)	(29.4)	62.4	(119.7)
Loss on extinguishment of debt	(25.9)	—	—	—	(25.9)
Interest income and other income (expense), net	51.7	(147.0)	0.6	96.0	1.3
Equity in income of unconsolidated entities	—	3.4	—	—	3.4
Equity in income of consolidated entities	302.4	15.7	—	(318.1)	—
Income before income taxes	217.0	389.3	100.9	(318.1)	389.1
Income tax benefit (expense)	32.1	(134.9)	(34.1)	—	(136.9)
Consolidated net income	249.1	254.4	66.8	(318.1)	252.2
Less: Net income attributable to noncontrolling interests	—	(2.7)	(0.4)	—	(3.1)
Net income attributable to Rock-Tenn Company shareholders	$249.1	$251.7	$66.4	$(318.1)	$249.1
Comprehensive income attributable to Rock-Tenn Company shareholders	$47.8	$46.7	$63.6	$(110.3)	$47.8

CONDENSED CONSOLIDATING STATEMENTS OF INCOME

	Year Ended September 30, 2011
			Non-
		Guarantor	Guarantor		Consolidated
	Parent	Subsidiaries	Subsidiaries	Eliminations	Total
	(In millions)
Net sales	$0.5	$4,815.6	$956.1	$(372.6)	$5,399.6
Cost of goods sold	0.6	3,932.6	738.8	(264.3)	4,407.7
Gross profit	(0.1)	883.0	217.3	(108.3)	991.9
Selling, general and administrative expenses	1.7	447.6	91.9	—	541.2
Restructuring and other costs, net	19.4	72.7	1.2	—	93.3
Operating profit	(21.2)	362.7	124.2	(108.3)	357.4
Interest expense	(84.2)	(125.1)	(21.7)	142.1	(88.9)
Loss on extinguishment of debt	(38.6)	(0.9)	—	—	(39.5)
Interest income and other income (expense), net	61.5	(40.4)	(2.3)	(33.8)	(15.0)
Equity in income of unconsolidated entities	—	1.9	(0.4)	—	1.5
Equity in income of consolidated entities	191.2	44.6	0.1	(235.9)	—
Income before income taxes	108.7	242.8	99.9	(235.9)	215.5
Income tax benefit (expense)	32.4	(73.0)	(28.9)	—	(69.5)
Consolidated net income	141.1	169.8	71.0	(235.9)	146.0
Less: Net income attributable to noncontrolling interests	—	(4.9)	—	—	(4.9)
Net income attributable to Rock-Tenn Company shareholders	$141.1	$164.9	$71.0	$(235.9)	$141.1
Comprehensive (loss) income attributable to Rock-Tenn Company shareholders	$(65.9)	$(45.6)	$21.7	$23.9	$(65.9)

CONDENSED CONSOLIDATING STATEMENTS OF INCOME

	Year Ended September 30, 2010
			Non-
		Guarantor	Guarantor		Consolidated
	Parent	Subsidiaries	Subsidiaries	Eliminations	Total
	(In millions)
Net sales	$0.1	$2,697.0	$460.9	$(156.6)	$3,001.4
Cost of goods sold, net	—	2,042.0	342.1	(102.8)	2,281.3
Gross profit	0.1	655.0	118.8	(53.8)	720.1
Selling, general and administrative expenses	1.4	297.4	41.1	—	339.9
Restructuring and other costs, net	—	4.3	3.1	—	7.4
Operating profit	(1.3)	353.3	74.6	(53.8)	372.8
Interest expense	(70.2)	(76.1)	(8.3)	79.1	(75.5)
Loss on extinguishment of debt	(2.8)	—	—	—	(2.8)
Interest income and other income (expense), net	73.1	(48.2)	0.5	(25.3)	0.1
Equity in income of unconsolidated entities	—	0.8	—	—	0.8
Equity in income of consolidated entities	226.3	24.8	—	(251.1)	—
Income before income taxes	225.1	254.6	66.8	(251.1)	295.4
Income tax benefit (expense)	0.5	(45.1)	(20.1)	—	(64.7)
Consolidated net income	225.6	209.5	46.7	(251.1)	230.7
Less: Net income attributable to noncontrolling interests	—	(5.1)	—	—	(5.1)
Net income attributable to Rock-Tenn Company shareholders	$225.6	$204.4	$46.7	$(251.1)	$225.6
Comprehensive income attributable to Rock-Tenn Company shareholders	$241.8	$216.7	$49.2	$(265.9)	$241.8

CONDENSED CONSOLIDATING BALANCE SHEETS

	September 30, 2012
			Non-
		Guarantor	Guarantor		Consolidated
	Parent	Subsidiaries	Subsidiaries	Eliminations	Total
	(In millions)
ASSETS
Current assets:
Cash and cash equivalents	$—	$—	$37.2	$—	$37.2
Restricted cash	40.6	—	—	—	40.6
Accounts receivable, net	—	110.5	1,026.6	(61.5)	1,075.6
Inventories	—	700.1	161.8	—	861.9
Other current assets	33.2	142.8	25.7	(27.2)	174.5
Intercompany receivables	396.8	793.1	148.2	(1,338.1)	—
Total current assets	470.6	1,746.5	1,399.5	(1,426.8)	2,189.8
Net property, plant and equipment	—	5,102.9	508.5	—	5,611.4
Goodwill	—	1,761.4	103.9	—	1,865.3
Intangibles, net	—	782.9	12.2	—	795.1
Intercompany notes receivable	768.0	403.3	0.7	(1,172.0)	—
Investments in consolidated subsidiaries	5,642.3	365.8	—	(6,008.1)	—
Other assets	42.9	123.6	59.0	—	225.5
	$6,923.8	$10,286.4	$2,083.8	$(8,606.9)	$10,687.1
LIABILITIES AND EQUITY
Current liabilities:
Current portion of debt	$202.9	$—	$58.4	$—	$261.3
Accounts payable	—	642.4	128.0	(61.5)	708.9
Accrued compensation and benefits	—	178.2	33.2	—	211.4
Other current liabilities	43.7	160.7	49.5	(27.2)	226.7
Intercompany payables	602.4	658.0	77.7	(1,338.1)	—
Total current liabilities	849.0	1,639.3	346.8	(1,426.8)	1,408.3
Long-term debt due after one year	2,555.7	—	595.5	—	3,151.2
Intercompany notes payable	109.3	733.9	328.8	(1,172.0)	—
Pension liabilities, net of current portion	—	1,283.0	210.1	—	1,493.1
Postretirement benefit liabilities, net of current portion	—	102.1	52.1	—	154.2
Deferred income taxes	—	861.3	27.5	—	888.8
Other long-term liabilities	4.1	166.5	3.3	—	173.9
Redeemable noncontrolling interests	—	7.5	3.9	—	11.4
Total Rock-Tenn Company shareholders' equity	3,405.7	5,492.3	515.8	(6,008.1)	3,405.7
Noncontrolling interests	—	0.5	—	—	0.5
Total equity	3,405.7	5,492.8	515.8	(6,008.1)	3,406.2
	$6,923.8	$10,286.4	$2,083.8	$(8,606.9)	$10,687.1

CONDENSED CONSOLIDATING BALANCE SHEETS

	September 30, 2011
			Non-
		Guarantor	Guarantor		Consolidated
	Parent	Subsidiaries	Subsidiaries	Eliminations	Total
	(In millions)
ASSETS
Current assets:
Cash and cash equivalents	$—	$3.6	$38.1	$—	$41.7
Restricted cash	41.1	—	—	—	41.1
Accounts receivable, net	—	96.1	1,062.0	(48.5)	1,109.6
Inventories	—	685.3	164.5	—	849.8
Other current assets	32.6	144.2	32.3	(22.4)	186.7
Intercompany receivables	788.8	1,580.5	85.7	(2,455.0)	—
Total current assets	862.5	2,509.7	1,382.6	(2,525.9)	2,228.9
Net property, plant and equipment	—	5,002.2	525.0	—	5,527.2
Goodwill	—	1,738.7	100.7	—	1,839.4
Intangibles, net	—	786.2	13.2	—	799.4
Intercompany notes receivable	756.1	247.8	—	(1,003.9)	—
Investments in consolidated subsidiaries	5,909.3	355.5	—	(6,264.8)	—
Other assets	49.6	105.4	26.1	(10.0)	171.1
	$7,577.5	$10,745.5	$2,047.6	$(9,804.6)	$10,566.0
LIABILITIES AND EQUITY
Current liabilities:
Current portion of debt	$118.1	$18.4	$6.8	$—	$143.3
Accounts payable	7.7	685.6	135.9	(48.5)	780.7
Accrued compensation and benefits	—	186.3	33.7	—	220.0
Other current liabilities	97.6	59.2	39.9	(22.4)	174.3
Intercompany payables	1,465.1	939.3	50.6	(2,455.0)	—
Total current liabilities	1,688.5	1,888.8	266.9	(2,525.9)	1,318.3
Long-term debt due after one year	2,485.1	10.5	806.9	—	3,302.5
Intercompany notes payable	32.3	707.0	264.6	(1,003.9)	—
Pension liabilities, net of current portion	—	1,234.3	196.7	—	1,431.0
Postretirement benefit liabilities, net of current portion	—	105.3	49.9	—	155.2
Deferred income taxes	—	837.1	—	(10.0)	827.1
Other long-term liabilities	—	146.2	7.1	—	153.3
Redeemable noncontrolling interests	—	6.3	—	—	6.3
Total Rock-Tenn Company shareholders' equity	3,371.6	5,809.3	455.5	(6,264.8)	3,371.6
Noncontrolling interests	—	0.7	—	—	0.7
Total equity	3,371.6	5,810.0	455.5	(6,264.8)	3,372.3
	$7,577.5	$10,745.5	$2,047.6	$(9,804.6)	$10,566.0

CONDENSED CONSOLIDATING STATEMENTS OF CASH FLOWS

	Year Ended September 30, 2012
			Non-
		Guarantor	Guarantor		Consolidated
	Parent	Subsidiaries	Subsidiaries	Eliminations	Total
	(In millions)
Operating activities:
Net cash provided by operating activities	$132.9	$540.0	$151.4	$(167.6)	$656.7
Investing activities:
Capital expenditures	—	(426.5)	(25.9)	—	(452.4)
Cash paid for the purchase of a leased facility	—	(17.0)	—	—	(17.0)
Cash paid for purchase of business, net of cash acquired	(93.5)	(32.1)	—	—	(125.6)
Investment in unconsolidated entities	—	(1.7)	—	—	(1.7)
Return of capital from unconsolidated entities	—	1.8	—	—	1.8
Proceeds from sale of property, plant and equipment	—	17.9	22.6	—	40.5
Proceeds from property, plant and equipment insurance settlement	—	10.2	—	—	10.2
Intercompany notes issued	(36.1)	(156.2)	—	192.3	—
Intercompany notes proceeds	27.6	1.8	—	(29.4)	—
Intercompany capital investment	(89.3)	—	—	89.3	—
Intercompany return of capital	378.9	—	—	(378.9)	—
Net cash provided by (used for) investing activities	187.6	(601.8)	(3.3)	(126.7)	(544.2)
Financing activities:
Proceeds from issuance of notes	1,442.2	—	—	—	1,442.2
Additions to revolving credit facilities	687.4	—	60.7	—	748.1
Repayments of revolving credit facilities	(674.4)	—	(85.4)	—	(759.8)
Additions to debt	227.1	—	99.5	—	326.6
Repayments of debt	(1,527.6)	(28.8)	(247.2)	—	(1,803.6)
Debt issuance costs	(16.2)	—	—	—	(16.2)
Cash paid for debt extinguishment costs	(14.0)	—	—	—	(14.0)
Issuances of common stock, net of related minimum tax withholdings	5.2	—	—	—	5.2
Excess tax benefits from share-based compensation	—	10.0	—	—	10.0
(Repayments to) advances from consolidated entities	(470.6)	505.9	(35.3)	—	—
Advances from unconsolidated entity	—	0.2	—	—	0.2
Cash dividends paid to shareholders	(56.5)	—	—	—	(56.5)
Cash distributions paid to noncontrolling interests	—	—	(0.8)	—	(0.8)
Intercompany notes borrowing	76.9	35.6	79.8	(192.3)	—
Intercompany notes payments	—	(10.0)	(19.4)	29.4	—
Intercompany capital receipt	—	39.3	50.0	(89.3)	—
Intercompany capital return	—	(378.9)	—	378.9	—
Intercompany dividends	—	(115.1)	(52.5)	167.6	—
Net cash (used for) provided by financing activities	(320.5)	58.2	(150.6)	294.3	(118.6)
Effect of exchange rate changes on cash and cash equivalents	—	—	1.6	—	1.6
Decrease in cash and cash equivalents	—	(3.6)	(0.9)	—	(4.5)
Cash and cash equivalents at beginning of period	—	3.6	38.1	—	41.7
Cash and cash equivalents at end of period	$—	$—	$37.2	$—	$37.2

CONDENSED CONSOLIDATING STATEMENTS OF CASH FLOWS

	Year Ended September 30, 2011
			Non-
		Guarantor	Guarantor		Consolidated
	Parent	Subsidiaries	Subsidiaries	Eliminations	Total
	(In millions)
Operating activities:
Net cash provided by (used for) operating activities	$50.3	$1,051.6	$(601.1)	$(39.1)	$461.7
Investing activities:
Capital expenditures	—	(172.2)	(27.2)	—	(199.4)
Cash paid for purchase of business, net of cash acquired	(1,300.1)	—	—	—	(1,300.1)
Investment in unconsolidated entities	—	(2.0)	—	—	(2.0)
Return of capital from unconsolidated entities	—	0.8	0.2	—	1.0
Proceeds from sale of property, plant and equipment	—	7.4	1.2	—	8.6
Proceeds from property, plant and equipment insurance settlement	—	0.5	—	—	0.5
Intercompany notes issued	(16.7)	(39.5)	—	56.2	—
Intercompany notes proceeds	174.4	270.0	8.9	(453.3)	—
Intercompany capital investment	(1,171.7)	(207.1)	—	1,378.8	—
Intercompany return of capital	102.3	2.1	—	(104.4)	—
Net cash used for investing activities	(2,211.8)	(140.0)	(16.9)	877.3	(1,491.4)
Financing activities:
Additions to revolving credit facilities	553.2	—	249.4	—	802.6
Repayments of revolving credit facilities	(562.5)	—	(2.0)	—	(564.5)
Additions to debt	2,225.0	—	652.4	—	2,877.4
Repayments of debt	(626.6)	(1,169.1)	(170.6)	—	(1,966.3)
Debt issuance costs	(43.8)	—	—	—	(43.8)
Cash paid for debt extinguishment costs	(37.9)	—	—	—	(37.9)
Issuances of common stock, net of related minimum tax withholdings	25.2	—	—	—	25.2
Advances from (repayments to) consolidated entities	657.9	(598.5)	(59.4)	—	—
Advances from unconsolidated entity	—	1.7	—	—	1.7
Cash dividends paid to shareholders	(37.6)	—	—	—	(37.6)
Cash distributions paid to noncontrolling interests	—	—	(5.2)	—	(5.2)
Intercompany notes borrowing	17.5	—	38.7	(56.2)	—
Intercompany notes payments	(8.9)	(174.4)	(270.0)	453.3	—
Intercompany capital receipt	—	1,136.7	242.1	(1,378.8)	—
Intercompany capital return	—	(102.3)	(2.1)	104.4	—
Intercompany dividends	—	(2.7)	(36.4)	39.1	—
Net cash provided by (used for) financing activities	2,161.5	(908.6)	636.9	(838.2)	1,051.6
Effect of exchange rate changes on cash and cash equivalents	—	—	3.9	—	3.9
Increase in cash and cash equivalents	—	3.0	22.8	—	25.8
Cash and cash equivalents at beginning of period	—	0.6	15.3	—	15.9
Cash and cash equivalents at end of period	$—	$3.6	$38.1	$—	$41.7

CONDENSED CONSOLIDATING STATEMENTS OF CASH FLOWS

	Year Ended September 30, 2010
			Non-
		Guarantor	Guarantor		Consolidated
	Parent	Subsidiaries	Subsidiaries	Eliminations	Total
	(In millions)
Operating activities:
Net cash provided by operating activities	$221.5	$332.8	$33.8	$(210.8)	$377.3
Investing activities:
Capital expenditures	—	(95.4)	(10.8)	—	(106.2)
Cash paid for purchase of business, net of cash acquired	—	—	(23.9)	—	(23.9)
Investment in unconsolidated entities	—	(0.3)	—	—	(0.3)
Return of capital from unconsolidated entities	—	0.8	—	—	0.8
Proceeds from sale of property, plant and equipment	—	3.1	0.5	—	3.6
Intercompany notes issued	(13.0)	(54.6)	(8.9)	76.5	—
Intercompany notes proceeds	156.7	—	100.7	(257.4)	—
Intercompany capital investment	(7.3)	(2.6)	—	9.9	—
Intercompany return of capital	123.8	1.4	—	(125.2)	—
Net cash provided by (used for) investing activities	260.2	(147.6)	57.6	(296.2)	(126.0)
Financing activities:
Additions to revolving credit facilities	182.3	—	7.4	—	189.7
Repayments of revolving credit facilities	(185.4)	—	(12.3)	—	(197.7)
Additions to debt	—	2.3	152.0	—	154.3
Repayments of debt	(194.1)	(2.2)	(170.0)	—	(366.3)
Debt issuance costs	(0.1)	—	(0.1)	—	(0.2)
Issuances of common stock, net of related minimum tax withholdings	(0.6)	—	—	—	(0.6)
Purchases of common stock	(3.6)	—	—	—	(3.6)
Excess tax benefits from share-based compensation	—	4.3	—	—	4.3
Capital contributed to consolidated subsidiary from noncontrolling interest	—	—	1.4	—	1.4
(Repayments to) advances from consolidated entities	(180.0)	138.5	41.5	—	—
Advances from unconsolidated entity	—	1.7	—	—	1.7
Cash dividends paid to shareholders	(23.4)	—	—	—	(23.4)
Cash distributions paid to noncontrolling interests	—	—	(6.9)	—	(6.9)
Intercompany notes borrowing	23.8	—	52.7	(76.5)	—
Intercompany notes payments	(100.7)	(156.7)	—	257.4	—
Intercompany capital receipt	—	7.3	2.6	(9.9)	—
Intercompany capital return	—	(5.1)	(120.1)	125.2	—
Intercompany dividends	—	(175.6)	(35.2)	210.8	—
Net cash used for financing activities	(481.8)	(185.5)	(87.0)	507.0	(247.3)
Effect of exchange rate changes on cash and cash equivalents	—	—	0.1	—	0.1
(Decrease) increase in cash and cash equivalents	(0.1)	(0.3)	4.5	—	4.1
Cash and cash equivalents at beginning of period	0.1	0.9	10.8	—	11.8
Cash and cash equivalents at end of period	$—	$0.6	$15.3	$—	$15.9

Description of Business and Summary of Significant Accounting Policies (Policies)	12 Months Ended
Sep. 30, 2012
Description of Business and Summary of Significant Accounting Policies [Abstract]
Consolidation, Policy [Policy Text Block]
Consolidation

The consolidated financial statements include our accounts and the accounts of our partially-owned consolidated subsidiaries. Equity investments in which we exercise significant influence but do not control and are not the primary beneficiary are accounted for using the equity method. Investments in which we are not able to exercise significant influence over the investee are accounted for under the cost method. Our equity and cost method investments are not significant either individually or in the aggregate. We have eliminated all significant intercompany accounts and transactions.

Use of Estimates, Policy [Policy Text Block]
Use of Estimates

Preparing consolidated financial statements in conformity with GAAP requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates, and the differences could be material.

The most significant accounting estimates inherent in the preparation of our consolidated financial statements include estimates to evaluate the recoverability of goodwill, intangibles and property, plant and equipment, to determine the useful lives of assets that are amortized or depreciated, and to measure income taxes, self-insured obligations, restructuring activities and allocate the purchase price of acquired business to the fair value of acquired assets and liabilities. In addition, significant estimates form the basis for our reserves with respect to collectibility of accounts receivable, inventory valuations, pension benefits, deferred tax asset valuation allowances and certain benefits provided to current employees. Various assumptions and other factors underlie the determination of these significant estimates. The process of determining significant estimates is fact specific and takes into account factors such as historical experience, current and expected economic conditions, product mix, and in some cases, actuarial techniques. We regularly evaluate these significant factors and make adjustments where facts and circumstances dictate.

Revenue Recognition, Policy [Policy Text Block]
Revenue Recognition

We recognize revenue when there is persuasive evidence that an arrangement exists, delivery has occurred or services have been rendered, our price to the buyer is fixed or determinable and collectibility is reasonably assured. Delivery is not considered to have occurred until the customer takes title and assumes the risks and rewards of ownership. The timing of revenue recognition is dependent on the location of title transfer which is normally either on the exit from our plants (i.e., shipping point) or on arrival at customers’ plants (i.e., destination point). We do not recognize revenue from transactions where we bill customers but retain custody and title to these products until the date of custody and title transfer. We do not have any significant multiple deliverable revenue arrangements.

We net, against our gross sales, provisions for discounts, returns, allowances, customer rebates and other adjustments. We account for such provisions during the same period in which we record the related revenues. We include in net sales any amounts related to shipping and handling that are billed to a customer.

Shipping and Handling Cost, Policy [Policy Text Block]	Shipping and Handling Costs We classify shipping and handling costs as a component of cost of goods sold.
Cash and Cash Equivalents, Policy [Policy Text Block]
Cash Equivalents

We consider all highly liquid investments that mature three months or less from the date of purchase to be cash equivalents. The carrying amounts we report in the consolidated balance sheets for cash and cash equivalents approximate fair market values. We place our cash and cash equivalents with large credit worthy banks, which limits the amount of our credit exposure.

Receivables, Policy [Policy Text Block]
Accounts Receivable and Allowances

We perform periodic evaluations of our customers’ financial condition and generally do not require collateral. Receivables generally are due within 30 to 60 days. We serve a diverse customer base primarily in North America and, therefore, have limited exposure from credit loss to any particular customer or industry segment.

We state accounts receivable at the amount owed by the customer, net of an allowance for estimated uncollectible accounts, returns and allowances, cash discounts and other adjustments. We do not discount accounts receivable because we generally collect accounts receivable over a relatively short time. We account for sales and other taxes that are imposed on and concurrent with individual revenue-producing transactions between a customer and us on a net basis which excludes the taxes from our net sales. We estimate our allowance for doubtful accounts based on our historical experience, current economic conditions and the credit worthiness of our customers. We charge off receivables when they are determined to be no longer collectible. In fiscal 2012 and 2011, we recorded bad debt expense of $6.6 million and $1.1 million, respectively. In fiscal 2010, we recorded a credit to bad debt expense of $0.2 million due in part to a reduction in reserves driven by improved collections.

The following table represents a summary of the changes in the reserve for allowance for doubtful accounts, returns and allowances and cash discounts for fiscal 2012, 2011, and 2010 (in millions):

	2012	2011	2010
Balance at the beginning of period	$30.1	$7.8	$8.8
Reduction in sales and charges to costs and expenses (1)	107.9	78.2	32.8
Deductions	(111.1)	(55.9)	(33.8)
Balance at the end of period	$26.9	$30.1	$7.8
(1) Includes the impact of acquisitions.

Inventory, Policy [Policy Text Block]
Inventories

We value substantially all U.S. inventories at the lower of cost or market, with cost determined on the LIFO basis. We value all other inventories at the lower of cost or market, with cost determined using methods that approximate cost computed on a FIFO basis. These other inventories represent primarily foreign inventories, spare parts inventories and certain inventoried supplies and aggregate to approximately 29.0% and 26.7% of FIFO cost of all inventory at September 30, 2012 and 2011, respectively.

Prior to the application of the LIFO method, our U.S. operating divisions use a variety of methods to estimate the FIFO cost of their finished goods inventories. Such methods include standard costs, or average costs computed by dividing the actual cost of goods manufactured by the tons produced and multiplying this amount by the tons of inventory on hand. Lastly, certain operations calculate a ratio, on a plant by plant basis, the numerator of which is the cost of goods sold and the denominator is net sales. This ratio is applied to the estimated sales value of the finished goods inventory. Variances and other unusual items are analyzed to determine whether it is appropriate to include those items in the value of inventory. Examples of variances and unusual items that are considered to be current period charges include, but are not limited to, abnormal production levels, freight, handling costs, and wasted materials (spoilage). Cost includes raw materials and supplies, direct labor, indirect labor related to the manufacturing process and depreciation and other factory overheads.

Property, Plant and Equipment, Policy [Policy Text Block]

Property, Plant and Equipment

We state property, plant and equipment at cost. Cost includes major expenditures for improvements and replacements that extend useful lives, increase capacity, increase revenues or reduce costs. During fiscal 2012, 2011, and 2010, we capitalized interest of approximately $3.4 million, $2.8 million, and $1.3 million, respectively. For financial reporting purposes, we provide depreciation and amortization primarily on a straight-line method over the estimated useful lives of the assets as follows:

Buildings and building improvements	15-40 years
Machinery and equipment	3-44 years
Transportation equipment	3-8 years

Generally our machinery and equipment have estimated useful lives between 3 and 20 years; however, select portions of machinery and equipment at our mills have estimated useful lives up to 44 years. Leasehold improvements are depreciated over the shorter of the asset life or the lease term, generally between 3 and 10 years. Depreciation expense for fiscal 2012, 2011, and 2010 was approximately $434.6 million, $228.2 million, and $129.4 million, respectively.

Goodwill and Intangible Assets, Policy [Policy Text Block]
Goodwill and Long-Lived Assets

We review the carrying value of our goodwill annually at the beginning of the fourth quarter of each fiscal year, or more often if events or changes in circumstances indicate that the carrying amount may exceed fair value as set forth in Financial Accounting Standards Board’s Accounting Standards Codification (“ASC”) 350, “Intangibles — Goodwill and Other”. We test goodwill for impairment at the reporting unit level, which is an operating segment or one level below an operating segment, which is referred to as a component. A component of an operating segment is a reporting unit if the component constitutes a business for which discrete financial information is available and segment management regularly reviews the operating results of that component. However, two or more components of an operating segment are aggregated and deemed a single reporting unit if the components have similar economic characteristics. The amount of goodwill acquired in a business combination that is assigned to one or more reporting units as of the acquisition date is the excess of the purchase price of the acquired businesses (or portion thereof) included in the reporting unit, over the fair value assigned to the individual assets acquired or liabilities assumed. Goodwill is assigned to the reporting unit(s) expected to benefit from the synergies of the combination even though other assets or liabilities of the acquired entity may not be assigned to that reporting unit. We determine recoverability by comparing the estimated fair value of the reporting unit to which the goodwill applies to the carrying value, including goodwill, of that reporting unit using a discounted cash flow model.

The goodwill impairment model is a two-step process. An amendment to ASC 350 became effective December 2011 that allows a qualitative assessment, prior to step one, to determine whether is more likely than not that the fair value of a reporting unit exceeds its carrying amount. We did not attempt a qualitative assessment and moved directly to step one. In step one, we utilize the present value of expected net cash flows to determine the estimated fair value of our reporting units. This present value model requires management to estimate future net cash flows, the timing of these cash flows, and a discount rate (based on a weighted average cost of capital), which represents the time value of money and the inherent risk and uncertainty of the future cash flows. Factors that management must estimate when performing this step in the process include, among other items, sales volume, prices, inflation, discount rates, exchange rates, tax rates, anticipated synergies resulting from the Smurfit-Stone Acquisition and capital spending. The assumptions we use to estimate future cash flows are consistent with the assumptions that the reporting units use for internal planning purposes, updated to reflect current expectations. If we determine that the estimated fair value of the reporting unit exceeds its carrying amount, goodwill of the reporting unit is not impaired. If we determine that the carrying amount of the reporting unit exceeds its estimated fair value, we complete step two of the impairment analysis. Step two involves determining the implied fair value of the reporting unit’s goodwill and comparing it to the carrying amount of that goodwill. If the carrying amount of the reporting unit’s goodwill exceeds the implied fair value of that goodwill, we recognize an impairment loss in an amount equal to that excess. We completed the annual test of the goodwill associated with each of our reporting units during fiscal 2012 and concluded the fair values were in excess of the carrying values of each of the reporting units. No events have occurred since the latest annual goodwill impairment assessment that would necessitate an interim goodwill impairment assessment.

We follow provisions included in ASC 360, “Property, Plant and Equipment” in determining whether the carrying value of any of our long-lived assets, including amortizing intangibles other than goodwill, is impaired. The ASC 360 test is a three-step test for assets that are “held and used” as that term is defined by ASC 360. We determine whether indicators of impairment are present. We review long-lived assets for impairment when events or changes in circumstances indicate that the carrying amount of the long-lived asset might not be recoverable. If we determine that indicators of impairment are present, we determine whether the estimated undiscounted cash flows for the potentially impaired assets are less than the carrying value. This requires management to estimate future net cash flows through operations over the remaining useful life of the asset and its ultimate disposition. The assumptions we use to estimate future cash flows are consistent with the assumptions we use for internal planning purposes, updated to reflect current expectations. If our estimated undiscounted cash flows do not exceed the carrying value, we estimate the fair value of the asset and record an impairment charge if the carrying value is greater than the fair value of the asset. We estimate fair value using discounted cash flows, observable prices for similar assets, or other valuation techniques. We record assets classified as “held for sale” at the lower of their carrying value or estimated fair value less anticipated costs to sell.

Included in our long-lived assets are certain identifiable intangible assets. These intangible assets are amortized based on the approximate pattern in which the economic benefits are consumed or straight-line if the pattern was not reliably determinable. Estimated useful lives range from 0 to 40 years and have a weighted average life of approximately 12.1 years.

Our judgments regarding the existence of impairment indicators are based on legal factors, market conditions and operational performance. Future events could cause us to conclude that impairment indicators exist and that assets associated with a particular operation are impaired. Evaluating impairment also requires us to estimate future operating results and cash flows, which also require judgment by management. Any resulting impairment loss could have a material adverse impact on our financial condition and results of operations.

Costs Associated with Exit or Disposal Activities or Restructurings, Policy [Policy Text Block]

Restructuring

We have restructured portions of our operations from time to time, have current restructuring initiatives taking place, and it is possible that we may engage in future restructuring activities including those associated with our Smurfit-Stone Acquisition. Identifying and calculating the cost to exit these operations requires certain assumptions to be made, the most significant of which are anticipated future liabilities, including leases and other contractual obligations, and the adjustment of property, plant and equipment to net realizable value. We believe our estimates are reasonable, considering our knowledge of the industries we operate in, previous experience in exiting activities and valuations we may obtain from independent third parties. Although our estimates have been reasonably accurate in the past, significant judgment is required, and these estimates and assumptions may change as additional information becomes available and facts or circumstances change.

Business Combinations Policy [Policy Text Block]

Business Combinations

From time to time, we enter into material business combinations. In accordance with ASC 805, “Business Combinations”, we generally recognize the identifiable assets acquired, the liabilities assumed, and any noncontrolling interests in an acquiree at their fair values as of the date of acquisition. We measure goodwill as the excess of consideration transferred, which we also measure at fair value, over the net of the acquisition date fair values of the identifiable assets acquired and liabilities assumed. The acquisition method of accounting requires us to make significant estimates and assumptions regarding the fair values of the elements of a business combination as of the date of acquisition, including the fair values of identifiable intangible assets, deferred tax asset valuation allowances, liabilities related to uncertain tax positions, contingent consideration and contingencies. This method also requires us to refine these estimates over a measurement period not to exceed one year to reflect new information obtained about facts and circumstances that existed as of the acquisition date that, if known, would have affected the measurement of the amounts recognized as of that date. If we are required to retroactively adjust provisional amounts that we have recorded for the fair values of assets and liabilities in connection with acquisitions, these adjustments could have a material impact on our financial condition and results of operations.

Significant estimates and assumptions in estimating the fair value of acquired technology, customer relationships, and other identifiable intangible assets include future cash flows that we expect to generate from the acquired assets. If the subsequent actual results and updated projections of the underlying business activity change compared with the assumptions and projections used to develop these values, we could record impairment charges. In addition, we have estimated the economic lives of certain acquired assets and these lives are used to calculate depreciation and amortization expense. If our estimates of the economic lives change, depreciation or amortization expenses could be increased or decreased.

Fair Value of Financial Instruments, Policy [Policy Text Block]

Fair Value of Financial Instruments and Nonfinancial Assets and Liabilities

We define fair value as the price that would be received from the sale of an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date.

Financial instruments not recognized at fair value on a recurring or nonrecurring basis include cash and cash equivalents, accounts receivables, certain other current assets, short-term debt, accounts payable, certain other current liabilities and long-term debt. With the exception of long-term debt, the carrying amounts of these financial instruments approximate their fair values due to their short maturities. The fair values of our long-term debt are estimated using quoted market prices or are based on the discounted value of future cash flows. We have, or from time to time may have, financial instruments recognized at fair value including supplemental retirement savings plans that are nonqualified deferred compensation plans pursuant to which assets are invested primarily in mutual funds, interest rate derivatives, commodity derivatives or other similar class of assets or liabilities. Other than the fair value of our long-term debt and our pension and postretirement assets and liabilities disclosed in “Note 9. Debt” and “Note 13. Retirement Plans” of the Notes to Consolidated Financial Statements, the fair value of these items is not significant. We measure the fair value of our mutual fund investments based on quoted prices in active markets, and our derivative contracts and our residual interest in TNH notes based on discounted cash flows.

We measure certain nonfinancial assets and nonfinancial liabilities at fair value on a nonrecurring basis. These assets and liabilities include cost and equity method investments when they are deemed to be other-than-temporarily impaired, assets acquired and liabilities assumed in an acquisition or in a nonmonetary exchange, and property, plant and equipment and goodwill and other intangible assets that are written down to fair value when they are held for sale or determined to be impaired. Given the nature of nonfinancial assets and liabilities, evaluating their fair value from the perspective of a market participant is inherently complex. Assumptions and estimates about future values can be affected by a variety of internal and external factors. Changes in these factors may require us to revise our estimates and could result in future impairment charges for goodwill and acquired intangible assets, or retroactively adjust provisional amounts that we have recorded for the fair values of assets and liabilities in connection with business combinations. These adjustments could have a material impact on our financial condition and results of operations. We discuss fair values in more detail in “Note 10. Fair Value”.

Derivatives, Policy [Policy Text Block]

Derivatives

We are exposed to interest rate risk, commodity price risk, and foreign currency exchange risk. To manage these risks, from time to time and to varying degrees, we enter into a variety of financial derivative transactions and certain physical commodity transactions that are determined to be derivatives. Interest rate swaps may be entered into to manage the interest rate risk associated with a portion of our outstanding debt. Interest rate swaps are either designated for accounting purposes as cash flow hedges of forecasted floating interest payments on variable rate debt or fair value hedges of fixed rate debt, or we may elect not to treat them as accounting hedges. Forward contracts on certain commodities may be entered into to manage the price risk associated with forecasted purchases or sales of those commodities. In addition, certain commodity financial derivative contracts and physical commodity contracts that are determined to be derivatives may not be designated as accounting hedges because either they do not meet the criteria for treatment as accounting hedges under ASC 815, “Derivatives and Hedging”, or we elect not to treat them as accounting hedges under ASC 815. We may also enter into forward contracts to manage our exposure to fluctuations in Canadian foreign currency rates with respect to transactions denominated in Canadian dollars.

Outstanding financial derivative instruments expose us to credit loss in the event of nonperformance by the counterparties to the agreements. Our credit exposure related to these financial instruments is represented by the fair value of contracts reported as assets. We manage our exposure to counterparty credit risk through minimum credit standards, diversification of counterparties and procedures to monitor concentrations of credit risk. We may enter into financial derivative contracts that may contain credit-risk-related contingent features which could result in a counterparty requesting immediate payment or demanding immediate and ongoing full overnight collateralization on derivative instruments in net liability positions.

For financial derivative instruments that are designated as a cash flow hedge for accounting purposes, the effective portion of the gain or loss on the financial derivative instrument is reported as a component of other comprehensive income and reclassified into earnings in the same line item associated with the forecasted transaction, and in the same period or periods during which the forecasted transaction affects earnings. Gains and losses on the financial derivative representing either hedge ineffectiveness or hedge components excluded from the assessment of effectiveness are recognized in current earnings.

We have at times entered into interest rate swap agreements that effectively modified our exposure to interest rate risk by converting a portion of our interest payments on floating rate debt to a fixed rate basis, thus reducing the impact of interest rate changes on future interest expense. These agreements typically involved the receipt of floating rate amounts in exchange for fixed interest rate payments over the life of the agreements without an exchange of the underlying principal amount.

The impact of derivative instruments have not been material in any of the years presented in our footnotes.

Health Care Costs, Policy [Policy Text Block]
Health Insurance

We are self-insured for the majority of our group health insurance costs. We calculate our group health insurance reserve on an undiscounted basis based on estimated reserve rates. We utilize claims lag data provided by our claims administrators to compute the required estimated reserve rate. We calculate our average monthly claims paid using the actual monthly payments during the trailing 12-month period. At that time, we also calculate our required reserve using the reserve rates discussed above. While we believe that our assumptions are appropriate, significant differences in our actual experience or significant changes in our assumptions may materially affect our group health insurance costs.

Workers Compensation, Policy [Policy Text Block]

Workers’ Compensation

We purchase large risk deductible workers’ compensation policies for the majority of our workers’ compensation liabilities that are subject to various deductibles to limit our exposure. We calculate our workers’ compensation reserves on an undiscounted basis based on estimated actuarially calculated development factors.

Income Tax, Policy [Policy Text Block]

Income Taxes

We account for income taxes under the asset and liability method, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements. Under this method, deferred tax assets and liabilities are determined based on the differences between the financial statement carrying amount and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.

We record net deferred tax assets to the extent we believe these assets will more likely than not be realized. In making such determination, we consider all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax planning strategies and recent financial operations. In the event we were to determine that we would be able to realize our deferred income tax assets in the future in excess of their net recorded amount, we would make an adjustment to the valuation allowance, which would reduce the provision for income taxes.

Certain provisions of ASC 740, “Income Taxes” provide that a tax benefit from an uncertain tax position may be recognized when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, based on the technical merits. Income tax positions must meet a more likely than not recognition threshold at the effective date to be recognized upon the adoption of these provisions and in subsequent periods. See “Note 12. Income Taxes”.

Pension and Other Postretirement Plans, Policy [Policy Text Block]

Pension and Other Postretirement Benefits

We account for pension and other postretirement benefits in accordance with ASC 715, “Compensation — Retirement Benefits”. Accordingly, we recognize the funded status of our pension plans as assets or liabilities in our consolidated balance sheets. The funded status is the difference between our projected benefit obligations and fair value of plan assets. The determination of our obligation and expense for pension and other postretirement benefits is dependent on our selection of certain assumptions used by actuaries in calculating such amounts. We describe these assumptions in “Note 13. Retirement Plans,” which include, among others, the discount rate, expected long-term rate of return on plan assets and rates of increase in compensation levels. As provided under ASC 715, we defer actual results that differ from our assumptions and amortize the difference over future periods. Therefore, these differences generally affect our recognized expense and funding requirements in future periods. While we believe that our assumptions are appropriate, significant differences in our actual experience or significant changes in our assumptions may materially affect our pension and other postretirement benefit obligations and our future expense.

Share-based Compensation, Option and Incentive Plans Policy [Policy Text Block]

Stock Based Compensation

We recognize expense for stock based compensation plans based on the estimated fair value of the related awards in accordance with ASC 718, “Compensation — Stock Compensation”. Pursuant to our 2004 Incentive Stock Plan, we can award shares of restricted Common Stock to employees and our board of directors. The grants generally vest over a period of 3 to 5 years depending on the nature of the award, except for non-employee director grants, which vest over one year. Our restricted stock grants to employees generally contain market or performance conditions that must be met in conjunction with a service requirement for the shares to vest. We charge compensation under the plan to earnings over each increment’s individual restriction period. See “Note 15. Share-Based Compensation” for additional information.

Asset Retirement Obligations, Policy [Policy Text Block]
Asset Retirement Obligations

The Company accounts for asset retirement obligations in accordance with ASC 410, “Asset Retirement and Environmental Obligations”. A liability and an asset are recorded equal to the present value of the estimated costs associated with the retirement of long-lived assets where a legal or contractual obligation exists and the liability can be reasonably estimated. The liability is accreted over time and the asset is depreciated over the remaining life of the related asset. Upon settlement of the liability, we will recognize a gain or loss for any difference between the settlement amount and the liability recorded. Asset retirement obligations with indeterminate settlement dates are not recorded until such time that a reasonable estimate may be made. Asset retirement obligations consist primarily of landfill closure and post-closure costs at certain of our paperboard mills. At September 30, 2012 and September 30, 2011, liabilities of $16.3 million and $14.9 million, respectively, were accrued.

Maintenance Cost, Policy [Policy Text Block]
Repair and Maintenance Costs

We expense routine repair and maintenance costs as we incur them. We defer expenses we incur during planned major maintenance activities and recognize the expenses ratably over the shorter of the estimated interval until the next major maintenance activity, the life of the deferred item, or until the next major maintenance activity occurs. This maintenance is generally performed every twelve to twenty-four months and has a significant impact on our results of operations in the period performed primarily due to lost production during the maintenance period.

Foreign Currency Transactions and Translations Policy [Policy Text Block]

Foreign Currency

We translate the assets and liabilities of our foreign operations from their functional currency into U.S. dollars at the rate of exchange in effect as of the balance sheet date. We reflect the resulting translation adjustments in equity. We translate the revenues and expenses of our foreign operations at a daily average rate prevailing for each month during the fiscal year. We include gains or losses from foreign currency transactions, such as those resulting from the settlement of foreign receivables or payables, in the consolidated statements of income. We recorded a loss of $5.5 million in fiscal 2012, a gain of $3.9 million in fiscal 2011, and a loss of $0.5 million in 2010 from foreign currency transactions. We also recorded a foreign currency loss of approximately $13.5 million in fiscal 2011 related to a Canadian intercompany loan.

Environmental Costs, Policy [Policy Text Block]

Environmental Remediation Costs

We accrue for losses associated with our environmental remediation obligations when it is probable that we have incurred a liability and the amount of the loss can be reasonably estimated. We generally recognize accruals for estimated losses from our environmental remediation obligations no later than completion of the remedial feasibility study and adjust such accruals as further information develops or circumstances change. We recognize recoveries of our environmental remediation costs from other parties as assets when we deem their receipt probable.

Description of Business and Summary of Significant Accounting Policies (Tables)	12 Months Ended
Sep. 30, 2012
Description of Business and Summary of Significant Accounting Policies [Abstract]
Schedule of Valuation and Qualifying Accounts Disclosure [Text Block]
The following table represents a summary of the changes in the reserve for allowance for doubtful accounts, returns and allowances and cash discounts for fiscal 2012, 2011, and 2010 (in millions):

	2012	2011	2010
Balance at the beginning of period	$30.1	$7.8	$8.8
Reduction in sales and charges to costs and expenses (1)	107.9	78.2	32.8
Deductions	(111.1)	(55.9)	(33.8)
Balance at the end of period	$26.9	$30.1	$7.8
(1) Includes the impact of acquisitions.

Property, Plant and Equipment, Estimated Useful Lives [Table Text Block]
For financial reporting purposes, we provide depreciation and amortization primarily on a straight-line method over the estimated useful lives of the assets as follows:

Buildings and building improvements	15-40 years
Machinery and equipment	3-44 years
Transportation equipment	3-8 years

Earnings per Share (Tables)	12 Months Ended
Sep. 30, 2012
Earnings Per Share [Abstract]
Schedule of earnings per share, basic and diluted
The following table sets forth the computation of basic and diluted earnings (loss) per share under the two-class method (in millions, except per share data):

	September 30,
	2012	2011	2010
Basic earnings per share:
Numerator:
Net income attributable to Rock-Tenn Company shareholders	$249.1	$141.1	$225.6
Less: Distributed and undistributed income available to participating securities	(0.8)	(1.4)	(2.5)
Distributed and undistributed income attributable to Rock-Tenn Company shareholders	$248.3	$139.7	$223.1
Denominator:
Basic weighted average shares outstanding	71.2	49.7	38.4
Basic earnings per share attributable to Rock-Tenn Company shareholders	$3.49	$2.81	$5.80

Diluted earnings per share:
Numerator:
Net income attributable to Rock-Tenn Company shareholders	$249.1	$141.1	$225.6
Less: Distributed and undistributed income available to participating securities	(0.7)	(1.4)	(2.5)
Distributed and undistributed income attributable to Rock-Tenn Company shareholders	$248.4	$139.7	$223.1
Denominator:
Basic weighted average shares outstanding	71.2	49.7	38.4
Effect of dilutive stock options and non-participating securities	0.9	0.8	0.7
Diluted weighted average shares outstanding	72.1	50.5	39.1
Diluted earnings per share attributable to Rock-Tenn Company shareholders	$3.45	$2.77	$5.70

Other Comprehensive Income (Loss) (Tables)	12 Months Ended
Sep. 30, 2012
Comprehensive Income and Equity [Abstract]
Schedule of accumulated other comprehensive income (loss)
Accumulated other comprehensive loss is comprised of the following, net of taxes (in millions):

	September 30,
	2012	2011
Foreign currency translation gain	$47.5	$29.5
Net deferred loss on cash flow hedges	(0.2)	(1.6)
Unrecognized pension net loss	(545.5)	(325.8)
Unrecognized pension prior service cost	(2.3)	(1.3)
Accumulated other comprehensive loss	$(500.5)	$(299.2)

Schedule of comprehensive income (loss)
A summary of the components of other comprehensive income (loss) for the years ended September 30, 2012, 2011 and 2010, is as follows (in millions):

Fiscal 2012	Pre-Tax Amount	Tax	Net of Tax Amount
Foreign currency translation gain	$18.3	$—	$18.3
Net deferred loss on cash flow hedges	(0.1)	0.1	—
Reclassification adjustment of net loss on cash flow hedges included in earnings	2.3	(0.9)	1.4
Net actuarial loss arising during period	(375.0)	140.8	(234.2)
Amortization of net actuarial loss	21.4	(8.1)	13.3
Prior service cost arising during period	(2.2)	0.8	(1.4)
Amortization of prior service cost	0.7	(0.3)	0.4
Consolidated other comprehensive loss	(334.6)	132.4	(202.2)
Less: Other comprehensive loss attributable to noncontrolling interests	0.9	—	0.9
Other comprehensive loss attributable to Rock-Tenn Company shareholders	$(333.7)	$132.4	$(201.3)

Fiscal 2011	Pre-Tax Amount	Tax	Net of Tax Amount
Foreign currency translation loss	$(13.0)	$0.1	$(12.9)
Net deferred loss on cash flow hedges	(0.4)	0.1	(0.3)
Reclassification adjustment of net loss on cash flow hedges included in earnings	6.9	(2.9)	4.0
Net actuarial loss arising during period	(336.0)	124.8	(211.2)
Amortization of net actuarial loss	18.9	(6.7)	12.2
Prior service credit arising during period	0.3	—	0.3
Amortization of prior service cost	0.7	(0.3)	0.4
Consolidated other comprehensive loss	(322.6)	115.1	(207.5)
Less: Other comprehensive loss attributable to noncontrolling interests	0.5	—	0.5
Other comprehensive loss attributable to Rock-Tenn Company shareholders	$(322.1)	$115.1	$(207.0)

Fiscal 2010	Pre-Tax Amount	Tax	Net of Tax Amount
Foreign currency translation gain	$7.6	$(0.4)	$7.2
Net deferred loss on cash flow hedges	(6.2)	2.7	(3.5)
Reclassification adjustment of net loss on cash flow hedges included in earnings	9.9	(3.9)	6.0
Net actuarial loss arising during period	(13.6)	5.2	(8.4)
Amortization of net actuarial loss	19.3	(7.3)	12.0
Prior service cost arising during period	(0.2)	—	(0.2)
Amortization of prior service cost	0.9	(0.4)	0.5
Other adjustments	—	(1.7)	(1.7)
Consolidated other comprehensive income	17.7	(5.8)	11.9
Less: Other comprehensive loss attributable to noncontrolling interests	4.3	—	4.3
Other comprehensive income attributable to Rock-Tenn Company shareholders	$22.0	$(5.8)	$16.2

Inventories (Tables)	12 Months Ended
Sep. 30, 2012
Inventories [Abstract]
Schedule of inventories
Inventories are as follows (in millions):

	September 30,
	2012	2011
Finished goods and work in process	$325.4	$331.1
Raw materials	372.7	404.0
Supplies and spare parts	197.1	173.1
Inventories at FIFO cost	895.2	908.2
LIFO reserve	(33.3)	(58.4)
Net inventories	$861.9	$849.8

Acquisitions (Tables)	12 Months Ended
Sep. 30, 2012
Acquisitions [Abstract]
Purchase price allocation, opening balance
The following table summarizes the estimated fair values of the assets acquired and liabilities assumed by major class of assets and liabilities as of the acquisition date, as well as adjustments made during fiscal 2012 (referred to as “measurement period adjustments”) (in millions):

	Amounts Recognized as of Acquisition Date(1)	Measurement Period Adjustments(2)	Amounts Recognized as of Acquisition Date (as Adjusted)(3)
Current assets, net of cash acquired	$1,459.5	$(6.8)	$1,452.7
Property, plant, and equipment	4,391.4	(12.1)	4,379.3
Goodwill	1,091.6	(10.9)	1,080.7
Intangible assets	691.4	21.7	713.1
Other long-term assets	95.5	19.0	114.5
Total assets acquired	7,729.4	10.9	7,740.3

Current portion of debt	9.4	—	9.4
Current liabilities	816.7	6.6	823.3
Long-term debt due after one year	1,171.1	—	1,171.1
Accrued pension and other long-term benefits	1,205.8	(4.1)	1,201.7
Noncontrolling interest and other long-term liabilities	787.8	8.4	796.2
Total liabilities and noncontrolling interest assumed	3,990.8	10.9	4,001.7

Net assets acquired	$3,738.6	$—	$3,738.6

(1)	As previously reported in the Notes to Consolidated Financial Statements included in our Fiscal 2011 Form 10-K.

(2)
The measurement period adjustments recorded in fiscal 2012 did not have a significant impact on our condensed consolidated statements of income for any period of fiscal 2012 or 2011. In addition, these adjustments did not have a significant impact on our condensed consolidated balance sheet as of September 30, 2011. Therefore, we have recorded the cumulative impact in fiscal 2012 and have not retrospectively adjusted the comparative 2011 financial information presented herein.

(3)
The measurement period adjustments were due primarily to refinements of third party appraisals related to certain property, plant and equipment and intangible assets and related estimated useful lives as well as adjustments to certain tax accounts based on among other things, adjustments to deferred tax liabilities including the recent appraisal adjustments, analysis of the tax basis of acquired assets and liabilities and other tax adjustments. The net impact of the measurement period adjustments resulted in a net decrease to goodwill.

Schedule of Finite-Lived Intangible Assets Acquired as Part of Business Combination

The following table summarizes the weighted average life and gross carrying amount relating to intangible assets recognized in the Smurfit-Stone Acquisition, excluding goodwill (in millions):

	Weighted Avg. Life	Gross Carrying Amount
Customer relationships	10.5	$663.0
Favorable contracts	6.9	23.5
Technology and patents	8.0	13.3
Trademarks and tradenames	3.5	10.3
Non-compete agreements	2.0	3.0
Total	10.2	$713.1

Schedule of pro forma information related to acquisition
The unaudited pro forma financial information does not reflect the impact of future events that may occur after the acquisition, including, but not limited to, anticipated costs savings from synergies or other operational improvements (in millions).

	Year Ended September 30,
	2011	2010
	(Unaudited)
Net sales	$9,574.5	$8,959.6
Net income attributable to Rock-Tenn Company shareholders	$341.1	$1,390.2

Restructuring and Other Costs, Net (Tables)	12 Months Ended
Sep. 30, 2012
Restructuring and Other Costs, Net [Abstract]
Schedule of restructuring and other costs, net
The following table presents a summary of restructuring and other charges, net, related to active restructuring and other initiatives that we incurred during the fiscal year, the cumulative recorded amount since we announced the initiative, and the total we expect to incur (in millions):

Summary of Restructuring and Other Costs, Net

Segment	Period	Net Property, Plant and Equipment (1)	Severance and Other Employee Related Costs	Equipment and Inventory Relocation Costs	Facility Carrying Costs	Other Costs	Total
Corrugated Packaging(a)	Fiscal 2012	$16.6	$10.5	$3.5	$5.6	$4.7	$40.9
	Fiscal 2011	16.7	7.8	1.2	1.1	0.7	27.5
	Fiscal 2010	0.6	0.6	—	—	0.1	1.3
	Cumulative	33.9	18.9	4.7	6.7	5.5	69.7
	Expected Total	33.9	18.9	7.5	10.8	5.5	76.6
Consumer Packaging(b)	Fiscal 2012	(3.4)	0.2	0.6	0.2	—	(2.4)
	Fiscal 2011	1.0	2.3	0.9	0.7	0.2	5.1
	Fiscal 2010	3.7	1.1	0.2	0.1	0.7	5.8
	Cumulative	1.3	3.6	1.7	1.0	1.0	8.6
	Expected Total	1.3	3.6	1.7	1.6	1.0	9.2
Recycling(c)	Fiscal 2012	1.6	0.3	—	0.1	0.3	2.3
	Fiscal 2011	—	—	—	0.1	—	0.1
	Fiscal 2010	—	—	—	0.1	—	0.1
	Cumulative	1.6	0.3	—	0.4	0.4	2.7
	Expected Total	1.6	0.3	0.2	0.5	0.4	3.0
Other(d)	Fiscal 2012	—	—	—	—	34.4	34.4
	Fiscal 2011	—	—	—	—	60.6	60.6
	Fiscal 2010	—	—	—	—	0.2	0.2
	Cumulative	—	—	—	—	95.2	95.2
	Expected Total	—	—	—	—	95.2	95.2
Total	Fiscal 2012	$14.8	$11.0	$4.1	$5.9	$39.4	$75.2
	Fiscal 2011	$17.7	$10.1	$2.1	$1.9	$61.5	$93.3
	Fiscal 2010	$4.3	$1.7	$0.2	$0.2	$1.0	$7.4
	Cumulative	$36.8	$22.8	$6.4	$8.1	$102.1	$176.2
	Expected Total	$36.8	$22.8	$9.4	$12.9	$102.1	$184.0

(1)
“Net property, plant and equipment” as used in this Note 7 is the sum of property, plant and equipment impairment losses, subsequent adjustments to fair value for assets classified as held for sale, and subsequent (gains) or losses on sales of property, plant and equipment and related parts and supplies and accelerated depreciation on such assets.

When we close a facility, if necessary, we recognize an impairment charge primarily to reduce the carrying value of equipment or other property to their estimated fair value less cost to sell, and record charges for severance and other employee related costs. Any subsequent change in fair value, less cost to sell, prior to disposition is recognized as identified; however, no gain is recognized in excess of the cumulative loss previously recorded. At the time of each announced closure, we generally expect to record future charges for equipment relocation, facility carrying costs, costs to terminate a lease or contract before the end of its term and other employee related costs. Expected future charges are reflected in the table above in the “Expected Total” lines until incurred. Although specific circumstances vary, our strategy has generally been to consolidate our sales and operations into large well-equipped plants that operate at high utilization rates and take advantage of available capacity created by operational excellence initiatives. Therefore, we transfer a substantial portion of each plant’s assets and production to our other plants. We believe these actions have allowed us to more effectively manage our business.

(a)
The Corrugated Packaging segment current year charges primarily reflect the closure of our Matane, Quebec containerboard mill, a machine taken out of operation at our Hodge, LA containerboard mill and seven corrugated container plants, all acquired in the Smurfit-Stone Acquisition (each initially recorded and five closed in fiscal 2012) and charges associated primarily with on-going closure costs at certain of six other corrugated container plants acquired in the Smurfit-Stone Acquisition (each initially recorded in fiscal 2011, five of the six were closed in fiscal 2011 and one closed in fiscal 2012) and our legacy Hauppauge, NY sheet plant (initially recorded in fiscal 2010 and closed in fiscal 2011), net of a gain on sale in fiscal 2012 primarily for our Santa Fe Springs, CA corrugated converting facility. The current year expenses in the “Other Costs” column primarily represent repayment of energy credits and site environmental closure activities at the Matane mill. The cumulative charges are primarily for the facilities mentioned above and fiscal 2011 charges related to kraft paper assets at our Hodge containerboard mill we acquired in the Smurfit-Stone Acquisition. We have transferred a substantial portion of each closed facility's production to our other facilities.

(b)
The Consumer Packaging segment current year activity primarily reflects the gain on sale of our Columbus, IN laminated paperboard converting operation and Milwaukee, WI folding carton facility (initially recorded and closed in fiscal 2011) and on-going closure costs associated with previously closed facilities. The cumulative charges primarily reflect the actions mentioned above as well as closure costs at certain of four interior packaging plants (three initially recorded and closed in fiscal 2011 and one initially recorded and closed in fiscal 2010), our Columbus laminated paperboard converting operation and our Macon, GA drum manufacturing operation (each initially recorded and closed in fiscal 2010) and our Drums, PA interior packaging plant (initially recorded and closed in fiscal 2010).

(c)
The Recycling segment current year charges primarily reflect the closure of six collection facilities (each initially recorded and three closed in fiscal 2012) and the cumulative charges reflect the preceding actions as well as carrying costs for two collections facilities shutdown in a prior year.

(d)
The expenses in the “Other Costs” column primarily reflect costs incurred primarily as a result of our Smurfit-Stone Acquisition, including merger integration expenses. The pre-tax charges are summarized below (in millions):

	Acquisition Expenses	Integration Expenses	Other Expenses	Total
Fiscal 2012	$2.9	$32.1	$(0.6)	$34.4
Fiscal 2011	20.2	40.4	—	60.6

Acquisition expenses include expenses associated with the Smurfit-Stone Acquisition and other acquisitions, whether consummated or not. Acquisition expenses primarily consist of advisory, legal, accounting, valuation and other professional or consulting fees. Integration expenses reflect primarily severance and other employee costs, professional services including work being performed to facilitate the Smurfit-Stone integration including information systems integration costs, lease expense and other costs. Due to the complexity and duration of the integration activities the precise amount expected to be incurred has not been quantified above. We expect integration activities to continue into fiscal 2013.

Schedule of Restructuring and Other Costs Reserve By Type of Cost Text Block [Table Text Block]
The following table represents a summary of and the changes in the restructuring accrual, which is primarily composed of lease commitments, accrued severance and other employee costs, and a reconciliation of the restructuring accrual to the line item “Restructuring and other costs, net” on our consolidated statements of income for fiscal 2012, 2011, and 2010 (in millions):

	2012	2011	2010
Accrual at beginning of fiscal year	$26.7	$1.4	$1.1
Accruals acquired in Smurfit-Stone Acquisition	—	9.2	—
Additional accruals	26.9	30.8	1.9
Payments	(28.0)	(14.4)	(1.6)
Adjustment to accruals	(2.9)	(0.3)	—
Accrual at September 30,	$22.7	$26.7	$1.4

Reconciliation of accruals and charges to restructuring and other costs, net:
	2012	2011	2010
Additional accruals and adjustments to accruals (see table above)	$24.0	$30.5	$1.9
Acquisition expenses	2.9	20.2	—
Integration expenses	23.0	20.2	—
Net property, plant and equipment	14.8	17.7	4.3
Severance and other employee costs	0.6	0.3	0.2
Equipment relocation	4.1	2.1	0.2
Facility carrying costs	5.9	1.9	0.2
Other	(0.1)	0.4	0.6
Total restructuring and other costs, net	$75.2	$93.3	$7.4

Schedule of Restructuring Costs Included in Other Expenses [Table Text Block]
The expenses in the “Other Costs” column primarily reflect costs incurred primarily as a result of our Smurfit-Stone Acquisition, including merger integration expenses. The pre-tax charges are summarized below (in millions):

	Acquisition Expenses	Integration Expenses	Other Expenses	Total
Fiscal 2012	$2.9	$32.1	$(0.6)	$34.4
Fiscal 2011	20.2	40.4	—	60.6

Other Intangible Assets (Tables)	12 Months Ended
Sep. 30, 2012
Other Intangible Assets [Abstract]
Schedule of gross carrying amount and accumulated amortization relating to intangible assets excluding goodwill
The gross carrying amount and accumulated amortization relating to intangible assets, excluding goodwill, is as follows (in millions):

		September 30,
		2012		2011
	Weighted Avg. Life	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Customer relationships	11.7	$873.9	$(153.6)	$801.9	$(76.4)
Favorable contracts	10.4	42.2	(18.8)	41.8	(10.7)
Technology and patents	8.1	14.3	(3.2)	14.3	(1.4)
Trademarks and tradenames	30.2	30.3	(6.4)	30.1	(2.8)
Non-compete agreements	2.0	5.1	(4.1)	5.1	(2.5)
License costs	10.0	15.9	(0.5)	—	—
Total	12.1	$981.7	$(186.6)	$893.2	$(93.8)

Estimated intangible asset future amortization expense	Estimated intangible asset amortization expense for the succeeding five fiscal years is as follows (in millions):

Fiscal 2013	$91.8
Fiscal 2014	88.6
Fiscal 2015	84.7
Fiscal 2016	84.0
Fiscal 2017	84.0

Debt (Tables)	12 Months Ended
Sep. 30, 2012
Debt [Abstract]
Components of debt
The following were individual components of debt (in millions):

	September 30,
	2012	2011
5.625% notes due March 2013(a)	$80.6	$80.9
9.25% notes due March 2016(b)	—	299.2
4.45% notes due March 2019(c)	349.7	—
3.50% notes due March 2020(d)	347.1	—
4.90% notes due March 2022(c)	399.3	—
4.00% notes due March 2023(d)	346.3	—
Term loan facilities(e) (f)	1,222.6	2,223.1
Revolving credit and swing facilities(e) (f)	242.3	238.0
Receivables-backed financing facility(g)	410.0	559.0
Industrial development revenue bonds, bearing interest at variable rates (2.54% at September 30, 2011)(h)	—	17.4
Other debt	14.6	28.2
Total debt	3,412.5	3,445.8
Less current portion of debt	261.3	143.3
Long-term debt due after one year	$3,151.2	$3,302.5

A portion of the debt classified as long-term, which includes the term loans, receivables-backed, revolving and swing facilities, may be paid down earlier than scheduled at our discretion without penalty. During fiscal 2012, 2011, and 2010, amortization of debt issuance costs charged to interest expense was $10.8 million, $7.7 million, and $6.1 million, respectively.

(a)
In March 2003, we sold $100.0 million in aggregate principal amount of our 5.625% notes due March 2013 (“March 2013 Notes”). We are amortizing debt issuance costs of approximately $0.8 million over the term of the March 2013 Notes. In the first quarter of fiscal 2010, we repurchased $19.5 million of our March 2013 Notes at an average price of approximately 98% of par and recorded an aggregate gain on extinguishment of debt of approximately $0.5 million. The amount in the table above is net of hedge adjustments resulting from terminated interest rate swaps and unamortized discount. Giving effect to the amortization of the original issue discount, the terminated fair value hedge adjustments and the debt issuance costs, the effective interest rate on the March 2013 Notes is approximately 5.73%. As discussed below, the February 22, 2012 repayment of our term loan B facility, in conjunction with our then current credit rating removed the security pledge from our March 2013 Notes.

(b)
On March 5, 2008, we issued $200.0 million aggregate principal amount of 9.25% senior notes due March 2016 (“March 2016 Notes”). The March 2016 Notes were originally issued at a discount of $1.4 million and incurred debt issuance costs of $4.7 million. On May 29, 2009, we issued an additional $100.0 million aggregate principal amount of March 2016 Notes (the “Additional Notes”) and as a result incurred debt issuance costs of approximately $2.7 million related to the Additional Notes; these debt issuance costs, together with the original issue debt discount and debt issuance costs, were being amortized through the maturity date of the March 2016 Notes. On March 15, 2012, we redeemed our March 2016 Notes at a redemption price equal to 104.625% of the principal amount of the March 2016 Notes, plus the accrued and unpaid interest. We recorded an aggregate loss on extinguishment of debt of approximately $18.7 million for the redemption premium and to expense unamortized deferred financing and discount costs.

(c)
On February 22, 2012, we issued $350.0 million aggregate principal amount of 4.45% senior notes due March 2019 (“March 2019 Notes”) and issued $400.0 million aggregate principal amount of 4.90% senior notes due March 2022 (“March 2022 Notes”) in an unregistered offering pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). We issued the March 2019 Notes and March 2022 Notes at a discount of approximately $0.3 million and $0.8 million, respectively, and recorded debt issuance costs in connection with the March 2019 Notes and March 2022 Notes of approximately $3.2 million and $3.6 million respectively, which are being amortized over the respective term of the notes. Giving effect to the amortization of the original issue discount and the debt issuance costs, the effective interest rates of the March 2019 Notes and March 2022 Notes are approximately 4.58% and 5.00%, respectively.

(d)
On September 11, 2012, we issued $350.0 million aggregate principal amount of 3.50% senior notes due March 2020 (“March 2020 Notes”) and issued $350.0 million aggregate principal amount of 4.00% senior notes due March 2023 (“March 2023 Notes”) in an unregistered offering pursuant to Rule 144A and Regulation S under the Securities Act. We issued the March 2020 and March 2023 notes at a discount of approximately $3.0 million and $3.7 million, respectively, and recorded debt issuance costs in connection with the March 2020 and March 2023 notes of approximately $2.6 million and $2.7 million, respectively, which are being amortized over the respective term of the notes. Giving effect to the amortization of the original issue discount and the debt issuance costs, the effective interest rates of the March 2020 and March 2023 Notes are approximately 3.75% and 4.20%, respectively. We used the net proceeds from the offering to repay a portion of the outstanding loans under our Terminated Credit Facility (as hereinafter defined) and to pay costs and expenses associated with the transaction. We repaid approximately $288 million outstanding under our revolving credit facility, $345.5 million outstanding under our term loan A facility and $54.5 million outstanding under our term loan A2 facility.

(e)
On September 27, 2012 we entered into an unsecured Amended and Restated Credit Agreement (the “Credit Facility”) with an original maximum principal amount of approximately $2.7 billion before scheduled payments. The Credit Facility includes a $1.475 billion, 5-year revolving credit facility and a $1.223 billion, 5-year term loan facility. All obligations under the Credit Facility are fully and unconditionally guaranteed by our existing and future wholly-owned U.S. subsidiaries, except for certain present and future unrestricted subsidiaries and certain other limited exceptions. In addition, the obligations of Rock-Tenn Company of Canada are guaranteed by Rock-Tenn Company and all such wholly-owned U.S. subsidiaries, as well as by wholly-owned Canadian subsidiaries of RockTenn, other than certain present and future unrestricted subsidiaries and certain other limited exceptions.

Up to $250.0 million under the revolving credit facility may be used for the issuance of letters of credit. In addition, up to $350.0 million of the revolving credit facility may be used to fund borrowings in Canadian dollars. At September 30, 2012 and September 30, 2011, the amount committed under the credit facilities for loans to a Canadian subsidiary was $300.0 million and $300.0 million, respectively. At September 30, 2012, available borrowings under the revolving credit portion of the Credit Facility, reduced by outstanding letters of credit not drawn upon of approximately $54.7 million issued under the Credit Facility and including the application of our maximum leverage ratio, were approximately $935 million.

At our option, borrowings under the Credit Facility bear interest at either a base rate or at the London Interbank Offered Rate (“LIBOR”), plus, in each case, an applicable margin. In addition, advances in Canadian dollars may be made by way of purchases of bankers' acceptances. We are required to pay fees in respect of outstanding letters of credit at a rate equal to the applicable margin for LIBOR-based borrowings based upon a Credit Agreement Leverage Ratio. The following table summarizes the applicable margins and percentages related to the revolving credit facility and term loan of the Credit Facility:

	Range	September 30, 2012
Applicable margin/percentage for determining:
LIBOR-based loans and banker's acceptance advances interest rate (1)	1.375%-2.000%	1.75%
Base rate-based borrowings (1)	0.375%-1.000%	0.75%
Facility commitment (2)	0.200%-0.325%	0.25%

(1)	The rates vary based on our Leverage Ratio, as defined in the Amended and Restated Credit Agreement.

(2)	Applied to the aggregate borrowing availability based on the Leverage Ratio, as defined below.

The variable interest rate, including the applicable margin, on our term loan facility was 1.97% at September 30, 2012. Interest rates on our revolving credit facility for borrowings both in the U.S. and Canada ranged from 3.04% to 4.00% at September 30, 2012.

The Credit Facility contains certain prepayment requirements and customary affirmative and negative covenants. The negative covenants include covenants that, subject to certain exceptions, contain: limitations on liens and further negative pledges; limitations on sale-leaseback transactions; limitations on debt and prepayments, redemptions or repurchases of certain debt and equity; limitations on mergers and asset sales; limitations on sales, transfers and other dispositions of assets; limitations on loans and certain other investments; limitations on restrictions affecting subsidiaries; (i) limitations on transactions with affiliates; (ii) limitations on changes to accounting policies or (iii) fiscal periods; limitations on speculative hedge transactions; and restrictions on modification or waiver of material documents in a manner materially adverse to the lenders.

In addition, the Credit Facility includes financial covenants requiring that we maintain a maximum total leverage ratio and minimum interest coverage ratio. The terms of the Credit Facility require us to maintain a leverage ratio (which is the ratio of our total funded debt less certain amounts of unrestricted cash, to Credit Agreement EBITDA, as defined, for the preceding four fiscal quarters (“Leverage Ratio”) of not greater than 3.75 to 1.00 for fiscal quarters ending from September 30, 2012 through September 30, 2013, and not greater than 3.50 to 1.00 for fiscal quarters ending thereafter. In addition, we must maintain an interest coverage ratio (which is the ratio of Credit Agreement EBITDA for the preceding four fiscal quarters to cash interest expense for such period) of not less than 3.50 to 1.00 for any fiscal quarters ending on or after September 30, 2012. Credit Agreement EBITDA is calculated in accordance with the definition contained in our Amended and Restated Credit Agreement. Credit Agreement EBITDA is generally defined as consolidated net income of RockTenn for any fiscal period plus the following to the extent such amounts are deducted in determining such consolidated net income: (i) consolidated interest expense, (ii) consolidated tax expenses, (iii) depreciation and amortization expenses, (iv) financing expenses and write-offs, including remaining portions of original issue discount on prepayment of indebtedness, prepayment premiums and commitment fees, (v) inventory expenses associated with the write up of Smurfit-Stone inventory acquired in the merger and other permitted acquisitions, (vi) all other non-cash charges, (vii) all legal, accounting and professional advisory expenses incurred in respect of the Smurfit-Stone Acquisition and other permitted acquisitions and related financing transactions, (vii) certain expenses and costs incurred in connection with the Smurfit-Stone Acquisition and associated synergies, restructuring charges, and certain other charges and expenses, subject to certain limitations specified in the Credit Facility, (viii) certain other charges and expenses unrelated to the Smurfit-Stone Acquisition subject to certain specified limitations in the Credit Facility, and (ix) for certain periods, run-rate synergies expected to be achieved due to the Smurfit-Stone Acquisition not already included in EBITDA and adjustments to include Smurfit-Stone EBITDA as outlined in the Amended and Restated Credit Agreement related to periods prior to the acquisition (“Credit Agreement EBITDA”). We test and report our compliance with these covenants each quarter. We are in compliance with all of our covenants.

The credit facilities also contain certain customary events of default, including relating to non-payment, breach of representations, warranties or covenants, default on other material debt, bankruptcy and insolvency events, invalidity or impairment of loan documentation, collateral or subordination provisions, change of control and customary ERISA defaults. The term “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder.

(f)
On May 27, 2011, we entered into a Credit Agreement, which we terminated on September 27, 2012 as discussed below, (the “Terminated Credit Facility”) with an original maximum principal amount of $3.7 billion before scheduled payments. The Terminated Credit Facility included a $1.475 billion, 5-year revolving credit facility, a $1.475 billion, 5-year term loan A facility, and included a $750 million, 7-year term loan B facility prior to its repayment on February 22, 2012. The borrowings under the Credit Facility were primarily used to finance the Smurfit-Stone Acquisition in part, to repay certain outstanding indebtedness of Smurfit-Stone, to refinance certain of our existing credit facilities, to pay for fees and expenses incurred in connection with the acquisition, and for other corporate purposes. The variable interest rate, including the applicable margin, on our term loan A facility, before the effect of interest rate swaps, was 2.23% at September 30, 2011. Interest rates on our revolving credit facility for borrowings both in the U.S. and Canada ranged from 3.25% to 4.00% at September 30, 2011. On May 27, 2011, at the effective time of the Smurfit-Stone Acquisition, in connection with our entry into the Terminated Credit Facility, we terminated our then existing credit agreement, dated as of March 5, 2008, as amended, following the payment in full of all outstanding indebtedness under the then existing credit agreement. There were no material early termination penalties incurred as a result of the termination. We recorded a loss on extinguishment of debt of $39.5 million primarily for fees paid to certain creditors and third parties and to write-off certain unamortized deferred financing costs related to the termination and capitalized approximately $43.3 million of debt issuance costs in other assets related to the new credit agreements, including amounts related to our receivables-backed financing facility.

On December 2, 2011, we amended our Terminated Credit Facility which permitted the issuance of debt that could be secured on an equal and ratable basis with the Terminated Credit Facility provided no portion of the term loan B facility remained outstanding. The amendment also provided for a $227.0 million term loan A2 tranche to be drawn upon by us in either a single drawing or in two separate drawings in minimum draws of $100.0 million, at our discretion, on or prior to March 31, 2012, and amended other terms of a technical nature. On February 22, 2012, we repaid our term loan B facility using the proceeds from the issuance of the March 2019 and March 2022 Notes. We recorded a loss on extinguishment of debt of $0.8 million to write-off unamortized deferred financing costs. The repayment of our term loan B facility, in conjunction with our then current credit rating removed the security pledge from our Terminated Credit Facility and our March 2013 Notes. Borrowings under the term loan B facility had applicable margins of 2.75% for LIBOR-based loans (with LIBOR to be no lower than 0.75%) and 1.75% for base rate-based loans. The interest rate for borrowings under the term loan B facility was 3.50% at September 30, 2011.

On March 14, 2012, we drew down the full amount of the term loan A2 tranche, along with revolver borrowings, to pay off our March 2016 Notes. On March 30, 2012, we amended our Terminated Credit Facility which provided for the ability to guaranty the obligations of any restricted subsidiary in respect of indebtedness incurred by a restricted subsidiary to the extent such indebtedness is permitted under the Credit Agreement, to incur unsecured indebtedness in respect of letters of credit, letters of guaranty or similar instruments having an aggregate face amount not to exceed $100.0 million at any time outstanding and to incur indebtedness in an aggregate principal amount of up to $50.0 million pursuant to an “additional indebtedness” carveout to the indebtedness covenant in the Credit Agreement. The applicable margin on LIBOR based term loan A2 was dependent upon our Leverage Ratio.

On September 27, 2012, in connection with our entry into the Credit Facility, we terminated our then existing credit agreement, dated as of May 27, 2011, as amended, following the payment in full of all outstanding indebtedness under the Terminated Credit Facility. There were no early termination penalties incurred as a result of the termination of the Terminated Credit Facility. We recorded a loss on extinguishment of debt of $4.6 million primarily to write-off certain unamortized deferred financing costs related to the termination and capitalized approximately $4.0 million of debt issuance costs in other assets.

(g)
On May 27, 2011, we increased our receivables-backed financing facility (the “Receivables Facility”) to $625.0 million from $135.0 million. The Receivables Facility has been amended to include the trade receivables of additional RockTenn subsidiaries. In addition, the maturity date of the Receivables Facility has been extended until the third anniversary of the Smurfit-Stone Acquisition. Except for $51.0 million classified as short-term at September 30, 2012 that is expected to require the use of current assets for repayment, the borrowings are classified as long-term at September 30, 2012 and September 30, 2011. The borrowing rate, which consists of a blend of the market rate for asset-backed commercial paper and the one month LIBOR rate plus a utilization fee, was 1.34% and 1.36% as of September 30, 2012 and September 30, 2011, respectively. The commitment fee for this facility was 0.30% and 0.30% as of September 30, 2012 and September 30, 2011, respectively. Borrowing availability under this facility is based on the eligible underlying accounts receivable and certain covenants. The agreement governing the Receivables Facility contains restrictions, including, among others, on the creation of certain liens on the underlying collateral. We test and report our compliance with these covenants monthly. We are in compliance with all of our covenants. At September 30, 2012 and September 30, 2011, maximum available borrowings, excluding amounts outstanding, under this facility were approximately $464.0 million and $559.9 million, respectively. The carrying amount of accounts receivable collateralizing the maximum available borrowings at September 30, 2012 was approximately $838.3 million. We have continuing involvement with the underlying receivables as we provide credit and collections services pursuant to the securitization agreement.

(h)	We repaid the industrial development revenue bonds issued by various municipalities in which we maintain facilities on October 3, 2011.

Schedule of aggregate maturities of debt
As of September 30, 2012, the aggregate maturities of debt for the succeeding five fiscal years and thereafter are as follows (in millions):

Fiscal 2013	$261.3
Fiscal 2014	481.2
Fiscal 2015	122.5
Fiscal 2016	122.3
Fiscal 2017	975.9
Thereafter	1,457.0
Unamortized bond discount	(7.7)
Total debt	$3,412.5

Fair Value (Tables)	12 Months Ended
Sep. 30, 2012
Fair Value [Abstract]
Summary of carrying amount and estimated fair value of long-term debt
The following table summarizes the carrying amount and estimated fair value of our long-term debt (in millions):

	September 30, 2012		September 30, 2011
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
March 2013 Notes(1)	$80.6	$81.7	$80.9	$83.1
March 2016 Notes(1)	—	—	299.2	318.7
March 2019 Notes(1)	349.7	376.6	—	—
March 2020 Notes(1)	347.1	356.3	—	—
March 2022 Notes(1)	399.3	434.0	—	—
March 2023 Notes(1)	346.3	357.7	—	—
Term loan facilities(2)	1,222.6	1,222.6	2,223.1	2,223.1
Revolving credit and swing facilities(2)	242.3	242.3	238.0	238.0
Receivables-backed financing facility(2)	410.0	410.0	559.0	559.0
Industrial development revenue bonds(2)	—	—	17.4	17.4
Other long-term debt(2)(3)	14.6	15.4	28.2	30.3
Total debt	$3,412.5	$3,496.6	$3,445.8	$3,469.6

(1)	Fair value is categorized as level 2 within the fair value hierarchy since the notes trade infrequently. Fair value is based on quoted market prices.

(2)
Fair value approximates the carrying amount as the variable interest rates reprice frequently at observable current market rates. As such, fair value is categorized as level 2 within the fair value hierarchy.

(3)
Fair value for certain debt is estimated based on the discounted value of future cash flows using observable current market interest rates offered for debt of similar credit risk and maturity. As such, fair value is categorized as level 2 within the fair value hierarchy.

Leases (Tables)	12 Months Ended
Sep. 30, 2012
Leases [Abstract]
Schedule of future minimum rental payments for operating leases
As of September 30, 2012, future minimum lease payments under all noncancelable leases for the succeeding five fiscal years and thereafter are as follows (in millions):

Fiscal 2013	$40.6
Fiscal 2014	36.7
Fiscal 2015	31.4
Fiscal 2016	26.2
Fiscal 2017	22.0
Thereafter	89.9
Total future minimum lease payments	$246.8

Income Taxes (Tables)	12 Months Ended
Sep. 30, 2012
Income Taxes [Abstract]
Schedule of Income before Income Tax, Domestic and Foreign [Table Text Block]
The components of income before income taxes are as follows (in millions):

	Year Ended September 30,
	2012	2011	2010
United States	$374.7	$163.7	$263.6
Foreign	14.4	51.8	31.8
Income before income taxes	$389.1	$215.5	$295.4

Schedule of Components of Income Tax Expense (Benefit) [Table Text Block]
The provision (benefit) for income taxes consist of the following components (in millions):

	Year Ended September 30,
	2012	2011	2010
Current income taxes:
Federal	$(4.5)	$(0.4)	$92.7
State	7.5	0.5	11.3
Foreign	10.5	9.4	11.8
Total current	13.5	9.5	115.8
Deferred income taxes:
Federal	129.1	55.5	(57.6)
State	(0.6)	1.5	5.2
Foreign	(5.1)	3.0	1.3
Total deferred	123.4	60.0	(51.1)
Provision for income taxes	$136.9	$69.5	$64.7

Schedule of Effective Income Tax Rate Reconciliation [Table Text Block]
The differences between the statutory federal income tax rate and our effective income tax rate are as follows:

	Year Ended September 30,
	2012	2011	2010
Statutory federal tax rate	35.0%	35.0%	35.0%
Foreign rate differential	0.2	(2.5)	—
Adjustment and resolution of federal, state and foreign tax uncertainties	(0.1)	0.3	(0.3)
State taxes, net of federal benefit	3.4	2.3	1.9
Research and development and other tax credits, net of valuation allowances	(0.5)	(1.1)	(1.5)
Alternative fuel credits	—	—	(3.4)
Cellulosic biofuel credit, net of incremental state tax impact	—	—	(9.4)
Income attributable to noncontrolling interest	(0.1)	(0.3)	(0.2)
Nondeductible deal fees	—	1.3	—
Change in valuation allowance	(1.3)	—	—
Other, net	(1.4)	(2.7)	(0.2)
Effective tax rate	35.2%	32.3%	21.9%

Schedule of Deferred Tax Assets and Liabilities [Table Text Block]

The tax effects of temporary differences that give rise to deferred income tax assets and liabilities consist of the following (in millions):

	September 30,
	2012	2011
Deferred income tax assets:
Accruals and allowances	$25.2	$17.6
Employee related accruals and allowances	107.5	113.4
Pension obligations	489.0	447.3
State net operating loss carryforwards	44.2	54.5
State credit carryforwards, net of federal benefit	47.0	51.7
CBPC and other federal tax credit carryforwards	225.6	220.8
Federal net operating loss carryforwards	146.4	167.7
Restricted stock and options	22.4	22.3
Other	21.9	17.0
Valuation allowances	(42.3)	(48.0)
Total	1,086.9	1,064.3
Deferred income tax liabilities:
Property, plant and equipment	1,439.0	1,385.0
Deductible intangibles and goodwill	283.8	288.1
Inventory reserves	80.2	108.6
Deferred gain	31.0	57.1
Other	0.7	0.6
Total	1,834.7	1,839.4
Net deferred income tax liability	$747.8	$775.1

Location of Deferred Taxes in Balance Sheet [Table Text Block]
Deferred taxes are recorded as follows in the consolidated balance sheet (in millions):

	September 30,
	2012	2011
Current deferred tax asset	$104.0	$52.0
Current deferred tax liability	0.1	—
Long-term deferred tax asset	37.1	—
Long-term deferred tax liability	888.8	827.1
Net deferred income tax liability	$747.8	$775.1

Summary of Valuation Allowance [Table Text Block]
The following table represents a summary of the valuation allowances against deferred tax assets for fiscal 2012, 2011, and 2010 (in millions):

	2012	2011	2010
Balance at the beginning of period	$48.0	$40.2	$37.2
Charges to costs and expenses	4.3	5.8	5.6
Allowances related to acquisitions(1)	—	7.8	—
Deductions	(10.0)	(5.8)	(2.6)
Balance at the end of period	$42.3	$48.0	$40.2

(1)	Allowances related to acquisitions in fiscal 2011 are related to the Smurfit-Stone Acquisition.

Summary of Income Tax Contingencies [Table Text Block]
A reconciliation of the beginning and ending amount of gross unrecognized tax benefits is as follows (in millions):

	2012	2011	2010
Balance at the beginning of period	$287.9	$12.2	$13.1
(Reductions) additions related to acquisitions(1)	(1.4)	275.5	—
Additions for tax positions taken in current year	7.0	—	—
Additions for tax positions taken in prior years	—	1.5	1.3
Reductions as a result of a lapse of the applicable statute of limitations	(3.8)	(1.3)	(2.2)
Balance at the end of period	$289.7	$287.9	$12.2

(1)	Adjustments related to acquisitions in fiscal 2012 and 2011 are related to the Smurfit-Stone Acquisition.

Retirement Plans (Tables)	12 Months Ended
Sep. 30, 2012
Retirement Plans [Abstract]
Schedule of Target Allocation by Plan Assets [Table Text Block]
After we consulted with our actuary and investment advisors, we adopted the target allocations in the table that follows for our pension plans to produce the desired performance. These target allocations are guidelines, not limitations, and occasionally plan fiduciaries will approve allocations above or below target ranges or modify the allocations.

Target Allocations

	U.S. Plans		Canadian Plans
	2012	2011	2012	2011
Equity investments	40%	41%	29%	38%
Fixed income investments	45%	46%	58%	56%
Short-term investments	2%	2%	1%	2%
Other investments	13%	11%	12%	4%

Schedule of Allocation of Plan Assets [Table Text Block]
Our actual pension plans' asset allocations by asset category at September 30 were as follows:

	U.S. Plans		Canadian Plans
	2012	2011	2012	2011
Equity investments	42%	28%	31%	35%
Fixed income investments	45%	50%	58%	61%
Short-term investments	3%	13%	2%	1%
Other investments	10%	9%	9%	3%
Total	100%	100%	100%	100%

Schedule of Assumptions Used [Table Text Block]

The assumptions used to measure the benefit plan obligations at September 30 were:

	Pension Plans		Postretirement plans
	2012	2011	2012	2011
Discount rate – U.S. Plans	4.22%	5.27%	4.22%	5.27%
Rate of compensation increase – U.S. Plans	2.00 - 2.50%	3.22%	N/A	N/A
Discount rate – Canadian Plans	4.14%	4.90%	4.14%	4.90%
Rate of compensation increase – Canadian Plans	3.00 - 3.25%	3.13%	3.00%	3.00%
Discount rate – SERP and Other Executive Plans	2.57 - 4.22%	0.87 - 4.61%	N/A	N/A
Rate of compensation increase – SERP and Other Executive Plans	6.00%	6.00%	N/A	N/A

Weighted-average assumptions used in the calculation of benefit plan expense for fiscal years ended:

	Pension Plans			Postretirement Plans
	2012	2011	2010	2012	2011
Discount rate – U.S. Plans	5.27%	5.50%	5.53%	5.27%	5.56%
Rate of compensation increase – U.S Plans	2.75 - 3.32%	3.11%	2.0-3.5%	N/A	N/A
Expected long-term rate of return on plan assets – U.S. Plans	8.00%	7.86%	8.65%	N/A	N/A
Discount rate – Canadian Plans	3.51 - 4.90%	5.13%	N/A	4.90%	5.13%
Rate of compensation increase – Canadian Plans	3.00 - 3.25%	3.75%	N/A	3.00%	3.75%
Expected long-term rate of return on plan assets – Canadian Plans	3.51 - 6.00%	6.00%	N/A	N/A	N/A
Discount rate – SERP and Other Executive Plans	0.87 - 4.61%	0.24 - 5.09%	4.21%	N/A	N/A
Rate of compensation increase SERP and Other Executive Plans	6.00%	6.00%	N/A	N/A	N/A

Schedule of Changes in Projected Benefit Obligations [Table Text Block]
Changes in benefit obligation for the years ended September 30 (in millions):

	Pension Plans		Postretirement Plans
	2012	2011	2012	2011
Benefit obligation at beginning of year	$4,363.5	$472.1	$167.5	$0.8
Service cost	30.1	17.2	1.5	0.6
Interest cost	221.4	95.1	7.8	3.2
Amendments	2.6	0.6	(0.2)	(1.0)
Actuarial loss (gain)	555.3	127.4	(2.5)	2.0
Plan participant contributions	3.0	1.2	5.9	2.3
Benefits paid	(263.5)	(101.6)	(17.4)	(6.4)
Business combinations	(4.2)	3,823.3	—	169.7
Foreign currency rate changes	65.3	(71.8)	3.6	(3.7)
Benefit obligation at end of year	$4,973.5	$4,363.5	$166.2	$167.5

Schedule of Changes in Fair Value of Plan Assets [Table Text Block]
Changes in plan assets for the years ended September 30 (in millions):

	Pension Plans		Postretirement Plans
	2012	2011	2012	2011
Fair value of plan assets at beginning of year	$2,919.4	$306.3	$—	$—
Actual gain (loss) on plan assets	400.6	(114.8)	—	—
Employer contributions	367.5	62.4	11.5	4.1
Plan participant contributions	3.0	1.2	5.9	2.3
Benefits paid	(263.5)	(101.6)	(17.4)	(6.4)
Business combinations	—	2,823.8	—	—
Foreign currency rate changes	53.2	(57.9)	—	—
Fair value of assets at end of year	$3,480.2	$2,919.4	$—	$—

Schedule of Amounts Recognized in Balance Sheet [Table Text Block]
The table below sets forth the underfunded status recognized in the consolidated balance sheets at September 30 (in millions):

	Pension Plans		Postretirement Plans
	2012	2011	2012	2011
Other current liability	$(0.2)	$(13.1)	$(12.0)	$(12.3)
Accrued pension and other long-term benefits	(1,493.1)	(1,431.0)	(154.2)	(155.2)
Net amount recognized	$(1,493.3)	$(1,444.1)	$(166.2)	$(167.5)

Schedule of Amounts in Accumulated Other Comprehensive Income (Loss) to be Recognized over Next Fiscal Year [Table Text Block]
The estimated losses that will be amortized from accumulated other comprehensive loss into net periodic benefit cost in fiscal 2013 are as follows (in millions):

	Pension Plans	Postretirement Plans
Actuarial loss	$40.6	$—
Prior service cost (credit)	0.9	(0.2)
	$41.5	$(0.2)
The pre-tax amounts in accumulated other comprehensive loss at September 30 not yet recognized as components of net periodic pension cost consist of (in millions):

	Pension Plans		Postretirement Plans
	2012	2011	2012	2011
Net actuarial loss (income)	$877.0	$520.8	$(0.1)	$2.0
Prior service cost (credit)	5.0	3.2	(1.8)	(1.0)
Total accumulated other comprehensive loss (income)	$882.0	$524.0	$(1.9)	$1.0

Schedule of Amounts Recognized in Other Comprehensive Income (Loss) [Table Text Block]
The pre-tax amounts recognized in other comprehensive loss are as follows at September 30 (in millions):

	Pension Plans			Postretirement Plans
	2012	2011	2010	2012	2011
Net actuarial loss (income) arising during period	$377.6	$334.0	$13.6	$(2.5)	$2.0
Amortization of net actuarial loss	(21.4)	(18.9)	(19.3)	—	—
Prior service cost (credit) arising during period	2.6	0.7	0.2	(0.5)	(1.0)
Amortization of prior service (cost) credit	(0.8)	(0.7)	(0.9)	0.1	—
Net amount recognized in other comprehensive loss (income)	$358.0	$315.1	$(6.4)	$(2.9)	$1.0

Schedule of Net Benefit Costs [Table Text Block]
The net periodic pension cost recognized in the consolidated statements of income is comprised of the following for fiscal years ended (in millions):

	Pension Plans			Postretirement Plans
	2012	2011	2010	2012	2011
Service cost	$30.1	$17.2	$11.1	$1.5	$0.6
Interest cost	221.4	95.1	23.8	7.8	3.2
Expected return on plan assets	(222.1)	(91.9)	(23.9)	—	—
Amortization of net actuarial loss	21.4	18.9	19.3	—	—
Amortization of prior service cost (credit)	0.8	0.7	0.9	(0.1)	—
Company defined benefit plan expense	51.6	40.0	31.2	9.2	3.8
Multiemployer and other plans	9.8	4.6	1.8	—	—
Net pension cost	$61.4	$44.6	$33.0	$9.2	$3.8

Schedule of Health Care Cost Trend Rates [Table Text Block]
The assumed health care cost trend rates used in measuring the accumulated postretirement benefit obligation (“APBO”) are as follows at September 30:

2012
U.S. Plans
Health care cost trend rate assumed for next year	9.38%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.00%
Year the rate reaches the ultimate trend rate	2030
Canadian Plans
Health care cost trend rate assumed for next year	7.50%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	4.70%
Year the rate reaches the ultimate trend rate	2029

Schedule of Expected Benefit Payments [Table Text Block]
Our projection of estimated benefit payments (unaudited), which reflect expected future service, as appropriate, are as follows (in millions):

	Pension Plans	Postretirement Plans
Fiscal 2013	$282.4	$12.0
Fiscal 2014	304.5	12.1
Fiscal 2015	283.3	12.0
Fiscal 2016	289.9	11.9
Fiscal 2017	294.0	11.9
Fiscal Years 2018 – 2022	1,526.7	58.0

Fair Value, Assets Measured on Recurring Basis [Table Text Block]

The following tables summarize our pension plan assets measured at fair value on a recurring basis (at least annually) as of September 30, 2012 and September 30, 2011 (in millions):

	September 30, 2012	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Equity securities:
U.S. equities(a)	$275.5	$107.1	$168.4	$—
Non-U.S. equities(a)	808.3	99.8	708.5	—
Hedged equities(a)	277.4	—	277.4	—
Fixed income securities:
U.S. government securities(b)	152.6	—	152.6	—
Non-U.S. government securities(c)	83.6	—	83.6	—
US corporate bonds(c)	667.7	98.3	569.4	—
Non-US corporate bonds(c)	489.8	188.8	301.0	—
Mortgage-backed securities(c)	46.5	—	46.5	—
Other fixed income(d)	233.0	—	233.0	—
Short-term investments(e)	114.4	114.4	—	—
Other investments:
Alternative investments(f)	331.4	—	268.1	63.3
	$3,480.2	$608.4	$2,808.5	$63.3

	September 30, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Equity securities:
U.S. equities(a)	$266.6	$154.6	$112.0	$—
Non-U.S. equities(a)	611.3	215.8	395.5	—
Fixed income securities:
U.S. government securities(b)	115.3	61.3	54.0	—
Non-U.S. government securities(c)	295.7	8.0	287.7	—
US corporate bonds(c)	628.1	75.2	552.9	—
Non-US corporate bonds(c)	389.6	128.2	260.0	1.4
Mortgage-backed securities(c)	36.6	—	36.6	—
Other fixed income(d)	73.0	4.4	68.6	—
Short-term investments(e)	289.9	289.9	—	—
Other investments:
Alternative investments(f)	213.3	—	31.4	181.9
	$2,919.4	$937.4	$1,798.7	$183.3
_______________

(a)
Equity securities are comprised of the following investment types: (i) common stock; (ii) preferred stock; (iii) equity exchange traded funds; (iv) hedged equity investments and (v) commingled equity funds. Investments in common and preferred stocks are valued using quoted market prices multiplied by the number of shares owned. The investment in exchange traded funds are valued at the net asset value per share multiplied by the number of shares held as of the measurement date. The hedged equity investment is a commingled fund that consists primarily of equity indexed investments which are hedged by options and also holds collateral in the form of short term treasury securities. The commingled funds investments are valued at the net asset value per share multiplied by the number of shares held. The determination of net asset value for the commingled funds includes market pricing of the underlying assets as well as broker quotes and other valuation techniques.

(b)	U.S. government securities include treasury and agency debt. These investments are valued using a broker quote in an active market.

(c)
These investments are valued utilizing a market approach that includes various valuation techniques and sources such as value generation models, broker quotes in active and non-active markets, benchmark yields and securities, reported trades, issuer spreads, and/or other applicable reference data. The U.S. corporate bonds category is primarily comprised of U.S. dollar denominated investment grade securities. Commingled debt funds are valued at their net asset value per share multiplied by the number of shares held. The determination of net asset value for the commingled funds includes market pricing of the underlying assets as well as broker quotes and other valuation techniques.

(d)
Other fixed income is comprised of municipal and asset-backed securities. Investments are valued utilizing a market approach that includes various valuation techniques and sources such as, broker quotes in active and non-active markets, benchmark yields and securities, reported trades, issuer spreads, and/or other applicable reference data.

(e)	Short-term investments are valued at $1.00/unit, which approximates fair value. Amounts are generally invested in interest-bearing accounts.

(f)
The alternative investments are diversified across multiple asset managers and several types of asset classes including hedge funds, private equity partnerships and real estate funds. The hedge funds are valued at net asset value. Fair value of the private equity partnerships is determined based on discounted cash flow analysis that utilizes unobservable inputs such as weighted average cost of capital ranging from 7.3% to 20.0%, residual growth rate assumptions ranging from 1.5% to 4.0%, revenue growth rates ranging from 1.6% to 9.1% and EBITDA of market comparable companies with multiples ranging from 4.8 to 14.5. The fair value of our real estate funds is based on the utilization of various unobservable inputs including but not limited to rental rate factors ranging from 0% to 25%, capitalization rates ranging from 5% to 8%, discount rates ranging from 7% to 9% and inflation rates ranging from 0% to 5%.

Schedule of Effect of Significant Unobservable Inputs, Changes in Plan Assets [Table Text Block]
The following table summarizes the changes in our Level 3 pension plan assets for the years ended September 30, 2012 and 2011 (in millions):

	Non-US Corporate Bonds	Alternative Investments	Total
Balance as of September 2010	$1.4	$23.0	$24.4
Purchases, sales, issuances, and settlements, net	—	179.2	179.2
Actual return on plan assets, relating to instruments still held at end of year	—	—	—
Transfers in / (out) of level 3	—	(20.3)	(20.3)
Balance as of September 30, 2011	$1.4	$181.9	$183.3
Purchases, sales, issuances, and settlements, net	(1.3)	(1.6)	(2.9)
Actual return on plan assets:
Relating to instruments still held at end of year	—	9.7	9.7
Relating to instruments sold during the year	(0.1)	2.8	2.7
Transfers in / (out) of level 3	—	(129.5)	(129.5)
Balance as of September 30, 2012	$—	$63.3	$63.3

Schedule Of Multiemployer Plans [Table Text Block]
The following table lists our participation in our multiemployer and other plans for the years ended September 30 that are individually significant (in millions):

Pension Fund	EIN / Pension Plan Number	Pension Protection Act Zone Status		FIP / RP Status Pending / Implemented	Contributions (a)			Surcharge imposed?	Expiration CBA
		2012	2011		2012	2011	2010
U.S. Multiemployer plans:
Pace Industry Union-Management Pension Fund	11-6166763 / 001	Red	Red	Yes-Implemented	$3.6	$1.8	$0.6	Yes	9/30/11 to 6/2/2015
Other Funds					6.2	2.8	1.2
Total Contributions:					$9.8	$4.6	$1.8

(a)
Contributions represent the amounts contributed to the plan during the fiscal year. Contributions to the Pace Industry Union-Management Pension Fund for fiscal 2010 did not exceed 5% of total plan contributions; however, our contributions for fiscal 2011 exceeded 5% of total plan contributions. The increase was primarily due to contributions related to locations acquired as part of the Smurfit-Stone Acquisition. Although the plan data for fiscal 2012 is not yet available, we would expect to continue to exceed 5% of total plan contributions.

Share-Based Compensation (Tables)	12 Months Ended
Sep. 30, 2012
Stock Based Compensation [Abstract]
Schedule of Share-based Payment Award, Stock Options, Valuation Assumptions [Table Text Block]
We applied the following weighted average assumptions to estimate the fair value of stock option grants made in the following periods:

	2012	2011	2010
Expected term in years	5.3	5.2	5.0
Expected volatility	47.3%	46.5%	48.2%
Risk-free interest rate	0.8%	2.1%	2.3%
Dividend yield	1.4%	1.4%	1.4%

Summary of stock option activity

The table below summarizes the changes in all stock options during the year ended September 30, 2012:

	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (in years)	Aggregate Intrinsic Value (in millions)
Outstanding at September 30, 2011	1,532,103	$36.35
Granted	255,250	63.38
Exercised	(402,684)	33.95
Expired	(9,800)	18.86
Forfeited	(32,900)	61.24
Outstanding at September 30, 2012	1,341,969	$41.73	6.4	$40.9
Exercisable at September 30, 2012	812,377	$30.99	5.1	$33.5
Vested and expected to vest at September 30, 2012	1,306,107	$42.17	6.4	$39.2

Summary of restricted stock awards - vested, granted and changes
The following table represents a summary of restricted stock shares granted in fiscal 2012, 2011, and 2010 with terms defined in the applicable grant letters. The shares are not deemed to be issued and carry dividend and voting rights until the relevant conditions defined in the award documents have been met, unless otherwise noted.

	2012	2011	2010
Shares of restricted stock granted to non-employee directors(1)	20,700	20,155	22,000
Shares of restricted stock granted to employees:
Shares granted for attainment of a performance condition at an amount in excess of target(2)	—	173,028	50,400
Shares granted with a service condition and a Cash Flow to Equity Ratio performance condition at target(3)	389,550	262,775	254,450
Total restricted stock granted	410,250	455,958	326,850
_______________

(1)
Non-employee director grants vest over one year and are deemed issued on the grant date and have voting and dividend rights. Also includes converted restricted stock units held by the Smurfit-Stone directors who served on the RockTenn board of directors in fiscal 2011.

(2)
Shares issued in fiscal 2011 for the fiscal 2009 Cash Flow to Equity Ratio, the fiscal 2008 Annual Average Return over Capital Costs and the fiscal 2008 Total Shareholder Return were each at 150% of target. Shares issued in fiscal 2010 for the fiscal 2007 Annual Average Return over Capital Costs and the fiscal 2007 Total Shareholder Return grants each attained performance at 150% of the respective target.

(3)
These employee grants vest over approximately three years and have varied adjustable ranges by grant from 0-200% of target subject to the level of performance attained in the respective award agreement.

The following table represents a summary of restricted stock vested in fiscal 2012, 2011, and 2010 (in millions, except shares):

	2012	2011	2010
Shares of restricted stock vested	495,368	420,596	361,552
Aggregate fair value of restricted stock vested	$33.6	$28.0	$16.9
The table below summarizes the changes in unvested restricted stock awards during the year ended September 30, 2012:

	Shares	Weighted Average Grant Date Fair Value
Unvested at September 30, 2011	1,005,343	$41.95
Granted	410,250	63.28
Vested	(495,368)	28.72
Forfeited	(57,550)	59.04
Unvested at September 30, 2012	862,675	$58.66

Segment Information (Tables)	12 Months Ended
Sep. 30, 2012
Segment Information [Abstract]
Certain operating data for segments
Some of our operations included in the segments are located in Canada, Mexico, Chile, Argentina, Puerto Rico and China. The table below reflects financial data of our foreign operations for each of the past three fiscal years (in millions, except percentages):

	Years Ended September 30,
	2012	2011	2010
Foreign net sales to unaffiliated customers	$1,238.6	$639.0	$267.9
Foreign segment income	$48.7	$62.1	$32.9
Foreign long-lived assets	$496.7	$513.1	$96.8
Foreign operations as a percent of consolidated operations:
Foreign net sales to unaffiliated customers	13.5%	11.8%	8.9%
Foreign segment income	6.8%	11.7%	7.9%
Foreign long-lived assets	8.9%	9.3%	7.7%

The foreign net sales to unaffiliated customers, segment income and long-lived assets are primarily associated with operations in Canada.

We evaluate performance and allocate resources based, in part, on profit from operations before income taxes, interest and other items. The accounting policies of the reportable segments are the same as those described above in “Note 1. Description of Business and Summary of Significant Accounting Policies”. We account for intersegment sales at prices that approximate market prices. For segment reporting purposes, we include our equity in income of unconsolidated entities in segment income, as well as our investments in unconsolidated entities in segment identifiable assets, neither of which is material.

We do not allocate some of our income and expenses to our segments and, thus, the information that management uses to make operating decisions and assess performance does not reflect such amounts. Items not allocated are reported as non-allocated expenses or in other line items in the table below after segment income.

The following table shows selected operating data for our segments (in millions):

	Years Ended September 30,
	2012	2011	2010
Net sales (aggregate):
Corrugated Packaging	$6,171.2	$2,768.7	$800.6
Consumer Packaging	2,557.5	2,359.8	2,132.9
Recycling	1,228.8	585.9	150.6
Total	$9,957.5	$5,714.4	$3,084.1
Less net sales (intersegment):
Corrugated Packaging	$121.6	$81.7	$37.3
Consumer Packaging	25.2	23.5	13.0
Recycling	603.1	209.6	32.4
Total	$749.9	$314.8	$82.7
Net sales (unaffiliated customers):
Corrugated Packaging	$6,049.6	$2,687.0	$763.3
Consumer Packaging	2,532.3	2,336.3	2,119.9
Recycling	625.7	376.3	118.2
Total	$9,207.6	$5,399.6	$3,001.4
Segment income:
Corrugated Packaging	$364.0	$241.7	$143.5
Consumer Packaging	347.2	275.2	290.5
Recycling	7.1	14.8	9.0
Segment income	718.3	531.7	443.0
Restructuring and other costs, net	(75.2)	(93.3)	(7.4)
Non-allocated expenses	(109.7)	(79.5)	(62.0)
Interest expense	(119.7)	(88.9)	(75.5)
Loss on extinguishment of debt	(25.9)	(39.5)	(2.8)
Interest income and other income (expense), net	1.3	(15.0)	0.1
Income before income taxes	$389.1	$215.5	$295.4

Identifiable assets:
Corrugated Packaging	$8,300.4	$8,159.0	$1,146.7
Consumer Packaging	1,755.4	1,731.9	1,610.1
Recycling	248.9	308.3	32.3
Assets held for sale	9.6	31.9	3.2
Corporate	372.8	334.9	122.6
Total	$10,687.1	$10,566.0	$2,914.9

The following table shows selected operating data for our segments (in millions):

	Years Ended September 30,
	2012	2011	2010
Goodwill:
Corrugated Packaging	$1,449.1	$1,428.3	$393.0
Consumer Packaging	363.3	359.8	355.6
Recycling	52.9	51.3	0.2
Total	$1,865.3	$1,839.4	$748.8

Depreciation, depletion and amortization:
Corrugated Packaging	$411.0	$164.1	$48.2
Consumer Packaging	96.4	91.8	88.3
Recycling	13.4	5.0	1.2
Corporate	13.5	17.4	9.7
Total	$534.3	$278.3	$147.4

Capital expenditures:
Corrugated Packaging	$327.8	$74.3	$6.7
Consumer Packaging	83.7	106.3	91.0
Recycling	10.3	14.0	4.8
Corporate	30.6	4.8	3.7
Total	$452.4	$199.4	$106.2

Changes in carrying amount of goodwill
The changes in the carrying amount of goodwill for the fiscal years ended September 30, 2012, 2011, and 2010 are as follows (in millions):

	Corrugated Packaging	Consumer Packaging	Recycling	Total
Balance as of October 1, 2009
Goodwill	$392.8	$386.2	$0.2	$779.2
Accumulated impairment losses	—	(42.8)	—	(42.8)
	392.8	343.4	0.2	736.4
Goodwill acquired	—	10.8	—	10.8
Translation adjustment	0.2	1.4	—	1.6
Balance as of September 30, 2010
Goodwill	393.0	398.4	0.2	791.6
Accumulated impairment losses	—	(42.8)	—	(42.8)
	393.0	355.6	0.2	748.8
Goodwill acquired	1,035.4	5.1	51.1	1,091.6
Translation adjustment	(0.1)	(0.9)	—	(1.0)
Balance as of September 30, 2011
Goodwill	1,428.3	402.6	51.3	1,882.2
Accumulated impairment losses	—	(42.8)	—	(42.8)
	1,428.3	359.8	51.3	1,839.4
Goodwill acquired	33.5	—	—	33.5
Purchase price allocation adjustments	(13.2)	0.7	1.6	(10.9)
Translation adjustment	0.5	2.8	—	3.3
Balance as of September 30, 2012
Goodwill	1,449.1	406.1	52.9	1,908.1
Accumulated impairment losses	—	(42.8)	—	(42.8)
	$1,449.1	$363.3	$52.9	$1,865.3

The goodwill acquired in fiscal 2012 was associated with the GMI and Mid South Acquisitions. The goodwill acquired in fiscal 2011 was associated with the Smurfit-Stone Acquisition. We finalized the Smurfit-Stone purchase price allocation in fiscal 2012.

Financial Results by Quarter (Unaudited) (Tables)	12 Months Ended
Sep. 30, 2012
Financial Results by Quarter (Unaudited) [Abstract]
Schedule of Quarterly Financial Information

Fiscal 2012	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(In millions, except per share data)
Net sales	$2,267.7	$2,282.9	$2,303.2	$2,353.8
Gross profit	392.2	360.8	359.8	419.9
Restructuring and other costs, net	10.3	28.1	13.7	23.1
Loss on extinguishment of debt	—	(19.5)	(0.1)	(6.3)
Income before income taxes	124.4	53.3	90.6	120.8
Consolidated net income	76.8	32.7	59.3	83.4
Net income attributable to Rock-Tenn Company shareholders	76.7	31.9	58.2	82.3
Basic earnings per share attributable to Rock-Tenn Company shareholders	1.08	0.45	0.82	1.15
Diluted earnings per share attributable to Rock-Tenn Company shareholders	1.06	0.44	0.81	1.14

Fiscal 2011	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(In millions, except per share data)
Net sales	$761.1	$792.9	$1,382.1	$2,463.5
Gross profit	178.8	166.3	212.4	434.4
Restructuring and other costs, net	0.6	6.3	55.5	30.9
Loss on extinguishment of debt	—	—	(39.5)	—
Income (loss) before income taxes	78.6	55.8	(46.0)	127.1
Consolidated net income (loss)	51.3	38.3	(28.4)	84.8
Net income (loss) attributable to Rock-Tenn Company shareholders	50.3	37.0	(30.1)	83.9
Basic earnings (loss) per share attributable to Rock-Tenn Company shareholders	1.29	0.94	(0.60)	1.18
Diluted earnings (loss) per share attributable to Rock-Tenn Company shareholders	1.27	0.92	(0.60)	1.17

Selected Consolidating Financial Statements of Parent, Guarantors and Non-Guarantors (Tables)	12 Months Ended
Sep. 30, 2012
Condensed Financial Statements, Captions [Line Items]
Condensed Consolidating Statements of Income

	Year Ended September 30, 2010
			Non-
		Guarantor	Guarantor		Consolidated
	Parent	Subsidiaries	Subsidiaries	Eliminations	Total
	(In millions)
Net sales	$0.1	$2,697.0	$460.9	$(156.6)	$3,001.4
Cost of goods sold, net	—	2,042.0	342.1	(102.8)	2,281.3
Gross profit	0.1	655.0	118.8	(53.8)	720.1
Selling, general and administrative expenses	1.4	297.4	41.1	—	339.9
Restructuring and other costs, net	—	4.3	3.1	—	7.4
Operating profit	(1.3)	353.3	74.6	(53.8)	372.8
Interest expense	(70.2)	(76.1)	(8.3)	79.1	(75.5)
Loss on extinguishment of debt	(2.8)	—	—	—	(2.8)
Interest income and other income (expense), net	73.1	(48.2)	0.5	(25.3)	0.1
Equity in income of unconsolidated entities	—	0.8	—	—	0.8
Equity in income of consolidated entities	226.3	24.8	—	(251.1)	—
Income before income taxes	225.1	254.6	66.8	(251.1)	295.4
Income tax benefit (expense)	0.5	(45.1)	(20.1)	—	(64.7)
Consolidated net income	225.6	209.5	46.7	(251.1)	230.7
Less: Net income attributable to noncontrolling interests	—	(5.1)	—	—	(5.1)
Net income attributable to Rock-Tenn Company shareholders	$225.6	$204.4	$46.7	$(251.1)	$225.6
Comprehensive income attributable to Rock-Tenn Company shareholders	$241.8	$216.7	$49.2	$(265.9)	$241.8

	Year Ended September 30, 2011
			Non-
		Guarantor	Guarantor		Consolidated
	Parent	Subsidiaries	Subsidiaries	Eliminations	Total
	(In millions)
Net sales	$0.5	$4,815.6	$956.1	$(372.6)	$5,399.6
Cost of goods sold	0.6	3,932.6	738.8	(264.3)	4,407.7
Gross profit	(0.1)	883.0	217.3	(108.3)	991.9
Selling, general and administrative expenses	1.7	447.6	91.9	—	541.2
Restructuring and other costs, net	19.4	72.7	1.2	—	93.3
Operating profit	(21.2)	362.7	124.2	(108.3)	357.4
Interest expense	(84.2)	(125.1)	(21.7)	142.1	(88.9)
Loss on extinguishment of debt	(38.6)	(0.9)	—	—	(39.5)
Interest income and other income (expense), net	61.5	(40.4)	(2.3)	(33.8)	(15.0)
Equity in income of unconsolidated entities	—	1.9	(0.4)	—	1.5
Equity in income of consolidated entities	191.2	44.6	0.1	(235.9)	—
Income before income taxes	108.7	242.8	99.9	(235.9)	215.5
Income tax benefit (expense)	32.4	(73.0)	(28.9)	—	(69.5)
Consolidated net income	141.1	169.8	71.0	(235.9)	146.0
Less: Net income attributable to noncontrolling interests	—	(4.9)	—	—	(4.9)
Net income attributable to Rock-Tenn Company shareholders	$141.1	$164.9	$71.0	$(235.9)	$141.1
Comprehensive (loss) income attributable to Rock-Tenn Company shareholders	$(65.9)	$(45.6)	$21.7	$23.9	$(65.9)

	Year Ended September 30, 2012
			Non-
		Guarantor	Guarantor		Consolidated
	Parent	Subsidiaries	Subsidiaries	Eliminations	Total
	(In millions)
Net sales	$0.1	$8,225.3	$1,648.3	$(666.1)	$9,207.6
Cost of goods sold	—	6,816.5	1,366.1	(507.7)	7,674.9
Gross profit	0.1	1,408.8	282.2	(158.4)	1,532.7
Selling, general and administrative expenses	2.3	797.7	127.5	—	927.5
Restructuring and other costs, net	2.6	47.6	25.0	—	75.2
Operating profit	(4.8)	563.5	129.7	(158.4)	530.0
Interest expense	(106.4)	(46.3)	(29.4)	62.4	(119.7)
Loss on extinguishment of debt	(25.9)	—	—	—	(25.9)
Interest income and other income (expense), net	51.7	(147.0)	0.6	96.0	1.3
Equity in income of unconsolidated entities	—	3.4	—	—	3.4
Equity in income of consolidated entities	302.4	15.7	—	(318.1)	—
Income before income taxes	217.0	389.3	100.9	(318.1)	389.1
Income tax benefit (expense)	32.1	(134.9)	(34.1)	—	(136.9)
Consolidated net income	249.1	254.4	66.8	(318.1)	252.2
Less: Net income attributable to noncontrolling interests	—	(2.7)	(0.4)	—	(3.1)
Net income attributable to Rock-Tenn Company shareholders	$249.1	$251.7	$66.4	$(318.1)	$249.1
Comprehensive income attributable to Rock-Tenn Company shareholders	$47.8	$46.7	$63.6	$(110.3)	$47.8

Condensed Consolidating Balance Sheets

	September 30, 2012
			Non-
		Guarantor	Guarantor		Consolidated
	Parent	Subsidiaries	Subsidiaries	Eliminations	Total
	(In millions)
ASSETS
Current assets:
Cash and cash equivalents	$—	$—	$37.2	$—	$37.2
Restricted cash	40.6	—	—	—	40.6
Accounts receivable, net	—	110.5	1,026.6	(61.5)	1,075.6
Inventories	—	700.1	161.8	—	861.9
Other current assets	33.2	142.8	25.7	(27.2)	174.5
Intercompany receivables	396.8	793.1	148.2	(1,338.1)	—
Total current assets	470.6	1,746.5	1,399.5	(1,426.8)	2,189.8
Net property, plant and equipment	—	5,102.9	508.5	—	5,611.4
Goodwill	—	1,761.4	103.9	—	1,865.3
Intangibles, net	—	782.9	12.2	—	795.1
Intercompany notes receivable	768.0	403.3	0.7	(1,172.0)	—
Investments in consolidated subsidiaries	5,642.3	365.8	—	(6,008.1)	—
Other assets	42.9	123.6	59.0	—	225.5
	$6,923.8	$10,286.4	$2,083.8	$(8,606.9)	$10,687.1
LIABILITIES AND EQUITY
Current liabilities:
Current portion of debt	$202.9	$—	$58.4	$—	$261.3
Accounts payable	—	642.4	128.0	(61.5)	708.9
Accrued compensation and benefits	—	178.2	33.2	—	211.4
Other current liabilities	43.7	160.7	49.5	(27.2)	226.7
Intercompany payables	602.4	658.0	77.7	(1,338.1)	—
Total current liabilities	849.0	1,639.3	346.8	(1,426.8)	1,408.3
Long-term debt due after one year	2,555.7	—	595.5	—	3,151.2
Intercompany notes payable	109.3	733.9	328.8	(1,172.0)	—
Pension liabilities, net of current portion	—	1,283.0	210.1	—	1,493.1
Postretirement benefit liabilities, net of current portion	—	102.1	52.1	—	154.2
Deferred income taxes	—	861.3	27.5	—	888.8
Other long-term liabilities	4.1	166.5	3.3	—	173.9
Redeemable noncontrolling interests	—	7.5	3.9	—	11.4
Total Rock-Tenn Company shareholders' equity	3,405.7	5,492.3	515.8	(6,008.1)	3,405.7
Noncontrolling interests	—	0.5	—	—	0.5
Total equity	3,405.7	5,492.8	515.8	(6,008.1)	3,406.2
	$6,923.8	$10,286.4	$2,083.8	$(8,606.9)	$10,687.1

	September 30, 2011
			Non-
		Guarantor	Guarantor		Consolidated
	Parent	Subsidiaries	Subsidiaries	Eliminations	Total
	(In millions)
ASSETS
Current assets:
Cash and cash equivalents	$—	$3.6	$38.1	$—	$41.7
Restricted cash	41.1	—	—	—	41.1
Accounts receivable, net	—	96.1	1,062.0	(48.5)	1,109.6
Inventories	—	685.3	164.5	—	849.8
Other current assets	32.6	144.2	32.3	(22.4)	186.7
Intercompany receivables	788.8	1,580.5	85.7	(2,455.0)	—
Total current assets	862.5	2,509.7	1,382.6	(2,525.9)	2,228.9
Net property, plant and equipment	—	5,002.2	525.0	—	5,527.2
Goodwill	—	1,738.7	100.7	—	1,839.4
Intangibles, net	—	786.2	13.2	—	799.4
Intercompany notes receivable	756.1	247.8	—	(1,003.9)	—
Investments in consolidated subsidiaries	5,909.3	355.5	—	(6,264.8)	—
Other assets	49.6	105.4	26.1	(10.0)	171.1
	$7,577.5	$10,745.5	$2,047.6	$(9,804.6)	$10,566.0
LIABILITIES AND EQUITY
Current liabilities:
Current portion of debt	$118.1	$18.4	$6.8	$—	$143.3
Accounts payable	7.7	685.6	135.9	(48.5)	780.7
Accrued compensation and benefits	—	186.3	33.7	—	220.0
Other current liabilities	97.6	59.2	39.9	(22.4)	174.3
Intercompany payables	1,465.1	939.3	50.6	(2,455.0)	—
Total current liabilities	1,688.5	1,888.8	266.9	(2,525.9)	1,318.3
Long-term debt due after one year	2,485.1	10.5	806.9	—	3,302.5
Intercompany notes payable	32.3	707.0	264.6	(1,003.9)	—
Pension liabilities, net of current portion	—	1,234.3	196.7	—	1,431.0
Postretirement benefit liabilities, net of current portion	—	105.3	49.9	—	155.2
Deferred income taxes	—	837.1	—	(10.0)	827.1
Other long-term liabilities	—	146.2	7.1	—	153.3
Redeemable noncontrolling interests	—	6.3	—	—	6.3
Total Rock-Tenn Company shareholders' equity	3,371.6	5,809.3	455.5	(6,264.8)	3,371.6
Noncontrolling interests	—	0.7	—	—	0.7
Total equity	3,371.6	5,810.0	455.5	(6,264.8)	3,372.3
	$7,577.5	$10,745.5	$2,047.6	$(9,804.6)	$10,566.0

Condensed Consolidating Statements of Cash Flows

	Year Ended September 30, 2012
			Non-
		Guarantor	Guarantor		Consolidated
	Parent	Subsidiaries	Subsidiaries	Eliminations	Total
	(In millions)
Operating activities:
Net cash provided by operating activities	$132.9	$540.0	$151.4	$(167.6)	$656.7
Investing activities:
Capital expenditures	—	(426.5)	(25.9)	—	(452.4)
Cash paid for the purchase of a leased facility	—	(17.0)	—	—	(17.0)
Cash paid for purchase of business, net of cash acquired	(93.5)	(32.1)	—	—	(125.6)
Investment in unconsolidated entities	—	(1.7)	—	—	(1.7)
Return of capital from unconsolidated entities	—	1.8	—	—	1.8
Proceeds from sale of property, plant and equipment	—	17.9	22.6	—	40.5
Proceeds from property, plant and equipment insurance settlement	—	10.2	—	—	10.2
Intercompany notes issued	(36.1)	(156.2)	—	192.3	—
Intercompany notes proceeds	27.6	1.8	—	(29.4)	—
Intercompany capital investment	(89.3)	—	—	89.3	—
Intercompany return of capital	378.9	—	—	(378.9)	—
Net cash provided by (used for) investing activities	187.6	(601.8)	(3.3)	(126.7)	(544.2)
Financing activities:
Proceeds from issuance of notes	1,442.2	—	—	—	1,442.2
Additions to revolving credit facilities	687.4	—	60.7	—	748.1
Repayments of revolving credit facilities	(674.4)	—	(85.4)	—	(759.8)
Additions to debt	227.1	—	99.5	—	326.6
Repayments of debt	(1,527.6)	(28.8)	(247.2)	—	(1,803.6)
Debt issuance costs	(16.2)	—	—	—	(16.2)
Cash paid for debt extinguishment costs	(14.0)	—	—	—	(14.0)
Issuances of common stock, net of related minimum tax withholdings	5.2	—	—	—	5.2
Excess tax benefits from share-based compensation	—	10.0	—	—	10.0
(Repayments to) advances from consolidated entities	(470.6)	505.9	(35.3)	—	—
Advances from unconsolidated entity	—	0.2	—	—	0.2
Cash dividends paid to shareholders	(56.5)	—	—	—	(56.5)
Cash distributions paid to noncontrolling interests	—	—	(0.8)	—	(0.8)
Intercompany notes borrowing	76.9	35.6	79.8	(192.3)	—
Intercompany notes payments	—	(10.0)	(19.4)	29.4	—
Intercompany capital receipt	—	39.3	50.0	(89.3)	—
Intercompany capital return	—	(378.9)	—	378.9	—
Intercompany dividends	—	(115.1)	(52.5)	167.6	—
Net cash (used for) provided by financing activities	(320.5)	58.2	(150.6)	294.3	(118.6)
Effect of exchange rate changes on cash and cash equivalents	—	—	1.6	—	1.6
Decrease in cash and cash equivalents	—	(3.6)	(0.9)	—	(4.5)
Cash and cash equivalents at beginning of period	—	3.6	38.1	—	41.7
Cash and cash equivalents at end of period	$—	$—	$37.2	$—	$37.2

	Year Ended September 30, 2011
			Non-
		Guarantor	Guarantor		Consolidated
	Parent	Subsidiaries	Subsidiaries	Eliminations	Total
	(In millions)
Operating activities:
Net cash provided by (used for) operating activities	$50.3	$1,051.6	$(601.1)	$(39.1)	$461.7
Investing activities:
Capital expenditures	—	(172.2)	(27.2)	—	(199.4)
Cash paid for purchase of business, net of cash acquired	(1,300.1)	—	—	—	(1,300.1)
Investment in unconsolidated entities	—	(2.0)	—	—	(2.0)
Return of capital from unconsolidated entities	—	0.8	0.2	—	1.0
Proceeds from sale of property, plant and equipment	—	7.4	1.2	—	8.6
Proceeds from property, plant and equipment insurance settlement	—	0.5	—	—	0.5
Intercompany notes issued	(16.7)	(39.5)	—	56.2	—
Intercompany notes proceeds	174.4	270.0	8.9	(453.3)	—
Intercompany capital investment	(1,171.7)	(207.1)	—	1,378.8	—
Intercompany return of capital	102.3	2.1	—	(104.4)	—
Net cash used for investing activities	(2,211.8)	(140.0)	(16.9)	877.3	(1,491.4)
Financing activities:
Additions to revolving credit facilities	553.2	—	249.4	—	802.6
Repayments of revolving credit facilities	(562.5)	—	(2.0)	—	(564.5)
Additions to debt	2,225.0	—	652.4	—	2,877.4
Repayments of debt	(626.6)	(1,169.1)	(170.6)	—	(1,966.3)
Debt issuance costs	(43.8)	—	—	—	(43.8)
Cash paid for debt extinguishment costs	(37.9)	—	—	—	(37.9)
Issuances of common stock, net of related minimum tax withholdings	25.2	—	—	—	25.2
Advances from (repayments to) consolidated entities	657.9	(598.5)	(59.4)	—	—
Advances from unconsolidated entity	—	1.7	—	—	1.7
Cash dividends paid to shareholders	(37.6)	—	—	—	(37.6)
Cash distributions paid to noncontrolling interests	—	—	(5.2)	—	(5.2)
Intercompany notes borrowing	17.5	—	38.7	(56.2)	—
Intercompany notes payments	(8.9)	(174.4)	(270.0)	453.3	—
Intercompany capital receipt	—	1,136.7	242.1	(1,378.8)	—
Intercompany capital return	—	(102.3)	(2.1)	104.4	—
Intercompany dividends	—	(2.7)	(36.4)	39.1	—
Net cash provided by (used for) financing activities	2,161.5	(908.6)	636.9	(838.2)	1,051.6
Effect of exchange rate changes on cash and cash equivalents	—	—	3.9	—	3.9
Increase in cash and cash equivalents	—	3.0	22.8	—	25.8
Cash and cash equivalents at beginning of period	—	0.6	15.3	—	15.9
Cash and cash equivalents at end of period	$—	$3.6	$38.1	$—	$41.7

	Year Ended September 30, 2010
			Non-
		Guarantor	Guarantor		Consolidated
	Parent	Subsidiaries	Subsidiaries	Eliminations	Total
	(In millions)
Operating activities:
Net cash provided by operating activities	$221.5	$332.8	$33.8	$(210.8)	$377.3
Investing activities:
Capital expenditures	—	(95.4)	(10.8)	—	(106.2)
Cash paid for purchase of business, net of cash acquired	—	—	(23.9)	—	(23.9)
Investment in unconsolidated entities	—	(0.3)	—	—	(0.3)
Return of capital from unconsolidated entities	—	0.8	—	—	0.8
Proceeds from sale of property, plant and equipment	—	3.1	0.5	—	3.6
Intercompany notes issued	(13.0)	(54.6)	(8.9)	76.5	—
Intercompany notes proceeds	156.7	—	100.7	(257.4)	—
Intercompany capital investment	(7.3)	(2.6)	—	9.9	—
Intercompany return of capital	123.8	1.4	—	(125.2)	—
Net cash provided by (used for) investing activities	260.2	(147.6)	57.6	(296.2)	(126.0)
Financing activities:
Additions to revolving credit facilities	182.3	—	7.4	—	189.7
Repayments of revolving credit facilities	(185.4)	—	(12.3)	—	(197.7)
Additions to debt	—	2.3	152.0	—	154.3
Repayments of debt	(194.1)	(2.2)	(170.0)	—	(366.3)
Debt issuance costs	(0.1)	—	(0.1)	—	(0.2)
Issuances of common stock, net of related minimum tax withholdings	(0.6)	—	—	—	(0.6)
Purchases of common stock	(3.6)	—	—	—	(3.6)
Excess tax benefits from share-based compensation	—	4.3	—	—	4.3
Capital contributed to consolidated subsidiary from noncontrolling interest	—	—	1.4	—	1.4
(Repayments to) advances from consolidated entities	(180.0)	138.5	41.5	—	—
Advances from unconsolidated entity	—	1.7	—	—	1.7
Cash dividends paid to shareholders	(23.4)	—	—	—	(23.4)
Cash distributions paid to noncontrolling interests	—	—	(6.9)	—	(6.9)
Intercompany notes borrowing	23.8	—	52.7	(76.5)	—
Intercompany notes payments	(100.7)	(156.7)	—	257.4	—
Intercompany capital receipt	—	7.3	2.6	(9.9)	—
Intercompany capital return	—	(5.1)	(120.1)	125.2	—
Intercompany dividends	—	(175.6)	(35.2)	210.8	—
Net cash used for financing activities	(481.8)	(185.5)	(87.0)	507.0	(247.3)
Effect of exchange rate changes on cash and cash equivalents	—	—	0.1	—	0.1
(Decrease) increase in cash and cash equivalents	(0.1)	(0.3)	4.5	—	4.1
Cash and cash equivalents at beginning of period	0.1	0.9	10.8	—	11.8
Cash and cash equivalents at end of period	$—	$0.6	$15.3	$—	$15.9

Description of Business and Summary of Significant Accounting Policies (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Sep. 30, 2012 years		Sep. 30, 2011		Sep. 30, 2010
Description of Business and Summary of Significant Accounting Policies [Line Items]
Provision for Doubtful Accounts	$ 6.6		$ 1.1		$ (0.2)
Percentage of FIFO Inventory	29.00%		26.70%
Interest Costs, Capitalized During Period	3.4		2.8		1.3
Finite-Lived Intangible Assets, Useful Life, Minimum	0
Finite-Lived Intangible Assets, Useful Life, Maximum	40
Weighted-Average Useful Life	12.1
Depreciation	434.6		228.2		129.4
Asset Retirement Obligation	16.3		14.9
Foreign Currency Transaction Gain, after Tax			3.9
Foreign Currency Transaction Loss, after Tax	5.5		13.5		0.5
Restricted Stock [Member]
Description of Business and Summary of Significant Accounting Policies [Line Items]
Share-based Compensation Arrangement by Share-based Payment Award, Award Vesting Period, Minimum	P3Y
Share-based Compensation Arrangement by Share-based Payment Award, Award Vesting Period, Maximum	P5Y
Restricted Stock, Non-Employee Directors [Member]
Description of Business and Summary of Significant Accounting Policies [Line Items]
Share-based Compensation Arrangement by Share-based Payment Award, Award Vesting Period	1 year
Building and Building Improvements [Member]
Description of Business and Summary of Significant Accounting Policies [Line Items]
Property, Plant and Equipment, Useful Life, Minimum	15
Property, Plant and Equipment, Useful Life, Maximum	40
Machinery and Equipment [Member]
Description of Business and Summary of Significant Accounting Policies [Line Items]
Property, Plant and Equipment, Useful Life, Minimum	3
Property, Plant and Equipment, Useful Life, Maximum	20
Transportation Equipment [Member]
Description of Business and Summary of Significant Accounting Policies [Line Items]
Property, Plant and Equipment, Useful Life, Minimum	3
Property, Plant and Equipment, Useful Life, Maximum	8
Machinery and Equipment, Mills [Member]
Description of Business and Summary of Significant Accounting Policies [Line Items]
Property, Plant and Equipment, Useful Life, Maximum	44
Leasehold Improvements [Member]
Description of Business and Summary of Significant Accounting Policies [Line Items]
Property, Plant and Equipment, Useful Life, Minimum	3
Property, Plant and Equipment, Useful Life, Maximum	10
Allowance for Doubtful Accounts [Member]
Movement in Valuation Allowances and Reserves [Roll Forward]
Balance at the beginning of period	30.1		7.8		8.8
Reduction in sales and charges to costs and expenses	107.9	[1]	78.2	[1]	32.8	[1]
Deductions	(111.1)		(55.9)		(33.8)
Balance at end of period	$ 26.9		$ 30.1		$ 7.8
Minimum [Member]
Description of Business and Summary of Significant Accounting Policies [Line Items]
Accounts Receivable, Approximate Range Receivables Due, Days	30 days
Maximum [Member]
Description of Business and Summary of Significant Accounting Policies [Line Items]
Accounts Receivable, Approximate Range Receivables Due, Days	60 days

[1]	Includes the impact of acquisitions.

Earnings per Share (Details) (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended								12 Months Ended
	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2012	Sep. 30, 2011	Sep. 30, 2010	Sep. 30, 2012 Stock Options [Member]	Sep. 30, 2011 Stock Options [Member]	Sep. 30, 2010 Stock Options [Member]	Sep. 30, 2012 Smurfit Stone [Member]	May 27, 2011 Smurfit Stone [Member]
Earnings Per Share, Basic and Diluted, by Common Class [Line Items]
Shares reserved for future issuance															0.7	0.7
Net income attributable to Rock-Tenn Company shareholders	$ 82.3	$ 58.2	$ 31.9	$ 76.7	$ 83.9	$ (30.1)	$ 37	$ 50.3	$ 249.1	$ 141.1	$ 225.6
Less: Distributed and undistributed income available to participating securities									(0.8)	(1.4)	(2.5)
Distributed and undistributed income attributable to Rock-Tenn Company shareholders									248.3	139.7	223.1
Basic weighted average shares outstanding									71.2	49.7	38.4
Basic earnings per share attributable to Rock-Tenn Company shareholders	$ 1.15	$ 0.82	$ 0.45	$ 1.08	$ 1.18	$ (0.6)	$ 0.94	$ 1.29	$ 3.49	$ 2.81	$ 5.8
Less: Distributed and undistributed income available to participating securities									(0.7)	(1.4)	(2.5)
Distributed and undistributed income attributable to Rock-Tenn Company shareholders									$ 248.4	$ 139.7	$ 223.1
Effect of dilutive stock options and non-participating securities									0.9	0.8	0.7
Diluted weighted average shares outstanding									72.1	50.5	39.1
Diluted earnings per share attributable to Rock-Tenn Company shareholders	$ 1.14	$ 0.81	$ 0.44	$ 1.06	$ 1.17	$ (0.6)	$ 0.92	$ 1.27	$ 3.45	$ 2.77	$ 5.7
Antidilutive Securities Excluded from Computation of Earnings Per Share, Amount												0.3	0.1	0.1

Other Comprehensive Income (Loss) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Sep. 30, 2012		Sep. 30, 2011		Sep. 30, 2010		Sep. 30, 2009
Accumulated Other Comprehensive Income (Loss), Net of Tax [Abstract]
Foreign currency translation gain	$ 47.5		$ 29.5
Net deferred loss on cash flow hedges	(0.2)		(1.6)
Unrecognized pension net loss	(545.5)		(325.8)
Unrecognized pension prior service cost	(2.3)		(1.3)
Accumulated other comprehensive loss	(500.5)		(299.2)
Comprehensive Income
Foreign currency tranlsation gain (loss), Pre-Tax Amount	18.3		(13)		7.6
Net deferred loss on cash flow hedges, Pre-Tax Amount	(0.1)		(0.4)		(6.2)
Reclassification adjustment of net loss on cash flow hedges included in earnings, Pre-Tax Amount	2.3		6.9		9.9
Net actuarial loss arising during period, Pre-Tax Amount	(375)		(336)		(13.6)
Amortization of net actuarial loss, Pre-Tax Amount	21.4		18.9		19.3
Prior service (cost) credit arising during period, Pre-Tax Amount	(2.2)		0.3		(0.2)
Amortization of prior service cost, Pre-Tax Amount	0.7		0.7		0.9
Other adjustments, Pre-Tax Amount					0
Consolidated other comprehensive income (loss), Pre-Tax Amount	(334.6)		(322.6)		17.7
Less: Other comprehensive loss attributable to noncontrolling interests, Pre-Tax Amount	0.9		0.5		4.3
Other comprehensive income (loss) attributable to Rock-Tenn Company shareholders, Pre-Tax Amount	(333.7)		(322.1)		22
Foreign currency translation loss (gain), Tax	0		0.1		(0.4)
Net deferred loss on cash flow hedges, Tax	0.1		0.1		2.7
Reclassification adjustment of net loss on cash flow hedges included in earnings, Tax	(0.9)		(2.9)		(3.9)
Net actuarial loss arising during period, Tax	140.8		124.8		5.2
Amortization of net actuarial loss, Tax	(8.1)		(6.7)		(7.3)
Prior service cost (credit) arising during period, Tax	0.8		0		0
Amortization of prior service cost, Tax	(0.3)		(0.3)		(0.4)
Other adjustments, Tax					(1.7)
Consolidated other comprehensive income (loss), Tax	132.4		115.1		(5.8)
Less: Other comprehensive loss attributable to noncontrolling interests, Tax	0		0		0
Other comprehensive income (loss) attributable to Rock-Tenn Company shareholders, Tax	132.4		115.1		(5.8)
Foreign currency translation gain (loss), Net of Tax Amount	18.3		(12.9)		7.2
Net deferred loss on cash flow hedges, Net of Tax Amount	0		(0.3)		(3.5)
Reclassification adjustment of net loss on cash flow hedges included in earnings, Net of Tax Amount	1.4		4		6
Net actuarial loss arising during period, Net of Tax Amount	(234.2)		(211.2)		(8.4)
Amortization of net actuarial loss, included in pension cost, Net of Tax Amount	13.3		12.2		12
Prior service credit (cost) arising during period, Net of Tax Amount	(1.4)		0.3		(0.2)
Amortization of prior service cost, Net of Tax Amount	0.4		0.4		0.5
Other adjustments, Net of Tax Amount	0		0		(1.7)
Consolidated other comprehensive income (loss), Net of Tax Amount	(202.2)		(207.5)		11.9
Less: Other comprehensive loss attributable to noncontrolling interests, Net of Tax Amount	0.9		0.5		4.3
Other comprehensive income (loss) attributable to Rock-Tenn Company shareholders, Net of Tax Amount	(201.3)		(207)		16.2
Accumulated Other Comprehensive Income (Loss) [Member]
Accumulated Other Comprehensive Income (Loss), Net of Tax [Abstract]
Accumulated other comprehensive loss	(500.5)		(299.2)		(92.2)		(108.4)
Comprehensive Income
Consolidated other comprehensive income (loss), Net of Tax Amount	(201.3)		(207)		16.2
Noncontrolling Interest [Member]
Comprehensive Income
Consolidated other comprehensive income (loss), Net of Tax Amount	$ 0	[1]	$ 0.4	[1]	$ 0.2	[1]

[1]	Excludes amounts related to contingently redeemable noncontrolling interests which are separately classified outside of permanent equity in the mezzanine section of the Consolidated Balance Sheets.

Inventories (Details) (USD $) In Millions, unless otherwise specified	Sep. 30, 2012	Sep. 30, 2011
Inventories [Abstract]
Finished goods and work in process	$ 325.4	$ 331.1
Raw materials	372.7	404
Supplies and spare parts	197.1	173.1
Inventories at FIFO cost	895.2	908.2
LIFO reserve	(33.3)	(58.4)
Net inventories	$ 861.9	$ 849.8

Alternative Fuel Mixture Credit (Details) (USD $) In Millions, unless otherwise specified	1 Months Ended	3 Months Ended			12 Months Ended
	Apr. 30, 2009	Sep. 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sep. 30, 2012	Sep. 30, 2011	Sep. 30, 2010
Tax Credit, Alternative Fuel Mixture and Cellulosic Biofuel Credit, Price per Gallon	0.5
Alternative Fuel Mixture Credit				$ 20.9	$ 0	$ 0	$ 29
Alternative Fuel Mixture Credit, Net of Expenses					0	0	28.8
Alternative Fuel Mixture Credit and Cellolosic Biofuel Credit, Reserves Reversed			8.1
Tax Credit, Cellulosic Biofuel Producer Credit, Price per Gallon		1.01
Tax Credit, Cellulosic Biofuel Producer Credit, Net of Tax, Price per Gallon		0.62
Undiscounted Cellulosic Biofuel Producer Credit, Net of Expected Income Tax and Interest		112
Cumulative Impact of Cellulosic Biofuel Producer Credit Election, Net of Alternative Fuel Mixture Credit, Benefit, Net of Tax		27.6					27.6
Consumer Packaging [Member]
Alternative Fuel Mixture Credit, Net of Expenses				20.7
Alternative Fuel Mixture Credit, Reduction in Cost of Goods Sold			$ 8.1

Acquisitions (Details) (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended	1 Months Ended	4 Months Ended	12 Months Ended			1 Months Ended		1 Months Ended		12 Months Ended			1 Months Ended		12 Months Ended
	Sep. 30, 2012 years	May 27, 2011 Smurfit Stone [Member]	Sep. 30, 2011 Smurfit Stone [Member]	Sep. 30, 2012 Smurfit Stone [Member] lives	Sep. 30, 2011 Smurfit Stone [Member] years	Sep. 30, 2010 Smurfit Stone [Member]	Aug. 27, 2010 Innerpac Holding Company [Member]	Sep. 30, 2010 Innerpac Holding Company [Member]	Oct. 28, 2011 GMI [Member] lives	Jun. 22, 2012 Mid South [Member]	Sep. 30, 2012 Customer Relationships [Member] Smurfit Stone [Member] lives	Sep. 30, 2011 Customer Relationships [Member] Innerpac Holding Company [Member] years	Aug. 27, 2010 Customer Relationships [Member] Innerpac Holding Company [Member]	Oct. 28, 2011 Customer Relationships [Member] GMI [Member] lives	Jun. 22, 2012 Customer Relationships [Member] Mid South [Member] lives	Sep. 30, 2012 Favorable Contracts [Member] Smurfit Stone [Member] lives	Sep. 30, 2012 Technology and Patents [Member] Smurfit Stone [Member] lives	Sep. 30, 2012 Trademarks and Tradenames [Member] Smurfit Stone [Member] lives	Sep. 30, 2012 Noncompete Agreements [Member] Smurfit Stone [Member] lives	Sep. 30, 2012 Amounts Recognized as of Acquisition Date (as adjusted) [Member] Smurfit Stone [Member]		Sep. 30, 2012 Measurement Period Adjustments [Member] Smurfit Stone [Member]		May 27, 2011 Amounts Recognized As of Acquisition Date [Member] Smurfit Stone [Member]
Business Acquisition [Line Items]
Business Acquisition, Cost of Acquired Entity, Purchase Price Net of Cash Acquired		$ 4,919.1					$ 23.9		$ 90.2	$ 32.1
Business Acquisition, Purchase Price Allocation, Current Assets, Cash and Cash Equivalents		473.5					0.1
Business Combination, Purchase Price Allocation, Cash Issued and Issuable, Net of Cash Acquired		1,303.4
Common stock issued in acquisition		31
Stock issued in acquisition		2,378.8
Shares reserved for future issuance		0.7		0.7
Debt assumed in acquisition		1,180.5	1,180.5		1,180.5			0
Stock options assumed		56.4	56.4		56.4			0
Business Acquisition, Equity Interest Issued or Issuable, Per Share		$ 76.735
Acquisition date		May 27, 2011					August 27, 2010		October 28, 2011	June 22, 2012
Business Acquisition, Purchase Price Allocation, Assets Acquired (Liabilities Assumed), Net [Abstract]
Current assets, net of cash received																				1,452.7	[1]	(6.8)	[2]	1,459.5	[3]
Property, plant, and equipment																				4,379.3	[1]	(12.1)	[2]	4,391.4	[3]
Goodwill							10.8		25	8.5										1,080.7	[1]	(10.9)	[2]	1,091.6	[3]
Intangible assets				713.1							663		12.1	39.5	9.9	23.5	13.3	10.3	3	713.1	[1]	21.7	[2]	691.4	[3]
Other long-term assets																				114.5	[1]	19	[2]	95.5	[3]
Total assets acquired			7,729.4		7,729.4			33.2												7,740.3	[1]	10.9	[2]	7,729.4	[3]
Current portion of debt																				9.4	[1]	0	[2]	9.4	[3]
Current liabilities																				823.3	[1]	6.6	[2]	816.7	[3]
Long-term debt due after one year																				1,171.1	[1]	0	[2]	1,171.1	[3]
Accrued pension and other long-term benefits																				1,201.7	[1]	(4.1)	[2]	1,205.8	[3]
Noncontrolling interest and other long-term liabilities																				796.2	[1]	8.4	[2]	787.8	[3]
Total liabilities and noncontrolling interests assumed			(3,990.8)		(3,990.8)			(9.3)												4,001.7	[1]	10.9	[2]	3,990.8	[3]
Net assets acquired																				3,738.6	[1]	0	[2]	3,738.6	[3]
Business Acquisition, Purchase Price Allocation, Unfavorable Contract Accrual									2.1
Weighted Average Life				10.2							10.5	15			12.5	6.9	8	3.5	2
Finite-Lived Intangible Assets, Useful Life, Minimum	0				1									11
Finite-Lived Intangible Assets, Useful Life, Maximum	40				18									12
Business Acquisition, Pro Forma Information [Abstract]
Net sales					9,574.5	8,959.6
Net income attirbutable to Rock-Tenn Company shareholders					341.1	1,390.2
Business Combination, Pro Forma Information, Revenue of Acquiree since Acquisition Date, Actual			2,273.7
Business Combination, Pro Forma Information, Nonrecurring Expense, Inventory Step Up					59.4
Business Combination, Pro Forma Information, Nonrecurring Expense, Employee Compensation Related Costs					97.8
Business Combination, Pro Forma Information, Nonrecurring Expense, Acquisition Costs					48.2
Business Combination, Pro Forma Information, Nonrecurring Expense, Loss on Extinguishment of Debt					81.5
Business Combination, Pro Forma Information, Integration Related Costs					35.9
Business Acquisition, Purchase Price Allocation, Intangible Assets, Expected Tax Deductible Amount													0.5
Business Acquisition, Purchase Price Allocation, Goodwill, Expected Tax Deductible Amount							$ 6.5
Unfavorable Lease Contracts, Useful Live, Minimum									2
Unfavorable Lease Contracts, Useful Live, Maximum									10

[1]	The measurement period adjustments were due primarily to refinements of third party appraisals related to certain property, plant and equipment and intangible assets and related estimated useful lives as well as adjustments to certain tax accounts based on among other things, adjustments to deferred tax liabilities including the recent appraisal adjustments, analysis of the tax basis of acquired assets and liabilities and other tax adjustments. The net impact of the measurement period adjustments resulted in a net decrease to goodwill.
[2]	The measurement period adjustments recorded in fiscal 2012 did not have a significant impact on our condensed consolidated statements of income for any period of fiscal 2012 or 2011. In addition, these adjustments did not have a significant impact on our condensed consolidated balance sheet as of September 30, 2011. Therefore, we have recorded the cumulative impact in fiscal 2012 and have not retrospectively adjusted the comparative 2011 financial information presented herein.
[3]	As previously reported in the Notes to Consolidated Financial Statements included in our Fiscal 2011 Form 10-K.

Restructuring and Other Costs, Net (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2012		Sep. 30, 2011		Sep. 30, 2010
Restructuring Cost and Reserve [Line Items]
Restructuring and other costs, net	$ 23.1	$ 13.7	$ 28.1	$ 10.3	$ 30.9	$ 55.5	$ 6.3	$ 0.6	$ 75.2		$ 93.3		$ 7.4
Restructuring and Other Costs, Net, Noncash									14.8		17.7		4.5
Restructuring and Related Cost, Cost Incurred to Date									176.2
Restructuring and Related Cost, Expected Cost									184
Acquisition Expenses									2.9		20.2		0
Integration Expenses									23		20.2		0
Net Property, Plant and Equipment [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring and other costs, net									14.8	[1]	17.7	[1]	4.3	[1]
Restructuring and Related Cost, Cost Incurred to Date									36.8	[1]
Restructuring and Related Cost, Expected Cost									36.8	[1]
Employee severance and other EE costs [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring and other costs, net									11		10.1		1.7
Restructuring and Related Cost, Cost Incurred to Date									22.8
Restructuring and Related Cost, Expected Cost									22.8
Equipment and Inventory Relocation Costs [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring and other costs, net									4.1		2.1		0.2
Restructuring and Related Cost, Cost Incurred to Date									6.4
Restructuring and Related Cost, Expected Cost									9.4
Facility Closing [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring and other costs, net									5.9		1.9		0.2
Restructuring and Related Cost, Cost Incurred to Date									8.1
Restructuring and Related Cost, Expected Cost									12.9
Other Costs Related to Restructuring and Other Costs [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring and other costs, net									39.4		61.5		1
Restructuring and Related Cost, Cost Incurred to Date									102.1
Restructuring and Related Cost, Expected Cost									102.1
Corrugated Packaging [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring and other costs, net									40.9	[2]	27.5	[2]	1.3	[2]
Restructuring and Related Cost, Cost Incurred to Date									69.7	[2]
Restructuring and Related Cost, Expected Cost									76.6	[2]
Corrugated Packaging [Member] | Net Property, Plant and Equipment [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring and other costs, net									16.6	[1],[2]	16.7	[1],[2]	0.6	[1],[2]
Restructuring and Related Cost, Cost Incurred to Date									33.9	[1],[2]
Restructuring and Related Cost, Expected Cost									33.9	[1],[2]
Corrugated Packaging [Member] | Employee severance and other EE costs [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring and other costs, net									10.5	[2]	7.8	[2]	0.6	[2]
Restructuring and Related Cost, Cost Incurred to Date									18.9	[2]
Restructuring and Related Cost, Expected Cost									18.9	[2]
Corrugated Packaging [Member] | Equipment and Inventory Relocation Costs [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring and other costs, net									3.5	[2]	1.2	[2]	0	[2]
Restructuring and Related Cost, Cost Incurred to Date									4.7	[2]
Restructuring and Related Cost, Expected Cost									7.5	[2]
Corrugated Packaging [Member] | Facility Closing [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring and other costs, net									5.6	[2]	1.1	[2]	0	[2]
Restructuring and Related Cost, Cost Incurred to Date									6.7	[2]
Restructuring and Related Cost, Expected Cost									10.8	[2]
Corrugated Packaging [Member] | Other Costs Related to Restructuring and Other Costs [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring and other costs, net									4.7	[2]	0.7	[2]	0.1	[2]
Restructuring and Related Cost, Cost Incurred to Date									5.5	[2]
Restructuring and Related Cost, Expected Cost									5.5	[2]
Consumer Packaging [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring and other costs, net									(2.4)	[3]	5.1	[3]	5.8	[3]
Restructuring and Related Cost, Cost Incurred to Date									8.6	[3]
Restructuring and Related Cost, Expected Cost									9.2	[3]
Consumer Packaging [Member] | Net Property, Plant and Equipment [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring and other costs, net									(3.4)	[1],[3]	1	[1],[3]	3.7	[1],[3]
Restructuring and Related Cost, Cost Incurred to Date									1.3	[1],[3]
Restructuring and Related Cost, Expected Cost									1.3	[1],[3]
Consumer Packaging [Member] | Employee severance and other EE costs [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring and other costs, net									0.2	[3]	2.3	[3]	1.1	[3]
Restructuring and Related Cost, Cost Incurred to Date									3.6	[3]
Restructuring and Related Cost, Expected Cost									3.6	[3]
Consumer Packaging [Member] | Equipment and Inventory Relocation Costs [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring and other costs, net									0.6	[3]	0.9	[3]	0.2	[3]
Restructuring and Related Cost, Cost Incurred to Date									1.7	[3]
Restructuring and Related Cost, Expected Cost									1.7	[3]
Consumer Packaging [Member] | Facility Closing [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring and other costs, net									0.2	[3]	0.7	[3]	0.1	[3]
Restructuring and Related Cost, Cost Incurred to Date									1	[3]
Restructuring and Related Cost, Expected Cost									1.6	[3]
Consumer Packaging [Member] | Other Costs Related to Restructuring and Other Costs [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring and other costs, net									0	[3]	0.2	[3]	0.7	[3]
Restructuring and Related Cost, Cost Incurred to Date									1	[3]
Restructuring and Related Cost, Expected Cost									1	[3]
Recycling [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring and other costs, net									2.3	[4]	0.1	[4]	0.1	[4]
Restructuring and Related Cost, Cost Incurred to Date									2.7	[4]
Restructuring and Related Cost, Expected Cost									3	[4]
Recycling [Member] | Net Property, Plant and Equipment [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring and other costs, net									1.6	[1],[4]	0	[1],[4]	0	[1],[4]
Restructuring and Related Cost, Cost Incurred to Date									1.6	[1],[4]
Restructuring and Related Cost, Expected Cost									1.6	[1],[4]
Recycling [Member] | Employee severance and other EE costs [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring and other costs, net									0.3	[4]	0	[4]	0	[4]
Restructuring and Related Cost, Cost Incurred to Date									0.3	[4]
Restructuring and Related Cost, Expected Cost									0.3	[4]
Recycling [Member] | Equipment and Inventory Relocation Costs [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring and other costs, net									0	[4]	0	[4]	0	[4]
Restructuring and Related Cost, Cost Incurred to Date									0	[4]
Restructuring and Related Cost, Expected Cost									0.2	[4]
Recycling [Member] | Facility Closing [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring and other costs, net									0.1	[4]	0.1	[4]	0.1	[4]
Restructuring and Related Cost, Cost Incurred to Date									0.4	[4]
Restructuring and Related Cost, Expected Cost									0.5	[4]
Recycling [Member] | Other Costs Related to Restructuring and Other Costs [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring and other costs, net									0.3	[4]	0	[4]	0	[4]
Restructuring and Related Cost, Cost Incurred to Date									0.4	[4]
Restructuring and Related Cost, Expected Cost									0.4	[4]
All Other Segments [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring and other costs, net									34.4	[5]	60.6	[5]	0.2	[5]
Restructuring and Related Cost, Cost Incurred to Date									95.2	[5]
Restructuring and Related Cost, Expected Cost									95.2	[5]
Acquisition Expenses									2.9		20.2
Integration Expenses									32.1		40.4
Other Expenses									(0.6)		0
Total									34.4		60.6
All Other Segments [Member] | Net Property, Plant and Equipment [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring and other costs, net									0	[1],[5]	0	[1],[5]	0	[1],[5]
Restructuring and Related Cost, Cost Incurred to Date									0	[1],[5]
Restructuring and Related Cost, Expected Cost									0	[1],[5]
All Other Segments [Member] | Employee severance and other EE costs [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring and other costs, net									0	[5]	0	[5]	0	[5]
Restructuring and Related Cost, Cost Incurred to Date									0	[5]
Restructuring and Related Cost, Expected Cost									0	[5]
All Other Segments [Member] | Equipment and Inventory Relocation Costs [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring and other costs, net									0	[5]	0	[5]	0	[5]
Restructuring and Related Cost, Cost Incurred to Date									0	[5]
Restructuring and Related Cost, Expected Cost									0	[5]
All Other Segments [Member] | Facility Closing [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring and other costs, net									0	[5]	0	[5]	0	[5]
Restructuring and Related Cost, Cost Incurred to Date									0	[5]
Restructuring and Related Cost, Expected Cost									0	[5]
All Other Segments [Member] | Other Costs Related to Restructuring and Other Costs [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring and other costs, net									34.4	[5]	60.6	[5]	0.2	[5]
Restructuring and Related Cost, Cost Incurred to Date									95.2	[5]
Restructuring and Related Cost, Expected Cost									$ 95.2	[5]

[1]	���Net property, plant and equipment��� as used in this Note 7 is the sum of property, plant and equipment impairment losses, subsequent adjustments to fair value for assets classified as held for sale, and subsequent (gains) or losses on sales of property, plant and equipment and related parts and supplies and accelerated depreciation on such assets.
[2]	The Corrugated Packaging segment current year charges primarily reflect the closure of our Matane, Quebec containerboard mill, a machine taken out of operation at our Hodge, LA containerboard mill and seven corrugated container plants, all acquired in the Smurfit-Stone Acquisition (each initially recorded and five closed in fiscal 2012) and charges associated primarily with on-going closure costs at certain of six other corrugated container plants acquired in the Smurfit-Stone Acquisition (each initially recorded in fiscal 2011, five of the six were closed in fiscal 2011 and one closed in fiscal 2012) and our legacy Hauppauge, NY sheet plant (initially recorded in fiscal 2010 and closed in fiscal 2011), net of a gain on sale in fiscal 2012 primarily for our Santa Fe Springs, CA corrugated converting facility. The current year expenses in the ���Other Costs��� column primarily represent repayment of energy credits and site environmental closure activities at the Matane mill. The cumulative charges are primarily for the facilities mentioned above and fiscal 2011 charges related to kraft paper assets at our Hodge containerboard mill we acquired in the Smurfit-Stone Acquisition. We have transferred a substantial portion of each closed facility's production to our other facilities.
[3]	The Consumer Packaging segment current year activity primarily reflects the gain on sale of our Columbus, IN laminated paperboard converting operation and Milwaukee, WI folding carton facility (initially recorded and closed in fiscal 2011) and on-going closure costs associated with previously closed facilities. The cumulative charges primarily reflect the actions mentioned above as well as closure costs at certain of four interior packaging plants (three initially recorded and closed in fiscal 2011 and one initially recorded and closed in fiscal 2010), our Columbus laminated paperboard converting operation and our Macon, GA drum manufacturing operation (each initially recorded and closed in fiscal 2010) and our Drums, PA interior packaging plant (initially recorded and closed in fiscal 2010).
[4]	The Recycling segment current year charges primarily reflect the closure of six collection facilities (each initially recorded and three closed in fiscal 2012) and the cumulative charges reflect the preceding actions as well as carrying costs for two collections facilities shutdown in a prior year.
[5]	The expenses in the ���Other Costs��� column primarily reflect costs incurred primarily as a result of our Smurfit-Stone Acquisition, including merger integration expenses. The pre-tax charges are summarized below (in millions):��AcquisitionExpenses��IntegrationExpenses��OtherExpenses��TotalFiscal 2012$2.9��$32.1��$(0.6)��$34.4Fiscal 201120.2��40.4�������60.6Acquisition expenses include expenses associated with the Smurfit-Stone Acquisition and other acquisitions, whether consummated or not. Acquisition expenses primarily consist of advisory, legal, accounting, valuation and other professional or consulting fees. Integration expenses reflect primarily severance and other employee costs, professional services including work being performed to facilitate the Smurfit-Stone integration including information systems integration costs, lease expense and other costs. Due to the complexity and duration of the integration activities the precise amount expected to be incurred has not been quantified above. We expect integration activities to continue into fiscal 2013.

Restructuring and Other Costs, Net Restructuring Accrual (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2012	Sep. 30, 2011	Sep. 30, 2010
Restructuring Cost and Reserve [Line Items]
Restructuring and Other Costs Reserve	$ 22.7				$ 26.7				$ 22.7	$ 26.7	$ 1.4
Restructuring and other costs, net	23.1	13.7	28.1	10.3	30.9	55.5	6.3	0.6	75.2	93.3	7.4
Restructuring Reserve [Roll Forward]
Accrual at beginning of period				26.7				1.4	26.7	1.4	1.1
Accruals acquired in Smurfit-Stone Acquisition									0	9.2	0
Additional accruals									26.9	30.8	1.9
Payments									(28)	(14.4)	(1.6)
Adjustment to accruals									(2.9)	(0.3)	0
Accrual at end of period	$ 22.7				$ 26.7				$ 22.7	$ 26.7	$ 1.4

Restructuring and Other Costs, Net Restructuring Costs (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2012	Sep. 30, 2011	Sep. 30, 2010
Restructuring Cost and Reserve [Line Items]
Additional accruals and adjustments to accruals (see table above)									$ 24	$ 30.5	$ 1.9
Acquisition expenses									2.9	20.2	0
Integration expenses									23	20.2	0
Net property, plant and equipment									14.8	17.7	4.3
Severance and other employee costs									0.6	0.3	0.2
Equipment relocation									4.1	2.1	0.2
Facility carrying costs									5.9	1.9	0.2
Other									(0.1)	0.4	0.6
Total restructuring and other costs, net	$ 23.1	$ 13.7	$ 28.1	$ 10.3	$ 30.9	$ 55.5	$ 6.3	$ 0.6	$ 75.2	$ 93.3	$ 7.4

Other Intangible Assets (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Sep. 30, 2012 years	Sep. 30, 2011	Sep. 30, 2010
Finite-Lived Intangible Assets [Line Items]
Weighted Average Life	12.1
Gross Carrying Amount	$ 981.7	$ 893.2
Accumulated Amortization	(186.6)	(93.8)
Finite-Lived Intangible Assets, Amortization Expense	88.9	42.4	11.9
Finite-Lived Intangible Assets, Future Amortization Expense [Abstract]
Fiscal 2013	91.8
Fiscal 2014	88.6
Fiscal 2015	84.7
Fiscal 2016	84
Fiscal 2017	84
Customer Relationships [Member]
Finite-Lived Intangible Assets [Line Items]
Weighted Average Life	11.7
Gross Carrying Amount	873.9	801.9
Accumulated Amortization	(153.6)	(76.4)
Favorable Contracts [Member]
Finite-Lived Intangible Assets [Line Items]
Weighted Average Life	10.4
Gross Carrying Amount	42.2	41.8
Accumulated Amortization	(18.8)	(10.7)
Technology and Patents [Member]
Finite-Lived Intangible Assets [Line Items]
Weighted Average Life	8.1
Gross Carrying Amount	14.3	14.3
Accumulated Amortization	(3.2)	(1.4)
Trademarks and Tradenames [Member]
Finite-Lived Intangible Assets [Line Items]
Weighted Average Life	30.2
Gross Carrying Amount	30.3	30.1
Accumulated Amortization	(6.4)	(2.8)
Noncompete Agreements [Member]
Finite-Lived Intangible Assets [Line Items]
Weighted Average Life	2
Gross Carrying Amount	5.1	5.1
Accumulated Amortization	(4.1)	(2.5)
Licensing Agreements [Member]
Finite-Lived Intangible Assets [Line Items]
Weighted Average Life	10
Gross Carrying Amount	15.9	0
Accumulated Amortization	$ (0.5)	$ 0

Debt (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended			3 Months Ended				12 Months Ended						12 Months Ended					1 Months Ended																						3 Months Ended	12 Months Ended																					3 Months Ended	12 Months Ended						3 Months Ended									12 Months Ended					12 Months Ended	48 Months Ended	72 Months Ended
	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2012	Sep. 30, 2011	Sep. 30, 2010	Dec. 31, 2009 Secured Debt [Member] March 2013 Notes [Member]	Sep. 30, 2011 Secured Debt [Member] March 2013 Notes [Member]		Mar. 31, 2003 Secured Debt [Member] March 2013 Notes [Member]	Sep. 30, 2011 Secured Debt [Member] Revolving Credit Facility [Member]	May 27, 2011 Secured Debt [Member] Revolving Credit Facility [Member] years	Sep. 30, 2011 Secured Debt [Member] Term Loan Facilities [Member]		Sep. 30, 2011 Secured Debt [Member] Term A Facility [Member]	May 27, 2011 Secured Debt [Member] Term A Facility [Member] years	Sep. 30, 2012 Secured Debt [Member] Term B Facility [Member]	Sep. 30, 2011 Secured Debt [Member] Term B Facility [Member]	May 27, 2011 Secured Debt [Member] Term B Facility [Member] years	Mar. 31, 2012 Secured Debt [Member] Term A2 Facility [Member]	Dec. 02, 2011 Secured Debt [Member] Term A2 Facility [Member]	Sep. 27, 2012 Secured Debt [Member] Combined Terminated Facility and Credit Facility [Member]	May 27, 2011 Secured Debt [Member] Terminated Credit Facility [Member]	Sep. 30, 2012 Secured Debt [Member] Receivables Facility [Member]		Sep. 30, 2011 Secured Debt [Member] Receivables Facility [Member]		May 27, 2011 Secured Debt [Member] Receivables Facility [Member]	May 26, 2011 Secured Debt [Member] Receivables Facility [Member]	Sep. 30, 2012 Secured Debt [Member] Industrial Development Revenue Bonds [Member]		Sep. 30, 2011 Secured Debt [Member] Industrial Development Revenue Bonds [Member]		Sep. 30, 2012 Letter of Credit [Member] Revolving Credit Facility [Member]	Sep. 30, 2012 Canadian Dollar Borrowing [Member] Revolving Credit Facility [Member]	Sep. 30, 2011 Canadian Dollar Borrowing [Member] Revolving Credit Facility [Member]	Sep. 30, 2012 Unsecured Debt [Member] March 2019 Notes [Member]		Feb. 22, 2012 Unsecured Debt [Member] March 2019 Notes [Member]	Sep. 30, 2011 Unsecured Debt [Member] March 2019 Notes [Member]		Sep. 30, 2012 Unsecured Debt [Member] March 2013 Notes [Member]		Mar. 31, 2012 Unsecured Debt [Member] March 2016 Notes [Member]	Sep. 30, 2012 Unsecured Debt [Member] March 2016 Notes [Member]	Sep. 30, 2011 Unsecured Debt [Member] March 2016 Notes [Member]		Mar. 05, 2008 Unsecured Debt [Member] March 2016 Notes [Member]	May 29, 2009 Unsecured Debt [Member] Additional Notes 2016 [Member]	Sep. 30, 2012 Unsecured Debt [Member] March 2020 Notes [Member]		Sep. 11, 2012 Unsecured Debt [Member] March 2020 Notes [Member]	Sep. 30, 2011 Unsecured Debt [Member] March 2020 Notes [Member]		Sep. 30, 2012 Unsecured Debt [Member] March 2022 Notes [Member]		Feb. 22, 2012 Unsecured Debt [Member] March 2022 Notes [Member]	Sep. 30, 2011 Unsecured Debt [Member] March 2022 Notes [Member]		Sep. 30, 2012 Unsecured Debt [Member] March 2023 Notes [Member]		Sep. 11, 2012 Unsecured Debt [Member] March 2023 Notes [Member]	Sep. 30, 2011 Unsecured Debt [Member] March 2023 Notes [Member]		Sep. 27, 2012 Unsecured Debt [Member] Credit Facility [Member]	Sep. 30, 2012 Unsecured Debt [Member] Revolving Credit Facility [Member]	Sep. 30, 2012 Unsecured Debt [Member] Revolving Credit Facility [Member]	Sep. 27, 2012 Unsecured Debt [Member] Revolving Credit Facility [Member] years	Sep. 30, 2012 Unsecured Debt [Member] Term Loan Facility [Member]	Sep. 27, 2012 Unsecured Debt [Member] Term Loan Facility [Member] years	Sep. 30, 2012 Unsecured Debt [Member] Term Loan Facilities [Member]		Sep. 30, 2012 Unsecured Debt [Member] Term A Facility [Member]	Sep. 30, 2012 Unsecured Debt [Member] Term A2 Facility [Member]	Mar. 30, 2012 Unsecured Debt [Member] Amended Credit Facility Unsecured Indebtedness [Member]	Mar. 30, 2012 Unsecured Debt [Member] Amended Credit Facility Additional Indebtedness [Member]	Sep. 27, 2012 Line of Credit [Member] Credit Facility [Member]	Sep. 30, 2012 Line of Credit [Member] Revolving Credit Facility [Member]		Sep. 30, 2011 Line of Credit [Member] Revolving Credit Facility [Member]		Sep. 30, 2011 Line of Credit [Member] Combined Terminated Facility and Credit Facility [Member]	Sep. 30, 2012 Notes Payable, Other Payables [Member]	Sep. 30, 2011 Notes Payable, Other Payables [Member]	Sep. 30, 2012 Maximum [Member] Unsecured Debt [Member] Credit Facility [Member]	Sep. 30, 2012 Minimum [Member] Unsecured Debt [Member] Credit Facility [Member]	Sep. 30, 2012 Date-2012-09-30 [Member] Credit Facility [Member]	Sep. 27, 2017 Date-2012-09-30 [Member] Credit Facility [Member]	Sep. 27, 2017 Date-2012-09-30 [Member] Credit Facility [Member]	Sep. 30, 2011 Smurfit Stone [Member]	Sep. 30, 2012 LIBOR-based and Banker's Acceptance Advances [Member] Unsecured Debt [Member] Revolver and Term Loan Facility [Member]	Sep. 30, 2012 LIBOR-based and Banker's Acceptance Advances [Member] Maximum [Member] Unsecured Debt [Member] Revolver and Term Loan Facility [Member]	Sep. 30, 2012 LIBOR-based and Banker's Acceptance Advances [Member] Minimum [Member] Unsecured Debt [Member] Revolver and Term Loan Facility [Member]	Sep. 30, 2011 LIBOR Based [Member] Secured Debt [Member] Term B Facility [Member]	Sep. 30, 2011 Base Rate [Member] Secured Debt [Member] Term B Facility [Member]	Sep. 30, 2012 Base Rate [Member] Unsecured Debt [Member] Revolver and Term Loan Facility [Member]	Sep. 30, 2012 Base Rate [Member] Maximum [Member] Unsecured Debt [Member] Revolver and Term Loan Facility [Member]	Sep. 30, 2012 Base Rate [Member] Minimum [Member] Unsecured Debt [Member] Revolver and Term Loan Facility [Member]
Debt Instrument [Line Items]
Long-term debt	$ 3,412.5				$ 3,445.8				$ 3,412.5	$ 3,445.8			$ 80.9	[1]				$ 2,223.1	[2],[3]										$ 410	[4]	$ 559	[4]			$ 0	[5]	$ 17.4	[5]				$ 349.7	[6]		$ 0	[6]	$ 80.6	[1]		$ 0 [7]	$ 299.2	[7]			$ 347.1	[8]		$ 0	[8]	$ 399.3	[6]		$ 0	[6]	$ 346.3	[8]		$ 0	[8]							$ 1,222.6	[2],[3]						$ 242.3	[2],[3]	$ 238	[2],[3]		$ 14.6	$ 28.2
Current portion of debt	261.3				143.3				261.3	143.3																			51
Long-term debt due after one year	3,151.2				3,302.5				3,151.2	3,302.5
Amortization of Financing Costs									10.8	7.7	6.1
Interest rate															5.63%																													4.45%									9.25%				3.50%					4.90%					4.00%
Variable interest rate on long term debt																																					2.54%
Debt Instrument, Face Amount															100																													350									200	100			350					400					350
Extinguishment of Debt, Amount												19.5
Gain (loss) on extinguishment of debt	(6.3)	(0.1)	(19.5)	0	0	(39.5)	0	0	(25.9)	(39.5)	(2.8)	0.5										(0.8)					(4.6)																							(18.7)																																					(39.5)
Debt Instrument, Interest Rate, Effective Percentage																																										4.58%					5.73%								3.75%					5.00%					4.20%
Repayments of Other Debt									1,803.6	1,966.3	366.3																																																												288							345.5	54.5
Senior Notes Repurchased During Period, Percentage of Par												98.00%																																					104.63%
Unamortized Discount	7.7								7.7																																			0.3									1.4				3					0.8					3.7
Deferred Finance Costs, Current, Gross															0.8																													3.2									4.7	2.7			2.6					3.6					2.7															4
Credit Facility, maximum borrowing capacity																	1,475				1,475			750		227		3,700												300	300																													2,700			1,475		1,223					100	50
Minimum Borrowing on Credit Facility																									100
Debt Instrument, Term, in Years																	5				5			7																																																	5		5
Capacity available for special purpose																																							250	350
Letters of credit outstanding, amount																																							54.7
Line of credit facility, remaining borrowing capacity																																																																							935	935
Applicable margin																																																																																																1.75%	2.00%	1.38%	2.75%	1.75%	0.75%	1.00%	0.38%
Facility commitment																																																																							0.25%	0.25%																		0.33%	0.20%
Interest rate																				2.23%			3.50%						1.34%		1.36%																																											1.97%
Minimum interest rate on revolving credit facility																3.25%																																																								3.04%
Maximum interest rate on revolving credit facility																4.00%																																																								4.00%
Debt Instrument, Basis Floor for Variable Rate, Minimum Percentage																																																																																																			0.75%
Debt Leverage Ratio, Maximum																																																																																												375.00%	350.00%
Interest Coverage Ratio, Minimum																																																																																														350.00%
Deferred Finance Costs, Noncurrent, Net																																																																																															43.3
Receivables backed financing, maximum borrowing amount																																	625	135
Loans and Leases Receivable, Collateral for Secured Borrowings																													838.3
Asset Securitization Facility Commitment Fee Percentage																													0.30%		0.30%
Debt Instrument, Maximum Borrowing Capacity, Amount																													464		559.9
Aggregate maturities of debt, fiscal 2013	261.3								261.3
Aggregate maturities of debt, fiscal 2014	481.2								481.2
Aggregate maturities of debt, fiscal 2015	122.5								122.5
Aggregate maturities of debt, fiscal 2016	122.3								122.3
Aggregate maturities of debt, fiscal 2017	975.9								975.9
Aggregate maturities of debt, thereafter	$ 1,457								$ 1,457

[1]	In March 2003, we sold $100.0 million in aggregate principal amount of our 5.625% notes due March 2013 (���March 2013 Notes���). We are amortizing debt issuance costs of approximately $0.8 million over the term of the March 2013 Notes. In the first quarter of fiscal 2010, we repurchased $19.5 million of our March 2013 Notes at an average price of approximately 98% of par and recorded an aggregate gain on extinguishment of debt of approximately $0.5 million. The amount in the table above is net of hedge adjustments resulting from terminated interest rate swaps and unamortized discount. Giving effect to the amortization of the original issue discount, the terminated fair value hedge adjustments and the debt issuance costs, the effective interest rate on the March 2013 Notes is approximately 5.73%.
[2]	On September 27, 2012 we entered into an unsecured Amended and Restated Credit Agreement (the ���Credit Facility���) with an original maximum principal amount of approximately $2.7 billion before scheduled payments. The Credit Facility includes a $1.475 billion, 5-year revolving credit facility and a $1.223 billion, 5-year term loan facility. All obligations under the Credit Facility are fully and unconditionally guaranteed by our existing and future wholly-owned U.S. subsidiaries, except for certain present and future unrestricted subsidiaries and certain other limited exceptions. In addition, the obligations of Rock-Tenn Company of Canada are guaranteed by Rock-Tenn Company and all such wholly-owned U.S. subsidiaries, as well as by wholly-owned Canadian subsidiaries of RockTenn, other than certain present and future unrestricted subsidiaries and certain other limited exceptions.Up to $250.0 million under the revolving credit facility may be used for the issuance of letters of credit. In addition, up to $350.0 million of the revolving credit facility may be used to fund borrowings in Canadian dollars. At September��30, 2012 and September��30, 2011, the amount committed under the credit facilities for loans to a Canadian subsidiary was $300.0 million and $300.0 million, respectively. At September��30, 2012, available borrowings under the revolving credit portion of the Credit Facility, reduced by outstanding letters of credit not drawn upon of approximately $54.7 million issued under the Credit Facility and including the application of our maximum leverage ratio, were approximately $935 million.At our option, borrowings under the Credit Facility bear interest at either a base rate or at the London Interbank Offered Rate (���LIBOR���), plus, in each case, an applicable margin. In addition, advances in Canadian dollars may be made by way of purchases of bankers' acceptances. We are required to pay fees in respect of outstanding letters of credit at a rate equal to the applicable margin for LIBOR-based borrowings based upon a Credit Agreement Leverage Ratio. The following table summarizes the applicable margins and percentages related to the revolving credit facility and term loan of the Credit Facility:��Range��September��30, 2012Applicable margin/percentage for determining: LIBOR-based loans and banker's acceptance advances interest rate (1)1.375%-2.000%��1.75%Base rate-based borrowings (1)0.375%-1.000%��0.75%Facility commitment (2)0.200%-0.325%��0.25%(1)��The rates vary based on our Leverage Ratio, as defined in the Amended and Restated Credit Agreement.(2)��Applied to the aggregate borrowing availability based on the Leverage Ratio, as defined below.The variable interest rate, including the applicable margin, on our term loan facility was 1.97% at September��30, 2012. Interest rates on our revolving credit facility for borrowings both in the U.S. and Canada ranged from 3.04% to 4.00% at September��30, 2012.The Credit Facility contains certain prepayment requirements and customary affirmative and negative covenants. The negative covenants include covenants that, subject to certain exceptions, contain: limitations on liens and further negative pledges; limitations on sale-leaseback transactions; limitations on debt and prepayments, redemptions or repurchases of certain debt and equity; limitations on mergers and asset sales; limitations on sales, transfers and other dispositions of assets; limitations on loans and certain other investments; limitations on restrictions affecting subsidiaries; (i) limitations on transactions with affiliates; (ii) limitations on changes to��accounting policies or (iii)��fiscal periods; limitations on speculative hedge transactions; and restrictions on modification or waiver of material documents in a manner materially adverse to the lenders.In addition, the Credit Facility includes financial covenants requiring that we maintain a maximum total leverage ratio and minimum interest coverage ratio. The terms of the Credit Facility require us to maintain a leverage ratio (which is the ratio of our total funded debt less certain amounts of unrestricted cash, to Credit Agreement EBITDA, as defined, for the preceding four fiscal quarters (���Leverage Ratio���) of not greater than 3.75 to 1.00 for fiscal quarters ending from September 30, 2012 through September 30, 2013, and not greater than 3.50 to 1.00 for fiscal quarters ending thereafter. In addition, we must maintain an interest coverage ratio (which is the ratio of Credit Agreement EBITDA for the preceding four fiscal quarters to cash interest expense for such period) of not less than 3.50 to 1.00 for any fiscal quarters ending on or after September��30, 2012. Credit Agreement EBITDA is calculated in accordance with the definition contained in our Amended and Restated Credit Agreement. Credit Agreement EBITDA is generally defined as consolidated net income of RockTenn for any fiscal period plus the following to the extent such amounts are deducted in determining such consolidated net income: (i)��consolidated interest expense, (ii)��consolidated tax expenses, (iii)��depreciation and amortization expenses, (iv)��financing expenses and write-offs, including remaining portions of original issue discount on prepayment of indebtedness, prepayment premiums and commitment fees, (v)��inventory expenses associated with the write up of Smurfit-Stone inventory acquired in the merger and other permitted acquisitions, (vi)��all other non-cash charges, (vii)��all legal, accounting and professional advisory expenses incurred in respect of the Smurfit-Stone Acquisition and other permitted acquisitions and related financing transactions, (vii)��certain expenses and costs incurred in connection with the Smurfit-Stone Acquisition and associated synergies, restructuring charges, and certain other charges and expenses, subject to certain limitations specified in the Credit Facility, (viii)��certain other charges and expenses unrelated to the Smurfit-Stone Acquisition subject to certain specified limitations in the Credit Facility, and (ix) for certain periods, run-rate synergies expected to be achieved due to the Smurfit-Stone Acquisition not already included in EBITDA and adjustments to include Smurfit-Stone EBITDA as outlined in the Amended and Restated Credit Agreement related to periods prior to the acquisition (���Credit Agreement EBITDA���). We test and report our compliance with these covenants each quarter. We are in compliance with all of our covenants.The credit facilities also contain certain customary events of default, including relating to non-payment, breach of representations, warranties or covenants, default on other material debt, bankruptcy and insolvency events, invalidity or impairment of loan documentation, collateral or subordination provisions, change of control and customary ERISA defaults. The term ���ERISA��� means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder.
[3]	On May��27, 2011, we entered into a Credit Agreement, which we terminated on September 27, 2012 as discussed below, (the ���Terminated Credit Facility���) with an original maximum principal amount of $3.7 billion before scheduled payments. The Terminated Credit Facility included a $1.475 billion, 5-year revolving credit facility, a $1.475 billion, 5-year term loan A facility, and included a $750 million, 7-year term loan B facility prior to its repayment on February 22, 2012. The borrowings under the Credit Facility were primarily used to finance the Smurfit-Stone Acquisition in part, to repay certain outstanding indebtedness of Smurfit-Stone, to refinance certain of our existing credit facilities, to pay for fees and expenses incurred in connection with the acquisition, and for other corporate purposes. The variable interest rate, including the applicable margin, on our term loan A facility, before the effect of interest rate swaps, was 2.23% at September��30, 2011. Interest rates on our revolving credit facility for borrowings both in the U.S. and Canada ranged from 3.25% to 4.00% at September��30, 2011. On May��27, 2011, at the effective time of the Smurfit-Stone Acquisition, in connection with our entry into the Terminated Credit Facility, we terminated our then existing credit agreement, dated as of March��5, 2008, as amended, following the payment in full of all outstanding indebtedness under the then existing credit agreement. There were no material early termination penalties incurred as a result of the termination. We recorded a loss on extinguishment of debt of $39.5 million primarily for fees paid to certain creditors and third parties and to write-off certain unamortized deferred financing costs related to the termination and capitalized approximately $43.3 million of debt issuance costs in other assets related to the new credit agreements, including amounts related to our receivables-backed financing facility.On December 2, 2011, we amended our Terminated Credit Facility which permitted the issuance of debt that could be secured on an equal and ratable basis with the Terminated Credit Facility provided no portion of the term loan B facility remained outstanding. The amendment also provided for a $227.0 million term loan A2 tranche to be drawn upon by us in either a single drawing or in two separate drawings in minimum draws of $100.0 million, at our discretion, on or prior to March 31, 2012, and amended other terms of a technical nature. On February 22, 2012, we repaid our term loan B facility using the proceeds from the issuance of the March 2019 and March 2022 Notes. We recorded a loss on extinguishment of debt of $0.8 million to write-off unamortized deferred financing costs. The repayment of our term loan B facility, in conjunction with our then current credit rating removed the security pledge from our Terminated Credit Facility and our March 2013 Notes. Borrowings under the term loan B facility had applicable margins of 2.75% for LIBOR-based loans (with LIBOR to be no lower than 0.75%) and 1.75% for base rate-based loans. The interest rate for borrowings under the term loan B facility was 3.50% at September 30, 2011. On March 14, 2012, we drew down the full amount of the term loan A2 tranche, along with revolver borrowings, to pay off our March 2016 Notes. On March 30, 2012, we amended our Terminated Credit Facility which provided for the ability to guaranty the obligations of any restricted subsidiary in respect of indebtedness incurred by a restricted subsidiary to the extent such indebtedness is permitted under the Credit Agreement, to incur unsecured indebtedness in respect of letters of credit, letters of guaranty or similar instruments having an aggregate face amount not to exceed $100.0 million at any time outstanding and to��incur indebtedness in an aggregate principal amount of up to $50.0 million pursuant to an ���additional indebtedness��� carveout to the indebtedness covenant in the Credit Agreement. The applicable margin on LIBOR based term loan A2 was dependent upon our Leverage Ratio. On September 27, 2012, in connection with our entry into the Credit Facility, we terminated our then existing credit agreement, dated as of May��27, 2011, as amended, following the payment in full of all outstanding indebtedness under the Terminated Credit Facility. There were no early termination penalties incurred as a result of the termination of the Terminated Credit Facility. We recorded a loss on extinguishment of debt of $4.6 million primarily to write-off certain unamortized deferred financing costs related to the termination and capitalized approximately $4.0 million of debt issuance costs in other assets.
[4]	On May 27, 2011, we increased our receivables-backed financing facility (the ���Receivables Facility���) to $625.0 million from $135.0 million. The Receivables Facility has been amended to include the trade receivables of additional RockTenn subsidiaries. In addition, the maturity date of the Receivables Facility has been extended until the third anniversary of the Smurfit-Stone Acquisition. Except for $51.0 million classified as short-term at September��30, 2012 that is expected to require the use of current assets for repayment, the borrowings are classified as long-term at September��30, 2012 and September��30, 2011. The borrowing rate, which consists of a blend of the market rate for asset-backed commercial paper and the one month LIBOR rate plus a utilization fee, was 1.34% and 1.36% as of September��30, 2012 and September��30, 2011, respectively. The commitment fee for this facility was 0.30% and 0.30% as of September��30, 2012 and September��30, 2011, respectively. Borrowing availability under this facility is based on the eligible underlying accounts receivable and certain covenants. The agreement governing the Receivables Facility contains restrictions, including, among others, on the creation of certain liens on the underlying collateral. We test and report our compliance with these covenants monthly. We are in compliance with all of our covenants. At September��30, 2012 and September��30, 2011, maximum available borrowings, excluding amounts outstanding, under this facility were approximately $464.0 million and $559.9 million, respectively. The carrying amount of accounts receivable collateralizing the maximum available borrowings at September��30, 2012 was approximately $838.3 million. We have continuing involvement with the underlying receivables as we provide credit and collections services pursuant to the securitization agreement.
[5]	We repaid the industrial development revenue bonds issued by various municipalities in which we maintain facilities on October 3, 2011.
[6]	On February 22, 2012, we issued $350.0 million aggregate principal amount of 4.45% senior notes due March 2019 (���March 2019 Notes���) and issued $400.0 million aggregate principal amount of 4.90% senior notes due March 2022 (���March 2022 Notes���) in an unregistered offering pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the ���Securities Act���). We issued the March 2019 Notes and March 2022 Notes at a discount of approximately $0.3 million and $0.8 million, respectively, and recorded debt issuance costs in connection with the March 2019 Notes and March 2022 Notes of approximately $3.2 million and $3.6 million respectively, which are being amortized over the respective term of the notes. Giving effect to the amortization of the original issue discount and the debt issuance costs, the effective interest rates of the March 2019 Notes and March 2022 Notes are approximately 4.58% and 5.00%, respectively.
[7]	On March��5, 2008, we issued $200.0 million aggregate principal amount of 9.25% senior notes due March 2016 (���March��2016 Notes���). The March 2016 Notes were originally issued at a discount of $1.4 million and incurred debt issuance costs of $4.7 million. On May��29, 2009, we issued an additional $100.0 million aggregate principal amount of March 2016 Notes (the ���Additional Notes���) and as a result incurred debt issuance costs of approximately $2.7 million related to the Additional Notes; these debt issuance costs, together with the original issue debt discount and debt issuance costs, were being amortized through the maturity date of the March 2016 Notes. On March 15, 2012, we redeemed our March 2016 Notes at a redemption price equal to 104.625% of the principal amount of the March 2016 Notes, plus the accrued and unpaid interest. We recorded an aggregate loss on extinguishment of debt of approximately $18.7 million for the redemption premium and to expense unamortized deferred financing and discount costs.
[8]	On September 11, 2012, we issued $350.0 million aggregate principal amount of 3.50% senior notes due March 2020 (���March 2020 Notes���) and issued $350.0 million aggregate principal amount of 4.00% senior notes due March 2023 (���March 2023 Notes���) in an unregistered offering pursuant to Rule 144A and Regulation S under the Securities Act. We issued the March 2020 and March 2023 notes at a discount of approximately $3.0 million and $3.7 million, respectively, and recorded debt issuance costs in connection with the March 2020 and March 2023 notes of approximately $2.6 million and $2.7 million, respectively, which are being amortized over the respective term of the notes. Giving effect to the amortization of the original issue discount and the debt issuance costs, the effective interest rates of the March 2020 and March 2023 Notes are approximately 3.75% and 4.20%, respectively. We used the net proceeds from the offering to repay a portion of the outstanding loans under our Terminated Credit Facility (as hereinafter defined) and to pay costs and expenses associated with the transaction. We repaid approximately $288 million outstanding under our revolving credit facility, $345.5 million outstanding under our term loan A facility and $54.5 million outstanding under our term loan A2 facility.

Fair Value Fair Value by Balance Sheet Grouping (Details) (USD $) In Millions, unless otherwise specified	Sep. 30, 2012		Sep. 30, 2011
Fair Value [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Fair value of debt	$ 3,496.6		$ 3,469.6
Carrying Amount [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Fair value of debt	3,412.5		3,445.8
Notes Payable, Other Payables [Member] | Fair Value [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Fair value of debt	15.4	[1],[2]	30.3	[1],[2]
Notes Payable, Other Payables [Member] | Carrying Amount [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Fair value of debt	14.6	[1],[2]	28.2	[1],[2]
March 2013 Notes [Member] | Secured Debt [Member] | Fair Value [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Fair value of debt			83.1	[3]
March 2013 Notes [Member] | Secured Debt [Member] | Carrying Amount [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Fair value of debt			80.9	[3]
March 2013 Notes [Member] | Unsecured Debt [Member] | Fair Value [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Fair value of debt	81.7	[3]
March 2013 Notes [Member] | Unsecured Debt [Member] | Carrying Amount [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Fair value of debt	80.6	[3]
March 2016 Notes [Member] | Unsecured Debt [Member] | Fair Value [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Fair value of debt	0	[3]	318.7	[3]
March 2016 Notes [Member] | Unsecured Debt [Member] | Carrying Amount [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Fair value of debt	0	[3]	299.2	[3]
March 2019 Notes [Member] | Unsecured Debt [Member] | Fair Value [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Fair value of debt	376.6	[3]	0	[3]
March 2019 Notes [Member] | Unsecured Debt [Member] | Carrying Amount [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Fair value of debt	349.7	[3]	0	[3]
March 2020 Notes [Member] | Unsecured Debt [Member] | Fair Value [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Fair value of debt	356.3	[3]	0	[3]
March 2020 Notes [Member] | Unsecured Debt [Member] | Carrying Amount [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Fair value of debt	347.1	[3]	0	[3]
March 2022 Notes [Member] | Unsecured Debt [Member] | Fair Value [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Fair value of debt	434	[3]	0	[3]
March 2022 Notes [Member] | Unsecured Debt [Member] | Carrying Amount [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Fair value of debt	399.3	[3]	0	[3]
March 2023 Notes [Member] | Unsecured Debt [Member] | Fair Value [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Fair value of debt	357.7	[3]	0	[3]
March 2023 Notes [Member] | Unsecured Debt [Member] | Carrying Amount [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Fair value of debt	346.3	[3]	0	[3]
Term loan facilities [Member] | Secured Debt [Member] | Fair Value [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Fair value of debt			2,223.1	[1]
Term loan facilities [Member] | Secured Debt [Member] | Carrying Amount [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Fair value of debt			2,223.1	[1]
Term loan facilities [Member] | Unsecured Debt [Member] | Fair Value [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Fair value of debt	1,222.6	[1]
Term loan facilities [Member] | Unsecured Debt [Member] | Carrying Amount [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Fair value of debt	1,222.6	[1]
Revolving credit and swing facilities [Member] | Line of Credit [Member] | Fair Value [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Fair value of debt	242.3	[1]	238	[1]
Revolving credit and swing facilities [Member] | Line of Credit [Member] | Carrying Amount [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Fair value of debt	242.3	[1]	238	[1]
Receivables-backed financing facility [Member] | Secured Debt [Member] | Fair Value [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Fair value of debt	410	[1]	559	[1]
Receivables-backed financing facility [Member] | Secured Debt [Member] | Carrying Amount [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Fair value of debt	410	[1]	559	[1]
Industrial development revenue bonds [Member] | Secured Debt [Member] | Fair Value [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Fair value of debt	0	[1]	17.4	[1]
Industrial development revenue bonds [Member] | Secured Debt [Member] | Carrying Amount [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Fair value of debt	$ 0	[1]	$ 17.4	[1]

[1]	Fair value approximates the carrying amount as the variable interest rates reprice frequently at observable current market rates. As such, fair value is categorized as level 2 within the fair value hierarchy.
[2]	Fair value for certain debt is estimated based on the discounted value of future cash flows using observable current market interest rates offered for debt of similar credit risk and maturity. As such, fair value is categorized as level 2 within the fair value hierarchy.
[3]	Fair value is categorized as level 2 within the fair value hierarchy since the notes trade infrequently. Fair value is based on quoted market prices.

Leases (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Sep. 30, 2012	Sep. 30, 2011	Sep. 30, 2010
Operating Leased Assets [Line Items]
Fiscal 2013	$ 40.6
Fiscal 2014	36.7
Fiscal 2015	31.4
Fiscal 2016	26.2
Fiscal 2017	22
Thereafter	89.9
Total future minimum lease payments	246.8
Rental expense	$ 88.1	$ 42.6	$ 21.6

Income Taxes (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2012	Sep. 30, 2011	Sep. 30, 2010
Operating Loss Carryforwards	$ 418.4				$ 479				$ 418.4	$ 479
Excess Tax Benefit from Share-based Compensation Not Yet Realized									10.3	15.4
Deferred Tax Assets, Operating Loss Carryforwards, Foreign	4.6				4.5				4.6	4.5
Deferred income tax assets:
United States									374.7	163.7	263.6
Foreign									14.4	51.8	31.8
Income before income taxes	120.8	90.6	53.3	124.4	127.1	(46)	55.8	78.6	389.1	215.5	295.4
Current income taxes:
Federal									(4.5)	(0.4)	92.7
State									7.5	0.5	11.3
Foreign									10.5	9.4	11.8
Total current									13.5	9.5	115.8
Deferred income taxes:
Federal									129.1	55.5	(57.6)
State									(0.6)	1.5	5.2
Foreign									(5.1)	3	1.3
Total deferred									123.4	60	(51.1)
Provision for income taxes									136.9	69.5	64.7
Foreign Country [Member]
Operating Loss Carryforwards	27.3				25.6				27.3	25.6
Deferred income taxes:
Operating Loss Carryforwards, Valuation Allowance	$ 4.2				$ 4				$ 4.2	$ 4

Income Taxes Effective Tax Rate Reconciliation (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Sep. 30, 2010	Sep. 30, 2012	Sep. 30, 2011	Sep. 30, 2010
Cumulative Impact of Cellulosic Biofuel Producer Credit Election, Net of Alternative Fuel Mixture Credit, Benefit, Net of Tax	$ 27.6			$ 27.6
Income Tax Reconciliation, Tax Credits, Other				4.4
Income Tax Reconciliation, Alternative Fuel Mixture Credit				$ 29
Statutory federal tax rate		35.00%	35.00%	35.00%
Foreign rate differential		0.20%	(2.50%)	0.00%
Adjustment and resolution of federal, state and foreign tax uncertainties		(0.10%)	0.30%	(0.30%)
State taxes, net of federal benefit		3.40%	2.30%	1.90%
Research and development and other tax credits, net of valuation allowances		(0.50%)	(1.10%)	(1.50%)
Alternative fuel credits		0.00%	0.00%	(3.40%)
Cellulosic biofuel credit, net of incremental state tax impact		0.00%	0.00%	(9.40%)
Income attributable to noncontrolling interest		(0.10%)	(0.30%)	(0.20%)
Nondeductible deal fees		0.00%	1.30%	0.00%
Change in valuation allowance		(1.30%)	0.00%	0.00%
Other, net		(1.40%)	(2.70%)	(0.20%)
Effective tax rate		35.20%	32.30%	21.90%

Income Taxes Deferred Taxes (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Sep. 30, 2012	Sep. 30, 2011
Deferred income tax assets:
Accruals and allowances	$ 25.2	$ 17.6
Employee related accruals and allowances	107.5	113.4
Pension obligations	489	447.3
State net operating loss carryforwards	44.2	54.5
State credit carryforwards, net of federal benefit	47	51.7
CBPC and other federal tax credit carryforwards	225.6	220.8
Federal net operating loss carryforwards	146.4	167.7
Restricted stock and options	22.4	22.3
Other	21.9	17
Valuation allowances	(42.3)	(48)
Total	1,086.9	1,064.3
Deferred income tax liabilities:
Property, plant and equipment	1,439	1,385
Deductible intangibles and goodwill	283.8	288.1
Inventory reserves	80.2	108.6
Deferred gain	31	57.1
Other	0.7	0.6
Total	1,834.7	1,839.4
Net deferred income tax liability	747.8	775.1
Current deferred tax asset	104	52
Current deferred tax liability	0.1	0
Long-term deferred tax asset	37.1	0
Long-term deferred tax liability	888.8	827.1
Operating Loss Carryforwards	418.4	479
Excess Tax Benefit from Share-based Compensation Not Yet Realized	10.3	15.4
Deferred Tax Assets, Operating Loss Carryforwards, State and Local	44.2	54.5
Income Taxes Receivable, Current	7.2	34.7
Deferred Income Taxes and Other Assets, Current	104	52
Southern Container [Member]
Deferred income tax liabilities:
Tax credit carryforward, valuation allowance	29	33.6
State and Local Jurisdiction [Member]
Deferred income tax liabilities:
Operating Loss Carryforwards	1,160	1,339
Operating Loss Carryforwards, Valuation Allowance	3.2	3.8
Tax Credit Carryforward, Deferred Tax Asset	47	51.7
Tax credit carryforward, valuation allowance	29.9	39
Foreign Country [Member]
Deferred income tax liabilities:
Operating Loss Carryforwards	27.3	25.6
Operating Loss Carryforwards, Valuation Allowance	4.2	4
Minimum [Member]
Deferred income tax liabilities:
Operating loss carryforward expiration	2022
Minimum [Member] | State and Local Jurisdiction [Member]
Deferred income tax liabilities:
Operating loss carryforward expiration	2013
Tax credit carryforward expiration	P5Y
Minimum [Member] | Foreign Country [Member]
Deferred income tax liabilities:
Operating loss carryforward expiration	2015
Maximum [Member]
Deferred income tax liabilities:
Operating loss carryforward expiration	2031
Maximum [Member] | State and Local Jurisdiction [Member]
Deferred income tax liabilities:
Operating loss carryforward expiration	2031
Tax credit carryforward expiration	P10Y
Maximum [Member] | Foreign Country [Member]
Deferred income tax liabilities:
Operating loss carryforward expiration	2032
Cellulosic Biofuel Producer Credit [Member]
Deferred income tax liabilities:
Tax credit carryforward expiration	December 31, 2015
Tax credit carryforward	145.6	146.1
Alternative Minimum Tax Credits [Member]
Deferred income tax liabilities:
Tax credit carryforward	71.8	69.5
Other Federal Credit Carryforwards [Member]
Deferred income tax liabilities:
Tax credit carryforward	$ 8.2	$ 5.2
Other Federal Credit Carryforwards [Member] | Minimum [Member]
Deferred income tax liabilities:
Tax credit carryforward expiration	2017
Other Federal Credit Carryforwards [Member] | Maximum [Member]
Deferred income tax liabilities:
Tax credit carryforward expiration	2032

Income Taxes Valuation Allowance Against Deferred Tax Assets (Details) (Valuation Allowance of Deferred Tax Assets [Member], USD $) In Millions, unless otherwise specified	12 Months Ended
	Sep. 30, 2012		Sep. 30, 2011		Sep. 30, 2010
Valuation Allowance of Deferred Tax Assets [Member]
Movement in Deferred Tax Asset Valuation Allowance [Roll Forward]
Balance at the beginning of period	$ 48		$ 40.2		$ 37.2
Charges to costs and expenses	4.3		5.8		5.6
Allowances related to acquistions	0	[1]	7.8	[1]	0	[1]
Deductions	(10)		(5.8)		(2.6)
Balance at end of period	$ 42.3		$ 48		$ 40.2

[1]	Allowances related to acquisitions in fiscal 2011 are related to the Smurfit-Stone Acquisition.

Income Taxes Unrecognized Tax Benefit (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Sep. 30, 2012		Sep. 30, 2011		Sep. 30, 2010
Undistributed Foreign Earnings	$ 123.1
Unrecognized Tax Benefits that Would Impact Effective Tax Rate	265.6		266.5
Reconciliation of Unrecognized Tax Benefits, Excluding Amounts Pertaining to Examined Tax Returns [Roll Forward]
Unrecognized Tax Benefits at the beginning of period	287.9		12.2		13.1
(Reductions) additions related to acquisitions	(1.4)	[1]	275.5	[1]	0	[1]
Additions for tax positions taken in current year	7		0		0
Additions for tax positions taken in prior years	0		1.5		1.3
Reductions as a result of a lapse of the applicable statue of limitations	(3.8)		(1.3)		(2.2)
Unrecognized Tax Benefits at the end of period	289.7		287.9		12.2
Unrecognized Tax Benefits, Income Tax Penalties and Interest Accrued	2		3.9
Unrecognized Tax Benefits, Income Tax Penalties and Interest Expense	(1.9)		0.4
Investments in Foreign Subsidiaries and Foreign Corporate Joint Ventures that are Essentially Permanent in Duration [Member]
Deferred Tax Liability Not Recognized, Amount of Unrecognized Deferred Tax Liability	10.3
Smurfit Stone [Member]
Net Operating Loss Carryforward, Increase During Period	254
Reconciliation of Unrecognized Tax Benefits, Excluding Amounts Pertaining to Examined Tax Returns [Roll Forward]
Unrecognized Tax Benefits at the end of period	$ 254

[1]	Adjustments related to acquisitions in fiscal 2012 and 2011 are related to the Smurfit-Stone Acquisition.

Retirement Plans (Details) (USD $) In Millions, unless otherwise specified	Sep. 30, 2012 Pension Plans, Defined Benefit [Member]	Sep. 30, 2013 United States Pension Plans of US Entity, Defined Benefit [Member]	Sep. 30, 2012 United States Pension Plans of US Entity, Defined Benefit [Member]	Sep. 30, 2011 United States Pension Plans of US Entity, Defined Benefit [Member]	Sep. 30, 2010 United States Pension Plans of US Entity, Defined Benefit [Member]	Sep. 30, 2012 United States Pension Plans of US Entity, Defined Benefit [Member] Minimum [Member]	Sep. 30, 2010 United States Pension Plans of US Entity, Defined Benefit [Member] Minimum [Member]	Sep. 30, 2012 United States Pension Plans of US Entity, Defined Benefit [Member] Maximum [Member]	Sep. 30, 2010 United States Pension Plans of US Entity, Defined Benefit [Member] Maximum [Member]	Sep. 30, 2013 Domestic Pension Plans of Foreign Entity, Defined Benefit [Member]	Sep. 30, 2011 Domestic Pension Plans of Foreign Entity, Defined Benefit [Member]	Sep. 30, 2012 Domestic Pension Plans of Foreign Entity, Defined Benefit [Member]	Sep. 30, 2012 Domestic Pension Plans of Foreign Entity, Defined Benefit [Member] Minimum [Member]	Sep. 30, 2012 Domestic Pension Plans of Foreign Entity, Defined Benefit [Member] Maximum [Member]	Sep. 30, 2011 United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member]	Sep. 30, 2012 United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member]	Sep. 30, 2011 Domestic Postretirement Benefit Plans of Foreign Entity, Defined Benefit [Member]	Sep. 30, 2012 Domestic Postretirement Benefit Plans of Foreign Entity, Defined Benefit [Member]	Sep. 30, 2012 Supplemental Employee Retirement Plans, Defined Benefit [Member]	Sep. 30, 2011 Supplemental Employee Retirement Plans, Defined Benefit [Member]	Sep. 30, 2010 Supplemental Employee Retirement Plans, Defined Benefit [Member]	Sep. 30, 2012 Supplemental Employee Retirement Plans, Defined Benefit [Member] Minimum [Member]	Sep. 30, 2011 Supplemental Employee Retirement Plans, Defined Benefit [Member] Minimum [Member]	Sep. 30, 2012 Supplemental Employee Retirement Plans, Defined Benefit [Member] Maximum [Member]	Sep. 30, 2011 Supplemental Employee Retirement Plans, Defined Benefit [Member] Maximum [Member]	Sep. 30, 2012 Equity Securities [Member] United States Pension Plans of US Entity, Defined Benefit [Member]	Sep. 30, 2011 Equity Securities [Member] United States Pension Plans of US Entity, Defined Benefit [Member]	Sep. 30, 2011 Equity Securities [Member] Domestic Pension Plans of Foreign Entity, Defined Benefit [Member]	Sep. 30, 2012 Equity Securities [Member] Domestic Pension Plans of Foreign Entity, Defined Benefit [Member]	Sep. 30, 2012 Fixed Income Funds [Member] United States Pension Plans of US Entity, Defined Benefit [Member]	Sep. 30, 2011 Fixed Income Funds [Member] United States Pension Plans of US Entity, Defined Benefit [Member]	Sep. 30, 2011 Fixed Income Funds [Member] Domestic Pension Plans of Foreign Entity, Defined Benefit [Member]	Sep. 30, 2012 Fixed Income Funds [Member] Domestic Pension Plans of Foreign Entity, Defined Benefit [Member]	Sep. 30, 2012 Short-term Investments [Member] United States Pension Plans of US Entity, Defined Benefit [Member]	Sep. 30, 2011 Short-term Investments [Member] United States Pension Plans of US Entity, Defined Benefit [Member]	Sep. 30, 2011 Short-term Investments [Member] Domestic Pension Plans of Foreign Entity, Defined Benefit [Member]	Sep. 30, 2012 Short-term Investments [Member] Domestic Pension Plans of Foreign Entity, Defined Benefit [Member]	Sep. 30, 2012 Other Investments [Member] United States Pension Plans of US Entity, Defined Benefit [Member]	Sep. 30, 2011 Other Investments [Member] United States Pension Plans of US Entity, Defined Benefit [Member]	Sep. 30, 2011 Other Investments [Member] Domestic Pension Plans of Foreign Entity, Defined Benefit [Member]	Sep. 30, 2012 Other Investments [Member] Domestic Pension Plans of Foreign Entity, Defined Benefit [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Defined Benefit Plan, Assumptions Used Calculating Net Periodic Benefit Cost, Rate of Compensation Increase				3.11%		2.75%	2.00%	3.32%	3.50%		3.75%		3.00%	3.25%			3.75%	3.00%	6.00%	6.00%
Defined Benefit Plan, Assumptions Used Calculating Net Periodic Benefit Cost, Expected Long-term Return on Assets		7.50%	8.00%	7.86%	8.65%					6.90%	6.00%		3.51%	6.00%
Defined Benefit Plan, Target Allocation Percentage of Assets, Equity Investments																										40.00%	41.00%	38.00%	29.00%
Defined Benefit Plan, Target Allocation Percentage, Fixed Income Investments																														45.00%	46.00%	56.00%	58.00%
Defined Benefit Plan, Target Allocation Percentage of Assets, Debt Securities																																		2.00%	2.00%	2.00%	1.00%
Defined Benefit Plan, Target Allocation Percentage of Assets, Other																																						13.00%	11.00%	4.00%	12.00%
Defined Benefit Plan, Actual Plan Asset Allocations			100.00%	100.00%							100.00%	100.00%														42.00%	28.00%	35.00%	31.00%	45.00%	50.00%	61.00%	58.00%	3.00%	13.00%	1.00%	2.00%	10.00%	9.00%	3.00%	9.00%
Defined Benefit Plan, Estimated Future Employer Contributions in Next Fiscal Year	$ 208
Defined Benefit Plan, Assumptions Used Calculating Benefit Obligation, Discount Rate			4.22%	5.27%							4.90%	4.14%			5.27%	4.22%	4.90%	4.14%				2.57%	0.87%	4.22%	4.61%
Defined Benefit Plan, Assumptions Used Calculating Benefit Obligation, Rate of Compensation Increase				3.22%		2.00%		2.50%			3.13%		3.00%	3.25%			3.00%	3.00%	6.00%	6.00%
Defined Benefit Plan, Assumptions Used Calculating Net Periodic Benefit Cost, Discount Rate			5.27%	5.50%	5.53%						5.13%		3.51%	4.90%	5.56%	5.27%	5.13%	4.90%			4.21%	0.87%	0.24%	4.61%	5.09%

Retirement Plans Assumptions (Details)	12 Months Ended								4 Months Ended	12 Months Ended	4 Months Ended	12 Months Ended				12 Months Ended
	Sep. 30, 2013 United States Pension Plans of US Entity, Defined Benefit [Member]	Sep. 30, 2012 United States Pension Plans of US Entity, Defined Benefit [Member]	Sep. 30, 2011 United States Pension Plans of US Entity, Defined Benefit [Member]	Sep. 30, 2010 United States Pension Plans of US Entity, Defined Benefit [Member]	Sep. 30, 2012 United States Pension Plans of US Entity, Defined Benefit [Member] Minimum [Member]	Sep. 30, 2010 United States Pension Plans of US Entity, Defined Benefit [Member] Minimum [Member]	Sep. 30, 2012 United States Pension Plans of US Entity, Defined Benefit [Member] Maximum [Member]	Sep. 30, 2010 United States Pension Plans of US Entity, Defined Benefit [Member] Maximum [Member]	Sep. 30, 2011 United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member]	Sep. 30, 2012 United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member]	Sep. 30, 2011 Domestic Postretirement Benefit Plans of Foreign Entity, Defined Benefit [Member]	Sep. 30, 2012 Domestic Postretirement Benefit Plans of Foreign Entity, Defined Benefit [Member]	Sep. 30, 2013 Domestic Pension Plans of Foreign Entity, Defined Benefit [Member]	Sep. 30, 2011 Domestic Pension Plans of Foreign Entity, Defined Benefit [Member]	Sep. 30, 2012 Domestic Pension Plans of Foreign Entity, Defined Benefit [Member]	Sep. 30, 2012 Domestic Pension Plans of Foreign Entity, Defined Benefit [Member] Minimum [Member]	Sep. 30, 2012 Domestic Pension Plans of Foreign Entity, Defined Benefit [Member] Maximum [Member]	Sep. 30, 2012 Supplemental Employee Retirement Plans, Defined Benefit [Member]	Sep. 30, 2011 Supplemental Employee Retirement Plans, Defined Benefit [Member]	Sep. 30, 2010 Supplemental Employee Retirement Plans, Defined Benefit [Member]	Sep. 30, 2012 Supplemental Employee Retirement Plans, Defined Benefit [Member] Minimum [Member]	Sep. 30, 2011 Supplemental Employee Retirement Plans, Defined Benefit [Member] Minimum [Member]	Sep. 30, 2012 Supplemental Employee Retirement Plans, Defined Benefit [Member] Maximum [Member]	Sep. 30, 2011 Supplemental Employee Retirement Plans, Defined Benefit [Member] Maximum [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Assumptions Used Calculating Benefit Obligation, Discount Rate		4.22%	5.27%						5.27%	4.22%	4.90%	4.14%		4.90%	4.14%						2.57%	0.87%	4.22%	4.61%
Defined Benefit Plan, Assumptions Used Calculating Benefit Obligation, Rate of Compensation Increase			3.22%		2.00%		2.50%				3.00%	3.00%		3.13%		3.00%	3.25%	6.00%	6.00%
Defined Benefit Plan, Assumptions Used Calculating Net Periodic Benefit Cost, Expected Long-term Return on Assets	7.50%	8.00%	7.86%	8.65%									6.90%	6.00%		3.51%	6.00%
Defined Benefit Plan, Assumptions Used Calculating Net Periodic Benefit Cost, Rate of Compensation Increase			3.11%		2.75%	2.00%	3.32%	3.50%			3.75%	3.00%		3.75%		3.00%	3.25%	6.00%	6.00%
Defined Benefit Plan, Assumptions Used Calculating Net Periodic Benefit Cost, Discount Rate		5.27%	5.50%	5.53%					5.56%	5.27%	5.13%	4.90%		5.13%		3.51%	4.90%			4.21%	0.87%	0.24%	4.61%	5.09%

Retirement Plans Defined Benefit Plan Obligations (Details) (USD $) In Millions, unless otherwise specified	Sep. 30, 2012	Sep. 30, 2011	Sep. 30, 2012 Pension Plans, Defined Benefit [Member]	Sep. 30, 2011 Pension Plans, Defined Benefit [Member]	Sep. 30, 2010 Pension Plans, Defined Benefit [Member]	Sep. 30, 2011 Other Postretirement Benefit Plans, Defined Benefit [Member]	Sep. 30, 2012 Other Postretirement Benefit Plans, Defined Benefit [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Assumptions Used, Minimum Outstanding Par Value of Bonds Used to Determine Future Discount Rate	$ 100
Defined Benefit Plan, Change in Benefit Obligation [Roll Forward]
Benefit obligations at beginning of period			4,363.5	472.1		0.8	167.5
Service cost			30.1	17.2	11.1	0.6	1.5
Interest cost			221.4	95.1	23.8	3.2	7.8
Amendments			2.6	0.6		(1)	(0.2)
Actuarial loss (gain)			555.3	127.4		2	(2.5)
Plan participant contributions			3	1.2		2.3	5.9
Benefits paid			(263.5)	(101.6)		(6.4)	(17.4)
Business combinations			(4.2)	3,823.3		169.7	0
Foreign currency rate changes			65.3	(71.8)		(3.7)	3.6
Benefit obligation at end of period			4,973.5	4,363.5	472.1	167.5	166.2
Defined Benefit Plan, Accumulated Benefit Obligation	$ 4,921.3	$ 4,318.8

Retirement Plans Change in Fair Value of Plan Assets (Details) (USD $) In Millions, unless otherwise specified	4 Months Ended	12 Months Ended
	Sep. 30, 2011 Other Postretirement Benefit Plans, Defined Benefit [Member]	Sep. 30, 2012 Other Postretirement Benefit Plans, Defined Benefit [Member]	Sep. 30, 2012 Pension Plans, Defined Benefit [Member]	Sep. 30, 2011 Pension Plans, Defined Benefit [Member]	Sep. 30, 2012 Nonqualified Plan [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets at beginning of year	$ 0	$ 0	$ 2,919.4	$ 306.3
Actual gain (loss) on plan assets	0	0	400.6	(114.8)
Employer contributions	4.1	11.5	367.5	62.4	12.8
Plan participant contributions	2.3	5.9	3	1.2
Benefits paid	(6.4)	(17.4)	(263.5)	(101.6)
Business combinations	0	0	0	2,823.8
Foreign currency rate changes	0	0	53.2	(57.9)
Fair value of assets at end of year	$ 0	$ 0	$ 3,480.2	$ 2,919.4

Retirement Plans Underfunded Status of Pension and Postretirement Plans (Details) (USD $) In Millions, unless otherwise specified	Sep. 30, 2012	Sep. 30, 2011
Defined Benefit Plan Disclosure [Line Items]
Other current liability	$ (226.7)	$ (174.3)
Other Postretirement Benefit Plans, Defined Benefit [Member]
Defined Benefit Plan Disclosure [Line Items]
Other current liability	(12)	(12.3)
Accrued pension and other long-term benefits	(154.2)	(155.2)
Net amount recognized	(166.2)	(167.5)
Pension Plans, Defined Benefit [Member]
Defined Benefit Plan Disclosure [Line Items]
Other current liability	(0.2)	(13.1)
Accrued pension and other long-term benefits	(1,493.1)	(1,431)
Net amount recognized	$ (1,493.3)	$ (1,444.1)

Retirement Plans Amounts in Accumulated Other Comprehensive Income (Loss) and Other Comprehensive Income (Loss) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended						4 Months Ended	12 Months Ended
	Sep. 30, 2012	Sep. 30, 2011	Sep. 30, 2010	Sep. 30, 2012 Pension Plans, Defined Benefit [Member]	Sep. 30, 2011 Pension Plans, Defined Benefit [Member]	Sep. 30, 2010 Pension Plans, Defined Benefit [Member]	Sep. 30, 2011 Other Postretirement Benefit Plans, Defined Benefit [Member]	Sep. 30, 2012 Other Postretirement Benefit Plans, Defined Benefit [Member]
Defined Benefit Plan Disclosure [Line Items]
Net actuarial loss (income)				$ 877	$ 520.8		$ 2	$ (0.1)
Prior service cost (credit)				5	3.2		(1)	(1.8)
Total accumulated other comprehensive loss (income)				882	524		1	(1.9)
Net actuarial loss (income) arising during period	375	336	13.6	377.6	334	13.6	2	(2.5)
Amortization of net actuarial loss	(21.4)	(18.9)	(19.3)	(21.4)	(18.9)	(19.3)	0	0
Prior service cost (credit) arising during period	2.2	(0.3)	0.2	2.6	0.7	0.2	(1)	(0.5)
Amortization of prior service (cost) credit	(0.7)	(0.7)	(0.9)	(0.8)	(0.7)	(0.9)	0	0.1
Net amount recognized in other comprehensive loss (income)				$ 358	$ 315.1	$ (6.4)	$ 1	$ (2.9)

Retirement Plans Amounts Recognized in Consolidated Statement of Income (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended			4 Months Ended	12 Months Ended
	Sep. 30, 2012 Pension Plans, Defined Benefit [Member]	Sep. 30, 2011 Pension Plans, Defined Benefit [Member]	Sep. 30, 2010 Pension Plans, Defined Benefit [Member]	Sep. 30, 2011 Other Postretirement Benefit Plans, Defined Benefit [Member]	Sep. 30, 2012 Other Postretirement Benefit Plans, Defined Benefit [Member]
Defined Benefit Plan Disclosure [Line Items]
Service cost	$ 30.1	$ 17.2	$ 11.1	$ 0.6	$ 1.5
Interest cost	221.4	95.1	23.8	3.2	7.8
Expected return on plan assets	(222.1)	(91.9)	(23.9)	0	0
Amortization of net actuarial loss	21.4	18.9	19.3	0	0
Amortization of prior service cost (credit)	0.8	0.7	0.9	0	(0.1)
Company defined benefit plan expense	51.6	40	31.2	3.8	9.2
Net pension cost	61.4	44.6	33	3.8	9.2
Multiemployer and other plans	$ 9.8	$ 4.6	$ 1.8	$ 0	$ 0

Retirement Plans Assumed Health Care Cost Trend Rates (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
Sep. 30, 2012
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Effect of One Percentage Point Decrease on Accumulated Postretirement Benefit Obligation	$ 8
United States Pension Plans of US Entity, Defined Benefit [Member]
Defined Benefit Plan Disclosure [Line Items]
Health care cost trend rates assumed for next year	9.38%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.00%
Year the rate reaches the ultimate trend rate	2030
Domestic Pension Plans of Foreign Entity, Defined Benefit [Member]
Defined Benefit Plan Disclosure [Line Items]
Health care cost trend rates assumed for next year	7.50%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	4.70%
Year the rate reaches the ultimate trend rate	2029

Retirement Plans Weighted-average Assumptions (Details)	12 Months Ended								4 Months Ended	12 Months Ended					4 Months Ended	12 Months Ended
	Sep. 30, 2013 United States Pension Plans of US Entity, Defined Benefit [Member]	Sep. 30, 2012 United States Pension Plans of US Entity, Defined Benefit [Member]	Sep. 30, 2011 United States Pension Plans of US Entity, Defined Benefit [Member]	Sep. 30, 2010 United States Pension Plans of US Entity, Defined Benefit [Member]	Sep. 30, 2012 United States Pension Plans of US Entity, Defined Benefit [Member] Minimum [Member]	Sep. 30, 2010 United States Pension Plans of US Entity, Defined Benefit [Member] Minimum [Member]	Sep. 30, 2012 United States Pension Plans of US Entity, Defined Benefit [Member] Maximum [Member]	Sep. 30, 2010 United States Pension Plans of US Entity, Defined Benefit [Member] Maximum [Member]	Sep. 30, 2011 United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member]	Sep. 30, 2012 United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member]	Sep. 30, 2013 Domestic Pension Plans of Foreign Entity, Defined Benefit [Member]	Sep. 30, 2011 Domestic Pension Plans of Foreign Entity, Defined Benefit [Member]	Sep. 30, 2012 Domestic Pension Plans of Foreign Entity, Defined Benefit [Member] Minimum [Member]	Sep. 30, 2012 Domestic Pension Plans of Foreign Entity, Defined Benefit [Member] Maximum [Member]	Sep. 30, 2011 Domestic Postretirement Benefit Plans of Foreign Entity, Defined Benefit [Member]	Sep. 30, 2012 Domestic Postretirement Benefit Plans of Foreign Entity, Defined Benefit [Member]	Sep. 30, 2012 Supplemental Employee Retirement Plans, Defined Benefit [Member]	Sep. 30, 2011 Supplemental Employee Retirement Plans, Defined Benefit [Member]	Sep. 30, 2010 Supplemental Employee Retirement Plans, Defined Benefit [Member]	Sep. 30, 2012 Supplemental Employee Retirement Plans, Defined Benefit [Member] Minimum [Member]	Sep. 30, 2011 Supplemental Employee Retirement Plans, Defined Benefit [Member] Minimum [Member]	Sep. 30, 2012 Supplemental Employee Retirement Plans, Defined Benefit [Member] Maximum [Member]	Sep. 30, 2011 Supplemental Employee Retirement Plans, Defined Benefit [Member] Maximum [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Assumptions Used Calculating Net Periodic Benefit Cost, Rate of Compensation Increase			3.11%		2.75%	2.00%	3.32%	3.50%				3.75%	3.00%	3.25%	3.75%	3.00%	6.00%	6.00%
Expected long-term rate of return on plan assets	7.50%	8.00%	7.86%	8.65%							6.90%	6.00%	3.51%	6.00%
Defined Benefit Plan, Assumptions Used Calculating Net Periodic Benefit Cost, Discount Rate		5.27%	5.50%	5.53%					5.56%	5.27%		5.13%	3.51%	4.90%	5.13%	4.90%			4.21%	0.87%	0.24%	4.61%	5.09%

Retirement Plans Losses Amortized from Accumulated Other Comprehensive Loss into Net Periodic Benefit Cost (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
Sep. 30, 2013
Other Postretirement Benefit Plans, Defined Benefit [Member]
Defined Benefit Plan Disclosure [Line Items]
Actuarial loss	$ 0
Prior service cost (credit)	(0.2)
Total	(0.2)
Pension Plans, Defined Benefit [Member]
Defined Benefit Plan Disclosure [Line Items]
Actuarial loss	40.6
Prior service cost (credit)	0.9
Total	$ 41.5

Retirement Plans Projected Estimated Benefit Payments (Details) (USD $) In Millions, unless otherwise specified	Sep. 30, 2012
Pension Plans, Defined Benefit [Member]
Defined Benefit Plan Disclosure [Line Items]
Fiscal 2013	$ 282.4
Fiscal 2014	304.5
Fiscal 2015	283.3
Fiscal 2016	289.9
Fiscal 2017	294
Fiscal Years 2018 ��� 2022	1,526.7
Other Postretirement Benefit Plans, Defined Benefit [Member]
Defined Benefit Plan Disclosure [Line Items]
Fiscal 2013	12
Fiscal 2014	12.1
Fiscal 2015	12
Fiscal 2016	11.9
Fiscal 2017	11.9
Fiscal Years 2018 ��� 2022	$ 58

Retirement Plans Pension Plan Assets Measured at Fair Value (Details) (Fair Value, Measurements, Recurring [Member], USD $) In Millions, unless otherwise specified	Sep. 30, 2012		Sep. 30, 2011		Sep. 30, 2010
Estimate of Fair Value, Fair Value Disclosure [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	$ 3,480.2		$ 2,919.4
Fair Value, Inputs, Level 1 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	608.4		937.4
Fair Value, Inputs, Level 2 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	2,808.5		1,798.7
Fair Value, Inputs, Level 3 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	63.3		183.3		24.4
US Equity Securities [Member] | Estimate of Fair Value, Fair Value Disclosure [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	275.5	[1]	266.6	[1]
US Equity Securities [Member] | Fair Value, Inputs, Level 1 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	107.1	[1]	154.6	[1]
US Equity Securities [Member] | Fair Value, Inputs, Level 2 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	168.4	[1]	112
US Equity Securities [Member] | Fair Value, Inputs, Level 3 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	0	[1]	0	[1]
Non US Equity Securities [Member] | Estimate of Fair Value, Fair Value Disclosure [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	808.3	[1]	611.3	[1]
Non US Equity Securities [Member] | Fair Value, Inputs, Level 1 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	99.8	[1]	215.8	[1]
Non US Equity Securities [Member] | Fair Value, Inputs, Level 2 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	708.5	[1]	395.5	[1]
Non US Equity Securities [Member] | Fair Value, Inputs, Level 3 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	0	[1]	0	[1]
Hedged Equities [Member] | Estimate of Fair Value, Fair Value Disclosure [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	277.4	[1]
Hedged Equities [Member] | Fair Value, Inputs, Level 1 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	0	[1]
Hedged Equities [Member] | Fair Value, Inputs, Level 2 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	277.4
Hedged Equities [Member] | Fair Value, Inputs, Level 3 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	0	[1]
US Government Debt Securities [Member] | Estimate of Fair Value, Fair Value Disclosure [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	152.6	[2]	115.3	[2]
US Government Debt Securities [Member] | Fair Value, Inputs, Level 1 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	0	[2]	61.3	[2]
US Government Debt Securities [Member] | Fair Value, Inputs, Level 2 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	152.6	[2]	54	[2]
US Government Debt Securities [Member] | Fair Value, Inputs, Level 3 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	0	[2]	0	[2]
Non-US government securities [Member] | Estimate of Fair Value, Fair Value Disclosure [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	83.6	[3]	295.7	[3]
Non-US government securities [Member] | Fair Value, Inputs, Level 1 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	0	[3]	8	[3]
Non-US government securities [Member] | Fair Value, Inputs, Level 2 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	83.6	[3]	287.7	[3]
Non-US government securities [Member] | Fair Value, Inputs, Level 3 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	0	[3]	0	[3]
US Corporate Bonds [Member] | Estimate of Fair Value, Fair Value Disclosure [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	667.7	[3]	628.1	[3]
US Corporate Bonds [Member] | Fair Value, Inputs, Level 1 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	98.3	[3]	75.2	[3]
US Corporate Bonds [Member] | Fair Value, Inputs, Level 2 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	569.4	[3]	552.9	[3]
US Corporate Bonds [Member] | Fair Value, Inputs, Level 3 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	0	[3]	0	[3]
Non-US corporate bonds [Member] | Estimate of Fair Value, Fair Value Disclosure [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	489.8	[3]	389.6	[3]
Non-US corporate bonds [Member] | Fair Value, Inputs, Level 1 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	188.8	[3]	128.2	[3]
Non-US corporate bonds [Member] | Fair Value, Inputs, Level 2 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	301	[3]	260	[3]
Non-US corporate bonds [Member] | Fair Value, Inputs, Level 3 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	0	[3]	1.4	[3]
Collateralized Mortgage Backed Securities [Member] | Estimate of Fair Value, Fair Value Disclosure [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	46.5	[3]	36.6	[3]
Collateralized Mortgage Backed Securities [Member] | Fair Value, Inputs, Level 1 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	0	[3]	0	[3]
Collateralized Mortgage Backed Securities [Member] | Fair Value, Inputs, Level 2 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	46.5	[3]	36.6	[3]
Collateralized Mortgage Backed Securities [Member] | Fair Value, Inputs, Level 3 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	0	[3]	0	[3]
Other Fixed Income Securities [Member] | Estimate of Fair Value, Fair Value Disclosure [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	233	[4]	73	[4]
Other Fixed Income Securities [Member] | Fair Value, Inputs, Level 1 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	0	[4]	4.4	[4]
Other Fixed Income Securities [Member] | Fair Value, Inputs, Level 2 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	233	[4]	68.6	[4]
Other Fixed Income Securities [Member] | Fair Value, Inputs, Level 3 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	0	[4]	0	[4]
Short-term Investments [Member] | Estimate of Fair Value, Fair Value Disclosure [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	114.4	[5]	289.9	[5]
Short-term Investments [Member] | Fair Value, Inputs, Level 1 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	114.4	[5]	289.9	[5]
Short-term Investments [Member] | Fair Value, Inputs, Level 2 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	0	[5]	0	[5]
Short-term Investments [Member] | Fair Value, Inputs, Level 3 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	0	[5]	0	[5]
Alternative Investments [Member] | Estimate of Fair Value, Fair Value Disclosure [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	331.4	[6]	213.3	[6]
Alternative Investments [Member] | Fair Value, Inputs, Level 1 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	0	[6]	0	[6]
Alternative Investments [Member] | Fair Value, Inputs, Level 2 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	268.1	[6]	31.4	[6]
Alternative Investments [Member] | Fair Value, Inputs, Level 3 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	$ 63.3	[6]	$ 181.9	[6]

[1]	Equity securities are comprised of the following investment types: (i)��common stock; (ii)��preferred stock; (iii)��equity exchange traded funds; (iv) hedged equity investments and (v) commingled equity funds. Investments in common and preferred stocks are valued using quoted market prices multiplied by the number of shares owned. The investment in exchange traded funds are valued at the net asset value per share multiplied by the number of shares held as of the measurement date. The hedged equity investment is a commingled fund that consists primarily of equity indexed investments which are hedged by options and also holds collateral in the form of short term treasury securities. The commingled funds investments are valued at the net asset value per share multiplied by the number of shares held. The determination of net asset value for the commingled funds includes market pricing of the underlying assets as well as broker quotes and other valuation techniques.
[2]	U.S. government securities include treasury and agency debt. These investments are valued using a broker quote in an active market.
[3]	These investments are valued utilizing a market approach that includes various valuation techniques and sources such as value generation models, broker quotes in active and non-active markets, benchmark yields and securities, reported trades, issuer spreads, and/or other applicable reference data. The U.S. corporate bonds category is primarily comprised of U.S. dollar denominated investment grade securities. Commingled debt funds are valued at their net asset value per share multiplied by the number of shares held. The determination of net asset value for the commingled funds includes market pricing of the underlying assets as well as broker quotes and other valuation techniques.
[4]	Other fixed income is comprised of municipal and asset-backed securities. Investments are valued utilizing a market approach that includes various valuation techniques and sources such as, broker quotes in active and non-active markets, benchmark yields and securities, reported trades, issuer spreads, and/or other applicable reference data.
[5]	Short-term investments are valued at $1.00/unit, which approximates fair value. Amounts are generally invested in interest-bearing accounts.
[6]	The alternative investments are diversified across multiple asset managers and several types of asset classes including hedge funds, private equity partnerships and real estate funds. The hedge funds are valued at net asset value. Fair value of the private equity partnerships is determined based on discounted cash flow analysis that utilizes unobservable inputs such as weighted average cost of capital ranging from 7.3% to 20.0%, residual growth rate assumptions ranging from 1.5% to 4.0%, revenue growth rates ranging from 1.6% to 9.1% and EBITDA of market comparable companies with multiples ranging from 4.8 to 14.5. The fair value of our real estate funds is based on the utilization of various unobservable inputs including but not limited to rental rate factors ranging from 0% to 25%, capitalization rates ranging from 5% to 8%, discount rates ranging from 7% to 9% and inflation rates ranging from 0% to 5%.

Retirement Plans Fair Value, Changes in Level 3 (Details) (Fair Value, Inputs, Level 3 [Member], Fair Value, Measurements, Recurring [Member], USD $) In Millions, unless otherwise specified	12 Months Ended
	Sep. 30, 2012	Sep. 30, 2011
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Fair value of plan assets at beginning of year	$ 183.3	$ 24.4
Purchases, sales, issuances and settlements, net	(2.9)	179.2
Actual return on plan assets, relating to instruments still held at end of year	9.7	0
Actual return on plan assets, relating to instruments sold during the year	2.7
Transfers in / (out) of level 3	(129.5)	(20.3)
Fair value of assets at end of year	63.3	183.3
Non-US corporate bonds [Member]
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Fair value of plan assets at beginning of year	1.4	1.4
Purchases, sales, issuances and settlements, net	(1.3)	0
Actual return on plan assets, relating to instruments still held at end of year	0	0
Actual return on plan assets, relating to instruments sold during the year	(0.1)
Transfers in / (out) of level 3	0	0
Fair value of assets at end of year	0	1.4
Alternative Investments [Member]
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Fair value of plan assets at beginning of year	181.9	23
Purchases, sales, issuances and settlements, net	(1.6)	179.2
Actual return on plan assets, relating to instruments still held at end of year	9.7	0
Actual return on plan assets, relating to instruments sold during the year	2.8
Transfers in / (out) of level 3	(129.5)	(20.3)
Fair value of assets at end of year	$ 63.3	$ 181.9

Retirement Plans Fair Value Inputs, Assets, Quantitative Information (Details) (Fair Value, Inputs, Level 3 [Member], Fair Value, Measurements, Recurring [Member])	Sep. 30, 2012
Private Equity Funds [Member] | Minimum [Member] | Discounted Cash Flow [Member]
Fair Value Inputs, Assets, Quantitative Information [Line Items]
Fair Value Inputs, Weighted Average Cost of Capital	7.30%
Fair Value Inputs, Residual Growth Rate	1.50%
Fair Value Inputs, Long-term Revenue Growth Rate	1.60%
Private Equity Funds [Member] | Minimum [Member] | Market Comparable Companies [Member]
Fair Value Inputs, Assets, Quantitative Information [Line Items]
Fair Value Inputs, Earnings before Interest, Taxes, Depreciation, and Amortization Multiple	4.8
Private Equity Funds [Member] | Maximum [Member] | Discounted Cash Flow [Member]
Fair Value Inputs, Assets, Quantitative Information [Line Items]
Fair Value Inputs, Weighted Average Cost of Capital	20.00%
Fair Value Inputs, Residual Growth Rate	4.00%
Fair Value Inputs, Long-term Revenue Growth Rate	9.10%
Private Equity Funds [Member] | Maximum [Member] | Market Comparable Companies [Member]
Fair Value Inputs, Assets, Quantitative Information [Line Items]
Fair Value Inputs, Earnings before Interest, Taxes, Depreciation, and Amortization Multiple	14.5
Real Estate Funds [Member] | Minimum [Member] | Discounted Cash Flow [Member]
Fair Value Inputs, Assets, Quantitative Information [Line Items]
Fair Value Inputs, Inflation Rate	0.00%
Fair Value Inputs, Rental Rate Factor	0.00%
Fair Value Inputs, Capitalization Rates	5.00%
Fair Value Inputs, Discount Rate	7.00%
Real Estate Funds [Member] | Maximum [Member] | Discounted Cash Flow [Member]
Fair Value Inputs, Assets, Quantitative Information [Line Items]
Fair Value Inputs, Inflation Rate	5.00%
Fair Value Inputs, Rental Rate Factor	25.00%
Fair Value Inputs, Capitalization Rates	8.00%
Fair Value Inputs, Discount Rate	9.00%

Retirement Plans Schedule Of Multiemployer Plans (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Sep. 30, 2012		Sep. 30, 2011		Sep. 30, 2010
Schedule Of Multiemployer Plans [Line Items]
Percentage of Employees Covered by Collective Bargaining Agreements	48.00%
Percentage of Employees Working Under Expired Collective Bargaining Agreement	13.00%
Percentage of Employees Covered By Collective Bargaining Agreements Expiring in One Year	27.00%
Multiemployer Plan, Withdrawal Obligation	$ 3.9		$ 3.9
Multiemployer and other plans	9.8	[1]	4.6	[1]	1.8	[1]
Other Funds [Member]
Schedule Of Multiemployer Plans [Line Items]
Multiemployer and other plans	6.2	[1]	2.8	[1]	1.2	[1]
Pension Plans, Defined Benefit [Member] | Pace Industry Union Management Pension Fund [Member]
Schedule Of Multiemployer Plans [Line Items]
Entity Tax Identification Number	116166763
Multiemployer Plan Number	001
Multiemployer Plans, Certified Zone Status	Red		Red
Multiemployer Plans, Funding Improvement Plan and Rehabilitation Plan	Yes-Implemented
Multiemployer and other plans	$ 3.6	[1]	$ 1.8	[1]	$ 0.6	[1]
Multiemployer Plans, Surcharge	Yes
Multiemployer Plans, Collective-Bargaining Arrangement, Expiration Date, First	Sep 30, 2011
Multiemployer Plans, Collective-Bargaining Arrangement, Expiration Date, Last	Jun 2, 2015
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Pace Industry Union Management Pension Fund [Member]
Schedule Of Multiemployer Plans [Line Items]
Contributions Exceed 5% of Total Plan Contributions			Yes		No

[1]	Contributions represent the amounts contributed to the plan during the fiscal year. Contributions to the Pace Industry Union-Management Pension Fund for fiscal 2010 did not exceed 5% of total plan contributions; however, our contributions for fiscal 2011 exceeded 5% of total plan contributions. The increase was primarily due to contributions related to locations acquired as part of the Smurfit-Stone Acquisition. Although the plan data for fiscal 2012 is not yet available, we would expect to continue to exceed 5% of total plan contributions.

Retirement Plans Defined Contribution and Supplemental Plans (Details) (USD $)	12 Months Ended
	Sep. 30, 2012	Sep. 30, 2011	Sep. 30, 2010
Defined Benefit Plan Disclosure [Line Items]
Defined Contribution Plan Employer Contribution on Basic Salary, Maximum, Low End of Range	3.00%
Defined Contribution Plan Employer Contribution on Basic Salary, Maximum, High End of Range	4.00%
Defined Contribution Plan, Cost Recognized	$ 31,800,000	$ 20,300,000	$ 12,300,000
Other Pension Plans, Postretirement or Supplemental Plans, Defined Benefit [Member]
Defined Benefit Plan Disclosure [Line Items]
Nonqualified Deferred Compensation, Maximum Deferral, Senior Executive Portion	6.00%
Defined Contribution Plan Employer Contribution, Match Per Dollar	0.5
Pension and Other Postretirement and Postemployment Benefit Plans, Assets	6,900,000
Pension and Other Postretirement and Postemployment Benefit Plans, Liabilities	$ 8,700,000

Shareholders' Equity (Details) (USD $) In Millions, except Per Share data, unless otherwise specified	Sep. 30, 2012	Sep. 30, 2011	Sep. 30, 2010 Common Stock [Member]	Sep. 30, 2012 Common Stock [Member]	Sep. 30, 2012 Common Class A [Member]	Sep. 30, 2011 Common Class A [Member]
Class A Common Stock, par value	$ 0.01	$ 0.01			$ 0.01
Stock Repurchase Program, Number of Shares Authorized to be Repurchased				6
Stock Repurchased During Period, Shares			0.1		0	0
Stock Repurchased During Period, Value			$ 3.6
Stock Repurchase Program, Remaining Number of Shares Authorized to be Repurchased				1.8

Share-Based Compensation (Details) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended				12 Months Ended											1 Months Ended
	Sep. 30, 2012 years	Sep. 30, 2011 years	Sep. 30, 2010 years	Sep. 30, 2012 Restricted Stock Target Awards Potentially Issuable [Member]	Sep. 30, 2012 2004 Incentive Stock Plan, as Amended [Member]	Sep. 30, 2012 Stock Options [Member] years	Sep. 30, 2011 Stock Options [Member]	Sep. 30, 2010 Stock Options [Member]	Sep. 30, 2012 Restricted Stock [Member]	Sep. 30, 2011 Restricted Stock [Member]	Sep. 30, 2010 Restricted Stock [Member]	Sep. 30, 2012 Restricted Stock, Target Awards, Issued, Not Yet Vested [Member]	Sep. 30, 2011 Restricted Stock, Target Awards, Issued, Not Yet Vested [Member]	Sep. 30, 2011 Smurfit Stone [Member]	May 27, 2011 Smurfit Stone [Member]	May 27, 2011 Smurfit Stone [Member] Stock Options [Member] years	Sep. 30, 2012 Employee Stock Purchase Plan [Member]	Sep. 30, 2012 Smurfit Stone [Member] Restricted Stock Target Awards Potentially Issuable [Member]	Sep. 30, 2012 Smurfit-Stone Incentive Plan [Member]	May 27, 2011 Smurfit-Stone Incentive Plan [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share-based Compensation Arrangement by Share-based Payment Award, Number of Shares Authorized					7,900,000												4,300,000			4,000,000
Share-based Compensation Arrangement by Share-based Payment Award, Number of Shares Authorized During Year					3,300,000
Share-based Compensation Arrangement by Share-based Payment Award, Number of Shares Available for Grant				700,000	3,300,000												800,000	100,000	2,600,000
Allocated Share-based Compensation Expense	$ 29.2	$ 21.4	$ 16
Employee Service Share-based Compensation, Tax Benefit from Compensation Expense	11.1	8.2	6
Expected term (in years)	5.3	5.2	5													3.5
Expected volatility	47.30%	46.50%	48.20%													48.80%
Risk-free rate	0.80%	2.10%	2.30%													1.10%
Expected dividends	1.40%	1.40%	1.40%													1.40%
Shares granted						255,250										1,314,251
Stock Options [Roll Forward]
Shares outstanding, beginning of period						1,532,103
Shares granted						255,250										1,314,251
Shares exercised						(402,684)
Shares expired						(9,800)
Shares forfeited						(32,900)
Shares outstanding, end of period						1,341,969	1,532,103
Weighted Average Exercise Price, outstanding, beginning of period						$ 36.35
Weighted Average Exercise Price, shares granted						$ 63.38
Weighted Average Exercise Price, shares exercised						$ 33.95
Weighted Average Exercise Price, shares expired						$ 18.86
Weighted Average Exercise Price, shares forfeited						$ 61.24
Weighted Average Exercise Price, outstanding, end of period						$ 41.73	$ 36.35
Aggregate Intrinsic Value, Outstanding at end of period						40.9
Aggregate Intrinsic Value, Exercisable at end of period						33.5
Shares, Exercisable at end of period						812,377
Weighted Average Exercise Price, exercisable at end of period						$ 30.99
Weighted Average Remaining Contractual Term, Outstanding at end of period						6.4
Weighted Average Remaining Contractual Term, Exercisable						5.1
Share-based Compensation Arrangement by Share-based Payment Award, Options, Vested and Expected to Vest, Outstanding, Number						1,306,107
Share-based Compensation Arrangement by Share-based Payment Award, Options, Vested and Expected to Vest, Outstanding, Weighted Average Exercise Price						$ 42.17
Share-based Compensation Arrangement by Share-based Payment Award, Options, Vested and Expected to Vest, Exercisable, Weighted Average Remaining Contractual Term						6.4
Share-based Compensation Arrangement by Share-based Payment Award, Options, Vested and Expected to Vest, Outstanding, Aggregate Intrinsic Value						39.2
Share-based Compensation Arrangement by Share-based Payment Award, Options, Grants in Period, Weighted Average Grant Date Fair Value						$ 23.81	$ 41.09	$ 16.81								$ 42.89
Aggregate intrinsic value of options exercised						13.5	31.7	5.6
Aggregate fair value of vested restricted stock									33.6	28	16.9
Common Stock, Shares, Issued												100,000	400,000
Share-based Compensation Arrangement by Share-based Payment Award, Award Vesting Period, Minimum									P3Y
Share-based Compensation Arrangement by Share-based Payment Award, Award Vesting Period, Maximum						P5Y			P5Y
Fair value of share-based awards issued in the acquisition														56.4	56.4	56.4
Excess tax benefits from share-based compensation	10	0	4.3
Employee Service Share-based Compensation, Cash Received from Exercise of Stock Options	$ 17.3	$ 34.9	$ 5.7
Share-based Compensation Arrangement by Share-based Payment Award, Contractual Term, Maximum						P10Y

Share-Based Compensation Restricted Stock (Details) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Sep. 30, 2012 years		Sep. 30, 2011		Sep. 30, 2010
Stock Options [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share-based Compensation Arrangement by Share-based Payment Award, Award Vesting Period, Maximum	P5Y
Employee Service Share-based Compensation, Nonvested Awards, Total Compensation Cost Not yet Recognized	$ 4.7
Employee Service Share-based Compensation, Nonvested Awards, Total Compensation Cost Not yet Recognized, Period for Recognition	1.9
Restricted Stock [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Percentage of Award Based on Level of Performance Attained, Maximum	200.00%
Percentage of Award Based on Level of Performance Attained, Minimum	0.00%
Share-based Compensation Arrangement by Share-based Payment Award, Award Vesting Period, Minimum	P3Y
Share-based Compensation Arrangement by Share-based Payment Award, Award Vesting Period, Maximum	P5Y
Unvested, beginning of period	1,005,343
Granted	410,250		455,958		326,850
Vested	(495,368)		(420,596)		(361,552)
Forfeited	(57,550)
Unvested, end of period	862,675		1,005,343
Unvested, Weighted Average Grant Date Fair Value, beginning of period	$ 41.95
Weighted Average Grant Date Fair Value, Granted	$ 63.28
Weighted Average Grant Date Fair Value, Vested	$ 28.72
Weighted Average Grant Date Fair Value, Forfeited	$ 59.04
Unvested, Weighted Average Grant Date Fair Value, end of period	$ 58.66		$ 41.95
Employee Service Share-based Compensation, Nonvested Awards, Total Compensation Cost Not yet Recognized	36.3
Employee Service Share-based Compensation, Nonvested Awards, Total Compensation Cost Not yet Recognized, Period for Recognition	1.4
Aggregate fair value of vested restricted stock	$ 33.6		$ 28		$ 16.9
Restricted Stock, Non-Employee Directors [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share-based Compensation Arrangement by Share-based Payment Award, Award Vesting Period	1 year
Granted	20,700	[1]	20,155	[1]	22,000	[1]
Restricted Stock, Attainment of Performance Conditio in Excess of Target [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Granted	0	[2]	173,028	[2]	50,400	[2]
Restricted Stock, Service Condition and Cash Flow to Equity Ratio Performance Condition at Target [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Granted	389,550	[3]	262,775	[3]	254,450	[3]
Restricted Stock, Target Awards, Issued, Not Yet Vested [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Common Stock, Shares, Issued	100,000		400,000
Restricted Stock Target Awards Potentially Issuable [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share-based Compensation Arrangement by Share-based Payment Award, Number of Shares Available for Grant	700,000
Restricted Stock, Target Awards, Issued and Issued and Vested, 2011 [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Percentage of Awarded Based on Performance Level Achieved			150.00%
Restricted Stock, Target Awards, Issued and Issued and Vested, 2010 [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Percentage of Awarded Based on Performance Level Achieved					150.00%
Restricted Stock, Target Awards [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share-based Compensation Arrangement by Share-based Payment Award, Award Vesting Period	3

[1]	Non-employee director grants vest over one year and are deemed issued on the grant date and have voting and dividend rights. Also includes converted restricted stock units held by the Smurfit-Stone directors who served on the RockTenn board of directors in fiscal 2011.
[2]	Shares issued in fiscal 2011 for the fiscal 2009 Cash Flow to Equity Ratio, the fiscal 2008 Annual Average Return over Capital Costs and the fiscal 2008 Total Shareholder Return were each at 150% of target. Shares issued in fiscal 2010 for the fiscal 2007 Annual Average Return over Capital Costs and the fiscal 2007 Total Shareholder Return grants each attained performance at 150% of the respective target.
[3]	These employee grants vest over approximately three years and have varied adjustable ranges by grant from 0-200% of target subject to the level of performance attained in the respective award agreement.

Share-Based Compensation Employee Stock Purchase Plan (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Sep. 30, 2012	Sep. 30, 2011	Sep. 30, 2010
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share-based compensation expense	$ 29.2	$ 21.4	$ 16
Employee Stock Purchase Plan [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share-based Compensation Arrangement by Share-based Payment Award, Discount from Market Price, Purchase Date	15.00%
Share-based Compensation Arrangement by Share-based Payment Award, Number of Shares Authorized	4.3
Stock Issued During Period, Shares, Employee Stock Purchase Plans	0.1	0.1	0.1
Share-based compensation expense	$ 0.6	$ 0.5	$ 0.4
Share-based Compensation Arrangement by Share-based Payment Award, Number of Shares Available for Grant	0.8

Related Party Transactions (Details) (Affiliated Entity [Member], USD $) In Millions, unless otherwise specified	12 Months Ended
	Sep. 30, 2012	Sep. 30, 2011	Sep. 30, 2010
Affiliated Entity [Member]
Related Party Transaction [Line Items]
Net sales to the affiliate	$ 353.3	$ 156.6	$ 107.5
Accounts receivable due from the affiliated company	$ 38.5	$ 29.8

Commitments and Contingencies (Details) (USD $) In Millions, unless otherwise specified	Sep. 30, 2012 T
Commitments and Contingencies [Line Items]
Estimated cost of complying with current proposed Boiler MACT rules	$ 200
Number of tons of CO2 equal to or greater than produced by facility subject to EPA rule	25,000
Accrual for Environmental Loss Contingencies	4.5
Smurfit Stone [Member]
Commitments and Contingencies [Line Items]
Guarantor Obligations, Maximum Exposure, Undiscounted	8
Seven Hills [Member]
Commitments and Contingencies [Line Items]
Equity Method Investment, Ownership Percentage	49.00%
Unrecorded Contingent Purchase Obligation, Amount	11
Percent of Ownership Acquired, Contingent Purchase Obligation	54.00%
Equity Method Investees [Member] | Financial Guarantee [Member]
Commitments and Contingencies [Line Items]
Guarantor Obligations, Maximum Exposure, Undiscounted	4
Other Long Term Liabilities [Member]
Commitments and Contingencies [Line Items]
Accrual for Environmental Loss Contingencies	2.6
Other Current Liabilities [Member]
Commitments and Contingencies [Line Items]
Accrual for Environmental Loss Contingencies	1.9
Capital Additions [Member]
Commitments and Contingencies [Line Items]
Long-term Purchase Commitment, Estimated Amount	$ 22.5

Segment Information (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended							12 Months Ended							12 Months Ended							12 Months Ended										12 Months Ended
	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2012	Sep. 30, 2011	Sep. 30, 2010	Sep. 30, 2012 Operating Segments [Member]	Sep. 30, 2011 Operating Segments [Member]	Sep. 30, 2010 Operating Segments [Member]	Sep. 30, 2009 Operating Segments [Member]	Sep. 30, 2012 Corrugated Packaging [Member]		Sep. 30, 2011 Corrugated Packaging [Member]		Sep. 30, 2010 Corrugated Packaging [Member]		Sep. 30, 2009 Corrugated Packaging [Member]	Sep. 30, 2012 Consumer Packaging [Member]		Sep. 30, 2011 Consumer Packaging [Member]		Sep. 30, 2010 Consumer Packaging [Member]		Sep. 30, 2009 Consumer Packaging [Member]	Sep. 30, 2012 Recycling [Member]		Sep. 30, 2011 Recycling [Member]		Sep. 30, 2010 Recycling [Member]		Sep. 30, 2009 Recycling [Member]	Sep. 30, 2012 Assets Held-for-sale [Member]	Sep. 30, 2011 Assets Held-for-sale [Member]	Sep. 30, 2010 Assets Held-for-sale [Member]	Sep. 30, 2012 Corporate [Member]	Sep. 30, 2011 Corporate [Member]	Sep. 30, 2010 Corporate [Member]
Segment Reporting Information [Line Items]
Net sales (aggregate)												$ 9,957.5	$ 5,714.4	$ 3,084.1		$ 6,171.2		$ 2,768.7		$ 800.6			$ 2,557.5		$ 2,359.8		$ 2,132.9			$ 1,228.8		$ 585.9		$ 150.6
Net sales (intersegment)												749.9	314.8	82.7		121.6		81.7		37.3			25.2		23.5		13			603.1		209.6		32.4
Net sales	2,353.8	2,303.2	2,282.9	2,267.7	2,463.5	1,382.1	792.9	761.1	9,207.6	5,399.6	3,001.4	9,207.6	5,399.6	3,001.4		6,049.6		2,687		763.3			2,532.3		2,336.3		2,119.9			625.7		376.3		118.2
Segment Reporting Information, Segment Income									718.3	531.7	443					364		241.7		143.5			347.2		275.2		290.5			7.1		14.8		9
Restructuring and other costs, net	(23.1)	(13.7)	(28.1)	(10.3)	(30.9)	(55.5)	(6.3)	(0.6)	(75.2)	(93.3)	(7.4)					(40.9)	[1]	(27.5)	[1]	(1.3)	[1]		2.4	[2]	(5.1)	[2]	(5.8)	[2]		(2.3)	[3]	(0.1)	[3]	(0.1)	[3]
Non-allocated expenses									(109.7)	(79.5)	(62)
Interest expense									(119.7)	(88.9)	(75.5)
Loss on extinguishment of debt	(6.3)	(0.1)	(19.5)	0	0	(39.5)	0	0	(25.9)	(39.5)	(2.8)
Interest income and other income (expense), net									1.3	(15)	0.1
Income before income taxes									389.1	215.5	295.4
Identifiable assets	10,687.1				10,566				10,687.1	10,566	2,914.9					8,300.4		8,159		1,146.7			1,755.4		1,731.9		1,610.1			248.9		308.3		32.3			9.6	31.9	3.2	372.8	334.9	122.6
Goodwill	1,865.3				1,839.4				1,865.3	1,839.4		1,865.3	1,839.4	748.8	736.4	1,449.1		1,428.3		393		392.8	363.3		359.8		355.6		343.4	52.9		51.3		0.2		0.2
Depreciation, depletion and amortization									534.3	278.3	147.4					411		164.1		48.2			96.4		91.8		88.3			13.4		5		1.2						13.5	17.4	9.7
Capital expenditures									$ 452.4	$ 199.4	$ 106.2					$ 327.8		$ 74.3		$ 6.7			$ 83.7		$ 106.3		$ 91			$ 10.3		$ 14		$ 4.8						$ 30.6	$ 4.8	$ 3.7

[1]	The Corrugated Packaging segment current year charges primarily reflect the closure of our Matane, Quebec containerboard mill, a machine taken out of operation at our Hodge, LA containerboard mill and seven corrugated container plants, all acquired in the Smurfit-Stone Acquisition (each initially recorded and five closed in fiscal 2012) and charges associated primarily with on-going closure costs at certain of six other corrugated container plants acquired in the Smurfit-Stone Acquisition (each initially recorded in fiscal 2011, five of the six were closed in fiscal 2011 and one closed in fiscal 2012) and our legacy Hauppauge, NY sheet plant (initially recorded in fiscal 2010 and closed in fiscal 2011), net of a gain on sale in fiscal 2012 primarily for our Santa Fe Springs, CA corrugated converting facility. The current year expenses in the ���Other Costs��� column primarily represent repayment of energy credits and site environmental closure activities at the Matane mill. The cumulative charges are primarily for the facilities mentioned above and fiscal 2011 charges related to kraft paper assets at our Hodge containerboard mill we acquired in the Smurfit-Stone Acquisition. We have transferred a substantial portion of each closed facility's production to our other facilities.
[2]	The Consumer Packaging segment current year activity primarily reflects the gain on sale of our Columbus, IN laminated paperboard converting operation and Milwaukee, WI folding carton facility (initially recorded and closed in fiscal 2011) and on-going closure costs associated with previously closed facilities. The cumulative charges primarily reflect the actions mentioned above as well as closure costs at certain of four interior packaging plants (three initially recorded and closed in fiscal 2011 and one initially recorded and closed in fiscal 2010), our Columbus laminated paperboard converting operation and our Macon, GA drum manufacturing operation (each initially recorded and closed in fiscal 2010) and our Drums, PA interior packaging plant (initially recorded and closed in fiscal 2010).
[3]	The Recycling segment current year charges primarily reflect the closure of six collection facilities (each initially recorded and three closed in fiscal 2012) and the cumulative charges reflect the preceding actions as well as carrying costs for two collections facilities shutdown in a prior year.

Segment Information Segment Information, Geographical Information (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2012	Sep. 30, 2011	Sep. 30, 2010
Revenues from External Customers and Long-Lived Assets [Line Items]
Net sales	$ 2,353.8	$ 2,303.2	$ 2,282.9	$ 2,267.7	$ 2,463.5	$ 1,382.1	$ 792.9	$ 761.1	$ 9,207.6	$ 5,399.6	$ 3,001.4
Segment Reporting Information, Segment Income									718.3	531.7	443
Foreign Operations [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Net sales									1,238.6	639	267.9
Segment Reporting Information, Segment Income									48.7	62.1	32.9
Long-Lived Assets	$ 496.7				$ 513.1				$ 496.7	$ 513.1	$ 96.8
Segment Reporting Information, Percentage of Net Sales to Unaffiliated Customers									13.50%	11.80%	8.90%
Segment Reporting Information, Percentage of Segment Income									6.80%	11.70%	7.90%
Segment Reporting Information, Percentage of Long-Lived Assets	8.90%				9.30%				8.90%	9.30%	7.70%

Segment Information Changes in Carrying Amount of Goodwill (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Sep. 30, 2012	Sep. 30, 2011	Sep. 30, 2010
Goodwill [Roll Forward]
Goodwill, end of period	$ 1,865.3	$ 1,839.4
Operating Segments [Member]
Goodwill [Roll Forward]
Goodwill, Gross beginning of period	1,882.2	791.6	779.2
Accumulated impairment losses, beginning of period	(42.8)	(42.8)	(42.8)
Goodwill, beginning of period	1,839.4	748.8	736.4
Goodwill acquired	33.5		10.8
Translation adjustment	3.3	(1)	1.6
Goodwill, Gross end of period	1,908.1	1,882.2	791.6
Accumulated impairment losses, end of period	(42.8)	(42.8)	(42.8)
Goodwill, end of period	1,865.3	1,839.4	748.8
Operating Segments [Member] | Smurfit Stone [Member]
Goodwill [Roll Forward]
Goodwill acquired		1,091.6
Purchase price allocation adjustments	(10.9)
Corrugated Packaging [Member]
Goodwill [Roll Forward]
Goodwill, Gross beginning of period	1,428.3	393	392.8
Accumulated impairment losses, beginning of period	0	0	0
Goodwill, beginning of period	1,428.3	393	392.8
Goodwill acquired	33.5		0
Translation adjustment	0.5	(0.1)	0.2
Goodwill, Gross end of period	1,449.1	1,428.3	393
Accumulated impairment losses, end of period	0	0	0
Goodwill, end of period	1,449.1	1,428.3	393
Corrugated Packaging [Member] | Smurfit Stone [Member]
Goodwill [Roll Forward]
Goodwill acquired		1,035.4
Purchase price allocation adjustments	(13.2)
Consumer Packaging [Member]
Goodwill [Roll Forward]
Goodwill, Gross beginning of period	402.6	398.4	386.2
Accumulated impairment losses, beginning of period	(42.8)	(42.8)	(42.8)
Goodwill, beginning of period	359.8	355.6	343.4
Goodwill acquired	0		10.8
Translation adjustment	2.8	(0.9)	1.4
Goodwill, Gross end of period	406.1	402.6	398.4
Accumulated impairment losses, end of period	(42.8)	(42.8)	(42.8)
Goodwill, end of period	363.3	359.8	355.6
Consumer Packaging [Member] | Smurfit Stone [Member]
Goodwill [Roll Forward]
Goodwill acquired		5.1
Purchase price allocation adjustments	0.7
Recycling [Member]
Goodwill [Roll Forward]
Goodwill, Gross beginning of period	51.3	0.2	0.2
Accumulated impairment losses, beginning of period	0	0	0
Goodwill, beginning of period	51.3	0.2	0.2
Goodwill acquired	0		0
Translation adjustment	0	0	0
Goodwill, Gross end of period	52.9	51.3	0.2
Accumulated impairment losses, end of period	0	0	0
Goodwill, end of period	52.9	51.3	0.2
Recycling [Member] | Smurfit Stone [Member]
Goodwill [Roll Forward]
Goodwill acquired		51.1
Purchase price allocation adjustments	$ 1.6

Financial Results by Quarter (Unaudited) (Details) (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended								12 Months Ended															1 Months Ended	3 Months Ended	12 Months Ended
	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2012	Sep. 30, 2011	Sep. 30, 2010	Sep. 30, 2012 Corrugated Packaging [Member]		Sep. 30, 2011 Corrugated Packaging [Member]		Sep. 30, 2010 Corrugated Packaging [Member]		Sep. 30, 2012 Consumer Packaging [Member]		Sep. 30, 2011 Consumer Packaging [Member]		Sep. 30, 2010 Consumer Packaging [Member]		May 27, 2011 Smurfit Stone [Member]	Jun. 30, 2011 Smurfit Stone [Member] Corrugated Packaging [Member]	Sep. 30, 2011 Line of Credit [Member] Combined Terminated Facility and Credit Facility [Member]
Net sales	$ 2,353.8	$ 2,303.2	$ 2,282.9	$ 2,267.7	$ 2,463.5	$ 1,382.1	$ 792.9	$ 761.1	$ 9,207.6	$ 5,399.6	$ 3,001.4	$ 6,049.6		$ 2,687		$ 763.3		$ 2,532.3		$ 2,336.3		$ 2,119.9
Gross profit	419.9	359.8	360.8	392.2	434.4	212.4	166.3	178.8	1,532.7	991.9	720.1
Restructuring and other costs, net	23.1	13.7	28.1	10.3	30.9	55.5	6.3	0.6	75.2	93.3	7.4	40.9	[1]	27.5	[1]	1.3	[1]	(2.4)	[2]	5.1	[2]	5.8	[2]
Loss on extinguishment of debt	(6.3)	(0.1)	(19.5)	0	0	(39.5)	0	0	(25.9)	(39.5)	(2.8)															(39.5)
Income before income taxes	120.8	90.6	53.3	124.4	127.1	(46)	55.8	78.6	389.1	215.5	295.4
Consolidated net income (loss)	83.4	59.3	32.7	76.8	84.8	(28.4)	38.3	51.3	252.2	146	230.7
Net income (loss) attributable to Rock-Tenn Company shareholders	82.3	58.2	31.9	76.7	83.9	(30.1)	37	50.3	249.1	141.1	225.6
Basic earnings (loss) per share attributable to Rock-Tenn Company shareholders	$ 1.15	$ 0.82	$ 0.45	$ 1.08	$ 1.18	$ (0.6)	$ 0.94	$ 1.29	$ 3.49	$ 2.81	$ 5.8
Diluted earnings (loss) per share attributable to Rock-Tenn Company shareholders	$ 1.14	$ 0.81	$ 0.44	$ 1.06	$ 1.17	$ (0.6)	$ 0.92	$ 1.27	$ 3.45	$ 2.77	$ 5.7
Gain (Loss) Related to Litigation Settlement	18.2
Basic and Diluted Earnings Per Share, Increase Due to Settlement of Paperboard Supply Agreement, Net of Legal Fees	$ 0.16
Common stock issued in acquisition (in shares)																								31
Acquistion Inventory Step-Up Expense																									$ 55.4
Basic and Diluted Earnings Per Share, Decrease Due to Acquistion Inventory						$ 0.69

[1]	The Corrugated Packaging segment current year charges primarily reflect the closure of our Matane, Quebec containerboard mill, a machine taken out of operation at our Hodge, LA containerboard mill and seven corrugated container plants, all acquired in the Smurfit-Stone Acquisition (each initially recorded and five closed in fiscal 2012) and charges associated primarily with on-going closure costs at certain of six other corrugated container plants acquired in the Smurfit-Stone Acquisition (each initially recorded in fiscal 2011, five of the six were closed in fiscal 2011 and one closed in fiscal 2012) and our legacy Hauppauge, NY sheet plant (initially recorded in fiscal 2010 and closed in fiscal 2011), net of a gain on sale in fiscal 2012 primarily for our Santa Fe Springs, CA corrugated converting facility. The current year expenses in the ���Other Costs��� column primarily represent repayment of energy credits and site environmental closure activities at the Matane mill. The cumulative charges are primarily for the facilities mentioned above and fiscal 2011 charges related to kraft paper assets at our Hodge containerboard mill we acquired in the Smurfit-Stone Acquisition. We have transferred a substantial portion of each closed facility's production to our other facilities.
[2]	The Consumer Packaging segment current year activity primarily reflects the gain on sale of our Columbus, IN laminated paperboard converting operation and Milwaukee, WI folding carton facility (initially recorded and closed in fiscal 2011) and on-going closure costs associated with previously closed facilities. The cumulative charges primarily reflect the actions mentioned above as well as closure costs at certain of four interior packaging plants (three initially recorded and closed in fiscal 2011 and one initially recorded and closed in fiscal 2010), our Columbus laminated paperboard converting operation and our Macon, GA drum manufacturing operation (each initially recorded and closed in fiscal 2010) and our Drums, PA interior packaging plant (initially recorded and closed in fiscal 2010).

Selected Consolidating Financial Statements of Parent, Guarantors and Non-Guarantors Guarantor Financial Data (Income Statement) (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2012	Sep. 30, 2011	Sep. 30, 2010
Condensed Financial Statements, Captions [Line Items]
Net sales	$ 2,353.8	$ 2,303.2	$ 2,282.9	$ 2,267.7	$ 2,463.5	$ 1,382.1	$ 792.9	$ 761.1	$ 9,207.6	$ 5,399.6	$ 3,001.4
Cost of goods sold									7,674.9	4,407.7	2,281.3
Gross profit	419.9	359.8	360.8	392.2	434.4	212.4	166.3	178.8	1,532.7	991.9	720.1
Selling, general and administrative expenses									927.5	541.2	339.9
Restructuring and other costs, net	23.1	13.7	28.1	10.3	30.9	55.5	6.3	0.6	75.2	93.3	7.4
Operating profit									530	357.4	372.8
Interest expense									(119.7)	(88.9)	(75.5)
Loss on extinguishment of debt	(6.3)	(0.1)	(19.5)	0	0	(39.5)	0	0	(25.9)	(39.5)	(2.8)
Interest income and other income (expense), net									1.3	(15)	0.1
Equity in income of unconsolidated entities									3.4	1.5	0.8
Equity in Income of Consolidated Entities									0	0	0
Income before income taxes	120.8	90.6	53.3	124.4	127.1	(46)	55.8	78.6	389.1	215.5	295.4
Income tax (expense) benefit									(136.9)	(69.5)	(64.7)
Consolidated net income	83.4	59.3	32.7	76.8	84.8	(28.4)	38.3	51.3	252.2	146	230.7
Less: Net income attributable to noncontrolling interests									(3.1)	(4.9)	(5.1)
Net income attributable to Rock-Tenn Company shareholders	82.3	58.2	31.9	76.7	83.9	(30.1)	37	50.3	249.1	141.1	225.6
Comprehensive income (loss) attributable to Rock-Tenn Company shareholders									47.8	(65.9)	241.8
Parent Company [Member]
Condensed Financial Statements, Captions [Line Items]
Net sales									0.1	0.5	0.1
Cost of goods sold									0	0.6	0
Gross profit									0.1	(0.1)	0.1
Selling, general and administrative expenses									2.3	1.7	1.4
Restructuring and other costs, net									2.6	19.4	0
Operating profit									(4.8)	(21.2)	(1.3)
Interest expense									(106.4)	(84.2)	(70.2)
Loss on extinguishment of debt									(25.9)	(38.6)	(2.8)
Interest income and other income (expense), net									51.7	61.5	73.1
Equity in income of unconsolidated entities									0	0	0
Equity in Income of Consolidated Entities									302.4	191.2	226.3
Income before income taxes									217	108.7	225.1
Income tax (expense) benefit									32.1	32.4	0.5
Consolidated net income									249.1	141.1	225.6
Less: Net income attributable to noncontrolling interests									0	0	0
Net income attributable to Rock-Tenn Company shareholders									249.1	141.1	225.6
Comprehensive income (loss) attributable to Rock-Tenn Company shareholders									47.8	(65.9)	241.8
Guarantor Subsidiaries [Member]
Condensed Financial Statements, Captions [Line Items]
Net sales									8,225.3	4,815.6	2,697
Cost of goods sold									6,816.5	3,932.6	2,042
Gross profit									1,408.8	883	655
Selling, general and administrative expenses									797.7	447.6	297.4
Restructuring and other costs, net									47.6	72.7	4.3
Operating profit									563.5	362.7	353.3
Interest expense									(46.3)	(125.1)	(76.1)
Loss on extinguishment of debt									0	(0.9)	0
Interest income and other income (expense), net									(147)	(40.4)	(48.2)
Equity in income of unconsolidated entities									3.4	1.9	0.8
Equity in Income of Consolidated Entities									15.7	44.6	24.8
Income before income taxes									389.3	242.8	254.6
Income tax (expense) benefit									(134.9)	(73)	(45.1)
Consolidated net income									254.4	169.8	209.5
Less: Net income attributable to noncontrolling interests									(2.7)	(4.9)	(5.1)
Net income attributable to Rock-Tenn Company shareholders									251.7	164.9	204.4
Comprehensive income (loss) attributable to Rock-Tenn Company shareholders									46.7	(45.6)	216.7
Non-Guarantor Subsidiaries [Member]
Condensed Financial Statements, Captions [Line Items]
Net sales									1,648.3	956.1	460.9
Cost of goods sold									1,366.1	738.8	342.1
Gross profit									282.2	217.3	118.8
Selling, general and administrative expenses									127.5	91.9	41.1
Restructuring and other costs, net									25	1.2	3.1
Operating profit									129.7	124.2	74.6
Interest expense									(29.4)	(21.7)	(8.3)
Loss on extinguishment of debt									0	0	0
Interest income and other income (expense), net									0.6	(2.3)	0.5
Equity in income of unconsolidated entities									0	(0.4)	0
Equity in Income of Consolidated Entities									0	0.1	0
Income before income taxes									100.9	99.9	66.8
Income tax (expense) benefit									(34.1)	(28.9)	(20.1)
Consolidated net income									66.8	71	46.7
Less: Net income attributable to noncontrolling interests									(0.4)	0	0
Net income attributable to Rock-Tenn Company shareholders									66.4	71	46.7
Comprehensive income (loss) attributable to Rock-Tenn Company shareholders									63.6	21.7	49.2
Consolidation, Eliminations [Member]
Condensed Financial Statements, Captions [Line Items]
Net sales									(666.1)	(372.6)	(156.6)
Cost of goods sold									(507.7)	(264.3)	(102.8)
Gross profit									(158.4)	(108.3)	(53.8)
Selling, general and administrative expenses									0	0	0
Restructuring and other costs, net									0	0	0
Operating profit									(158.4)	(108.3)	(53.8)
Interest expense									62.4	142.1	79.1
Loss on extinguishment of debt									0	0	0
Interest income and other income (expense), net									96	(33.8)	(25.3)
Equity in income of unconsolidated entities									0	0	0
Equity in Income of Consolidated Entities									(318.1)	(235.9)	(251.1)
Income before income taxes									(318.1)	(235.9)	(251.1)
Income tax (expense) benefit									0	0	0
Consolidated net income									(318.1)	(235.9)	(251.1)
Less: Net income attributable to noncontrolling interests									0	0	0
Net income attributable to Rock-Tenn Company shareholders									(318.1)	(235.9)	(251.1)
Comprehensive income (loss) attributable to Rock-Tenn Company shareholders									$ (110.3)	$ 23.9	$ (265.9)

Selected Consolidating Financial Statements of Parent, Guarantors and Non-Guarantors Guarantor Financial Data (Balance Sheet) (Details) (USD $) In Millions, unless otherwise specified	Sep. 30, 2012	Sep. 30, 2011	Sep. 30, 2010	Sep. 30, 2009
Condensed Financial Statements, Captions [Line Items]
Cash and cash equivalents	$ 37.2	$ 41.7	$ 15.9	$ 11.8
Restricted cash	40.6	41.1
Accounts receivable, net	1,075.6	1,109.6
Inventories	861.9	849.8
Other current assets	174.5	186.7
Intercompany receivables	0	0
Total current assets	2,189.8	2,228.9
Net property, plant and equipment	5,611.4	5,527.2
Goodwill	1,865.3	1,839.4
Intangibles, net	795.1	799.4
Intercompany notes receivable	0	0
Investments in consolidated subsidiaries	0	0
Other assets	225.5	171.1
Assets	10,687.1	10,566	2,914.9
Current portion of debt	261.3	143.3
Accounts payable	708.9	780.7
Accrued compensation and benefits	211.4	220
Other current liabilities	226.7	174.3
Intercompany payables	0	0
Total current liabilities	1,408.3	1,318.3
Long-term debt due after one year	3,151.2	3,302.5
Intercompany notes payable	0	0
Pension liabilities, net of current portion	1,493.1	1,431
Postretirement benefit liabilities, net of current portion	154.2	155.2
Deferred income taxes	888.8	827.1
Other long-term liabilities	173.9	153.3
Redeemable noncontrolling interests	11.4	6.3
Total Rock-Tenn Company shareholders��� equity	3,405.7	3,371.6	1,011.3
Noncontrolling interests	0.5	0.7
Total equity	3,406.2	3,372.3	1,017.4
Liabilities and Equity	10,687.1	10,566
Parent Company [Member]
Condensed Financial Statements, Captions [Line Items]
Cash and cash equivalents	0	0	0	0.1
Restricted cash	40.6	41.1
Accounts receivable, net	0	0
Inventories	0	0
Other current assets	33.2	32.6
Intercompany receivables	396.8	788.8
Total current assets	470.6	862.5
Net property, plant and equipment	0	0
Goodwill	0	0
Intangibles, net	0	0
Intercompany notes receivable	768	756.1
Investments in consolidated subsidiaries	5,642.3	5,909.3
Other assets	42.9	49.6
Assets	6,923.8	7,577.5
Current portion of debt	202.9	118.1
Accounts payable	0	7.7
Accrued compensation and benefits	0	0
Other current liabilities	43.7	97.6
Intercompany payables	602.4	1,465.1
Total current liabilities	849	1,688.5
Long-term debt due after one year	2,555.7	2,485.1
Intercompany notes payable	109.3	32.3
Pension liabilities, net of current portion	0	0
Postretirement benefit liabilities, net of current portion	0	0
Deferred income taxes	0	0
Other long-term liabilities	4.1	0
Redeemable noncontrolling interests	0	0
Total Rock-Tenn Company shareholders��� equity	3,405.7	3,371.6
Noncontrolling interests	0	0
Total equity	3,405.7	3,371.6
Liabilities and Equity	6,923.8	7,577.5
Guarantor Subsidiaries [Member]
Condensed Financial Statements, Captions [Line Items]
Cash and cash equivalents	0	3.6	0.6	0.9
Restricted cash	0	0
Accounts receivable, net	110.5	96.1
Inventories	700.1	685.3
Other current assets	142.8	144.2
Intercompany receivables	793.1	1,580.5
Total current assets	1,746.5	2,509.7
Net property, plant and equipment	5,102.9	5,002.2
Goodwill	1,761.4	1,738.7
Intangibles, net	782.9	786.2
Intercompany notes receivable	403.3	247.8
Investments in consolidated subsidiaries	365.8	355.5
Other assets	123.6	105.4
Assets	10,286.4	10,745.5
Current portion of debt	0	18.4
Accounts payable	642.4	685.6
Accrued compensation and benefits	178.2	186.3
Other current liabilities	160.7	59.2
Intercompany payables	658	939.3
Total current liabilities	1,639.3	1,888.8
Long-term debt due after one year	0	10.5
Intercompany notes payable	733.9	707
Pension liabilities, net of current portion	1,283	1,234.3
Postretirement benefit liabilities, net of current portion	102.1	105.3
Deferred income taxes	861.3	837.1
Other long-term liabilities	166.5	146.2
Redeemable noncontrolling interests	7.5	6.3
Total Rock-Tenn Company shareholders��� equity	5,492.3	5,809.3
Noncontrolling interests	0.5	0.7
Total equity	5,492.8	5,810
Liabilities and Equity	10,286.4	10,745.5
Non-Guarantor Subsidiaries [Member]
Condensed Financial Statements, Captions [Line Items]
Cash and cash equivalents	37.2	38.1	15.3	10.8
Restricted cash	0	0
Accounts receivable, net	1,026.6	1,062
Inventories	161.8	164.5
Other current assets	25.7	32.3
Intercompany receivables	148.2	85.7
Total current assets	1,399.5	1,382.6
Net property, plant and equipment	508.5	525
Goodwill	103.9	100.7
Intangibles, net	12.2	13.2
Intercompany notes receivable	0.7	0
Investments in consolidated subsidiaries	0	0
Other assets	59	26.1
Assets	2,083.8	2,047.6
Current portion of debt	58.4	6.8
Accounts payable	128	135.9
Accrued compensation and benefits	33.2	33.7
Other current liabilities	49.5	39.9
Intercompany payables	77.7	50.6
Total current liabilities	346.8	266.9
Long-term debt due after one year	595.5	806.9
Intercompany notes payable	328.8	264.6
Pension liabilities, net of current portion	210.1	196.7
Postretirement benefit liabilities, net of current portion	52.1	49.9
Deferred income taxes	27.5	0
Other long-term liabilities	3.3	7.1
Redeemable noncontrolling interests	3.9	0
Total Rock-Tenn Company shareholders��� equity	515.8	455.5
Noncontrolling interests	0	0
Total equity	515.8	455.5
Liabilities and Equity	2,083.8	2,047.6
Consolidation, Eliminations [Member]
Condensed Financial Statements, Captions [Line Items]
Cash and cash equivalents	0	0	0	0
Restricted cash	0	0
Accounts receivable, net	(61.5)	(48.5)
Inventories	0	0
Other current assets	(27.2)	(22.4)
Intercompany receivables	(1,338.1)	(2,455)
Total current assets	(1,426.8)	(2,525.9)
Net property, plant and equipment	0	0
Goodwill	0	0
Intangibles, net	0	0
Intercompany notes receivable	(1,172)	(1,003.9)
Investments in consolidated subsidiaries	(6,008.1)	(6,264.8)
Other assets	0	(10)
Assets	(8,606.9)	(9,804.6)
Current portion of debt	0	0
Accounts payable	(61.5)	(48.5)
Accrued compensation and benefits	0	0
Other current liabilities	(27.2)	(22.4)
Intercompany payables	(1,338.1)	(2,455)
Total current liabilities	(1,426.8)	(2,525.9)
Long-term debt due after one year	0	0
Intercompany notes payable	(1,172)	(1,003.9)
Pension liabilities, net of current portion	0	0
Postretirement benefit liabilities, net of current portion	0	0
Deferred income taxes	0	(10)
Other long-term liabilities	0	0
Redeemable noncontrolling interests	0	0
Total Rock-Tenn Company shareholders��� equity	(6,008.1)	(6,264.8)
Noncontrolling interests	0	0
Total equity	(6,008.1)	(6,264.8)
Liabilities and Equity	$ (8,606.9)	$ (9,804.6)

Selected Consolidating Financial Statements of Parent, Guarantors and Non-Guarantors Guarantor Financial Data (Cash Flow) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Sep. 30, 2012	Sep. 30, 2011	Sep. 30, 2010
Condensed Financial Statements, Captions [Line Items]
Net cash provided by (used for) operating activities	$ 656.7	$ 461.7	$ 377.3
Capital expenditures	(452.4)	(199.4)	(106.2)
Cash paid for the purchase of a leased facility	(17)	0	0
Cash paid for purchase of business, net of cash acquired	(125.6)	(1,300.1)	(23.9)
Investment in unconsolidated entities	(1.7)	(2)	(0.3)
Return of capital from unconsolidated entities	1.8	1	0.8
Proceeds from sale of property, plant and equipment	40.5	8.6	3.6
Proceeds from property, plant and equipment insurance settlement	10.2	0.5	0
Intercompany notes issued	0	0	0
Intercompany notes proceeds	0	0	0
Intercompany capital investment	0	0	0
Intercompany return of capital	0	0	0
Net cash used for investing activities	(544.2)	(1,491.4)	(126)
Proceeds from issuance of notes	1,442.2	0	0
Additions to revolving credit facilities	748.1	802.6	189.7
Repayments of revolving credit facilities	(759.8)	(564.5)	(197.7)
Additions to debt	326.6	2,877.4	154.3
Repayments of debt	(1,803.6)	(1,966.3)	(366.3)
Debt issuance costs	(16.2)	(43.8)	(0.2)
Cash paid for debt extinguishment costs	(14)	(37.9)	0
Issuances of common stock, net of related minimum tax withholdings	5.2	25.2	(0.6)
Purchases of common stock	0	0	(3.6)
Excess tax benefits from share-based compensation	10	0	4.3
Capital contributed to consolidated subsidiary from noncontrolling interest	0	0	1.4
Advances from (repayments to) consolidated entities	0	0	0
Advances from (repayments to) unconsolidated entity	0.2	1.7	1.7
Cash dividends paid to shareholders	(56.5)	(37.6)	(23.4)
Cash distributions paid to noncontrolling interests	(0.8)	(5.2)	(6.9)
Intercompany notes borrowing	0	0	0
Intercompany notes payments	0	0	0
Intercompany capital receipt	0	0	0
Intercompany capital return	0	0	0
Intercompany dividends	0	0	0
Net cash (used for) provided by financing activities	(118.6)	1,051.6	(247.3)
Effect of exchange rate changes on cash and cash equivalents	1.6	3.9	0.1
Cash and Cash Equivalents, Period Increase (Decrease)	(4.5)	25.8	4.1
Cash and cash equivalents at beginning of period	41.7	15.9	11.8
Cash and cash equivalents at end of period	37.2	41.7	15.9
Parent Company [Member]
Condensed Financial Statements, Captions [Line Items]
Net cash provided by (used for) operating activities	132.9	50.3	221.5
Capital expenditures	0	0	0
Cash paid for the purchase of a leased facility	0
Cash paid for purchase of business, net of cash acquired	(93.5)	(1,300.1)	0
Investment in unconsolidated entities	0	0	0
Return of capital from unconsolidated entities	0	0	0
Proceeds from sale of property, plant and equipment	0	0	0
Proceeds from property, plant and equipment insurance settlement	0	0
Intercompany notes issued	(36.1)	(16.7)	(13)
Intercompany notes proceeds	27.6	174.4	156.7
Intercompany capital investment	(89.3)	(1,171.7)	(7.3)
Intercompany return of capital	378.9	102.3	123.8
Net cash used for investing activities	187.6	(2,211.8)	260.2
Proceeds from issuance of notes	1,442.2
Additions to revolving credit facilities	687.4	553.2	182.3
Repayments of revolving credit facilities	(674.4)	(562.5)	(185.4)
Additions to debt	227.1	2,225	0
Repayments of debt	(1,527.6)	(626.6)	(194.1)
Debt issuance costs	(16.2)	(43.8)	(0.1)
Cash paid for debt extinguishment costs	(14)	(37.9)
Issuances of common stock, net of related minimum tax withholdings	5.2	25.2	(0.6)
Purchases of common stock			(3.6)
Excess tax benefits from share-based compensation	0		0
Capital contributed to consolidated subsidiary from noncontrolling interest			0
Advances from (repayments to) consolidated entities	(470.6)	657.9	(180)
Advances from (repayments to) unconsolidated entity	0	0	0
Cash dividends paid to shareholders	(56.5)	(37.6)	(23.4)
Cash distributions paid to noncontrolling interests	0	0	0
Intercompany notes borrowing	76.9	17.5	23.8
Intercompany notes payments	0	(8.9)	(100.7)
Intercompany capital receipt	0	0	0
Intercompany capital return	0	0	0
Intercompany dividends	0	0	0
Net cash (used for) provided by financing activities	(320.5)	2,161.5	(481.8)
Effect of exchange rate changes on cash and cash equivalents	0	0	0
Cash and Cash Equivalents, Period Increase (Decrease)	0	0	(0.1)
Cash and cash equivalents at beginning of period	0	0	0.1
Cash and cash equivalents at end of period	0	0	0
Guarantor Subsidiaries [Member]
Condensed Financial Statements, Captions [Line Items]
Net cash provided by (used for) operating activities	540	1,051.6	332.8
Capital expenditures	(426.5)	(172.2)	(95.4)
Cash paid for the purchase of a leased facility	(17)
Cash paid for purchase of business, net of cash acquired	(32.1)	0	0
Investment in unconsolidated entities	(1.7)	(2)	(0.3)
Return of capital from unconsolidated entities	1.8	0.8	0.8
Proceeds from sale of property, plant and equipment	17.9	7.4	3.1
Proceeds from property, plant and equipment insurance settlement	10.2	0.5
Intercompany notes issued	(156.2)	(39.5)	(54.6)
Intercompany notes proceeds	1.8	270	0
Intercompany capital investment	0	(207.1)	(2.6)
Intercompany return of capital	0	2.1	1.4
Net cash used for investing activities	(601.8)	(140)	(147.6)
Proceeds from issuance of notes	0
Additions to revolving credit facilities	0	0	0
Repayments of revolving credit facilities	0	0	0
Additions to debt	0	0	2.3
Repayments of debt	(28.8)	(1,169.1)	(2.2)
Debt issuance costs	0	0	0
Cash paid for debt extinguishment costs	0	0
Issuances of common stock, net of related minimum tax withholdings	0	0	0
Purchases of common stock			0
Excess tax benefits from share-based compensation	10		4.3
Capital contributed to consolidated subsidiary from noncontrolling interest			0
Advances from (repayments to) consolidated entities	505.9	(598.5)	138.5
Advances from (repayments to) unconsolidated entity	0.2	1.7	1.7
Cash dividends paid to shareholders	0	0	0
Cash distributions paid to noncontrolling interests	0	0	0
Intercompany notes borrowing	35.6	0	0
Intercompany notes payments	(10)	(174.4)	(156.7)
Intercompany capital receipt	39.3	1,136.7	7.3
Intercompany capital return	(378.9)	(102.3)	(5.1)
Intercompany dividends	(115.1)	(2.7)	(175.6)
Net cash (used for) provided by financing activities	58.2	(908.6)	(185.5)
Effect of exchange rate changes on cash and cash equivalents	0	0	0
Cash and Cash Equivalents, Period Increase (Decrease)	(3.6)	3	(0.3)
Cash and cash equivalents at beginning of period	3.6	0.6	0.9
Cash and cash equivalents at end of period	0	3.6	0.6
Non-Guarantor Subsidiaries [Member]
Condensed Financial Statements, Captions [Line Items]
Net cash provided by (used for) operating activities	151.4	(601.1)	33.8
Capital expenditures	(25.9)	(27.2)	(10.8)
Cash paid for the purchase of a leased facility	0
Cash paid for purchase of business, net of cash acquired	0	0	(23.9)
Investment in unconsolidated entities	0	0	0
Return of capital from unconsolidated entities	0	0.2	0
Proceeds from sale of property, plant and equipment	22.6	1.2	0.5
Proceeds from property, plant and equipment insurance settlement	0	0
Intercompany notes issued	0	0	(8.9)
Intercompany notes proceeds	0	8.9	100.7
Intercompany capital investment	0	0	0
Intercompany return of capital	0	0	0
Net cash used for investing activities	(3.3)	(16.9)	57.6
Proceeds from issuance of notes	0
Additions to revolving credit facilities	60.7	249.4	7.4
Repayments of revolving credit facilities	(85.4)	(2)	(12.3)
Additions to debt	99.5	652.4	152
Repayments of debt	(247.2)	(170.6)	(170)
Debt issuance costs	0	0	(0.1)
Cash paid for debt extinguishment costs	0	0
Issuances of common stock, net of related minimum tax withholdings	0	0	0
Purchases of common stock			0
Excess tax benefits from share-based compensation	0		0
Capital contributed to consolidated subsidiary from noncontrolling interest			1.4
Advances from (repayments to) consolidated entities	(35.3)	(59.4)	41.5
Advances from (repayments to) unconsolidated entity	0	0	0
Cash dividends paid to shareholders	0	0	0
Cash distributions paid to noncontrolling interests	(0.8)	(5.2)	(6.9)
Intercompany notes borrowing	79.8	38.7	52.7
Intercompany notes payments	(19.4)	(270)	0
Intercompany capital receipt	50	242.1	2.6
Intercompany capital return	0	(2.1)	(120.1)
Intercompany dividends	(52.5)	(36.4)	(35.2)
Net cash (used for) provided by financing activities	(150.6)	636.9	(87)
Effect of exchange rate changes on cash and cash equivalents	1.6	3.9	0.1
Cash and Cash Equivalents, Period Increase (Decrease)	(0.9)	22.8	4.5
Cash and cash equivalents at beginning of period	38.1	15.3	10.8
Cash and cash equivalents at end of period	37.2	38.1	15.3
Consolidation, Eliminations [Member]
Condensed Financial Statements, Captions [Line Items]
Net cash provided by (used for) operating activities	(167.6)	(39.1)	(210.8)
Capital expenditures	0	0	0
Cash paid for the purchase of a leased facility	0
Cash paid for purchase of business, net of cash acquired	0	0	0
Investment in unconsolidated entities	0	0	0
Return of capital from unconsolidated entities	0	0	0
Proceeds from sale of property, plant and equipment	0	0	0
Proceeds from property, plant and equipment insurance settlement	0	0
Intercompany notes issued	192.3	56.2	76.5
Intercompany notes proceeds	(29.4)	(453.3)	(257.4)
Intercompany capital investment	89.3	1,378.8	9.9
Intercompany return of capital	(378.9)	(104.4)	(125.2)
Net cash used for investing activities	(126.7)	877.3	(296.2)
Proceeds from issuance of notes	0
Additions to revolving credit facilities	0	0	0
Repayments of revolving credit facilities	0	0	0
Additions to debt	0	0	0
Repayments of debt	0	0	0
Debt issuance costs	0	0	0
Cash paid for debt extinguishment costs	0	0
Issuances of common stock, net of related minimum tax withholdings	0	0	0
Purchases of common stock			0
Excess tax benefits from share-based compensation	0		0
Capital contributed to consolidated subsidiary from noncontrolling interest			0
Advances from (repayments to) consolidated entities	0	0	0
Advances from (repayments to) unconsolidated entity	0	0	0
Cash dividends paid to shareholders	0	0	0
Cash distributions paid to noncontrolling interests	0	0	0
Intercompany notes borrowing	(192.3)	(56.2)	(76.5)
Intercompany notes payments	29.4	453.3	257.4
Intercompany capital receipt	(89.3)	(1,378.8)	(9.9)
Intercompany capital return	378.9	104.4	125.2
Intercompany dividends	167.6	39.1	210.8
Net cash (used for) provided by financing activities	294.3	(838.2)	507
Effect of exchange rate changes on cash and cash equivalents	0	0	0
Cash and Cash Equivalents, Period Increase (Decrease)	0	0	0
Cash and cash equivalents at beginning of period	0	0	0
Cash and cash equivalents at end of period	$ 0	$ 0	$ 0